UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                          Schroder Global Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2006

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


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                        SCHRODER MUTUAL FUNDS

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OCTOBER 31, 2006        ANNUAL REPORT


                        Schroder North American Equity Fund

                        Schroder International Diversified Value Fund

                        Schroder U.S. Opportunities Fund

                        Schroder U.S. Small and Mid Cap Opportunities Fund

                        Schroder International Alpha Fund

                        Schroder Emerging Market Equity Fund

                        Schroder Enhanced Income Fund

                        Schroder Strategic Bond Fund

                        Schroder Total Return Fixed Income Fund

                        Schroder Municipal Bond Fund

                        Schroder Short-Term Municipal Bond Fund


[LOGO OMITTED] SCHRODERS

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SCHRODER MUTUAL FUNDS
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                                          December 15, 2006

Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the fiscal year ended October 31, 2006. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by each portfolio manager explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your Fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

Please note that the Report now includes information covering four funds launched in the past year. Three of them are equity funds -- the Schroder International Diversified Value Fund, the Schroder U.S. Small and Mid Cap Opportunities Fund and the Schroder Emerging Market Equity Fund -- while one, the Schroder Strategic Bond Fund, is a fixed income fund. All four funds were launched to take advantage of current market opportunities and provide you with attractive options that may compliment your current portfolio of investments.

Although 2006 saw higher U.S. interest rates, inflation worries, the beginnings of a slowdown in the U.S. housing market and political tensions, the world's economies, at this writing, continue to grow moderately. Global equity markets enjoyed strong support for the majority of 2006, helping the MSCI World Index record a fourth consecutive year of gains. Most markets seemed to follow the same trend -- starting the year off on the same positive note that they ended the previous one, then falling in the global equity market sell-off in May and June, before finally staging a recovery in the second half of the year.

The initial optimism in the markets was fueled by huge levels of liquidity, merger and acquisition activity and strength in corporate profits and operating margins. During this time oil and commodity prices continued to rise into uncharted territory. This sparked off the initial concerns about U.S. inflation, interest rates and the housing market, and the impact they would have on the global economy, leading to a period of volatility in May and June. Markets then staged a steady recovery as these concerns receded and expectations about a soft landing for the U.S. economy increased. The decision in August by the Federal Reserve to leave interest rates on hold after two years of increases also provided support. We still, however, have some concerns about the global economy's future growth. The most notable factors center around the slowdown in the U.S. housing market and its effect on the U.S. consumer, ongoing turmoil in the Middle East and higher oil and commodity prices.

Markets supported by the U.S. economy, such as those in the emerging and Asian regions, were among the most volatile, though they were strong performers overall. Rising oil and commodity prices did help emerging equity markets get off to a strong start in 2006, with these markets also enjoying record levels of foreign investment. In fact, according to both Morgan Stanley and Emerging Portfolio Fund Research, total investment in emerging markets in the first quarter of 2006 surpassed the total amount recorded in the whole of 2005, itself a then record. However, concerns about the U.S. economy coupled with U.S. dollar weakness and fears about high valuations led to a sharp sell-off before an easing of these concerns saw some recovery. Among the biggest emerging markets, Brazil, China, Russia and India (the BRIC markets) all enjoyed strong returns, while South Korea was among the weakest.

In the U.S., equities gained ground in 2006 despite a significant market sell-off in May and June. These declines more than wiped out all the gains that the U.S. stock market had enjoyed in the first four months of 2006. Comments by the Fed, however, that suggested that interest rates would not need to rise as high as had been feared and its decision to leave interest rates on hold after 17 consecutive increases prompted a rally in share prices. Rates are now at 5.25% and the market is pricing in rate cuts in 2007 following encouraging comments by the Fed. Easing concerns over inflation and a growing belief that the economy will enjoy a soft landing rather than a recession sent the broad S&P 500 Index to five-year highs during the final quarter of the fiscal year. Interestingly, the results of November's mid-term elections had little impact on the stock market.



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

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SCHRODER MUTUAL FUNDS
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The bond  markets  began 2006 on a negative  note,  as central  banks across the world raised interest rates. Yields on government bonds rose in tandem with these higher rates, putting a downward pressure on prices and therefore returns. There was some relief in May as the global rout in equities -- primarily over fears that interest rates in the U.S. could rise higher than equity investors had previously expected -- caused a short-lived rally in bonds. Markets started to become much more positive from around the beginning of July as the idea gathered strength that the Fed would end two years of rate rises by refraining from lifting rates at its August meeting. The Fed did indeed stop raising rates at this time, causing the rally in global bond markets to continue apace.

Returns from corporate bond markets were generally stronger than those from government bonds, with the high yield part of the market leading the way. Fixed income investors continued to search out securities offering better yields than those available on government debt. The strength of the world's economy meant that corporate bonds were well-supported and this demand naturally fed through to riskier high yield debt. However, conditions in the investment-grade market were more mixed. While returns were still positive, they were thoroughly muted in comparison to high yield. The reason for this was primarily the dramatic increase in leveraged buyouts, both in terms of number and of size.

Our outlook for 2007 remains cautiously optimistic. While we expect a slowdown, both globally and in the United States, we do not see the current conditions as the start of a more significant downturn in growth. We believe that the economy will move into a period of moderate but continued positive growth with controlled inflation and U.S. interest rates falling in the second half of 2007.

In this type of environment, we believe that the investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                                    Sincerely,

                                                    /s/ Mark A. Hemenetz

                                                    Mark A. Hemenetz, CFA
                                                    President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2006.



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                                        2

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the 12 months ended October 31, 2006, the Schroder North American Equity Fund rose 16.04% (Investor Shares), compared to the FTSE North American Index (the "Index"), a broad-based basket of North American stocks, which rose 17.08%. For the same 12-month period, the S&P 500 Index increased 16.34%.

Additionally, in the seven months from its inception date on March 31, 2006 to October 31, 2006, Schroder North American Equity Fund's Advisor Shares rose 6.50% compared to an increase in the Index of 7.41% and an increase in the S&P 500 Index of 7.54% during the same seven-month period. In the future, this annual report will address 12 months of performance for both share classes of the Fund.

MARKET BACKGROUND

Equity markets in North America performed very well in the 12-month period, driven by generally positive economic news and an increase in merger-and-acquisition activity -- both in the U.S. and internationally -- involving many market-leading names. U.S. equities continued to lag in global terms, however, apparently hindered by the interest rate outlook.

The Federal Reserve appears to have paused in its interest rate tightening cycle, holding its key rate steady at 5.25% since June and suggested that further adjustments would depend upon how well inflation moderates.

PORTFOLIO REVIEW

One of the most significant changes to the Fund's positioning over the past fiscal year was in the financials sector. Relative share price movements prompted a rotation from insurance and capital markets stocks into thrifts and real estate stocks, since fears that U.S. interest rates might rise further than anticipated had resulted in weak relative performance from interest-rate-sensitive stocks.

The Fund benefited from particularly good sector allocation and stock selection in the utilities sector, where KEYSPAN rose strongly following a takeover approach, and within the metals and mining industry as commodity prices continued to rise. The single greatest stock contributor was U.S. steel company NUCOR, while TECK COMINCO, the zinc and copper producer, also outperformed as several base metals prices reached multi-year highs. This performance was partially offset by weaker relative performance in the energy and consumer discretionary sectors. In particular, an underweight position in CANADIAN NATURAL RESOURCES, an oil and gas producer in Canada, and negative stock selection in the media and retail industries hurt relative performance.

OUTLOOK

Schroders believes that the U.S. economy will continue its slowdown in the coming few quarters, although GDP growth should remain reasonably supportive of corporate profit growth staying on track. The housing market, which has slumped sharply in recent months, is a primary concern, as is the possibility that low unemployment and a slight up-tick in wage growth may cause some inflationary pressures.

On the other hand, balance sheets are generally healthy and, on the whole, companies are generating good levels of cash. Excess cash is increasingly being used either to fund future growth (organically or through acquisitions) or returned to shareholders via buybacks and dividends. Aggressive share buyback programs and private equity involvement in much of the M&A activity are also indicative of the liquidity that has been boosting global markets. With the U.S. economy showing some signs of weakness, expectations of a rate cut have recently increased. This has helped to undermine the U.S. dollar and put renewed strain on the U.S. market, which then becomes less attractive to foreign investors in their local currency.

We continue to believe that shares that have the right combination of quality (profitability, stability of earnings and financial strength), value and momentum are likely to benefit over the longer term.

--------------------------------------------------------------------------------

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SCHRODER NORTH AMERICAN EQUITY FUND
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          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER NORTH AMERICAN EQUITY FUND -- INVESTOR OR ADVISOR SHARES
VS. THE STANDARD & POOR'S (S&P) 500 INDEX, AND THE FTSE ALL WORLD NORTH AMERICAN
                                   (NA) INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Schroder           Schroder
             North American    North American
              Equity Fund,      Equity Fund,                         FTSE NA
            Investor Shares    Advisor Shares    S&P 500 Index        Index
 9/17/03       $10,000            $10,000          $10,000           $10,000
10/31/03        10,280             10,278           10,262            10,278
10/31/04        11,348             11,309           11,228            11,331
10/31/05        12,536             12,460           12,207            12,552
10/31/06        14,547             14,410           14,202            14,696


The FTSE North American Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends. The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION                           One Year          Annualized
                                                   Ended              Since
                                               October 31, 2006      Inception
                                               ----------------     ----------
Schroder North American Equity Fund --
   Investor Shares ..........................       16.04%           12.77%(a)
   Advisor Shares ...........................       15.65%(b)        12.42%(b)

(a) The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the line graph and the performance information table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Health & Personal Care                                                     13.9%
Commercial & Other Banks                                                   10.8
International Oil, Crude &
   Petroleum Products                                                       9.9
Financial Institution & Services                                            8.6
Business Services & Computer Services                                       6.7
Computers/Telecommunications &
   Office Equipment                                                         5.5
Electric, Gas Utilities & Telephone                                         5.5
Other                                                                       5.5
Retail Trade                                                                5.5
Multi-Line Property & Casualty Insurance                                    3.8
Media                                                                       3.7

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Beverage & Tobacco                                                          3.6%
Electronics & Instrument/
   Control Equipment                                                        3.1
Aerospace & Defense                                                         2.3
Chemicals                                                                   2.2
Real Estate                                                                 1.8
Mining, Metals & Minerals                                                   1.7
Transportation & Storage                                                    1.7
Entertainment, Leisure & Toys                                               1.6
Insurance-Life & Agents/Brokers                                             1.5
Food & Grocery Products                                                     1.0
Short-Term Investment                                                       0.1

--------------------------------------------------------------------------------

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SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the two months from its inception date on August 30, 2006 to October 31, 2006, the Schroder International Diversified Value Fund rose 5.40% (Investor Shares) and 5.30% (Advisor Shares), compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 4.05% during this same period. In the future, this annual report will address 12 months of performance.

MARKET BACKGROUND

Global equity markets rose strongly in the period, continuing to recover from the mid-year fall in equities when markets had become concerned by the threat of inflation and growing political uncertainties. A strong start to the third quarter earnings season in the United States, however, and a more optimistic view on the Eurozone economies gave investors confidence to buy back into the market. Cyclical sectors such as industrials performed the strongest while the defensive health care sector underperformed.

PORTFOLIO REVIEW

The Fund's outperformance was diversified across a number of sectors including financials, industrials and health care.

The Fund's exposure to financial stocks, particularly in the Pacific ex-Japan region, added the most value over the period. U.K. insurance companies performed well while avoiding Japanese commercial banks, which we continue to find expensive, also benefited the Fund.

Within industrials, the Fund's holdings in airline companies, including AIR FRANCE-KLM and QANTAS AIRWAYS, which benefited from takeover speculation during the period, performed well despite concerns over terrorism, as oil prices fell.

Outperformance was widely diversified across many regions, with the strongest returns coming from Europe ex-U.K., Pacific ex-Japan and emerging markets. Weaker performance came only from Canada and smaller companies in Japan.

Performance was partially offset by weaker relative returns in the information technology sector. The Fund's fairly small holding in FIREONE GROUP, which provides payment services to the online gaming sector, was hurt by the change in U.S. legislation concerning this sector.

PLEASE NOTE THAT STOCK AND SECTOR ATTRIBUTION IS MORE MEANINGFUL OVER LONGER TIME PERIODS.

OUTLOOK

We believe that value will be found in emerging markets while there will be increasingly less opportunity in the U.K. as private equity and M&A activity drives up prices. Looking at market sectors, financials and industrials appear to offer value while the health care and information technology sectors seem to be less attractive.



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                                        5

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SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
THE SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND -- INVESTOR OR ADVISOR SHARES
         VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                Schroder           Schroder
             International      International
              Diversified        Diversified
              Value Fund,        Value Fund,       MSCI EAFE
           Investor Shares     Advisor Shares        Index
 8/30/06       $10,000             $10,000          $10,000
10/31/06        10,540              10,530           10,407

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                                   Inception to
                                                                October 31, 2006
                                                                ----------------
Schroder International Diversified Value Fund (a) --
   Investor Shares .......................................            5.40%
   Advisor Shares ........................................            5.30%

(a) Cumulative total return from commencement of Fund operations (August 30, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------
                                                                % of Investments
Continental Europe                                                      34.9%
Pacific ex-Japan                                                        17.1
Emerging Markets                                                        15.0
Japan                                                                   12.9
United Kingdom                                                          10.1
North America                                                            8.2
Short-Term Investments                                                   1.8

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                                        6

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the 12 months ended October 31, 2006, the Schroder U.S. Opportunities Fund rose 21.67% (Investor Shares) compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 19.98%.

Additionally, in the five-and-a-half months from its inception date on May 15, 2006 to October 31, 2006, Schroder U.S. Opportunities Fund's Advisor Shares rose 3.74% compared to an increase in the Index of 4.54%. In the future, this annual report will address 12 months of performance for both share classes of the Fund.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock selection in the health care and technology sectors contributed to performance. Stock selection within the financial services and consumer staples sectors detracted from the Fund's performance during the 12-month period, as well as our underweight in materials (with this sector up over 34% for the year).

MARKET BACKGROUND

The year was robust for small cap stocks. Small companies generally produced strong returns over this time as investors appear to have become more confident in economic prospects. Economic news was generally positive during the 12 months under review; the Fed paused its interest rate hikes and despite high energy prices and a cooling housing market, U.S. consumers continued to spend. Most sectors of the market produced solid returns, with producer durables and materials and processing among the best performers.

PORTFOLIO REVIEW

During the 12-month period, the Fund performed well, with particularly good performance from our health care and technology stocks. The strongest contributor to outperformance was RSA SECURITY, which issued strong earnings, won another key contract to supply its user authentication (data protection) package, and received a bid from EMC for a 40% premium to its share price. AGNICO-EAGLE MINES (a Canadian gold producer) was also a significant contributor to relative performance. The stock was up over 170% in the 12-month period, benefiting from the high price of gold. Other technology stocks performed well, including INTEGRATED DEVICE TECHNOLOGY and VOLTERRA SEMICONDUCTOR, amid growing confidence in the prospects for increased capital spending in the technology area.

The Fund's two largest detractors from performance were ADVANCED ANALOGIC TECHNOLOGIES and SCIENTIFIC GAMES. ADVANCED ANALOGIC TECHNOLOGIES cut its third quarter earnings and revenue projections and the stock fell over 40%. SCIENTIFIC GAMES fell following the release of disappointing profit numbers.

OUTLOOK

We believe the U.S. economy will continue slowing but that strength in the corporate sector will help offset any weakness from the consumer. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing. The impact of this slowdown, combined with high oil and gas prices, threatens consumer spending, especially with savings ratios already at historically low levels. Although consumers have so far remained resilient, we believe that they will eventually cut back on discretionary spending. Corporate balance sheets, however, are healthy -- profits are good and companies are increasingly focused on generating returns for shareholders.

We believe the key to delivering strong relative returns will be picking cash-generative companies able to perform well in a slowing growth environment and that our fundamental-based research process will continue to identify these stocks.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR OR ADVISOR SHARES VS. THE RUSSELL
                                   2000 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Schroder U.S.         Schroder U.S.
         Opportunities Fund,   Opportunities Fund,   Russell 2000
           Investor Shares       Advisor Shares         Index
10/31/96       $10,000             $10,000            $10,000
10/31/97        13,238              13,209             12,933
10/31/98        11,128              11,072             11,402
10/31/99        12,119              12,032             13,097
10/31/00        17,056              16,890             15,377
10/31/01        17,620              17,404             13,424
10/31/02        15,874              15,641             11,871
10/31/03        20,974              20,613             17,019
10/31/04        25,381              24,880             19,015
10/31/05        28,239              27,611             21,312
10/31/06        34,358              33,531             25,570

The Russell 2000 Index is a market capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                                 One Year Ended    Five Years Ended   Ten Years Ended
                                                October 31, 2006   October 31, 2006   October 31, 2006
                                                ----------------   ----------------   ----------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares ..........................        21.67%            14.29%(c)          13.14%(c)
   Advisor Shares ...........................        21.44%(d)         14.02%(c)(d)       12.86%(c)(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c) Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the line graph and the performance information table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
iShares Russell 2000 Index Fund                                         2.4%
Scientific Games Class A                                                1.9
Reinsurance Group of America                                            1.8
Informatica                                                             1.5
Max Re Capital                                                          1.4

*Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 16.3%
Financial Services                                                     16.0
Technology                                                             15.8
Health Care                                                            10.9
Materials & Processing                                                  8.4
Other Energy                                                            5.2
Producer Durables                                                       4.6
Utilities                                                               3.0
Autos & Transportation                                                  2.5
Other                                                                   0.9
Consumer Staples                                                        0.9
Short-Term Investment                                                  15.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the seven months from its inception date on March 31, 2006 to October 31, 2006, the Schroder U.S. Small and Mid Cap Opportunities Fund rose 2.50% (Investor Shares) and 2.30% (Advisor Shares), compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 0.77%. In the future, this annual report will address 12 months of performance.

MARKET BACKGROUND

Overall, U.S. small and mid caps performed strongly during the period under review. Markets continued an impressive recovery during the third quarter from the sharp correction in May and June and economic news was generally positive; the Fed paused its interest rate hikes and despite high energy prices and a cooling housing market, U.S. consumers continued to spend. Job growth continues on an upward trajectory and inflation appears to be broadly under control. We have some concerns regarding the softening housing market, but we do not foresee a collapse there.

PORTFOLIO REVIEW

During the period under review, the Fund benefited from particularly good stock selection with our picks in the technology, consumer discretionary and materials sectors adding most value. In the technology sector, the Fund's holdings in SYMBOL TECHNOLOGIES and PARAMETRIC TECHNOLOGY helped boost performance while its holding in WATSON WYATT WORLDWIDE (consumer discretionary) was the single greatest contributor, with the consultancy firm impressing the market with strong performance.

Meanwhile, weaker performance from the Fund's stock selection and underweight position in the utilities sector was the biggest detractor. Holdings in the previously outperforming health care sector also weighed on relative returns. The Fund's holding in SCIENTIFIC GAMES was the most significant drag on performance. The stock fell in August after second quarter profit came in below expectations. Also in the health care sector, INVITROGEN'S share price suffered after the company announced a third quarter net loss and forecast fourth quarter results below expectations.

OUTLOOK

We believe the U.S. economy will continue slowing but that strength in the corporate sector will help offset any weakness from the consumer. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing. The impact of this slowdown, combined with high oil and gas prices, threatens consumer spending, especially with savings ratios already at historically low levels. Although consumers have so far remained resilient, we believe that they will eventually cut back on discretionary spending. Corporate balance sheets, however, are healthy -- profits are good and companies are increasingly focused on generating returns for shareholders.

We believe the key to delivering strong relative returns will be picking cash-generative companies able to perform well in a slowing growth environment and that our fundamental-based research process will continue to identify these stocks.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
THE SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND -- INVESTOR OR ADVISOR
                       SHARES VS. THE RUSSELL 2500 INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Schroder U.S.       Schroder U.S.
          Small and Mid Cap    Small and Mid Cap
         Opportunities Fund,   Opportunities Fund,   Russell 2500
           Investor Shares      Advisor Shares           Index
 3/31/06       $10,000             $10,000              $10,000
10/31/06        10,250              10,230               10,077

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

                                                                 Inception to
                                                              October 31, 2006
                                                              ------------------
Schroder U.S. Small and Mid Cap Opportunities Fund (a) --
   Investor Shares .........................................         2.50%
   Advisor Shares ..........................................         2.30%

(a) Cumulative total return from commencement of Fund operations (March 31, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
VeriSign                                                               3.1%
Invitrogen                                                             2.5
Scientific Games Class A                                               2.5
Watson Wyatt Worldwide Class A                                         2.4
Thermo Electron                                                        2.2

*Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Technology                                                            17.4%
Health Care                                                           15.6
Financial Services                                                    15.3
Consumer Discretionary                                                12.8
Materials & Processing                                                 9.4
Other Energy                                                           7.0
Producer Durables                                                      6.2
Utilities                                                              3.7
Consumer Staples                                                       2.1
Autos & Transportation                                                 1.8
Other                                                                  1.7
Short-Term Investment                                                  7.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the fiscal year ended October 31, 2006, the Schroder International Alpha Fund rose 29.86% (Investor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 27.52%.

Additionally, in the five-and-a-half months from inception date on May 15, 2006 to October 31, 2006, Schroder U.S. International Alpha Fund's Advisor Shares rose 4.01% compared to an increase in the Index of 3.45%. In the future, this annual report will address 12 months of performance for both share classes of the Fund.

During the period, the Fund's stock selection in the U.K. and Japan and exposure to emerging markets and Canada contributed most to performance from a regional perspective. From a sector viewpoint, the Fund's choice of stocks in energy, industrials, health care, telecommunications and financials all added significant value. These positive factors more than offset weaker performance from some of its materials holdings and an underweight exposure to the utilities sector.

MARKET BACKGROUND

International equity markets produced exceptionally strong returns in the 12-month period, with generally positive economic data and corporate earnings driving share prices higher. Continental Europe was helped by improving economic conditions, strong export demand and growing confidence by consumers and businesses. Mergers and acquisitions drove share prices in several areas, including utilities and financials, two of the best-performing sectors in the period.

The U.K. and the Pacific ex-Japan region also delivered strong returns, while Japan was the weakest performing market -- in stark contrast to 2005 when it was one of the best performers.

Oil and commodity prices were volatile during the period, with oil ending the period broadly at the level at which it began. The recent fall was due to higher inventories, slower economic growth expectations and a quiet hurricane season in the Gulf Coast. Meanwhile, the price of metals -- including copper, gold and platinum -- rose on the back of heavy demand, especially in Asia. As such, mining stocks performed well in the period.

Liquidity and investor confidence were notably high, evidenced by the strong inflows to emerging markets. However, this confidence was tested in May and June by concerns that the Federal Reserve would continue raising interest rates to combat inflationary pressures. The fear was that higher interest rates would choke economic growth, possibly leading to recession. Equity markets fell and, during this short-term correction, investors appeared to adjust their assumptions for the global economy and we noted a shift in market leadership. Defensive sectors came back into favor, especially stocks in consumer staples, healthcare and utilities.

In July, the Federal Reserve alleviated these fears by keeping U.S. interest rates unchanged, thereby ending a two-year string of successive rate rises. The rate-setting committee highlighted that it believed the U.S. economy was slowing and suggested that inflation would not be as significant a problem as feared. This announcement lifted investor sentiment and equity markets resumed their upward trend throughout the rest of the period.

PORTFOLIO REVIEW

In the U.K., the Fund's choice of energy (BG GROUP) and health care stocks, such as ALLIANCE BOOTS, added the most value to the portfolio. ALLIANCE BOOTS is the result of the ALLIANCE UNICHEM and BOOTS merger that took place during the period, which is expected to deliver significant cost and revenue synergies. Meanwhile, the Fund's underweight exposure to the Japanese market also contributed positively to performance, as Japan produced the lowest returns in the Index in the period. One area where the Fund found particularly good value was financials and its stock selection in this sector (MITSUBISHI ESTATE and ORIX) was extremely beneficial.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

Holdings in emerging markets and Canada (SUNCOR ENERGY) also enhanced Fund performance. South Korean DAEWOO SHIPBUILDING & MARINE ENGINEERING won a number of large contracts for energy-related vessels such as offshore drilling platforms and liquefied natural gas carriers. Telecommunication companies in Asia benefited from strong growth in mobile phone subscriptions, which supported price gains in stocks such as TELEKOMUNIKASI (Indonesia).

Other notable performers included ATLAS COPCO (Swedish machinery), CAPITA GROUP (UK business services) and SANPAOLO IMI (Italian bank). SANPAOLO IMI is a prime example of the merger-and-acquisition activity that has been evident throughout the period, with a number of industries consolidating both within domestic markets as well as across borders. The announced merger between SANPAOLO IMI and BANCA INTESA creates the largest bank in Italy and should result in large synergies and opportunities to compete with larger European banks.

In constrast, Japanese air conditioner manufacturer, DAIKIN INDUSTRIES was one of the Fund's largest detractors, with the company reporting disappointing sales in the period, particularly in Europe where weather conditions were unfavorable. LG. PHILIPS LCD (South Korean consumer electronics) was another weak performer as its management guided earnings estimates lower due to persistent weakness in the TFT-LCD panel market.

OUTLOOK

We believe the U.S. economy, and in turn the global economy, will slow gradually and avoid a recession. The U.S. consumer has proven quite resilient in light of the housing market downturn, although we expect spending to weaken. Other head-winds to global economic growth include the maturity of the economic cycle, ongoing geopolitical tensions -- the shape of which might be altered by the results of the November U.S. elections -- and rising interest rates in Europe and Japan.

At the same time, we see a number of strong tailwinds to support growth, such as improving economic conditions in Europe, recently lower oil prices, continued strength in demand from emerging markets, especially China, and the continued integration into the global economy of their products, capital and deflationary forces. Furthermore, global liquidity remains relatively benign and company balance sheets are quite healthy, which should also support international equity markets.

The Fund expects to maintain a balanced approach, seeking to identify growth at reasonable prices in companies that we believe possess strong competitive advantages.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER INTERNATIONAL ALPHA FUND -- INVESTOR OR ADVISOR SHARES VS. THE
             MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Schroder           Schroder
            International      International
             Alpha Fund,        Alpha Fund,       MSCI EAFE
           Investor Shares    Advisor Shares        Index
10/31/96       $10,000           $10,000           $10,000
10/31/97        10,833            10,803            10,463
10/31/98        11,247            11,188            11,472
10/31/99        13,701            13,597            14,114
10/31/00        14,800            14,648            13,704
10/31/01        11,106            10,964            10,288
10/31/02         9,196             9,062             8,929
10/31/03        11,279            11,083            11,342
10/31/04        12,780            12,531            13,479
10/31/05        15,266            14,924            15,917
10/31/06        19,285            19,356            20,298

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                               One Year Ended    Five Years Ended   Ten Years Ended
                                              October 31, 2006   October 31, 2006   October 31, 2006
                                              ----------------   ----------------   ----------------
Schroder International Alpha Fund (a) --
   Investor Shares ........................        29.86%           12.29%(b)            7.08%(b)
   Advisor Shares .........................        29.70%(c)        12.04%(b)(c)         6.83%(b)(c)

(a) Effective April 1, 2006, the combined advisory and administrative fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b) Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the line graph and the performance information table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                                                       % OF INVESTMENTS
--------------------------------------------------------------------------------
Royal Bank of Scotland Group                                            2.9%
Sumitomo Mitsui Financial Group                                         2.8
Nestle                                                                  2.7
Deutsche Bank                                                           2.7
ORIX                                                                    2.5

*Excludes any Short-Term Investments.

                              GEOGRAPHIC ALLOCATION
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                                % of Investments
Continental Europe                                                     29.9%
United Kingdom                                                         24.0
Japan                                                                  18.6
Emerging Markets                                                       12.1
Pacific ex-Japan                                                        7.2
North America                                                           5.6
Short-Term Investments                                                  2.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the seven months from its inception date on March 31, 2006 to October 31, 2006, the Schroder Emerging Market Equity Fund rose 5.50% (Investor Shares) and 5.30% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which rose 5.10% during the same period. In the future, this annual report will address 12 months of performance.

During the period, the Fund benefited from its regional strategy -- particularly its overweight positions in Russia and Argentina. The Fund's underweight positions in Poland and Hungary, however, detracted from performance. Strong stock selection in India and China helped performance while poor stock selection in Korea and Taiwan hurt the Fund's performance.

MARKET BACKGROUND

Global emerging markets generally posted strong returns over the past year, helped by rising oil and commodity prices, robust investor inflows and interest rate cuts in markets such as Brazil. However, concerns about the U.S. economy coupled with U.S. dollar weakness and fears about high valuations led to a sharp sell off, before an easing of these concerns saw some recovery. Among the biggest emerging markets, Brazil, China, Russia and India (the BRIC markets) all enjoyed strong returns, while South Korea was among the weakest.

PORTFOLIO REVIEW

While stock and sector attribution is more meaningful over longer time periods, the Fund outperformed its benchmark index during the seven months since the Fund's inception. The Fund's relatively high exposure to Russia (which also performed strongly) added value but an underweight in the strongly performing Indian market held back relative returns.

We are emphasizing stronger economies with high levels of foreign reserves, current account surpluses and sustainable growth. The Fund has invested more money in South Korea and remains overweight in Thailand, attracted by an improving economic outlook although the political situation remains a concern. India remains the Fund's largest underweight position while Peru moved to overweight. The strong Peruvian economy appears attractive. Russia remains the only overweight market in the EMEA (Europe, Middle East, Africa) region with the economy continuing to perform very strongly.

OUTLOOK

Emerging market growth is holding up well against a backdrop of what we believe will be slowing growth next year for the global economy. Liquidity remains strong, supporting interest in asset classes like emerging markets. In our opinion, emerging markets should be able to sustain stronger growth due to intra-regional and domestic demand against a backdrop of huge structural improvements. In addition, valuations are relatively inexpensive, with markets trading on a P/E of 11.5 times, a 20% discount to developed markets. We have more modest return expectations for 2007 but are still predicting positive returns in line with current earnings growth estimates.

We expect to maintain the Fund's basic approach of allocating to the most attractive countries in the emerging market universe and purchasing what are, in our view, the best companies in each country. We are confident that this approach will pay off in the year ahead as we anticipate that fundamentals, rather than momentum, will become the key performance drivers.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER EMERGING MARKET EQUITY FUND -- INVESTOR OR ADVISOR SHARES VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Schroder Emerging     Schroder Emerging        MSCI
             Market Fund,          Market Fund,      Emerging Markets
           Investor Shares        Advisor Shares          Index
 3/31/06       $10,000               $10,000             $10,000
10/31/06        10,549                10,531              10,510

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

                                                      Inception to
                                                    October 31, 2006
                                                    ----------------
Schroder Emerging Market Equity Fund (a) --
   Investor Shares ..........................             5.50%
   Advisor Shares ...........................             5.30%

(a) Cumulative total return from commencement of Fund operations (March 31, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
OAO Gazprom ADR                                                        4.4%
Samsung  Electronics  GDR                                              4.1
Petroleo  Brasileiro ADR                                               3.7
Taiwan  Semiconductor Manufacturing ADR                                3.0
America Movil ADR Series L                                             2.8


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

During the 12 months ended October 31, 2006, the Schroder Enhanced Income Fund rose 4.68% (Investor Shares) and 4.40% (Advisor Shares), compared to the LIBOR 3-Month USD Fixed Index (the "Index"), a widely used measure of short-term debt returns, which rose 5.07%.

Overall performance trailed the Index during the 12-month reporting period due to the rising interest rate environment -- the Fund maintained a longer average duration than the Index and was thus held back by the effects of higher short-term interest rates. The Fund has been positioned to benefit from the end of the Federal Reserve's (the "Fed") tightening cycle and as such we anticipate improved performance going forward.

MARKET BACKGROUND

In the past 12 months, the broad U.S. bond market (up 5.19%, as measured by the Lehman U.S. Aggregate Bond Index) underperformed the stock market (up 16.34%, as measured by the S&P 500 Index), as investors drove up equity prices in late 2005 and through the third quarter of 2006. The bond market suffered during much of the year from continued increases in the Federal funds rate by the Fed to counteract the possibility of inflation but performed well in the third quarter with the market rallying in response to indicators of a weakening economy and an uncertain inflation outlook. Since June of 2004, the Fed increased the Federal funds rate 17 straight times -- rising from a low of 1.00% to 5.25% in June of 2006, where it remains as of this writing.

Accordingly, rates across the Treasury curve increased, even on the long end, as investors demanded a higher premium for holding longer-term bonds. The yield on the 2-year Treasury increased by 0.51% -- from 4.18% to 4.69% during the reporting period. The yield of the 10-year Treasury rose by 0.22% from 4.42% to 4.64%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.16% to 4.72%, or 0.56% during the same time period.

Economic data releases by the end of the reporting period were mixed and the Fed responded as anticipated by holding its rate steady. This did not surprise investors and the resulting lack of volatility allowed mortgage-backed securities to perform well early but underperform afterward as investors took profits. Investment grade credits reacted similarly, doing well early in the year but then posting negative returns. The much anticipated re-introduction of the 30-year Treasury bond was in strong demand, performed very well initially and sold off with the rest of the yield curve in March.

PORTFOLIO REVIEW

The Fund underperformed its Index over the past year. Exposure to the flattening yield curve throughout the period boosted performance but, since the securities held by the Fund had a longer average duration than the securities in the Index, this was offset by the effects of higher short-term interest rates. The Fund has been positioned to benefit from the end of the Fed's tightening cycle and as such we anticipate improved performance going forward.

OUTLOOK

We believe the Fed is likely to keep interest rates on hold well into 2007. We believe that the Fed is basing its policy on the idea that current inflation levels will decline as the economy continues to slow. The recent rally in the Treasury market suggests that investors are ahead of current Fed policy and expect a series of rate cuts to begin. Much of the initial Treasury rally was the result of investors covering their short positions, but position surveys now suggest that outright longs are common. We expect a correction in interest rates that should drive the yield curve slightly steeper and so anticipate adding duration exposure at higher interest rates.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

Securitized markets have recently performed well as volatility remains extremely low and swap spreads continue to tighten. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") spreads should remain very stable as short-term rates peak, particularly the short-duration sector of the market most suitable for the Fund. With the Fed on hold for at least the next few months and interest rates not likely to move beyond their recent range, MBS and ABS securities should perform well as volatility stays low.

The slowing housing market remains a key focus for the Fund given its exposure to MBS and mortgage ABS. Security selection has emphasized structural protections and other features to insulate the Fund from the slowing housing market and this continues to be our paramount focus. We also believe that the slowing housing market will present some opportunities as it will likely alter prepayment behavior, particularly in the ABS segment of the mortgage market. The Fund therefore expects to continue to underweight the short end of the yield curve. The recent activity in the marketplace highlights the great amount of uncertainty investors have and we feel volatility, both actual and implied, is due to rise. In the expected market conditions, the Fund expects to continue to seek opportunities in high quality, short-term issues to provide liquidity and current income consistent with the preservation of capital.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
        THE SCHRODER ENHANCED INCOME FUND -- INVESTOR OR ADVISOR SHARES
                     VS. THE LIBOR 3-MONTH USD FIXED INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Schroder Enhanced     Schroder Enhanced
              Income Fund,          Income Fund,
            Investor Shares        Advisor Shares       LIBOR
12/31/04       $10,000               $10,000           $10,000
10/31/05        10,218                10,197            10,288
10/31/06        10,696                10,645            10,809


The LIBOR 3-Month USD Fixed Index is a broad-based basket of U.S. debt securities.

PERFORMANCE INFORMATION

                                                   One Year         Annualized
                                                     Ended             Since
                                               October 31, 2006    Inception (a)
                                               ----------------    -------------
Schroder Enhanced Income Fund --
   Investor Shares ........................         4.68%              3.73%
   Advisor Shares .........................         4.40%              3.46%

(a)   From  commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
FNMA 7.186%, 7/01/36                                                   4.8%
Toyota Motor Credit
   5.235%, 11/02/06                                                    3.7
Structured Asset Mortgage Investments,
   Series 2005-AR8, Class A2
   6.238%, 2/25/36                                                     2.8
Residential Accredit Loans,
   Series 2005-Q02, Class A1
   6.118%, 9/25/45                                                     2.7
Countrywide Alternative Loan Trust,
   Series 2006-J1, Class 1A6
   5.500%, 2/25/36                                                     2.7

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                   52.6%
Mortgage-Backed Obligations                                           20.4
U.S. Government Mortgage
   Backed Obligations                                                 12.0
Asset-Backed Securities                                                8.7
Commercial Paper                                                       3.7
Corporate Obligations                                                  1.3
Short-Term Investment                                                  1.3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the four months from its inception date on June 30, 2006, the Schroder Strategic Bond Fund rose 1.28% (Investor Shares) and 1.12% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 4.49%. As a further measure of comparison, the LIBOR 3-Month USD Fixed Index, a widely used measure of short-term debt returns, rose 1.79%.

MARKET BACKGROUND

Bond markets across the world have been dominated by investors' changing perceptions for U.S. and other countries' interest rates. October in particular was a very volatile month for bond markets. While the U.S. Federal Reserve (the "Fed"), the Bank of England and the Bank of Japan kept interest rates unchanged, investors continued to re-appraise their view of future rate decisions. This led bonds to sell off sharply during the first three weeks of October as data showed good economic strength globally, but by the final week data was more negative and yields fell back to near their original levels.

PORTFOLIO REVIEW

During the four-month period under review the Fund maintained a defensive position. Duration was kept at zero years for a large part of the period, while the Fund's exposure to risky assets such as high yield and emerging market debt ("EMD") was maintained at a reduced level through the end of September. This defensive stance impacted returns following the rally in bond markets that was initiated by the Fed's decision in August to pause its monetary tightening.

Toward the end of the period, overall duration was increased from a target of zero years to just over one year. This was achieved through adding long positions in Europe and Japan and increasing the Fund's exposure to MBS while maintaining short positions in the United States. The Fund managers also added exposure to riskier markets, increasing high yield allocation and selective positions in EMD.

OUTLOOK

We currently believe that global bond markets, the U.S. in particular, may have rallied too far, too fast. Ten-year U.S. yields declined to as low as 4.53% in September, a level that appears to reflect a belief in imminent rate cuts. We believe that this view, in contrast to the outlook of the credit markets and equity markets, may be too pessimistic. Consequently, we believe that the high prices will fall and the Fund is positioned for such an event. Furthermore, we will look to cover the funds short positions following a back-up in yields.

Japan is our most favored bond market. Although the next move in Japanese rates is likely to be higher, economic data has been mixed and does not suggest the need for aggressive tightening. This, coupled with the positive carry being offered, makes this an attractive market in which to hold duration.

We believe that the Fund's benchmark-agnostic, total return investment approach will allow us to focus on flexible, best-ideas investment in a broad geographic range of markets and sectors. When combined with a risk management mentality that diversifies investments across a range of strategies, we believe that the Fund is well positioned to perform well in the current economic environment.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE SCHRODER STRATEGIC BOND FUND -- INVESTOR OR ADVISOR SHARES
                   VS. THE LEHMAN U.S. AGGREGATE BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          Schroder Strategic     Schroder Strategic     Lehman U.S.
               Bond Fund,             Bond Fund,      Aggregate Bond
           Investor Shares         Advisor Shares         Index
 6/30/06       $10,000                $10,000            $10,000
10/31/06        10,127                 10,111             10,449

The  Lehman  U.S.   Aggregate  Bond  Index  comprises   government   securities,
mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market.

PERFORMANCE INFORMATION

                                                      Inception to
                                                    October 31, 2006
                                                    ----------------
Schroder Strategic Bond Fund (a) --
   Investor Shares ..........................             1.28%
   Advisor Shares ...........................             1.12%

(a) Cumulative total return from commencement of Fund operations (June 30, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
FNMA 5.051%, 11/10/06                                                 24.6%
FHLMC Gold TBA 5.500%, 11/15/36                                       16.3
FNMA TBA 6.000%, 11/25/36                                             15.5
U.S. Treasury Bond 5.125%, 5/15/16                                    11.2
United Kingdom Treasury Bond
   4.000%, 9/07/16                                                     8.9

                               SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Government Mortgage
   Backed Obligations                                                 56.3%
Foreign Bonds                                                         15.4
U.S. Treasury Obligations                                             14.9
Corporate Obligations                                                 10.1
Mortgage-Backed Obligations                                            2.4
Short-Term Investment                                                  0.9



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

During the 12 months ended October 31, 2006, the Schroder Total Return Fixed Income Fund rose 4.90% (Investor Shares) and 4.56% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 5.19%.

Overall performance trailed the Index during the 12-month reporting period due to the Fund's short duration position relative to the Index, which held back returns as bond prices rose, as did the Fund's less-than-benchmark exposure to corporate bonds. The Fund's strategy of owning fewer Treasuries in favor of both residential and commercial mortgage-backed securities helped boost performance. In addition, the Fund avoided that 2- to 3-year duration segment where the Federal Reserve's (the "Fed") actions, described below, seemed to have the most impact. The Fund's exposure to the flattening yield curve throughout the year -- which occurs when the difference between short-term and long-term interest rates is falling -- had a positive effect on performance, as 30-year Treasuries rallied significantly.

MARKET BACKGROUND

In the past 12 months, the broad U.S. bond market (up 5.19%, as measured by the Index) underperformed the stock market (up 16.34%, as measured by the S&P 500 Index), as investors drove up equity prices in late 2005 and through the third quarter of 2006. The bond market suffered during much of the year from continued increases in the Federal funds rate by the Fed to counteract the possibility of inflation but performed well in the third quarter with the market rallying in response to indicators of a weakening economy and an uncertain inflation outlook. Since June of 2004, the Fed increased the Federal funds rate 17 straight times -- rising from a low of 1.00% to 5.25% in June of 2006, where it remains as of this writing.

Accordingly, rates across the Treasury curve increased, even on the long end as investors demanded a higher premium for holding longer-term bonds. The yield on the 2-year Treasury increased by 0.51% -- from 4.18% to 4.69% during the reporting period. The yield on the 10-year Treasury rose by 0.22% from 4.42% to 4.64%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.16% to 4.72%, or 0.56% during the same time period.

Economic data releases by the end of the reporting period were mixed and the Fed responded as anticipated by holding its rate steady. This did not surprise investors and the resulting lack of volatility allowed mortgage-backed securities to perform well in January and February but underperform afterward as investors took profits. Investment grade credit reacted similarly, doing well in January and February but then posting negative returns. The much anticipated re-introduction of the 30-year Treasury bond was in strong demand, performed very well initially and sold off with the rest of the yield curve in March.

PORTFOLIO REVIEW

In the first six months of the year the Fund outperformed the Index by maintaining a neutral duration stance (that is to say, the Fund's portfolio was roughly equally sensitive to interest rate changes as the Index), while managing maturities to avoid that 2- to 3-year duration segment where the Fed's action seemed to have the most impact.

In the last six months of the reporting period the Fund underperformed the Index. While exposure to the flattening yield curve has been positive overall, this was offset by the effects of higher short-term interest rates since the securities held by the Fund had a longer average duration than the securities in the Index.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

OUTLOOK

We believe the Fed is likely to keep interest rates on hold well into 2007. The Fed is basing its policy on the idea that current inflation levels will decline as the economy continues to slow. The recent rally in the Treasury market suggests that investors are ahead of current Fed policy and expect a series of rate cuts to begin. Much of the initial Treasury rally was the result of investors covering their short positions, but position surveys now suggest that outright longs are common. At present, our portfolios are short duration. We expect a correction in interest rates which should drive the yield curve slightly steeper.

Corporate yield spreads are at risk from both a further dip in economic growth -- which hurts earnings -- and from stronger growth -- which leads to higher interest rates, thereby offering little reward over Treasuries. The Fund continues to upgrade its overall credit quality and shorten maturities on its corporate holdings. New corporate supply issuance in September was very large and the Fund used the opportunity to add new positions and moderately increase net exposure. Mortgage holdings in the Fund are neutral. With the Fed on hold for at least the next few months and interest rates not likely to move beyond their recent range, we believe that mortgages and asset backed securities will perform well as volatility stays low.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER TOTAL RETURN FIXED INCOME FUND -- INVESTOR OR ADVISOR SHARES
                   VS. THE LEHMAN U.S. AGGREGATE BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Schroder Total Return   Schroder Total Return     Lehman U.S.
           Fixed Income Fund,      Fixed Income Fund,    Aggregate Bond
           Investor Shares          Advisor Shares           Index
12/31/04       $10,000                 $10,000              $10,000
10/31/05        10,150                  10,130               10,102
10/31/06        10,648                  10,592               10,627

The Lehman U.S. Aggregate Bond Index is a widely used measure of short-term debt returns. It is not managed.

PERFORMANCE INFORMATION

                                                    One Year        Annualized
                                                      Ended            Since
                                                October 31, 2006   Inception (a)
                                                ----------------   -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares ..........................          4.90%           3.49%
   Advisor Shares ...........................          4.56%           3.19%

(a)   From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                                                        % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Treasury Note
   4.625%, 8/31/11                                                    8.9%
U.S. Treasury Note
   5.000%, 7/31/08                                                    8.1
FNMA TBA
   6.000%, 11/25/36                                                   7.6
FNMA
   5.051%, 11/10/06                                                   7.2
FHLMC Gold
   5.500%, 12/01/34                                                   6.6

                                SECTOR ALLOCATION

SECTOR                                                          % OF INVESTMENTS
--------------------------------------------------------------------------------
U.S. Government Mortgage Backed
   Obligations                                                       36.3%
U.S. Treasury Obligations                                            22.8
Corporate Obligations                                                17.6
Collateralized Mortgage Obligations                                  13.4
Mortgage-Backed Obligations                                           6.2
Asset-Backed Securities                                               1.3
Short-Term Investment                                                 2.4



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the fiscal year ended October 31, 2006, the Schroder Municipal Bond Fund rose 5.36% (Investor Shares) and 5.10% (Advisor Shares), compared to the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate-term municipal debt securities, which rose 3.87%.

The Fund's outperformance was largely due to the performance of the high-quality securities the Fund held, which generated a higher level of yield and income than the Index. The Fund's relatively high level of income provided a cushion against declining bond prices during its reporting period. The municipal bond market outperformed the taxable markets during the one-year period. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 5.76% for the one-year period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 5.19% for the period.

MARKET BACKGROUND

The bond market suffered during much of the year from continued increases in the Federal funds rate by the Federal Reserve to counteract the possibility of inflation but performed well in the third quarter with the market rallying in response to indicators of a weakening economy and an uncertain inflation outlook. Since June of 2004, the Federal Reserve increased the Federal funds rate 17 straight times -- rising from a low of 1.00% to 5.25% in June of 2006, where it remains as of this writing.

Accordingly, rates across the Treasury curve increased, even on the long end as investors demanded a higher premium for holding longer-term bonds. The yield on the 2-year Treasury increased by 0.51% -- from 4.18% to 4.69% during the reporting period. The yield of the 10-year Treasury rose by 0.22% from 4.42% to 4.64%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.16% to 4.72%, or 0.56% during the same time period.

Municipal yields took their cue from the Treasury market as the yield on a 2-year AAA-rated municipal bond yield rose 0.42% -- from 3.08% to 3.50%, while the AAA-rated yield on a 30-year municipal bond declined from 4.57% to 4.21% during the one-year period. By the end of the period under discussion, supply in the municipal market was down over 13% from record-setting levels in 2005 ($51 billion for the total year). Almost half of the securities issued in 2005 were the result of municipalities taking advantage of lower interest rates and refunding older issues.

PORTFOLIO REVIEW

During the one-year period ended October 31, 2006, the Fund maintained duration similar to the Index's. The Fund also normally maintains a diversified maturity range, which helps limit the effect when any one segment of the yield curve is hurt by rising rates, as happened in short- and long-term yields during the six-month period. The Fund's relatively low 36.0% allocation to short-term bonds (three years maturity or less) helped performance during the period.

In the last fiscal year, the Fund outperformed the Index by exploiting inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing high quality bonds that we believed to be undervalued resulted in a higher level of yield generation and income for the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

For example, the Fund purchased a NASHVILLE & DAVIDSON COUNTIES TENNESSEE revenue bond with an effective maturity of August 2018. The bond is AAA-rated and backed by FNMA. The bond was purchased at a yield of 4.75% to the 2018 maturity date. On the same day the Tennessee bond was purchased, the yield of an AAA-rated municipal bond with the same maturity was 3.91%, according to the Bloomberg municipal scale.

Due to the rise in short-term rates, a FORT BEND COUNTY, TEXAS, MUNICIPAL UTILITY bond, maturing September 2008, under-performed because of its short maturity.

OUTLOOK

We expect to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification. Due to municipal bond market inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals that are pre-funded or collateralized and expect to continue to invest in these types of securities.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE SCHRODER MUNICIPAL BOND FUND -- INVESTOR OR ADVISOR SHARES
                  VS. THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Schroder Municipal    Schroder Municipal     Lehman 5 Year
                Bond Fund,           Bond Fund,          Municipal Bond
            Investor Shares        Advisor Shares            Index
12/31/03        $10,000               $10,000               $10,000
10/31/04         10,353                10,321                10,246
10/31/05         10,575                10,527                10,294
10/31/06         11,142                11,064                10,692

The Lehman 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PERFORMANCE INFORMATION

                                            One Year Ended       Annualized
                                           October 31, 2006   Since Inception(a)
                                           ----------------   ------------------
Schroder Municipal Bond Fund --
   Investor Shares .....................        5.36%               3.89%
   Advisor Shares ......................        5.10%               3.63%


(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                  10 TEN STATES

STATE                                                           % OF INVESTMENTS
--------------------------------------------------------------------------------
Illinois                                                              12.1%
New York                                                               8.5
Texas                                                                  7.0
California                                                             5.8
Arkansas                                                               5.3

STATE                                                           % OF INVESTMENTS
--------------------------------------------------------------------------------
Colorado                                                               4.0%
Florida                                                                3.4
Massachusetts                                                          3.4
New Jersey                                                             3.4
Missouri                                                               3.0



--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 1, 2006)


PERFORMANCE

In the fiscal year ended October 31, 2006, the Schroder Short-Term Municipal Bond Fund rose 3.97% (Investor Shares) and 3.71% (Advisor Shares), compared to the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 3.04%.

The Fund's outperformance was largely due to the performance of the high-quality securities the Fund held, which generated a higher level of yield and income than the Index. The Fund's superior level of income provided a cushion against declining bond prices during its fiscal year. The municipal bond market outperformed the taxable markets during the one-year period. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 5.76% for the one-year period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 5.19% for the period.

MARKET  BACKGROUND

The bond market suffered during much of the year from continued increases in the Federal funds rate by the Federal Reserve to counteract the possibility of inflation but performed well in the third quarter with the market rallying in response to indicators of a weakening economy and an uncertain inflation outlook. Since June of 2004, the Federal Reserve increased the Federal funds rate 17 straight times -- rising from a low of 1.00% to 5.25% in June of 2006, where it remains as of this writing.

Accordingly, rates across the Treasury curve increased, even on the long end as investors demanded a higher premium for holding longer-term bonds. The yield on the 2-year Treasury increased by 0.51% -- from 4.18% to 4.69% during the reporting period. The yield of the 10-year Treasury rose by 0.22% from 4.42% to 4.64%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.16% to 4.72%, or 0.56% during the same time period.

Municipal yields took their cue from the Treasury market as the yield on a 2-year AAA-rated municipal bond yield rose 0.42% -- from 3.08% to 3.50%, while the AAA-rated yield on a 30-year municipal bond declined from 4.57% to 4.21% during the one-year period. By the end of the period under discussion, supply in the municipal market was down over 13% from record-setting levels in 2005 ($51 billion for the total year). Almost half of the securities issued in 2005 were the result of municipalities taking advantage of lower interest rates and refunding older issues.

PORTFOLIO REVIEW

During the year ended October 31, the Fund maintained a duration similar to the Index's. Excess return is generated by purchasing higher-yielding municipal securities that we believe are undervalued. The Fund also maintains a diversified maturity range, which helps limit the effect when any one segment of the yield curve is hurt by rising rates, as happened in short- and long-term yields during the six-month period.

In the one-year period ended October 31, 2006, the Fund outperformed the Index by exploiting inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing attractively priced, higher yielding securities with high levels of credit resulted in a higher level of yield generation and income for the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

A good example of the Fund's focus on credit enhancement through selecting issues we believe to have high credit quality was its purchase of a non-callable CARY, ILLINOIS tax-exempt bond with an effective maturity of December 2011 due to a sinking fund schedule. The Fund purchased the bond at a 4.56% tax-free yield and the bond was secured by a AA-rated, third-party insurer. The yield on a AA-rated municipal bond available in the market on the same day as the Illinois purchase was 3.99%, according to the Bloomberg national municipal scale. This is typical of the bonds the Fund holds --most are secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, secured by U.S. Treasuries or a federal government agency.

Due to the rise in short-term yields, the DELAWARE STATE ECONOMIC DEVELOPMENT AUTHORITY bond underperformed as it has a short maturity of December 2007.

OUTLOOK

We expect to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification. Due to municipal bond market inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals that are pre-funded or collateralized and expect to continue to invest in these types of securities.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR AND ADVISOR SHARES
                   VS. THE LEHMAN 1-YEAR MUNICIPAL BOND INDEX.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          Schroder Short-Term     Schroder Short-Term     Lehman 1-Year
          Municipal Bond Fund,    Municipal Bond Fund,    Municipal Bond
           Investor Shares          Advisor Shares            Index
12/31/03       $10,000                 $10,000               $10,000
10/31/04        10,126                  10,105                10,102
10/31/05        10,376                  10,328                10,221
10/31/06        10,788                  10,711                10,532

The Lehman 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short-term maturities.

PERFORMANCE INFORMATION

                                              One Year Ended      Annualized
                                             October 31, 2006 Since Inception(a)
                                             ---------------- ------------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares .........................      3.97%             2.71%
   Advisor Shares ..........................      3.71%             2.46%

(a)   From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                  10 TEN STATES

STATE                                                           % OF INVESTMENTS
--------------------------------------------------------------------------------
Colorado                                                              11.4%
Virginia                                                              10.3
Illinois                                                               9.9
New Jersey                                                             7.5
Texas                                                                  5.7

STATE                                                           % OF INVESTMENTS
--------------------------------------------------------------------------------
Pennsylvania                                                           5.4%
California                                                             4.1
Wisconsin                                                              3.5
Mississippi                                                            3.3
New York                                                               2.9



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - 99.7%
            BERMUDA - 1.4%
            BUSINESS SERVICES & COMPUTER
            SERVICES - 0.3%
   115,887  Accenture Class A                                         3,813,841
                                                                ---------------
            DIVERSIFIED INDUSTRIAL - 0.3%
   119,870  Tyco International                                        3,527,774
                                                                ---------------
            INTERNATIONAL OIL, CRUDE &
            PETROLEUM PRODUCTS - 0.2%
    56,918  Nabors Industries (1)                                     1,757,628
                                                                ---------------
            MACHINERY & ENGINEERING
            SERVICES - 0.0%
       200  Ingersoll-Rand Class A                                        7,342
                                                                ---------------
            MULTI-LINE PROPERTY &
            CASUALTY INSURANCE - 0.6%
    76,700  ACE                                                       4,391,075
    22,466  Arch Capital Group (1)                                    1,444,339
    65,300  Axis Capital Holdings                                     2,145,105
                                                                ---------------
                                                                      7,980,519
                                                                ---------------
            Total Bermuda                                            17,087,104
                                                                ---------------
            CANADA - 6.0%
            AUTO COMPONENTS - 0.1%
    20,806  Magna International Class A                               1,558,087
                                                                ---------------
            CHEMICALS - 0.1%
    66,200  Agrium                                                    1,846,523
                                                                ---------------
            COMMERCIAL & OTHER BANKS - 1.1%
    33,344  Bank of Montreal                                          2,063,021
    22,800  Bank of Nova Scotia                                       1,001,372
    59,555  National Bank of Canada                                   3,249,660
    54,464  Royal Bank of Canada                                      2,416,309
    84,920  Toronto-Dominion Bank                                     4,924,982
                                                                ---------------
                                                                     13,655,344
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 0.1%
     9,689  Research In Motion (1)                                    1,138,511
                                                                ---------------
            ELECTRIC, GAS UTILITIES &
            TELEPHONE - 0.3%
     2,097  Canadian Utilities Class A                                   78,649
    11,976  Manitoba Telecom Services                                   486,508
    35,899  TELUS (Non-Voting)                                        2,059,595
    29,742  TransCanada (1)                                             962,873
                                                                ---------------
                                                                      3,587,625

  Shares                                                            Value $
----------                                                      ---------------

            ELECTRONICS & INSTRUMENT/
            CONTROL EQUIPMENT - 0.2%
    70,055  BCE                                                       1,978,391
     5,550  Bell Aliant Regional
            Communications
            Income Fund                                                 168,008
                                                                ---------------
                                                                      2,146,399
            FINANCIAL INSTITUTION &
            SERVICES - 0.9%
    58,441  Great-West Lifeco                                         1,628,018
    48,958  IGM Financial                                             2,116,207
     9,200  Industrial Alliance Insurance
               & Financial Services                                     270,467
    97,100  Manulife Financial                                        3,157,372
   156,521  Power Corp. of Canada                                     4,742,342
       800  Power Financial                                              25,700
                                                                ---------------
                                                                     11,940,106
            FOOD & GROCERY PRODUCTS - 0.1%
    24,433  George Weston                                             1,519,961
                                                                ---------------
            HEALTH & PERSONAL CARE - 0.1%
    47,814  Biovail                                                     734,781
                                                                ---------------
            INSURANCE-LIFE & AGENTS/
            BROKERS - 0.0%
       539  Northbridge Financial                                        14,885
                                                                ---------------
            INTERNATIONAL OIL, CRUDE &
            PETROLEUM PRODUCTS - 1.3%
    60,200  ARC Energy Trust (1)                                      1,478,051
    21,612  Canadian Natural Resources                                1,125,364
    31,344  EnCana                                                    1,489,154
     8,894  Enerplus Resources Fund                                     482,944
   108,934  Imperial Oil                                              3,713,946
    52,900  Penn West Energy Trust                                    1,989,229
    96,964  Petro-Canada                                              4,135,979
    17,042  Precision Drilling Trust                                    484,919
     8,000  Suncor Energy                                               614,699
    31,400  Talisman Energy                                             516,107
                                                                ---------------
                                                                     16,030,392
            MEDIA - 0.6%
    27,127  Cinram International Income
               Fund                                                     535,532
    32,000  Rogers Communications
               Class B                                                1,915,439
    73,053  Shaw Communications
               Class B                                                2,396,919
    52,900  Thomson                                                   2,189,518
                                                                ---------------
                                                                      7,037,408


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            MINING, METALS & MINERALS - 0.3%
    54,500  AUR Resources                                             1,055,528
    17,200  Barrick Gold                                                532,472
     6,564  IPSCO                                                       603,362
    27,597  Teck Cominco Class B                                      2,032,221
                                                                ---------------
                                                                      4,223,583
            REAL ESTATE - 0.0%
    13,400  Brookfield Asset Management
               Class A                                                  610,491
                                                                ---------------
            RETAIL TRADE - 0.4%
    73,428  Alimentation Couche Tard
               Class B                                                1,740,685
    22,905  Canadian Tire Class A                                     1,476,123
    46,482  Loblaw                                                    1,920,980
                                                                ---------------
                                                                      5,137,788
            TRANSPORTATION & STORAGE - 0.4%
    98,829  Canadian National Railway                                 4,710,335
                                                                ---------------
            Total Canada                                             75,892,219
                                                                ---------------
            CAYMAN ISLANDS - 0.4%
            AEROSPACE & DEFENSE - 0.3%
    55,640  Garmin                                                    2,971,732
                                                                ---------------
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 0.1%
    65,700  Seagate Technology                                        1,483,506
                                                                ---------------
            Total Cayman Islands                                      4,455,238
                                                                ---------------
            PUERTO RICO - 0.0%
            COMMERCIAL & OTHER BANKS - 0.0%
    27,146  Popular                                                     493,786
                                                                ---------------
            UNITED STATES - 91.9%
            AEROSPACE & DEFENSE - 2.0%
    16,401  Alliant Techsystems (1)                                   1,266,321
    40,345  Boeing                                                    3,221,952
    74,048  General Dynamics                                          5,264,813
    17,234  Honeywell International                                     725,896
    61,013  Lockheed Martin                                           5,303,860
    12,879  Northrop Grumman                                            855,037
    11,100  Rockwell Collins                                            644,688
   128,429  United Technologies                                       8,440,354
                                                                ---------------
                                                                     25,722,921
            AUTO COMPONENTS - 0.3%
    47,350  Johnson Controls                                          3,860,919
     8,626  Polaris Industries                                          369,365
                                                                ---------------
                                                                      4,230,284

  Shares                                                            Value $
----------                                                      ---------------

            AUTOMOBILES - 0.7%
    12,700  Dollar Thrifty Automotive
               Group (1)                                                510,032
   166,276  Ford Motor                                                1,376,765
    43,888  Harley-Davidson                                           3,012,033
    56,880  Paccar                                                    3,367,865
                                                                ---------------
                                                                      8,266,695
            BEVERAGE & TOBACCO - 3.6%
   186,437  Altria Group                                             15,162,921
    74,645  Anheuser-Busch                                            3,539,666
   240,965  Coca-Cola                                                11,257,885
    22,600  Loews - Carolina Group                                    1,306,732
    92,122  Pepsi Bottling Group                                      2,912,897
   157,779  PepsiCo                                                  10,009,500
    28,700  UST                                                       1,537,172
                                                                ---------------
                                                                     45,726,773
            BUILDING & CONSTRUCTION - 0.6%
     7,268  Beazer Homes USA                                            314,995
    22,286  Centex                                                    1,165,558
    79,432  DR Horton                                                 1,861,092
    12,635  KB Home                                                     567,817
    45,665  Lennar Class A                                            2,168,174
    68,838  Masco                                                     1,903,370
                                                                ---------------
                                                                      7,981,006
            BUSINESS SERVICES &
            COMPUTER SERVICES - 6.4%
    18,700  Adobe Systems (1)                                           715,275
    13,700  Akamai Technologies (1)                                     641,982
    15,000  Anixter International (1)                                   896,400
    14,900  aQuantive (1)                                               404,982
    45,211  Avery Dennison                                            2,854,623
    47,016  Check Point Software
               Technologies (1)                                         974,172
    26,135  Cognizant Technology
               Solutions Class A (1)                                  1,967,443
    28,286  Computer Sciences (1)                                     1,494,915
    78,040  Earthlink (1)                                               547,841
    26,165  Electronic Data Systems                                     662,759
    36,008  Fair Isaac                                                1,318,973
    21,715  Google Class A (1)                                       10,344,809
   154,868  International Business Machines                          14,298,962
    66,100  Intuit (1)                                                2,333,330
   924,023  Microsoft                                                26,528,700
     5,322  MicroStrategy Class A (1)                                   635,181
   371,558  Oracle (1)                                                6,862,676
    32,100  Parametric Technology (1)                                   627,234
    11,700  Quality Systems                                             496,548
    58,800  RealNetworks (1)                                            645,624


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            BUSINESS SERVICES &
            COMPUTER SERVICES - (CONTINUED)
    30,700  Rent-A-Center (1)                                           882,932
    71,500  Symantec (1)                                              1,418,560
    18,979  United Online                                               256,596
    63,907  Waste Management                                          2,395,234
    43,381  Yahoo! (1)                                                1,142,656
                                                                ---------------
                                                                     81,348,407
            CHEMICALS - 2.0%
    82,776  3M                                                        6,526,060
    63,463  Air Products & Chemicals                                  4,421,467
     9,400  Carlisle                                                    786,686
   138,563  Dow Chemical                                              5,651,985
    11,000  Eastman Chemical                                            670,120
    10,500  FMC                                                         719,775
    24,300  Huntsman (1)                                                419,661
    42,575  Lyondell Chemical                                         1,092,900
    18,500  PPG Industries                                            1,265,400
    43,223  Praxair                                                   2,604,186
     2,937  Rohm & Haas                                                 152,195
    16,000  Schulman                                                    387,360
    23,300  UAP Holding                                                 583,199
    15,688  Westlake Chemical                                           494,956
                                                                ---------------
                                                                     25,775,950
            COMMERCIAL & OTHER BANKS - 9.7%
    16,100  Bancorpsouth                                                411,355
   354,478  Bank of America                                          19,095,730
   107,389  Bank of New York                                          3,690,960
   125,879  BB&T                                                      5,478,254
   493,000  Citigroup                                                24,728,880
    27,167  Comerica                                                  1,580,848
    35,100  Corus Bankshares                                            720,603
    93,771  Fifth Third Bancorp                                       3,736,774
     6,340  Huntington Bancshares                                       154,759
   329,599  JPMorgan Chase                                           15,636,177
    88,600  Keycorp                                                   3,290,604
    72,300  National City                                             2,693,175
    61,300  Regions Financial                                         2,326,335
    74,847  SunTrust Banks                                            5,912,165
   177,709  U.S. Bancorp                                              6,013,673
   176,729  Wachovia                                                  9,808,459
   112,354  Washington Mutual                                         4,752,574
   333,083  Wells Fargo                                              12,087,582
                                                                ---------------
                                                                    122,118,907
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 5.3%
    52,943  Apple Computer (1)                                        4,292,618
   261,598  AT&T                                                      8,959,731
    28,300  CDW                                                       1,858,461

  Shares                                                            Value $
----------                                                      ---------------

   582,845  Cisco Systems (1)                                        14,064,050
   184,484  Corning (1)                                               3,769,008
   278,234  Dell (1)                                                  6,769,433
    56,518  EMC (1)                                                     692,346
   199,499  Hewlett-Packard                                           7,728,591
    32,000  Jabil Circuit                                               918,720
    19,300  Komag (1)                                                   738,225
    33,830  Lexmark International
               Class A (1)                                            2,151,250
   247,594  Motorola                                                  5,709,518
    60,400  Network Appliance (1)                                     2,204,600
   163,920  Qualcomm                                                  5,965,049
    34,500  Western Digital (1)                                         630,660
                                                                ---------------
                                                                     66,452,260
            DIVERSIFIED CONSUMER GOODS/
            SERVICES - 0.8%
    51,000  Apollo Group Class A (1)                                  1,884,960
   107,499  Archer-Daniels-Midland                                    4,138,711
    31,500  Bunge                                                     2,019,465
    28,843  Nike Class B                                              2,650,095
                                                                ---------------
                                                                     10,693,231
            DIVERSIFIED INDUSTRIAL
            MANUFACTURING - 0.2%
    39,800  Rockwell Automation                                       2,467,600
                                                                ---------------
            ELECTRIC, GAS UTILITIES & TELEPHONE - 5.2%
    19,500  Alaska Communications
               Systems Group                                            280,605
    82,217  American Electric Power                                   3,406,250
   191,867  BellSouth                                                 8,653,202
    86,300  Centerpoint Energy                                        1,335,924
    36,713  CenturyTel                                                1,477,331
    64,000  Cleco                                                     1,644,800
    10,600  Commonwealth Telephone
               Enterprises                                              443,716
    55,200  Consolidated Edison                                       2,668,920
    36,200  DTE Energy                                                1,644,566
   161,986  Duke Energy                                               5,125,237
     6,700  EMCOR Group (1)                                             396,305
     8,365  Great Plains Energy                                         272,197
    88,868  KeySpan                                                   3,606,263
    30,647  NiSource                                                    713,156
    39,632  OGE Energy                                                1,529,003
    57,045  Oneok                                                     2,374,783
    56,500  PG&E                                                      2,437,410
    46,983  Progress Energy                                           2,161,218
    93,025  Southern                                                  3,386,110
   232,117  Sprint Nextel                                             4,338,267
     9,400  Telephone & Data Systems                                    459,190
    11,800  TXU                                                         744,934
   327,374  Verizon Communications                                   12,112,838

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            ELECTRIC, GAS UTILITIES &
            TELEPHONE - (CONTINUED)
    82,899  Windstream                                                1,137,374
    35,616  WPS Resources                                             1,895,127
    52,627  Xcel Energy                                               1,161,478
                                                                ---------------
                                                                     65,406,204
            ELECTRICAL EQUIPMENT - 0.6%
    15,300  CommScope (1)                                               488,223
    30,300  Eaton                                                     2,194,629
    48,288  Emerson Electric                                          4,075,507
    13,000  General Cable (1)                                           488,800
     9,900  Superior Essex (1)                                          371,151
                                                                ---------------
                                                                      7,618,310
            ELECTRONICS & INSTRUMENT/
            CONTROL EQUIPMENT - 2.9%
    23,175  Advanced Micro Devices (1)                                  492,932
    55,029  Analog Devices                                            1,751,023
   167,119  Applied Materials                                         2,906,200
    24,518  Arrow Electronics (1)                                       731,862
    44,100  Avnet (1)                                                 1,044,288
    15,486  Broadcom Class A (1)                                        468,761
     3,528  Freescale Semiconductor
               Class B (1)                                              138,756
    35,173  Harris                                                    1,498,370
   552,443  Intel                                                    11,789,134
     7,800  Interdigital Communications (1)                             278,928
    40,280  Kla-Tencor                                                1,980,568
    55,998  Linear Technology                                         1,742,658
    55,299  Maxim Integrated Products                                 1,659,523
    56,426  Microchip Technology                                      1,858,108
    69,289  National Semiconductor                                    1,683,030
    28,511  Plantronics                                                 601,867
    39,600  Silicon Image (1)                                           468,468
   184,930  Texas Instruments                                         5,581,187
                                                                ---------------
                                                                     36,675,663
            ENTERTAINMENT, LEISURE
            & TOYS - 1.6%
    10,644  Ameristar Casinos                                           261,949
    38,600  Aramark Class B                                           1,290,398
    45,168  Brinker International                                     2,097,150
    18,800  CBRL Group                                                  825,508
       700  Cedar Fair LP                                                19,208
    34,744  Darden Restaurants                                        1,455,774
    82,300  International Game Technology                             3,498,573
    11,200  Jack in the Box (1)                                         628,432
    45,162  McDonald's                                                1,893,191
    15,400  Regal Entertainment Group
               Class A                                                  319,242

  Shares                                                            Value $
----------                                                      ---------------

    35,148  Royal Caribbean Cruises                                   1,423,494
   104,400  Starbucks (1)                                             3,941,100
    41,100  Yum! Brands                                               2,443,806
                                                                ---------------
                                                                     20,097,825
            ENVIRONMENTAL SERVICES - 0.1%
    71,200  Allied Waste Industries (1)                                 865,080
                                                                ---------------
            FINANCIAL INSTITUTION &
            SERVICES - 7.6%
    10,343  Accredited Home Lenders
               Holding (1)                                              316,496
    17,100  Advance America Cash Advance
               Centers                                                  256,329
     9,000  AllianceBernstein Holding LP                                699,300
    30,700  American Capital Strategies                               1,325,012
    64,760  American Express                                          3,743,776
    45,650  Capital One Financial                                     3,621,414
    41,375  CapitalSource                                             1,147,743
     3,900  CBOT Holdings Class A (1)                                   578,760
     1,497  Chicago Mercantile Exchange
               Holdings                                                 749,997
    59,848  CIT Group                                                 3,115,088
    26,000  Countrywide Financial                                       991,120
    43,019  Fannie Mae                                                2,549,306
   115,656  First Data                                                2,804,658
    36,383  Freddie Mac                                               2,510,063
   802,198  General Electric                                         28,165,172
    49,295  Goldman Sachs Group                                       9,355,698
    60,900  H&R Block                                                 1,331,274
    27,756  IndyMac Bancorp                                           1,261,510
    91,095  Lehman Brothers Holdings                                  7,090,835
    23,885  Mellon Financial                                            926,738
    36,101  Merrill Lynch                                             3,155,949
       600  Moody's                                                      39,780
   118,644  Morgan Stanley                                            9,067,961
    21,400  Nuveen Investments Class A                                1,055,020
    16,600  Ocwen Financial (1)                                         259,790
    81,712  Paychex                                                   3,225,990
    62,882  T Rowe Price Group                                        2,974,947
    85,221  TD Ameritrade Holding                                     1,403,590
   115,656  Western Union (1)                                         2,550,215
                                                                ---------------
                                                                     96,273,531
            FOOD & GROCERY PRODUCTS - 0.7%
    61,772  Dean Foods (1)                                            2,587,629
    37,938  Kellogg                                                   1,908,661
   106,639  Sara Lee                                                  1,823,527
    83,729  Sysco                                                     2,928,840
     3,485  Wm. Wrigley Jr.                                             181,046
                                                                ---------------
                                                                      9,429,703


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            FORESTRY & PAPER PRODUCTS - 0.1%
    37,092  Louisiana-Pacific                                           733,680
     8,800  Neenah Paper                                                324,104
                                                                ---------------
                                                                      1,057,784
            HEALTH & PERSONAL CARE - 13.8%
   147,319  Abbott Laboratories                                       6,999,126
    36,872  AmerisourceBergen                                         1,740,358
    87,506  Amgen (1)                                                 6,642,580
    51,869  Applera - Applied Biosystems
               Group                                                  1,934,714
    43,841  Baxter International                                      2,015,371
    72,258  Becton Dickinson                                          5,060,228
    49,700  Biogen Idec (1)                                           2,365,720
       317  Biomet                                                       11,995
   286,842  Bristol-Myers Squibb                                      7,099,339
    77,170  Caremark Rx                                               3,799,079
    52,894  Celgene (1)                                               2,826,655
    91,134  Colgate-Palmolive                                         5,829,842
    27,208  Coventry Health Care (1)                                  1,277,416
    67,161  Eli Lilly                                                 3,761,688
    21,200  Fisher Scientific International (1)                       1,815,144
    19,082  Genentech (1)                                             1,589,531
    70,559  Gilead Sciences (1)                                       4,861,515
    39,045  Hospira (1)                                               1,419,286
    34,600  Humana (1)                                                2,076,000
   290,606  Johnson & Johnson                                        19,586,844
    44,800  Manor Care                                                2,149,952
    84,300  McKesson                                                  4,222,587
   139,385  Medtronic                                                 6,785,262
   241,904  Merck                                                    10,987,280
     6,000  Molina Healthcare (1)                                       235,380
   749,035  Pfizer                                                   19,961,783
   335,750  Procter & Gamble                                         21,283,192
    24,100  PSS World Medical (1)                                       484,892
    39,225  Quest Diagnostics                                         1,951,051
    53,216  St. Jude Medical (1)                                      1,827,969
    48,637  Stryker                                                   2,543,229
   174,673  UnitedHealth Group                                        8,520,549
    34,443  WellPoint (1)                                             2,628,690
   154,427  Wyeth                                                     7,880,410
                                                                ---------------
                                                                    174,174,657
            HOUSEHOLD DURABLES &
            APPLIANCES - 0.2%
    29,305  Whirlpool                                                 2,547,484
                                                                ---------------
            INSURANCE-LIFE & AGENTS/
            BROKERS - 1.5%
    63,387  Aflac                                                     2,847,344
    26,485  Assurant                                                  1,394,700
     6,292  Commerce Group                                              186,243

  Shares                                                            Value $
----------                                                      ---------------

    12,568  Mercury General                                             650,645
   125,645  Metlife                                                   7,178,099
    36,118  MGIC Investment                                           2,122,294
    35,757  Nationwide Financial Services
               Class A                                                1,820,746
    24,700  Reinsurance Group of America                              1,393,080
     6,300  Safety Insurance Group                                      315,063
    11,158  Selective Insurance Group                                   616,480
     7,715  Triad Guaranty (1)                                          397,400
                                                                ---------------
                                                                     18,922,094
            INTERNATIONAL OIL, CRUDE &
            PETROLEUM PRODUCTS - 8.5%
   109,167  Anadarko Petroleum                                        5,067,532
    67,459  BJ Services                                               2,034,563
   155,150  Chevron                                                  10,426,080
   156,334  ConocoPhillips                                            9,417,560
    56,471  Devon Energy                                              3,774,522
    38,325  EOG Resources                                             2,549,762
   488,705  Exxon Mobil                                              34,903,311
    16,881  GlobalSantaFe                                               876,124
   124,568  Halliburton                                               4,029,775
    49,519  Hess                                                      2,099,605
    11,958  Lone Star Technologies (1)                                  577,332
    71,463  Marathon Oil                                              6,174,403
    57,236  Noble Energy                                              2,783,387
   106,354  Occidental Petroleum                                      4,992,257
    19,000  Oil States International (1)                                551,760
    51,100  Patterson-UTI Energy                                      1,185,520
    71,423  Schlumberger                                              4,505,363
     3,793  SEACOR Holdings (1)                                         339,398
    47,896  Smith International                                       1,890,934
    14,500  Sunoco                                                      958,885
     1,753  Sunoco Logistics Partners LP                                 81,760
    21,400  Ultra Petroleum (1)                                       1,142,118
     5,000  Universal Compression
               Holdings (1)                                             301,300
    86,914  Valero Energy                                             4,548,210
    41,660  Weatherford International (1)                             1,711,393
                                                                ---------------
                                                                    106,922,854
            MACHINERY & ENGINEERING
            SERVICES - 1.2%
    96,805  Caterpillar                                               5,877,032
    18,273  Cummins                                                   2,320,305
    40,768  Deere                                                     3,470,580
    33,800  Donaldson                                                 1,269,190
    11,900  Mueller Industries                                          436,373
    22,063  Parker Hannifin                                           1,845,129
       398  W.W. Grainger                                                28,966
                                                                ---------------
                                                                     15,247,575


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            MEDIA - 3.1%
   105,657  Clear Channel Communications                              3,682,146
   102,387  Comcast Class A (1)                                       4,164,079
    43,600  Comcast Special Class A (1)                               1,764,928
    29,065  Dow Jones                                                 1,019,891
    65,754  EchoStar Communications
               Class A (1)                                            2,335,582
    59,302  Gannett                                                   3,507,120
    23,547  McGraw-Hill                                               1,511,011
    20,167  Meredith                                                  1,058,768
    94,335  News Class A                                              1,966,885
    39,500  News Class B                                                858,730
    36,510  Omnicom Group                                             3,703,939
   336,386  Time Warner                                               6,731,084
    35,163  Tribune                                                   1,171,983
    20,500  Viacom Class B (1)                                          797,860
   161,395  Walt Disney                                               5,077,487
                                                                ---------------
                                                                     39,351,493
            MINING, METALS &
            MINERALS - 1.4%
    14,300  Allegheny Technologies                                    1,125,839
    34,200  Ball                                                      1,422,378
    19,300  Commercial Metals                                           513,573
     5,500  Greif Class A                                               515,405
    22,353  Newmont Mining                                            1,011,921
     3,453  NS Group (1)                                                225,688
    64,930  Nucor                                                     3,792,561
    44,123  Phelps Dodge                                              4,429,067
    40,534  Plains All American Pipeline LP                           1,919,690
    19,735  Silgan Holdings                                             816,437
    34,200  Southern Copper                                           1,757,196
                                                                ---------------
                                                                     17,529,755
            MISCELLANEOUS BUSINESS
            SERVICES - 0.1%
    14,696  Manpower                                                    995,948
                                                                ---------------
            MULTI-LINE PROPERTY &
            CASUALTY INSURANCE - 3.2%
    41,187  Allstate                                                  2,527,235
    26,500  AMBAC Financial Group                                     2,212,485
     5,100  American Financial Group                                    244,086
   177,990  American International Group                             11,955,588
        23  Berkshire Hathaway Class A (1)                            2,425,925
   107,142  Chubb                                                     5,694,597
    87,551  Cincinnati Financial                                      3,996,703
   142,714  Genworth Financial Class A                                4,772,356
    18,513  HCC Insurance Holdings                                      623,148
    38,648  St. Paul Travelers                                        1,976,072

  Shares                                                            Value $
----------                                                      ---------------

    70,200  WR Berkley                                                2,587,572
    16,275  Zenith National Insurance                                   757,113
                                                                ---------------
                                                                     39,772,880
            REAL ESTATE - 1.8%
       124  Alexandria Real Estate Equities                              12,363
    27,806  Boston Properties                                         2,970,515
    75,955  CB Richard Ellis Group
               Class A (1)                                            2,280,929
    15,688  Federal Realty Investment Trust                           1,257,393
    11,321  Jones Lang LaSalle                                        1,041,532
    37,700  Kimco Realty                                              1,675,011
    30,127  Maguire Properties                                        1,288,231
    52,600  NorthStar Realty Finance (1)                                796,890
     3,518  PS Business Parks                                           231,660
    47,300  Public Storage                                            4,243,283
    14,072  Simon Property Group                                      1,366,391
    43,420  Vornado Realty Trust                                      5,177,835
                                                                ---------------
                                                                     22,342,033
            RETAIL TRADE - 5.1%
    25,589  Best Buy                                                  1,413,792
    14,700  Big 5 Sporting Goods                                        353,388
    24,300  Cash America International                                1,004,319
    13,600  Cato Class A                                                311,304
    13,400  CKE Restaurants                                             261,836
   107,458  Costco Wholesale                                          5,736,108
    22,800  Dick's Sporting Goods (1)                                 1,134,528
    48,843  Dollar General                                              685,267
    39,200  Dollar Tree Stores (1)                                    1,218,728
    48,818  eBay (1)                                                  1,568,522
    35,478  Family Dollar Stores                                      1,044,827
   116,345  Home Depot                                                4,343,159
    39,500  JC Penney                                                 2,971,585
    94,900  Limited Brands                                            2,796,703
    76,189  Lowe's                                                    2,296,337
    63,644  Office Depot (1)                                          2,672,412
     8,033  Pantry (1)                                                  438,441
    40,100  PetSmart                                                  1,154,078
     2,700  Sears Holdings (1)                                          471,069
    15,600  Select Comfort (1)                                          333,528
    45,149  Sherwin-Williams                                          2,674,175
       760  Staples                                                      19,600
   107,669  Target                                                    6,371,851
   124,007  TJX                                                       3,590,003
   332,798  Wal-Mart Stores                                          16,400,286
    66,098  Walgreen                                                  2,887,161
                                                                ---------------
                                                                     64,153,007


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            TEXTILES & WEARING APPAREL - 0.2%
    33,970  VF                                                        2,582,060
                                                                ---------------
            TRANSPORTATION & STORAGE - 1.4%
     3,034  Amerco (1)                                                  278,279
    22,600  Arkansas Best                                               926,148
    31,657  FedEx                                                     3,625,993
    22,000  General Maritime                                            803,880
    41,947  JB Hunt Transport Services                                  907,733
    14,000  Norfolk Southern                                            735,980
    23,000  OMI                                                         513,360
     9,686  Overseas Shipholding Group                                  605,859
     9,404  Pacer International (1)                                     288,609
    20,000  Ryder System                                              1,053,000
    11,530  Saia (1)                                                    309,004
    16,500  Skywest                                                     439,890
    31,816  Swift Transportation (1)                                    800,172
    82,343  United Parcel Service Class B                             6,204,545
                                                                ---------------
                                                                     17,492,452
                                                                ---------------
            Total United States                                   1,160,242,426
                                                                ---------------
            TOTAL COMMON STOCK
               (Cost $1,116,273,445)                              1,258,170,773
                                                                ---------------

 Principal
 Amount $
----------
            SHORT-TERM
            INVESTMENT - 0.1%
 1,009,342  JPMorgan Chase Bank, N.A.
               Time Deposit (Nassau),
               4.79%                                                  1,009,342
                                                                ---------------
            TOTAL SHORT-TERM
               INVESTMENT
               (Cost $1,009,342)                                      1,009,342
                                                                ---------------
            TOTAL
               INVESTMENTS - 99.8%
               (Cost $1,117,282,787)                              1,259,180,115
                                                                ---------------
            OTHER ASSETS LESS
               LIABILITIES - 0.2%                                     2,909,543
                                                                ---------------
            NET ASSETS - 100.0%                                 $ 1,262,089,658
                                                                ===============

(1) Denotes non-income producing security.
LP -- Limited Partnership



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - 95.7%
            AUSTRALIA - 10.7%
    15,568  Abacus Property Group                                        20,427
     1,442  Alesco                                                       10,928
     4,371  Amcor                                                        23,414
     5,235  Aspen Group                                                   6,909
     3,522  Ausdrill                                                      4,621
     1,450  Auspine                                                       4,725
     3,504  AWB                                                           6,835
    11,749  Babcock & Brown Infrastructure
               Group                                                     15,188
     4,625  BlueScope Steel                                              25,921
     4,387  Boral                                                        24,689
     5,196  Centro Properties Group                                      31,011
    10,020  Centro Retail Group                                          13,380
    16,662  CFS Retail Property Trust                                    25,732
     1,767  City Pacific                                                  5,923
     4,913  Coca-Cola Amatil                                             26,470
       573  Commonwealth Bank of Australia                               21,158
    19,599  Commonwealth Property
               Office Fund                                               21,544
     1,370  Crane Group                                                  13,723
     8,624  CSR                                                          21,630
    20,582  DB RREEF Trust                                               26,289
    12,282  DUET Group                                                   26,716
    15,642  Futuris                                                      21,311
    14,766  Galileo Shopping America Trust                               13,888
     7,833  GPT Group                                                    28,620
     4,669  Great Southern Plantations                                   10,120
     1,746  GUD Holdings                                                 10,502
     5,706  GWA International                                            14,709
     5,453  Hastings Diversified Utilities Fund                          13,086
     3,478  Hills Industries                                             12,385
    15,383  ING Industrial Fund                                          28,222
    19,042  ING Office Fund                                              23,437
     6,750  Insurance Australia Group                                    29,000
    17,158  Investa Property Group                                       31,877
     3,171  MacArthur Coal                                               11,120
    10,035  Macquarie Airports Management                                24,936
     4,634  Macquarie Communications
               Infrastructure Group                                      21,954
    14,277  Macquarie CountryWide Trust                                  21,827
    14,897  Macquarie DDR Trust                                          14,069
    19,957  Macquarie Office Trust                                       23,096
    14,512  Macquarie ProLogis Trust                                     13,649
     3,223  Pacifica Group                                                5,140
     6,002  PaperlinX                                                    19,142
     1,841  Port Bouvard                                                  6,641
     8,584  Qantas Airways                                               28,174
     3,828  Santos                                                       31,381
     1,622  Sims Group                                                   27,121
     9,536  Smorgon Steel Group                                          12,401

  Shares                                                            Value $
----------                                                      ---------------

     4,970  Stockland                                                    29,162
     8,068  Sunland Group                                                18,237
     5,018  Symbion Health                                               12,741
     1,277  TABCORP Holdings                                             16,311
    14,080  Telstra                                                      43,161
     7,449  Tishman Speyer Office Fund                                   14,070
    11,222  Valad Property Group                                         13,899
     2,429  Washington H Soul Pattinson                                  15,982
     1,077  Wesfarmers                                                   28,796
     2,681  Westfield Group                                              38,664
     1,398  Westpac Banking                                              25,918
                                                                ---------------
                                                                      1,131,982
            AUSTRIA - 0.7%
       389  Boehler-Uddeholm (1)                                         24,117
       233  OMV (1)                                                      12,664
       740  Voestalpine (1)                                              34,895
                                                                ---------------
                                                                         71,676
            BELGIUM - 2.8%
         3  Banque Nationale de Belgique                                 12,734
        98  Befimmo REIT                                                 11,506
       121  Bekaert (1)                                                  12,902
       861  Belgacom (1)                                                 35,228
        42  Cie du Bois Sauvage                                          15,549
        70  Cofinimmo REIT (1)                                           13,266
       115  Compagnie Immobiliere
               de Belgique                                                6,149
       554  Compagnie Maritime Belge                                     20,433
       429  Cumerio (1)                                                   9,641
       202  Delhaize Group (1)                                           16,331
     1,472  Dexia (1)                                                    39,750
       713  Euronav                                                      21,975
       378  Gimv                                                         22,596
       136  Intervest Offices REIT                                        4,946
       205  Solvay (1)                                                   26,528
       382  Tessenderlo Chemie                                           14,328
       214  Warehouses de Pauw REIT                                      12,836
                                                                ---------------
                                                                        296,698
            BERMUDA - 0.1%
     1,355  Catlin Group                                                 12,942
                                                                ---------------
            BRAZIL - 2.2%
       900  Banco do Brasil                                              21,839
       600  Banco Nossa Caixa                                            14,086
       500  Brasil Telecom Participacoes
               ADR                                                       16,735
     1,000  Braskem ADR (1)                                              14,190
       500  Cia de Saneamento Basico do
               Estado de Sao Paulo ADR (1)                               15,115
       200  Cia Energetica de Minas Gerais
               ADR (1)                                                    8,662

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            BRAZIL - (CONTINUED)
   600,000  Cia Paranaense de Energia (1)                                 5,713
     1,000  Cia Petroquimica do Sul                                      15,557
       300  Cia Siderurgica Nacional ADR                                  9,351
     1,500  CPFL Energia (1)                                             19,061
       700  Embratel Participacoes ADR (1)                               11,396
     1,200  Gerdau ADR                                                   17,724
     1,200  Perdigao (1)                                                 13,987
       500  Sadia ADR (1)                                                14,670
     1,000  Tele Norte Leste Participacoes
               ADR (1)                                                   14,470
     2,000  Tractebel Energia (1)                                        15,884
                                                                ---------------
                                                                        228,440
            BRITISH VIRGIN ISLANDS - 0.0%
     5,357  Empire Online                                                 4,598
                                                                ---------------
            CANADA - 8.1%
     6,800  Abitibi-Consolidated                                         16,841
     1,800  Algonquin Power Income Fund                                  16,244
       400  Atco                                                         14,756
       981  Baytex Energy Trust (1)                                      21,278
     1,300  BCE                                                          36,713
       800  Boardwalk REIT                                               24,232
       500  Calloway REIT                                                12,704
     1,000  Canadian Apartment Properties REIT                           17,693
     1,100  Canadian REIT                                                26,694
     1,000  Chartwell Seniors Housing REIT                               12,419
       800  Cinram International Income Fund                             15,793
       600  Cominar REIT                                                 11,054
     1,100  Emera                                                        20,912
       600  Empire Class A                                               21,910
       532  Enerplus Resources Fund                                      28,888
       500  EPCOR Power LP                                               13,906
       100  Fairfax Financial Holdings                                   16,020
       500  First Capital Realty                                         11,403
       500  Fording Canadian Coal Trust                                  12,775
       900  GAZ Metro LP                                                 14,608
       400  George Weston                                                24,884
     2,040  Gerdau Ameristeel (1)                                        20,747
     1,100  H&R REIT                                                     22,813
     1,000  InnVest REIT                                                 11,599
     2,200  Inter Pipeline Fund Class A                                  19,599
     1,000  IPC US REIT                                                   9,871
       600  Laurentian Bank of Canada                                    15,528
     1,700  Legacy Hotels REIT                                           13,903
     1,100  Linamar                                                      12,847
       300  Magna International Class A                                  22,466
       600  Manitoba Telecom Services                                    24,374
     1,600  Maple Leaf Foods                                             17,561
     1,000  Mullen Group Income Fund                                     20,134
     2,100  Norbord                                                      15,621

  Shares                                                            Value $
----------                                                      ---------------

       800  Northbridge Financial                                        22,093
       800  Phoenix Technology Income Fund                                6,022
     1,000  Power Corp. of Canada                                        30,298
     1,100  Primaris Retail REIT                                         18,041
     1,400  Provident Energy Trust                                       16,588
       400  Quebecor Class B                                             10,769
       600  Quebecor World                                                7,596
     1,500  Retirement Residences REIT                                   11,078
       600  RioCan REIT                                                  13,106
     1,100  Rothmans                                                     19,844
       400  Sobeys                                                       13,905
       900  Thunder Energy Trust                                          5,949
     1,100  TransAlta                                                    23,098
       300  West Fraser Timber                                           10,022
     2,200  Yellow Pages Income Fund                                     29,634
                                                                ---------------
                                                                        856,833
            CHILE - 0.5%
    14,297  Aguas Andinas Class A (1)                                     5,278
   113,135  Banco de Chile                                                8,116
     4,939  Cia de Telecomunicaciones
               de Chile Class A (1)                                       9,399
     8,610  Cia Sudamericana de Vapores (1)                              10,896
 1,941,329  CorpBanca (1)                                                 9,756
       925  Empresa Nacional de
               Telecomunicaciones (1)                                     9,470
                                                                ---------------
                                                                         52,915
            CHINA - 1.2%
    16,000  Aluminum Corp. of China
               Class H                                                   11,172
    26,000  China Petroleum & Chemical
               Class H                                                   18,054
    12,000  China Shipping Development
               Class H (1)                                               13,055
    34,000  China Telecom Class H                                        12,810
    24,000  COSCO Holdings Class H                                       11,172
    18,000  Huaneng Power International
               Class H                                                   14,142
    16,000  PetroChina Class H                                           17,632
    80,000  Semiconductor Manufacturing
               International (1)                                          9,361
    20,000  Sinopec Shanghai Petrochemical
               Class H                                                    8,487
    14,000  Yanzhou Coal Mining
               Class H (1)                                                9,181
                                                                ---------------
                                                                        125,066
            CZECH REPUBLIC - 0.2%
        90  Komercni Banka                                               14,022
       553  Telefonica O2 Czech Republic                                 11,636
                                                                ---------------
                                                                         25,658

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            DENMARK - 0.3%
        25  D/S Norden (1)                                               15,719
       200  D/S Torm (1)                                                 10,822
        30  Sjaelso Gruppen                                               8,682
                                                                ---------------
                                                                         35,223
            EGYPT - 0.1%
       299  Egyptian Co. for Mobile Services                              8,356
                                                                ---------------
            FINLAND - 0.8%
       400  Elcoteq (1)                                                   5,605
       400  Kesko B Shares (1)                                           18,903
     1,600  M-real B Shares (1)                                           9,434
     1,000  OKO Bank Class A                                             16,884
       400  PKC Group (1)                                                 5,436
     2,119  Raisio V Shares (1)                                           4,300
       600  Rautaruukki (1)                                              19,817
                                                                ---------------
                                                                         80,379
            FRANCE - 5.4%
     1,020  Air France-KLM (1)                                           36,331
       192  Assurances Generales de France                               26,953
       701  AXA                                                          26,704
       211  Bongrain                                                     16,964
       684  Bouygues (1)                                                 39,875
       403  Casino Guichard-Perrachon (1)                                34,176
       348  CNP Assurances                                               36,617
       138  Compagnie Plastic-Omnium                                      6,551
       205  Esso Ste Anonyme Francaise                                   44,580
     1,950  France Telecom (1)                                           50,643
       447  Michelin Series B (1)                                        36,452
       170  Natexis Banques Populaires                                   46,992
       273  Peugeot (1)                                                  15,682
       182  Rallye                                                        8,703
       403  Renault                                                      47,136
        59  Societe Fonciere Financiere
              et de Participations                                       12,883
       285  Societe Generale                                             47,356
       949  Valeo (1)                                                    35,716
                                                                ---------------
                                                                        570,314
            GERMANY - 5.5%
         6  Allianz Lebensversicherungs                                   4,786
       220  AMB Generali Holding (1)                                     30,042
       752  Balda (1)                                                     4,952
       765  Bayerische Motoren Werke (1)                                 43,933
       372  BayWa (1)                                                    11,821
       495  Bechtle (1)                                                  10,771
       754  DaimlerChrysler (1)                                          43,013
       347  Deutsche Bank                                                43,668
     1,800  Deutsche Lufthansa (1)                                       41,509
     1,293  Deutsche Post (1)                                            35,808

  Shares                                                            Value $
----------                                                      ---------------

     2,510  Deutsche Telekom (1)                                         43,436
       241  Hochtief (1)                                                 15,747
       455  Indus Holding (1)                                            16,201
       285  Koenig & Bauer (1)                                            8,966
       198  Muenchener
               Rueckversicherungs (1)                                    32,137
       391  MVV Energie (1)                                              11,726
       573  Norddeutsche Affinerie (1)                                   15,400
       125  Schlott Gruppe (1)                                            4,069
       256  Sixt (1)                                                     12,444
       453  Suedzucker (1)                                               11,181
     1,213  ThyssenKrupp (1)                                             45,016
       623  TUI (1)                                                      13,627
       506  Volkswagen (1)                                               49,917
       216  Vossloh (1)                                                  13,504
       451  Wuestenrot &
              Wuerttembergische                                          12,375
                                                                ---------------
                                                                        576,049

            GREECE - 0.7%

     1,100  Diana Shipping                                               16,445
       600  DryShips                                                      8,310
       874  Heracles General Cement (1)                                  17,601
     2,194  Notos Com Holdings (1)                                        9,912
       454  Public Power (1)                                             11,588
     2,651  Technical Olympic (1)                                         9,270
                                                                ---------------
                                                                         73,126

            GUERNSEY - 0.5%
     5,219  ISIS Property Trust 2                                        13,713
       286  Mapeley                                                      19,093
     7,417  UK Balanced Property Trust                                   20,938
                                                                ---------------
                                                                         53,744
            HONG KONG - 2.9%
     6,000  Allied Group                                                 17,359
    13,000  BOC Hong Kong Holdings                                       29,087
    11,000  Cathay Pacific Airways                                       24,018
    30,000  Champion Technology Holdings                                  5,285
    24,000  China Netcom Group Corp.
               Hong Kong                                                 42,650
    18,000  China Unicom                                                 20,021
     5,500  CLP Holdings                                                 34,938
     2,000  Guoco Group                                                  24,162
     1,200  Jardine Matheson Holdings                                    24,000
   134,000  Lippo China Resources                                         3,257
    18,000  Noble Group (1)                                              13,413
     5,000  Orient Overseas International                                21,796
    18,000  Public Financial Holdings                                    13,795
    15,500  SmarTone Telecommunications
               Holding                                                   14,849
     7,500  Swire Pacific Class B (1)                                    14,486
     6,000  Truly International Holdings                                  6,018
                                                                ---------------
                                                                        309,134

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            INDONESIA - 0.5%
   501,000  Bank Internasional Indonesia                                 11,306
    10,000  Gudang Garam                                                 10,843
     8,500  Indosat                                                       4,866
       400  Indosat ADR (1)                                              11,580
     4,500  International Nickel Indonesia                               13,029
                                                                ---------------
                                                                         51,624
            IRELAND - 0.1%
     1,092  Fireone Group                                                 1,322
     4,558  Fyffes                                                        9,889
                                                                ---------------
                                                                         11,211
            ISRAEL - 0.5%
     1,618  Bank Hapoalim (1)                                             8,067
     1,864  Bank Leumi Le-Israel                                          7,714
     5,521  Bezeq Israeli
               Telecommunication (1)                                      7,526
       265  Discount Investment (1)                                       6,904
       232  IDB Development (1)                                           7,190
        16  Israel (1)                                                    7,457
     5,619  Migdal Insurance Holdings                                     7,774
                                                                ---------------
                                                                         52,632
            ITALY - 5.1%
       706  Acegas (1)                                                    7,145
     7,695  AEM (1)                                                      21,163
     1,748  Alleanza Assicurazioni (1)                                   20,690
       780  Autostrada Torino-Milano                                     16,554
     3,364  Banca Intesa (1)                                             22,990
       579  Banca Popolare di Spoleto (1)                                 8,782
       291  Banco di Sardegna (1)                                         6,963
       754  BPU Banca                                                    20,688
     8,978  Cofide                                                       12,432
     3,059  Cremonini                                                     8,862
     1,240  Danieli                                                      11,156
     2,152  Enel (1)                                                     20,653
       888  ENI (1)                                                      26,779
       659  ERG (1)                                                      13,793
     1,754  Ergo Previdenza (1)                                          11,080
       459  Fondiaria (1)                                                20,432
     1,163  Indesit (1)                                                  16,356
       204  Italmobiliare (1)                                            19,664
     9,808  KME Group (1)                                                 6,709
     2,346  Mediolanum (1)                                               18,473
     2,695  Meliorbanca (1)                                              13,534
     1,746  Milano Assicurazioni (1)                                     13,570
     3,113  Navigazione Montanari                                        14,570
    12,085  Pirelli (1)                                                  11,035
       171  Pirelli & C Real Estate (1)                                  11,184
     3,710  Snam Rete Gas (1)                                            18,891
       213  Societa Cattolica di
              Assicurazioni (1)                                          13,069

  Shares                                                            Value $
----------                                                      ---------------

     1,322  Societa Iniziative Autostradali
              e Servizi                                                  17,614
    16,320  Telecom Italia (1)                                           49,465
     7,339  Terna (1)                                                    22,291
    10,716  Unipol (1)                                                   37,061
                                                                ---------------
                                                                        533,648
            JAPAN - 12.7%
     1,500  Alps Electric                                                15,021
     2,000  Ashimori Industry                                             4,669
         6  Can Do                                                        5,285
     1,000  CFS                                                           5,447
     1,400  Chubu Electric Power                                         38,789
     1,200  Cleanup                                                       9,061
     7,000  Cosmo Oil                                                    29,212
     2,000  Dai-Ichi Kogyo Seiyaku                                        5,524
     1,200  Daiichikosho (1)                                             15,115
     1,000  Daio Paper                                                    8,269
        44  Dynacity (1)                                                  5,286
       700  Ferrotec (1)                                                  4,741
     5,000  Fuji Heavy Industries                                        28,861
     3,000  Fujitsu General (1)                                           7,004
       500  Fuyo General Lease                                           15,136
     3,000  Gun-Ei Chemical Industry                                      8,671
       600  Hakuto                                                        8,569
     3,000  Hino Motors                                                  14,828
     6,000  Hitachi                                                      34,633
     1,100  Hitachi Capital                                              21,729
     1,200  Hitachi Maxell                                               17,599
     1,000  Hitachi Medical                                              10,561
     2,000  Hodogaya Chemical                                             6,362
     2,000  Hokkaido Gas (1)                                              5,302
     1,400  Hokuriku Electric Power                                      29,212
     6,000  Hunet (1)                                                     4,259
     3,000  Ichikoh Industries                                            8,953
     1,000  Inageya                                                       7,559
     2,400  Itochu Enex                                                  14,448
     2,000  Izumiya                                                      15,119
     1,200  Japan Medical Dynamic
              Marketing (1)                                               6,167
         8  Japan Prime REIT                                             25,244
     3,000  JFE Shoji Holdings                                           12,519
     1,000  JMS                                                           3,207
     1,000  Joshin Denki (1)                                              5,661
       600  Kaga Electronics                                             10,339
       800  Kato Sangyo                                                  10,118
     3,000  Kawasaki Kisen Kaisha                                        21,344
       700  Kojima                                                        7,812
       300  Kraft                                                         5,644
     6,000  Kurabo Industries (1)                                        15,136
     1,600  Kyushu Electric Power                                        37,421
     6,000  Marubeni                                                     30,734
     1,400  Marusan Securities (1)                                       17,778

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            JAPAN - (CONTINUED)
     2,000  Mito Securities (1)                                           9,509
     1,000  Mitsuba (1)                                                   7,320
     1,100  Mutow                                                         4,816
     3,000  Nakayama Steel Works                                          9,954
     4,000  NEC                                                          20,592
     1,000  NEC Fielding                                                 13,836
       700  NEC Leasing                                                  14,666
     3,000  Nice (1)                                                     11,237
     1,000  Nippon Denwa Shisetsu                                         3,412
     3,000  Nippon Formula Feed
               Manufacturing (1)                                          4,720
     2,000  Nippon Kinzoku (1)                                            4,224
     3,000  Nippon Light Metal (1)                                        7,414
     4,000  Nippon Mining Holdings (1)                                   29,896
     6,000  Nippon Oil                                                   44,638
         7  Nippon Paper Group                                           25,081
         5  Nippon Telegraph & Telephone                                 25,184
     4,000  Nippon Yusen Kabushiki Kaish                                 25,962
     3,000  Nissan Diesel Motor (1)                                       9,415
     3,200  Nissan Motor                                                 38,338
     2,000  Nissan Shatai                                                 9,851
     7,000  Oki Electric Industry (1)                                    16,521
       300  Okinawa Electric Power                                       17,368
     1,000  Oriental Yeast                                                6,046
     2,000  Pacific Industrial                                           11,562
       500  Poplar                                                        4,489
       500  Ricoh Leasing                                                12,293
     1,400  Ryowa Life Create (1)                                         9,111
     3,000  San-Ai Oil (1)                                               11,416
     2,000  Sanden                                                        8,654
     1,900  Sankyo Seiko (1)                                              7,604
     1,200  Sanoh Industrial                                              7,491
     1,700  Seiko PMC                                                     5,815
     2,800  Showa Shell Sekiyu                                           31,390
       200  Sogo Medical                                                  4,378
         8  Tact Home                                                     7,252
     1,100  Taiho Kogyo                                                  14,100
     5,000  Taisei                                                       17,017
     2,000  Takagi Securities (1)                                         8,791
       660  Takefuji                                                     23,930
     2,000  Tayca (1)                                                     5,541
     2,000  TBK (1)                                                       9,560
     2,000  Tobu Store                                                    5,507
     2,000  Toho                                                          6,858
     2,000  Tokai                                                         7,235
     2,000  Tokai Pulp & Paper                                            6,311
     1,100  Tokyo Leasing                                                14,467
     4,000  Tomoku                                                        8,859
     3,000  Toshiba TEC                                                  14,392
     2,000  Toyo Ink Manufacturing                                        8,073
     2,000  Toyo Securities (1)                                           8,791

  Shares                                                            Value $
----------                                                      ---------------

       800  Toyota Auto Body                                             13,887
       300  UFJ Central Leasing                                          14,982
     1,000  UNY                                                          12,562
       900  Vital-net                                                     5,257
       900  Yellow Hat                                                    8,997
     3,000  Yodogawa Steel Works                                         13,520
     3,000  Yokohama Rubber                                              15,085
                                                                ---------------
                                                                      1,339,525
            LUXEMBOURG - 0.0%
       912  Gaming VC Holdings                                            1,905
                                                                ---------------
            MALAYSIA - 0.7%
     4,300  Hong Leong Financial Group (1)                                5,512
    12,900  Petronas Dagangan (1)                                        15,970
    10,300  Public Bank (1)                                              19,466
     4,000  Shell Refining (1)                                           11,613
     8,000  UMW Holdings (1)                                             15,996
                                                                ---------------
                                                                         68,557
            MEXICO - 0.2%
     1,600  Alfa Class A                                                  8,900
       700  Grupo Elektra (1)                                             7,481
     2,100  Grupo Imsa (1)                                                9,064
                                                                ---------------
                                                                         25,445
            NETHERLANDS - 4.2%
     1,144  ABN AMRO Holding (1)                                         33,360
     1,434  Aegon (1)                                                    26,371
       500  CNH Global                                                   13,340
       316  Corio (1)                                                    22,947
     1,063  European Aeronautic Defence
              and Space (1)                                              28,828
       335  Heijmans                                                     17,165
       971  ING Groep                                                    43,012
       253  KAS Bank                                                      6,974
       447  Koninklijke (1)                                              20,371
       579  Koninklijke Wessanen (1)                                      7,714
     1,523  OCE                                                          23,265
       245  Rodamco Europe                                               28,343
     1,181  Royal Dutch Shell A Shares (1)                               40,953
     1,143  Royal Dutch Shell B Shares (1)                               40,944
     2,221  Royal KPN (1)                                                29,677
       213  Univar (1)                                                   10,672
       446  Vastned Offices/Industrial (1)                               16,694
       235  Vastned Retail                                               20,499
       105  Wereldhave                                                   12,040
                                                                ---------------
                                                                        443,169
            NEW ZEALAND - 0.6%
     4,080  Air New Zealand                                               3,989
     8,768  AMP NZ Office Trust                                           6,752
     2,955  Fisher & Paykel Appliances
               Holdings                                                   7,519
     1,497  Fletcher Building                                             9,523

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            NEW ZEALAND - (CONTINUED)
     7,650  ING Property Trust                                            6,301
     1,465  Nuplex Industries                                             6,572
     1,780  Steel & Tube Holdings                                         5,602
     2,672  Telecom Corp. of New Zealand                                  8,355
     4,529  Vector                                                        7,642
                                                                ---------------
                                                                         62,255
            NORWAY - 1.8%
     5,000  ABG Sundal Collier (1)                                        8,952
     2,500  Acta Holding                                                 11,554
       200  Aker Yards                                                   14,476
       800  Camillo Eitzen                                                9,029
     1,900  DnB NOR                                                      24,888
       650  Frontline (1)                                                24,593
       700  Norske Skogindustrier (1)                                    11,033
     1,100  Sparebanken Midt-Norge (1)                                   13,635
       250  Sparebanken Nord-Norge                                        5,547
       400  Sparebanken Rogaland (1)                                     11,875
     1,000  Statoil (1)                                                  25,288
       700  Storebrand (1)                                                8,259
       400  Veidekke (1)                                                 13,466
       300  Wilh. Wilhelmsen Class A (1)                                 10,329
                                                                ---------------
                                                                        192,924
            PHILIPPINES - 0.4%
     7,500  Bank of the Philippine
              Islands (1)                                                 9,337
       440  Globe Telecom                                                 9,896
     9,800  Metropolitan Bank & Trust                                     9,249
       200  Philippine Long Distance
              Telephone ADR (1)                                           9,522
                                                                ---------------
                                                                         38,004
            POLAND - 0.4%
       377  Bank Handlowy w Warszawie (1)                                 9,522
       280  KGHM Polska Miedz (1)                                        10,123
       799  Polski Koncern Naftowy Orlen                                 12,663
     1,967  Telekomunikacja Polska                                       14,483
                                                                ---------------
                                                                         46,791
            PORTUGAL - 0.1%
     1,222  Semapa-Sociedade de
              Investimento e Gestao                                      12,398
                                                                ---------------
            RUSSIA - 0.1%
        69  LUKOIL ADR                                                    5,582
                                                                ---------------
            SINGAPORE - 2.1%
    11,000  Ascendas REIT (1)                                            15,334
    15,000  ComfortDelgro (1)                                            15,706
     8,000  Hong Leong Asia (1)                                           7,966
     3,000  Jardine Cycle & Carriage (1)                                 23,897
     3,000  Jardine Strategic Holdings                                   35,400

  Shares                                                            Value $
----------                                                      ---------------

    17,000  MMI Holding (1)                                              10,921
    12,000  MobileOne (1)                                                15,263
    11,000  Neptune Orient Lines (1)                                     14,344
     4,000  Singapore Airlines (1)                                       39,057
     5,000  Singapore Petroleum (1)                                      14,582
    18,000  SMRT (1)                                                     12,950
    17,000  STATS ChipPAC (1)                                            10,757
                                                                ---------------
                                                                        216,177
            SOUTH AFRICA - 1.9%
     3,056  African Bank Investments                                     11,444
     2,400  Edgars Consolidated Stores (1)                               12,002
     4,869  Growthpoint Properties (1)                                    8,211
     1,003  JD Group                                                     10,480
     1,227  Liberty Group (1)                                            12,452
       449  Liberty Holdings                                             11,269
     6,245  Metropolitan Holdings                                        10,931
       899  Mittal Steel South Africa                                    10,777
     4,750  Nampak (1)                                                   12,488
       921  Nedbank Group                                                15,294
       771  Remgro                                                       16,326
     6,417  Sanlam                                                       15,297
       914  Santam                                                        9,836
     1,450  Standard Bank Group                                          17,086
       729  Telkom                                                       13,579
       833  Tongaat-Hulett Group                                         10,780
                                                                ---------------
                                                                        198,252
            SOUTH KOREA - 4.9%
       220  Daelim Industrial                                            16,840
       510  Daishin Securities                                           11,533
       580  Dongbu Insurance                                             13,824
       720  Dongkuk Steel Mill                                           13,607
       590  GS Holdings                                                  20,640
       580  Hanjin Shipping                                              15,702
       470  Hanwha                                                       15,968
       240  Honam Petrochemical                                          15,033
       790  Hyundai Merchant Marine                                      14,049
       190  Hyundai Motor                                                15,452
       900  Hyundai Securities                                           11,180
       440  Hyundai Steel                                                15,626
     1,400  Kia Motors                                                   21,181
       810  Korea Electric Power                                         31,303
       450  Korea Gas                                                    17,629
       450  Korean Air Lines                                             16,005
     1,000  KT ADR (1)                                                   22,380
       790  KT Freetel                                                   24,239
       690  LG                                                           19,633
       390  LG Chem                                                      15,920
       650  LG Dacom                                                     15,113
       260  LG Electronics                                               15,734
       550  LS Cable                                                     23,123
       102  POSCO                                                        28,318

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            SOUTH KOREA - (CONTINUED)
       250  S-Oil                                                        17,067
       200  Samsung                                                      14,439
       310  SK                                                           22,742
     1,200  SK Telecom ADR (1)                                           28,896
                                                                ---------------
                                                                        513,176
            SPAIN - 0.8%
     4,100  Corp Mapfre                                                  18,157
     1,018  Endesa (1)                                                   45,133
       730  Repsol (1)                                                   24,222
                                                                ---------------
                                                                         87,512
            SWEDEN - 3.8%
       750  Axfood (1)                                                   24,620
       600  Bilia A Shares (1)                                            7,978
       800  Brostrom B Shares (1)                                        17,009
     1,000  D Carnegie                                                   19,114
     1,900  Electrolux Series B (1)                                      34,804
       600  Fabege (1)                                                   14,003
       600  Haldex (1)                                                   11,946
       800  Industrivarden C Shares (1)                                  24,710
     1,600  Investor B Shares (1)                                        35,901
     2,500  Klovern (1)                                                   9,072
     2,200  Kungsleden                                                   27,806
     1,000  NCC B Shares (1)                                             22,438
     1,400  Ratos B Shares (1)                                           29,765
     2,600  Securitas B Shares (1)                                       34,211
     3,400  Tele2 B Shares                                               35,791
       800  Trelleborg B Shares (1)                                      16,843
       500  Volvo A Shares                                               32,272
                                                                ---------------
                                                                        398,283
            SWITZERLAND - 0.9%
       112  Basler Kantonalbank                                           9,777
       391  Credit Suisse Group (1)                                      23,573
        32  Georg Fischer (1)                                            16,386
        40  Intershop Holdings                                            9,389
        15  Schweizerische National-
              Versicherungs-Gesellschaft                                  8,646
        55  Swiss Life Holding (1)                                       12,976
       254  Swiss Prime Site (1)                                         13,118
                                                                ---------------
                                                                         93,865
            TAIWAN - 0.2%
     1,100  Chunghwa Telecom ADR (1)                                     20,119
                                                                ---------------
            THAILAND - 0.3%
     4,400  Advanced Info Service
            Regular Shares                                               10,797
    40,800  Land & Houses (1)                                             9,623
     1,600  Siam Cement (1)                                              11,605
                                                                ---------------
                                                                         32,025

  Shares                                                            Value $
----------                                                      ---------------

            TURKEY - 0.6%
     1,344  Akcansa Cimento (1)                                           7,290
     1,198  Arcelik (1)                                                   7,691
     1,697  Eregli Demir ve Celik
               Fabrikalari (1)                                            9,787
     1,178  Ford Otomotiv Sanayi (1)                                      8,330
       517  Tupras Turkiye Petrol Rafine                                  8,590
     1,611  Turkiye Is Bankasi Class C                                   10,452
     2,116  Turkiye Vakiflar Bankasi Tao
               Class D (1)                                               11,114
                                                                ---------------
                                                                         63,254
            UNITED KINGDOM - 10.0%
     3,111  Alexon Group                                                  8,782
     1,739  Alliance & Leicester                                         37,051
     2,053  Alliance Boots                                               31,719
       955  Anglo American                                               43,062
     3,368  Antofagasta                                                  32,571
     2,470  Arriva                                                       33,686
     1,555  Aviva                                                        22,987
     3,006  Barclays                                                     40,566
     6,061  Beazley Group                                                13,902
     4,043  Brit Insurance Holdings                                      24,986
       920  British Polythene Industries                                  7,638
     6,545  BT Group                                                     34,737
     4,448  Cattles                                                      31,943
     9,886  Chaucer Holdings                                             15,698
     2,439  Chesnara                                                      8,374
     3,744  Christian Salvesen                                            4,856
     6,947  Clinton Cards                                                 8,646
     3,646  Corus Group                                                  32,512
     3,004  Davis Service Group                                          28,148
     2,082  Debenhams                                                     7,466
     4,005  DS Smith                                                     13,178
    11,047  FKI                                                          20,176
     8,837  Future                                                        5,731
     2,662  George Wimpey                                                26,708
     6,340  Highway Insurance Holdings                                    8,646
     7,327  HMV Group                                                    22,151
     2,084  HSBC Holdings                                                39,512
     2,328  Interserve                                                   16,874
       525  John Menzies                                                  4,406
     1,666  Johnson Service Group                                        12,465
       922  Kensington Group                                             15,907
     1,597  Ladbrokes                                                    12,443
     9,304  Legal & General Group                                        25,644
     3,060  Lloyds TSB Group                                             32,656
     5,484  London Scottish Bank                                         12,291
     1,506  Luminar                                                      16,876
     2,782  Monstermob Group (1)                                          3,157
    11,216  Old Mutual                                                   36,262
     2,109  Pendragon                                                    21,280
     2,205  Resolution                                                   26,160

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

  Shares                                                            Value $
----------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            UNITED KINGDOM - (CONTINUED)
     1,739  RHM                                                           9,014
     1,118  Royal Bank of Scotland Group                                 39,835
     1,536  RPC Group                                                     7,442
       400  Stolt-Nielsen (1)                                            11,508
     4,343  Taylor Woodrow                                               30,133
     1,931  TDG                                                           8,766
     7,990  Tomkins (1)                                                  37,034
       946  United Utilities                                             12,874
     5,454  Vodafone Group                                               14,044
     2,361  Wagon                                                         6,856
     2,909  Wincanton                                                    19,115
    24,233  Woolworths Group                                             16,987
                                                                ---------------
                                                                      1,055,461
            VENEZUELA - 0.1%
       500  CANTV ADR                                                     9,705
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $9,652,132)                                      10,086,632
                                                                ---------------
            PREFERRED STOCK- 1.4%
            BRAZIL - 0.9%
   400,000  AES Tiete (1)                                                10,155
   600,000  Centrais Eletricas Brasileiras
               Class B (1)                                               12,025
     4,000  Investimentos Itau                                           18,164
     6,000  Klabin (1)                                                   12,950
       700  Metalurgica Gerdau (1)                                       12,656
       700  Telemar Norte Leste ADR (1)                                  15,616
       400  Usinas Siderurgicas de Minas
               Gerais Class A (1)                                        13,604
                                                                ---------------
                                                                         95,170
            GERMANY - 0.5%
       186  Draegerwerk                                                  11,453
       493  Jungheinrich (1)                                             15,131
       918  ProSiebenSat.1 Media (1)                                     26,243
                                                                ---------------
                                                                         52,827
                                                                ---------------
            TOTAL PREFERRED STOCK
               (Cost $140,108)                                          147,997
                                                                ---------------

  Shares                                                            Value $
----------                                                      ---------------

            RIGHTS - 0.0%
       119  Hyundai Merchant Marine,
               Expires 12/06/06 (1)                                          --
                                                                ---------------
            TOTAL RIGHTS
              (Cost $0)                                                      --
                                                                ---------------

 Principal
 Amount $
----------
            SHORT-TERM
            INVESTMENT -1.8%
   190,358  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                     190,358
                                                                ---------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $190,358)                                           190,358
                                                                ---------------
            TOTAL INVESTMENTS - 98.9%
              (Cost $9,982,598)                                      10,424,987
                                                                ---------------
            OTHER ASSETS LESS
              LIABILITIES - 1.1%                                        112,115
                                                                ---------------
            NET ASSETS - 100.0%                                 $    10,537,102
                                                                ===============

(1)   Denotes non-income producing security.
ADR -- American Depositary Receipts
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

 Shares                                                              Value $
 ---------                                                      ---------------

            COMMON STOCK - 82.9%
            AUTOS & TRANSPORTATION - 2.4%
    59,500  Horizon Lines Class A                                     1,389,325
    61,578  HUB Group Class A (1)                                     1,672,458
    27,700  Kansas City Southern (1)                                    786,403
   101,300  Republic Airways Holdings (1)                             1,810,231
                                                                ---------------
                                                                      5,658,417
            CONSUMER DISCRETIONARY - 16.0%
    30,400  Aaron Rents                                                 756,352
    42,600  ABM Industries                                              846,036
    21,200  Bright Horizons Family Solutions (1)                        814,504
    30,000  Central Garden & Pet (1)                                  1,499,100
    82,100  Claire's Stores                                           2,327,535
    72,100  Clear Channel Outdoor Holdings Class A (1)                1,770,055
   131,200  Diamond Management & Technology Consultants (1)           1,422,208
    66,900  Geo Group (1)                                             2,542,200
    26,100  Gevity HR                                                   589,860
    49,100  Heidrick & Struggles International (1)                    2,006,717
    13,600  Home Inns & Hotels Management ADR (1)                       333,744
    23,395  Orient-Express Hotels Class A                               922,933
    17,700  PF Chang's China Bistro (1)                                 740,214
    21,200  Pinnacle Entertainment (1)                                  641,512
    60,000  Rare Hospitality International (1)                        1,890,600
    34,600  Regis                                                     1,299,230
    46,100  Rent-A-Center (1)                                         1,325,836
    18,779  Ritchie Brothers Auctioneers                              1,024,019
   156,300  Scientific Games Class A (1)                              4,381,089
    33,400  Standard Parking (1)                                      1,161,318
    52,500  THQ (1)                                                   1,578,675
    99,300  Valueclick (1)                                            1,866,840
    29,000  Viad                                                      1,071,550
    48,700  Waste Connections (1)                                     1,981,603
    51,000  Watson Wyatt Worldwide Class A                            2,302,650
                                                                ---------------
                                                                     37,096,380
            CONSUMER STAPLES - 0.9%
    43,500  Flowers Foods                                             1,181,895
    16,500  Ralcorp Holdings (1)                                        815,925
                                                                ---------------
                                                                      1,997,820
            FINANCIAL SERVICES - 15.6%
    84,050  Annaly Mortgage Management                                1,102,736
   105,205  Apollo Investment (2)                                     2,268,220

 Shares                                                              Value $
 ---------                                                      ---------------

    44,000  Argonaut Group (1)                                        1,496,440
    57,500  Bank of Hawaii                                            2,999,775
    15,300  Berkshire Hills Bancorp                                     553,248
    15,440  Brandywine Realty Trust                                     515,078
   106,900  Conseco (1)                                               2,174,346
    33,600  Cowen Group (1)                                             485,520
    36,100  Crystal River Capital                                       795,283
    30,643  Cullen/Frost Bankers                                      1,659,625
    88,300  CVB Financial                                             1,282,999
    51,600  Digital Realty Trust                                      1,722,924
    55,300  Endurance Specialty Holdings                              1,971,445
    40,800  Euronet Worldwide (1)                                     1,212,576
    42,150  H&E Equipment Services (1)                                1,130,885
    57,808  Health Care REIT                                          2,386,314
   140,550  Max Re Capital                                            3,272,004
    73,600  National Retail Properties REIT                           1,653,792
    73,100  Reinsurance Group of America                              4,122,840
    21,100  SVB Financial Group (1)                                     971,022
    49,200  Westamerica Bancorporation                                2,452,620
                                                                ---------------
                                                                     36,229,692
            HEALTH CARE - 10.7%
    16,600  Adams Respiratory Therapeutics (1)                          715,460
    67,000  Array Biopharma (1)                                         657,940
    43,800  BioMarin Pharmaceuticals (1)                                702,114
   118,100  Cepheid (1)                                                 969,601
    32,300  Cooper                                                    1,861,449
    40,000  Dialysis Corp. of America (1)                               538,800
    14,300  Digene (1)                                                  663,949
    60,643  Diversa (1)                                                 564,586
    28,100  DJO (1)                                                   1,130,463
    38,600  Human Genome Sciences (1)                                   515,310
    59,268  Immucor (1)                                               1,631,648
   120,200  Lexicon Genetics (1)                                        479,598
    62,300  Medicis Pharmaceutical Class A                            2,182,992
    19,600  Nuvelo (1)                                                  361,424
    42,400  Perrigo                                                     758,536
    30,200  PolyMedica                                                1,254,810
    34,600  Psychiatric Solutions (1)                                 1,148,720
   110,600  Salix Pharmaceuticals (1)                                 1,474,298
    79,800  Sciele Pharma (1)                                         1,740,438
    67,900  Senomyx (1)                                               1,047,018
    25,900  Sirona Dental Systems (1)                                   958,300
    78,938  Symbion (1)                                               1,310,371
    85,657  United Surgical Partners International (1)                2,126,007
                                                                ---------------
                                                                     24,793,832

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Shares                                                              Value $
 ---------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            MATERIALS & PROCESSING - 8.3%
    24,600  Agnico-Eagle Mines                                          909,462
    56,100  Airgas                                                    2,121,141
    28,300  Albany International Class A                                951,163
    56,200  Coeur d'Alene Mines (1)                                     275,380
    30,400  FMC                                                       2,083,920
    86,500  Infrasource Services (1)                                  1,692,805
    62,100  Koppers Holdings                                          1,279,881
    30,900  Mobile Mini (1)                                             994,053
    45,700  Pan American Silver (1)                                   1,012,712
    92,200  Perini (1)                                                2,279,184
    29,600  Schnitzer Steel Industries Class A                        1,034,816
    55,200  Shaw Group (1)                                            1,466,112
    64,209  ShawCor (1)                                               1,245,283
    34,500  Westlake Chemical                                         1,088,475
    57,700  Xerium Technologies                                         714,326
                                                                ---------------
                                                                     19,148,713
            OTHER - 0.9%
    18,800  Laidlaw International                                       545,388
    52,700  Macquarie Infrastructure (1)                              1,572,041
                                                                ---------------
                                                                      2,117,429
            OTHER ENERGY - 5.1%
    31,305  Birchcliff Energy (1)                                       124,105
    28,100  CARBO Ceramics                                              946,970
    42,038  Denbury Resources (1)                                     1,208,172
    96,900  Dresser-Rand Group (1)                                    2,101,761
    36,600  FMC Technologies (1)                                      2,212,470
    66,819  Galleon Energy Class A (1)                                1,180,419
    88,900  Hanover Compressor (1)                                    1,646,428
     7,400  Ormat Technologies                                          284,160
    33,100  St. Mary Land & Exploration                               1,234,299
    61,546  Willbros Group (1)                                          944,731
                                                                ---------------
                                                                     11,883,515
            PRODUCER DURABLES - 4.5%
    61,300  ACCO Brands (1)                                           1,489,590
    26,900  Actuant Class A (1)                                       1,381,046
    18,600  DRS Technologies                                            822,492
    28,600  IDEX                                                      1,341,340
    22,400  Manitowoc                                                 1,229,312
    77,000  MTC Technologies (1)                                      1,743,280
    49,400  SBA Communications Class A (1)                            1,319,474
    38,900  Tektronix                                                 1,181,393
                                                                ---------------
                                                                     10,507,927

 Shares                                                              Value $
 ---------                                                      ---------------

            TECHNOLOGY - 15.5%
    85,900  Altiris (1)                                               1,933,609
     9,600  CommScope (1)                                               306,336
    43,100  CSG Systems International (1)                             1,162,838
   138,400  Emulex (1)                                                2,601,920
    20,600  F5 Networks (1)                                           1,363,514
    68,500  FEI (1)                                                   1,565,910
   299,400  Finisar (1)                                               1,041,912
    79,200  Gartner (1)                                               1,473,120
   273,900  Informatica (1)                                           3,393,621
   131,400  Integrated Device Technology (1)                          2,082,690
    51,794  Lionbridge Technologies (1)                                 350,645
    38,800  Mantech International Class A (1)                         1,321,528
    70,500  Mapinfo (1)                                                 946,815
    54,500  MIPS Technologies (1)                                       401,665
   101,060  Parametric Technology (1)                                 1,974,713
    78,900  Perot Systems Class A (1)                                 1,163,775
   168,000  RightNow Technologies (1)                                 2,775,360
    10,600  Rofin-Sinar Technologies (1)                                652,748
   144,000  SonicWALL (1)                                             1,512,000
    23,000  SRA International Class A (1)                               737,150
   119,800  TAC Acquisition (1)                                         739,765
    43,735  Technology Investment Capital                               665,209
   100,000  Ultratech (1)                                             1,429,000
    78,300  Veeco Instruments (1)                                     1,463,427
   133,500  Volterra Semiconductor (1)                                2,304,210
    25,900  Witness Systems (1)                                         459,466
                                                                ---------------
                                                                     35,822,946
            UTILITIES - 3.0%
     6,700  Boardwalk Pipeline Partners LP (1)                          192,692
    78,200  Eschelon Telecom (1)                                      1,385,704
    20,900  ITC Holdings                                                742,368
    74,550  PNM Resources                                             2,099,328
    46,200  Southern Union                                            1,278,816
    59,100  Time Warner Telecom Class A (1)                           1,178,454
                                                                ---------------
                                                                      6,877,362
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $165,456,994)                                   192,134,033
                                                                ---------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

 Shares                                                              Value $
 ---------                                                      ---------------

            INVESTMENT COMPANY - 2.4%
    72,700  iShares Russell 2000 Index Fund                           5,533,197
                                                                ---------------
            TOTAL INVESTMENT COMPANY
              (Cost $5,445,684)                                       5,533,197
                                                                ---------------

 Principal
  Amount $
 ---------
            SHORT-TERM
            INVESTMENT - 12.8%
29,542,027  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                  29,542,027
                                                                ---------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $29,542,027)                                     29,542,027
                                                                ---------------
            TOTAL INVESTMENTS - 98.1%
              (Cost $200,444,705)                                   227,209,257
                                                                ---------------
            OTHER ASSETS LESS
              LIABILITIES - 1.9%                                      4,467,047
                                                                ---------------

            NET ASSETS - 100.0%                                 $   231,676,304
                                                                ===============

(1)   Denotes non-income producing security.
(2)   Business development and investment company.
ADR -- American Depositary Receipts
LP -- Limited Partnership
REIT -- Real Estate Investment Trust




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

 Shares                                                              Value $
 ---------                                                      ---------------

            COMMON STOCK - 94.1%
            AUTO & TRANSPORTATION - 1.9%
       600  Expeditors International Washington                          28,446
     1,400  JB Hunt Transport Services                                   30,296
     2,600  Wabtec                                                       81,614
                                                                ---------------
                                                                        140,356
            CONSUMER DISCRETIONARY - 13.0%
     4,100  Activision (1)                                               63,222
     2,100  Cheesecake Factory (1)                                       59,325
       500  Corporate Executive Board                                    44,910
     1,350  Corrections Corp. of America (1)                             61,681
     1,500  DreamWorks Animation SKG Class A (1)                         39,675
     1,900  Heidrick & Struggles International (1)                       77,653
     1,600  Lamar Advertising Class A (1)                                92,288
     1,500  Regis                                                        56,325
     1,300  Ritchie Brothers Auctioneers                                 70,889
     6,600  Scientific Games Class A (1)                                184,998
     3,200  ServiceMaster                                                36,256
     4,000  Watson Wyatt Worldwide Class A                              180,600
                                                                ---------------
                                                                        967,822
            CONSUMER STAPLES - 2.1%
     5,700  Constellation Brands Class A (1)                            156,693
                                                                ---------------
            FINANCIAL SERVICES - 15.4%
       700  AllianceBernstein Holding LP                                 54,390
       900  Brandywine Realty Trust                                      30,024
     2,200  Checkfree (1)                                                86,856
       900  Compass Bancshares                                           50,634
     1,300  Cullen/Frost Bankers                                         70,408
     5,500  Douglas Emmett (1)                                          131,175
     1,400  Dun & Bradstreet (1)                                        108,136
     3,700  Max Re Capital                                               86,136
     1,700  Reinsurance Group of America                                 95,880
     1,600  RenaissanceRe Holdings                                       87,040
     1,400  SVB Financial Group (1)                                      64,428
     2,502  United Dominion Realty Trust                                 80,990
     1,800  Westamerica Bancorporation                                   89,730
     2,400  Willis Group Holdings                                        91,272
       700  WR Berkley                                                   25,802
                                                                ---------------
                                                                      1,152,901
            HEALTH CARE - 15.8%
     3,300  Advanced Medical Optics (1)                                 134,805
       500  Amylin Pharmaceuticals (1)                                   21,980
     2,300  Barr Pharmaceuticals (1)                                    120,451
       700  Bausch & Lomb                                                37,478
     3,000  DaVita (1)                                                  166,890

 Shares                                                                 Value $
 ---------                                                      ---------------

     3,100  Diversa (1)                                                  28,861
       700  Gen-Probe (1)                                                33,509
     2,500  Healthsouth (1)                                              60,625
     3,300  Invitrogen (1)                                              191,433
     3,100  Medicis Pharmaceutical Class A                              108,624
     1,900  Psychiatric Solutions (1)                                    63,080
       800  Techne (1)                                                   44,704
     3,900  Thermo Electron (1)                                         167,193
                                                                ---------------
                                                                      1,179,633
            MATERIALS & PROCESSING - 9.5%
     2,300  Albemarle                                                   149,569
     1,500  Ashland                                                      88,650
       800  Bunge                                                        51,288
       800  Fluor                                                        62,744
       200  IPSCO                                                        18,288
     1,100  Jacobs Engineering Group (1)                                 83,094
     2,600  Lubrizol                                                    117,000
     1,600  Pactiv (1)                                                   49,344
     1,800  Pan American Silver (1)                                      39,888
     2,400  ShawCor                                                      46,546
                                                                ---------------
                                                                        706,411
            OTHER - 1.7%
     2,300  ITT                                                         125,097
                                                                ---------------
            OTHER ENERGY - 7.1%
     2,400  Cameron International                                       120,240
     1,900  Denbury Resources (1)                                        54,606
     7,200  Dresser-Rand Group (1)                                      156,168
     1,100  Noble                                                        77,110
       900  Noble Energy                                                 43,767
     2,900  Range Resources                                              78,735
                                                                ---------------
                                                                        530,626
            PRODUCER DURABLES - 6.3%
     1,300  ACCO Brands (1)                                              31,590
     3,200  Dover                                                       152,000
     2,100  DRS Technologies                                             92,862
     1,400  SBA Communications Class A (1)                               37,394
     5,200  Tektronix                                                   157,924
                                                                ---------------
                                                                        471,770
            TECHNOLOGY - 17.6%
     3,200  Amdocs (1)                                                  124,032
     1,100  Amphenol Class A                                             74,690
     2,600  Cognos (1)                                                   94,848
       300  CommScope (1)                                                 9,573
     7,600  Emulex (1)                                                  142,880
     2,700  Harris                                                      115,020
     4,900  Integrated Device Technology (1)                             77,665
     4,000  Intersil Class A                                             93,800
     7,300  Parametric Technology (1)                                   142,642

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

 Shares                                                              Value $
 ---------                                                      ---------------

            COMMON STOCK - (CONTINUED)
            TECHNOLOGY - (CONTINUED)
     5,000  Perot Systems Class A (1)                                    73,750
     2,700  QLogic (1)                                                   55,566
     2,000  Science Applications International (1)                       40,000
     1,200  SRA International Class A (1)                                38,460
    11,200  VeriSign (1)                                                231,616
                                                                ---------------
                                                                      1,314,542
            UTILITIES - 3.7%
     1,200  NII Holdings (1)                                             78,036
     5,000  Sierra Pacific Resources (1)                                 75,800
     1,500  Southern Union                                               41,520
     4,100  Time Warner Telecom Class A (1)                              81,754
                                                                ---------------
                                                                        277,110
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $6,717,307)                                       7,022,961
                                                                ---------------
 Principal
  Amount $
 ---------
            SHORT-TERM
            INVESTMENT - 7.0%
   526,214  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                     526,214
                                                                ---------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $526,214)                                           526,214
                                                                ---------------
            TOTAL INVESTMENTS - 101.1%
              (Cost $7,243,521)                                       7,549,175
                                                                ---------------
            OTHER ASSETS LESS
              LIABILITIES - (1.1)%                                      (85,162)
                                                                ---------------
            NET ASSETS - 100.0%                                 $     7,464,013
                                                                ===============

(1)   Denotes non-income producing security.
LP -- Limited Partnership




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

 Shares                                                              Value $
 ---------                                                      ---------------

            COMMON STOCK - 96.7%
            AUSTRALIA - 2.1%
   355,769  Macquarie Infrastructure Group                              930,857
                                                                ---------------
            BRAZIL - 3.9%
    30,537  Banco Bradesco ADR                                        1,092,919
     7,090  Petroleo Brasileiro ADR                                     629,309
                                                                ---------------
                                                                      1,722,228
            CANADA - 5.7%
    14,175  Niko Resources                                              858,708
    26,541  Nova Chemicals                                              779,088
    11,734  Suncor Energy                                               901,610
                                                                ---------------
                                                                      2,539,406
            FRANCE - 10.1%
    28,616  AXA                                                       1,090,109
     9,255  Renault                                                   1,082,494
     7,165  Sanofi-Aventis                                              608,986
     6,083  Societe Generale                                          1,010,754
    10,412  Total                                                       704,914
                                                                ---------------
                                                                      4,497,257
            GERMANY - 5.0%
     9,632  Deutsche Bank                                             1,212,144
     5,123  SAP                                                       1,019,134
                                                                ---------------
                                                                      2,231,278
            GREECE - 1.8%
    17,641  National Bank of Greece                                     800,574
                                                                ---------------
            HONG KONG - 1.4%
   560,000  China Unicom                                                622,886
                                                                ---------------
            INDONESIA - 2.0%
 1,675,000  Bank Rakyat Indonesia                                       903,512
                                                                ---------------
            ITALY - 3.7%
    55,786  Bulgari                                                     779,572
    40,244  Sanpaolo IMI                                                859,238
                                                                ---------------
                                                                      1,638,810
            JAPAN - 18.9%
    38,000  Daikin Industries                                         1,072,345
   235,000  Ebara                                                       918,377
    34,000  Kao                                                         892,594
     4,000  ORIX                                                      1,127,074
    22,100  Square Enix                                                 553,728
       113  Sumitomo Mitsui Financial Group                           1,236,874
    12,850  T&D Holdings                                                939,520
    63,000  Takashimaya                                                 925,552
    28,400  THK                                                         722,507
                                                                ---------------
                                                                      8,388,571

 Shares                                                              Value $
 ---------                                                      ---------------

            NETHERLANDS - 2.2%
    33,515  SBM Offshore                                                991,874
                                                                ---------------
            SINGAPORE - 3.8%
    80,000  Jardine Strategic Holdings                                  944,000
   426,550  Singapore Telecommunications                                726,124
                                                                ---------------
                                                                      1,670,124
            SOUTH KOREA - 4.3%
    32,950  Daewoo Shipbuilding & Marine Engineering                  1,059,969
    53,840  LG.Philips LCD ADR                                          857,133
                                                                ---------------
                                                                      1,917,102
            SWITZERLAND - 7.4%
     3,591  Nestle                                                    1,226,829
    16,930  Novartis                                                  1,027,504
     5,995  Roche Holding                                             1,049,125
                                                                ---------------
                                                                      3,303,458
            UNITED KINGDOM - 24.4%
    58,865  Alliance Boots                                              909,467
    69,101  Barclays                                                    932,515
    77,224  BG Group                                                  1,024,459
    19,919  Rio Tinto                                                 1,098,780
   100,778  Rolls-Royce Group (1)                                       902,979
 3,698,552  Rolls-Royce Group, B Shares                                   7,231
    36,559  Royal Bank of Scotland Group                              1,302,615
    55,267  SABMiller                                                 1,068,929
   347,699  Signet Group                                                794,189
   118,949  Tesco                                                       892,792
   309,362  Vodafone Group                                              796,610
    84,878  WPP Group                                                 1,087,142
                                                                ---------------
                                                                     10,817,708
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $40,217,701)                                     42,975,645
                                                                ---------------
            EQUITY-LINKED
            WARRANTS (2) - 2.0%
            INDIA - 2.0%
    91,692  Satyam Computer Services,
              Expires 10/13/10 (1)                                      898,663
                                                                ---------------
            TOTAL EQUITY-LINKED WARRANTS
              (Cost $776,541)                                           898,663
                                                                ---------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

 Principal
  Amount $                                                           Value $
 ---------                                                      ---------------

            SHORT-TERM
            INVESTMENT - 2.6%
 1,160,884  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                   1,160,884
                                                                ---------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $1,160,884)                                       1,160,884
                                                                ---------------
            TOTAL
              INVESTMENTS - 101.3%
              (Cost $42,155,126)                                     45,035,192
                                                                ---------------
            OTHER ASSETS LESS
              LIABILITIES - (1.3)%                                     (592,620)
                                                                ---------------
            NET ASSETS - 100.0%                                 $    44,442,572
                                                                ===============

(1)   Denotes non-income producing security.
(2) Securities are not readily marketable. (See Note 2 in Notes to Financial Statements).
ADR --  American  Depositary Receipts





The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

  Shares                                                            Value $
  ------                                                        ---------------

            COMMON STOCK - 90.7%
            ARGENTINA - 2.8%
     9,000  Telecom Argentina ADR (1)                                   135,900
     6,400  Tenaris ADR                                                 246,976
                                                                ---------------
                                                                        382,876
            BRAZIL - 8.8%
     9,700  All America Latina Logistica                                 84,742
     4,200  Banco Bradesco ADR                                          150,318
 2,287,800  Brasil Telecom Participacoes                                 28,003
     1,392  Brasil Telecom Participacoes ADR                             46,590
     7,100  Cia de Concessoes Rodoviarias                                75,859
     1,800  Cia Energetica de Minas Gerais
              ADR (1)                                                    77,958
     2,160  Cia Siderurgica Nacional ADR                                 67,327
       900  Cia Vale do Rio Doce ADR                                     22,896
     2,450  Gerdau ADR                                                   36,187
     6,300  Petroleo Brasileiro ADR                                     510,048
 3,886,364  Tim Participacoes                                            18,338
     1,200  Unibanco - Uniao de Bancos
              Brasileiros ADR                                            94,500
                                                                ---------------
                                                                      1,212,766
            CHILE - 0.9%
     3,600  Enersis ADR                                                  49,644
       600  Sociedad Quimica y Minera ADR                                73,428
                                                                ---------------
                                                                        123,072
            CHINA - 4.3%
   291,000  China Construction Bank
              Class H                                                   130,968
     7,000  China Merchants Bank Class H                                 10,927
    54,000  China Petroleum & Chemical
              Class H                                                    37,497
    64,000  China Shipping Development
              Class H                                                    69,623
   120,000  Guangshen Railway Class H                                    56,476
    58,000  Industrial & Commercial Bank
              of China Class H                                           25,955
    98,000  Jiangsu Express Class H                                      57,716
    45,000  Ping An Insurance Group Class H                             156,525
    62,000  Tingyi Cayman Islands Holding                                46,799
                                                                ---------------
                                                                        592,486
            COLOMBIA - 0.3%
     1,338  BanColombia ADR (1)                                          40,903
                                                                ---------------
            CZECH REPUBLIC - 0.9%
     3,000  CEZ                                                         118,654
                                                                ---------------
            EGYPT - 0.8%
     1,300  Orascom Construction
              Industries GDR                                            112,233
                                                                ---------------

  Shares                                                            Value $
  ------                                                        ---------------

            HONG KONG - 5.7%
    80,000  China Mengniu Dairy                                         145,460
    36,000  China Mobile                                                292,566
   286,000  CNOOC                                                       240,519
    54,000  COSCO Pacific                                               111,518
                                                                ---------------
                                                                        790,063
            INDIA - 1.4%
       870  Grasim Industries GDR (2)                                    53,088
     1,600  Infosys Technologies ADR                                     83,360
    12,200  ITC GDR (1)                                                  51,476
                                                                ---------------
                                                                        187,924
            INDONESIA - 1.6%
    49,500  Bank Rakyat Indonesia                                        26,701
    73,000  PT Astra International                                      107,684
    95,000  Telekomunikasi Indonesia                                     87,846
                                                                ---------------
                                                                        222,231
            ISRAEL - 1.1%
     4,600  Teva Pharmaceutical
              Industries ADR                                            151,662
                                                                ---------------
            MALAYSIA - 2.6%
    29,800  Astro All Asia Networks                                      40,647
    70,000  Bumiputra-Commerce Holdings                                 132,293
     4,800  Genting                                                      35,168
    39,200  SP Setia                                                     42,088
    39,200  Tenaga Nasional                                             107,368
                                                                ---------------
                                                                        357,564
            MEXICO - 6.3%
     9,166  America Movil ADR Series L                                  392,946
    14,400  Consorcio                                                    81,774
    25,800  Grupo Financiero Banorte                                     93,595
     6,381  Grupo Televisa ADR (1)                                      157,483
    18,700  Urbi Desarrollos Urbanos (1)                                 57,332
    26,400  Wal-Mart de Mexico Series V                                  91,842
                                                                ---------------
                                                                        874,972
            PERU - 0.4%
       500  Cia de Minas Buenaventura
              ADR (1)                                                    12,925
       310  Credicorp                                                    13,082
       700  Southern Copper                                              35,966
                                                                ---------------
                                                                         61,973
            PHILIPPINES - 0.6%
   155,300  Ayala Land                                                   47,557
   103,600  Robinsons Land                                               30,164
                                                                ---------------
                                                                         77,721
            POLAND - 1.8%
       400  Bank Pekao                                                   27,008
     1,900  Central European Distribution (1)                            48,222

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

  Shares                                                            Value $
  ------                                                        ---------------

            COMMON STOCK - (CONTINUED)
            POLAND - (CONTINUED)
     2,700  Polski Koncern Naftowy Orlen                                 42,791
     5,400  Powszechna Kasa Oszczednosci
              Bank Polski                                                68,198
     8,000  Telekomunikacja Polska                                       58,903
                                                                ---------------
                                                                        245,122
            RUSSIA - 12.3%
     3,500  LUKOIL ADR                                                  283,150
       700  MMC Norilsk Nickel ADR                                      103,422
     4,100  Mobile Telesystems ADR                                      180,728
     3,200  NovaTek GDR                                                 186,240
    14,443  OAO Gazprom ADR                                             615,272
       360  Sberbank GDR (1)                                             90,875
     5,900  Sistema GDR (1)                                             156,350
       861  TMK GDR (1)                                                  21,740
       900  Vimpel-Communications
              ADR (1)                                                    59,391
                                                                ---------------
                                                                      1,697,168
            SOUTH AFRICA - 5.2%
       400  Anglo Platinum                                               43,046
       600  AngloGold Ashanti                                            25,550
    33,900  FirstRand                                                    88,987
     3,300  Gold Fields                                                  54,843
       285  Impala Platinum Holdings                                     50,276
     3,284  Imperial Holdings                                            66,185
     7,128  MTN Group                                                    65,056
     3,300  Naspers N Shares                                             59,922
     3,691  Sasol                                                       127,106
     8,550  Standard Bank Group                                         100,746
     1,900  Telkom                                                       35,391
                                                                ---------------
                                                                        717,108
            SOUTH KOREA - 18.2%
     1,689  Daelim Industrial                                           129,289
     5,980  Daewoo Shipbuilding &
              Marine Engineering                                        192,371
     1,360  Hana Financial Group                                         62,737
       950  Hite Brewery                                                112,963
       912  Hyundai Department Store                                     76,395
     1,550  Hyundai Motor                                               126,054
     3,970  Hyundai Motor GDR (2)                                       161,378
     4,029  Kookmin Bank ADR                                            319,741
     3,270  LG Petrochemical                                             77,940
     1,670  LG.Philips LCD                                               53,190
     4,700  LG.Philips LCD ADR (1)                                       74,824
        88  POSCO                                                        24,431
       676  POSCO ADR                                                    47,672
       281  Samsung Electronics                                         182,282
     1,760  Samsung Electronics GDR (2)                                 570,680

  Shares                                                            Value $
  ------                                                        ---------------

       720  Shinhan Financial Group                                      33,214
     1,300  Shinhan Financial Group ADR                                 120,120
       185  Shinsegae                                                   106,651
       217  SK Telecom                                                   47,114
                                                                ---------------
                                                                      2,519,046
            TAIWAN - 8.9%
     9,356  Cathay Financial Holding GDR                                181,438
       154  China Steel GDR                                               2,723
     4,982  Chunghwa Telecom ADR                                         91,121
     3,609  Far EasTone Telecommunications
              GDR                                                        61,850
    10,594  Fubon Financial Holding GDR                                  86,129
    23,064  HON HAI Precision Industry
              GDR                                                       298,875
    15,000  Siliconware Precision Industries
              ADR                                                        96,750
    43,049  Taiwan Semiconductor
              Manufacturing ADR                                         417,575
                                                                ---------------
                                                                      1,236,461
            THAILAND - 4.1%
     4,400  Advanced Info Service (1)                                    10,797
    14,700  Advanced Info Service Regular
              Shares                                                     36,074
    68,700  Bangkok Bank                                                224,785
    20,900  Kasikornbank                                                 41,031
   205,100  Land & Houses                                                48,374
    24,800  PTT                                                         150,118
     8,200  Siam Cement                                                  59,474
                                                                ---------------
                                                                        570,653
            TURKEY - 1.7%
     6,664  Coca-Cola Icecek Uretim (1)                                  39,119
    16,670  Haci Omer Sabanci Holding                                    70,388
     1,275  Tupras Turkiye Petrol Rafine                                 21,184
     2,400  Turkcell Iletisim Hizmet ADR                                 34,656
     5,500  Turkiye Garanti Bankasi                                      20,203
     7,900  Turkiye Is Bankasi Class C                                   51,257
                                                                ---------------
                                                                        236,807
                                                                ---------------
            TOTAL COMMON STOCK
              (Cost $11,587,482)                                     12,529,465
                                                                ---------------
            PREFERRED STOCK - 4.9%
            BRAZIL - 3.4%
    10,300  Cia Vale do Rio Doce ADR                                    223,716
    21,892  Investimentos Itau                                           99,411
 1,366,900  Lojas Americanas                                             61,943
    10,400  Suzano Papel e Celulose                                      86,485
                                                                ---------------
                                                                        471,555


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

  Shares                                                            Value $
  ------                                                        ---------------

            RUSSIA - 1.5%
     2,400  Surgutneftegaz ADR (1)                                      213,600
                                                                ---------------
            TOTAL PREFERRED STOCK
              (Cost $679,320)                                           685,155
                                                                ---------------
            EQUITY-LINKED
            WARRANTS (3) - 3.2%
            SOUTH KOREA - 1.0%
       230  Shinsegae,
              Expires 1/10/08 (1)                                       132,580
                                                                ---------------
            TAIWAN - 2.2%
     1,191  Catcher Technology,
              Expires 11/29/10 (1)                                       10,276
    30,200  Chinatrust Financial Holding,
              Expires 2/02/07 (1)                                        30,792
    76,804  Formosa Chemicals & Fibre,
              Expires 4/18/08 (1)                                       116,742
    15,650  Novatek Microelectronics,
              Expires 11/02/09 (1)                                       74,104
    76,000  Taiwan Mobile,
              Expires 1/20/10 (1)                                        75,924
                                                                ---------------
                                                                        307,838
                                                                ---------------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $409,538)                                           440,418
                                                                ---------------
            INDEX-LINKED
            WARRANTS (3) - 1.5%
            INDIA - 0.4%
     2,317  MSCI Daily Total Return Net
              Emerging Markets India Local,
              Expires 8/17/07 (1)                                        17,447
       122  MSCI Daily Total Return Net
              Emerging Markets India USD,
              Expires 10/25/07 (1) (4)                                   42,734
                                                                ---------------
                                                                         60,181
            PAKISTAN - 0.2%
        47  MSCI Daily Total Return Net
              Emerging Markets Pakistan USD,
              Expires 4/10/07 (1) (4)                                    27,260
                                                                ---------------
            SUPRANATIONAL - 0.9%
       418  MSCI Daily Total Return Net
              Emerging Markets,
              Expires 5/18/07 (1) (4)                                   117,874
                                                                ---------------
            TOTAL INDEX-LINKED
              WARRANTS
              (Cost $194,160)                                           205,315
                                                                ---------------

  Shares                                                            Value $
  ------                                                        ---------------

            RIGHTS - 0.0%
            BRAZIL - 0.0%
    11,922  Tim Participacoes,
              Expires 11/03/06 (1)                                            2
                                                                ---------------
            TOTAL RIGHTS
              (Cost $0)                                                       2
                                                                ---------------

Principal
 Amount $
----------

            SHORT-TERM
            INVESTMENT - 0.6%
    83,540  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                      83,540
                                                                ---------------
            TOTAL SHORT-TERM
            INVESTMENT
              (Cost $83,540)                                             83,540
                                                                ---------------
            TOTAL INVESTMENTS - 100.9%
              (Cost $12,954,040)                                     13,943,895
                                                                ---------------
            OTHER ASSETS LESS
            LIABILITIES - (0.9)%                                       (123,861)
                                                                ---------------
            NET ASSETS - 100.0%                                 $    13,820,034
                                                                ===============

(1)   Denotes non-income producing security.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2006, the value of these securities amounted to $785,146, representing 5.7% of the net assets of the Fund.
(3) Securities are not readily marketable. (See Note 2 in Notes to Financial Statements).
(4)   Security is fair valued.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
MSCI -- Morgan Stanley Capital International
USD -- United States Dollar



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            COLLATERALIZED MORTGAGE
            OBLIGATIONS - 52.3%
 1,599,343  American Home Mortgage Assets,
              Series 2006-2, Class 1A1 (1)
              5.624%, 9/25/46                                         1,597,844
 2,636,865  American Home Mortgage
              Investment Trust, Series 2005-1,
              Class 1A1 (1)
              5.540%, 6/25/45                                         2,646,280
   294,403  American Home Mortgage
              Investment Trust, Series 2005-
              SD1, Class 2A1 (1) (2)
              5.820%, 11/25/25                                          294,771
 1,307,076  American Home Mortgage
              Investment Trust, Series 2006-2,
              Class 4A (1)
              5.504%, 2/25/36                                         1,308,434
   310,652  Banc of America Mortgage
              Securities, Series 2003-K,
              Class 2A2 (1)
              4.483%, 12/25/33                                          308,340
   430,837  Bayview Commercial Asset Trust,
              Series 2004-3, Class A1 (1) (2)
              5.690%, 1/25/35                                           432,722
   808,078  Bear Stearns Alternative Trust,
              Series 2004-3, Class A1 (1)
              5.640%, 4/25/34                                           808,844
   615,752  Citigroup Mortgage Loan Trust,
              Series 2003-UP3, Class A1
              7.000%, 9/25/33                                           627,371
   688,261  Citigroup Mortgage Loan Trust,
              Series 2003-UP3, Class A2
              7.000%, 9/25/33                                           706,499
 1,037,847  Citigroup Mortgage Loan Trust,
              Series 2004-2, Class 1A2 (2)
              9.250%, 8/25/33                                         1,080,401
   669,115  Citigroup Mortgage Loan Trust,
              Series 2005-1, Class 3A1
              6.500%, 4/25/35                                           681,994
   541,806  Countrywide Alternative Loan
              Trust, Series 2005-14,
              Class 2A1 (1)
              5.530%, 5/25/35                                           542,518
 2,394,235  Countrywide Alternative Loan
              Trust, Series 2005-51,
              Class 3A2A (1)
              5.954%, 11/20/35                                        2,413,892
 2,705,242  Countrywide Alternative Loan
              Trust, Series 2005-56,
              Class 2A3 (1)
              6.164%, 11/25/35                                        2,733,106

Principal
Amount $                                                            Value $
----------                                                      ---------------

 1,610,509  Countrywide Alternative Loan
              Trust, Series 2005-65CB,
              Class 1A7
              5.500%, 1/25/36                                         1,610,432
   108,670  Countrywide Alternative Loan
              Trust, Series 2005-J4,
              Class 1A1 (1)
              5.610%, 7/25/35                                           108,701
   359,446  Countrywide Alternative Loan
              Trust, Series 2005-J4,
              Class 1A4 (1)
              5.660%, 7/25/35                                           360,935
 1,067,738  Countrywide Alternative Loan
              Trust, Series 2006-HY12,
              Class A4 (1)
              5.700%, 8/25/36                                         1,068,592
 2,910,938  Countrywide Alternative Loan
              Trust, Series 2006-J1,
              Class 1A6
              5.500%, 2/25/36                                         2,907,006
 1,063,304  Countrywide Alternative Loan
              Trust, Series 2006-OA10,
              Class 1A1 (1)
              5.624%, 8/25/46                                         1,063,304
   632,146  Countrywide Home Loans,
              Series 2005-11, Class 4A1 (1)
              5.590%, 4/25/35                                           633,997
 1,818,730  Deutsche Alt-A Securities,
              Series 2006-AB1, Class A2A (1)
              5.500%, 2/25/36                                         1,807,771
 2,080,805  Greenpoint Mortgage Funding
              Trust, Series 2005-AR5,
              Class 4A1 (1)
              6.664%, 11/25/45                                        2,125,022
 1,459,806  Harborview Mortgage Loan Trust,
              Series 2005-12, Class 2A11 (1)
              6.664%, 10/19/35                                        1,500,445
   423,738  Impac CMB Trust, Series 2004-1,
              Class A1 (1)
              5.980%, 3/25/34                                           426,400
 2,041,067  Impac CMB Trust, Series 2005-1,
              Class 1A1 (1)
              5.580%, 4/25/35                                         2,043,403
 1,851,758  Impac CMB Trust, Series 2005-3,
              Class A1 (1)
              5.560%, 8/25/35                                         1,852,524
   650,786  Impac CMB Trust, Series 2005-4,
              Class 1A2 (1)
              5.660%, 5/25/35                                           652,607
   316,952  Impac Secured Assets,
              Series 2005-2, Class A1M (1)
              5.710%, 3/25/36                                           317,915

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
 1,771,792  Indymac Index Mortgage Loan
              Trust, 2006-AR9, Class 3A1 (1)
              6.031%, 6/25/36                                         1,791,636
15,038,857  Lehman Brothers Small Balance
              Commercial IO, Series 2005-1A,
              Class A (2) (3)
              0.850%, 2/25/30                                           216,184
   424,780  Master Adjustable Rate Mortgages
              Trust, Series 2004-9,
              Class 2A1 (1)
              5.700%, 11/25/34                                          427,241
    48,715  Master Resecuritization Trust,
              Series 2006-1CI, Class N1 (2)
              5.750%, 7/25/35                                            48,503
   479,651  Master Specialized Loan Trust,
              Series 2006-2, Class A (1) (2)
              5.584%, 2/25/36                                           479,948
    31,467  Novastar NIM Trust,
              Series 2005-N1 (2)
              4.777%, 10/26/35                                           31,401
 1,014,774  Residential Accredit Loans,
              Series 2005-Q01, Class A2 (1)
              6.258%, 8/25/35                                         1,022,993
 2,956,844  Residential Accredit Loans,
              Series 2005-Q02, Class A1 (1)
              6.118%, 9/25/45                                         2,977,838
 1,410,513  Residential Accredit Loans,
              Series 2005-QS12, Class A3
              5.500%, 8/25/35                                         1,411,312
   223,550  Structured Adjustable Rate
              Mortgage, Series 2005-19X1,
              Class A1 (2)
              5.400%, 10/28/10                                          222,293
    94,916  Structured Adjustable Rate
              Mortgage, Series 2005-19X2,
              Class A1 (2)
              4.000%, 10/28/10                                           93,373
 2,393,912  Structured Asset Mortgage
              Investments, Series 2005-AR7,
              Class 5A1 (1)
              6.218%, 3/25/46                                         2,396,904
 2,972,707  Structured Asset Mortgage
              Investments, Series 2005-AR8,
              Class A2 (1)
              6.238%, 2/25/36                                         3,002,434
   923,091  Structured Asset Securities,
              Series 2005-GEL2, Class A (1)
              5.600%, 4/25/35                                           924,167

Principal
Amount $                                                            Value $
----------                                                      ---------------

   305,000  Wachovia Bank Commercial
              Mortgage Trust,
              Series 2002-WHL,
              Class L (1) (2)
              8.320%, 3/15/15                                           305,139
 1,689,500  Washington Mutual,
              Series 2005-AR13,
              Class A1A2 (1)
              6.114%, 10/25/45                                        1,703,030
 2,331,535  Washington Mutual,
              Series 2006-AR5, Class A1A (1)
              5.654%, 6/25/46                                         2,335,816
   667,559  Washington Mutual,
              Series 2006-AR7, Class 1A (1)
              5.738%, 7/25/46                                           669,984
   223,555  Washington Mutual,
              Series 2006-AR7, Class 2A (1)
              5.738%, 7/25/46                                           224,183
 1,860,870  Wells Fargo Mortgage-Backed
              Securities, Series 2006-AR10,
              Class 5A2 (1)
              5.607%, 7/25/36                                         1,863,459
   519,504  WMALT Mortgage Pass-Through
              Certificates, Series 2005-5,
              Class CB1 (1)
              5.500%, 7/25/35                                           518,709
                                                                ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost $57,660,733)                                     57,328,617
                                                                ---------------
            MORTGAGE-BACKED OBLIGATIONS - 20.3%
   802,816  AAA Trust, Series 2005-1A,
              Class 2A1 (1) (2)
              5.600%, 2/27/35                                           805,122
    84,630  Aames Mortgage Trust,
              Series 2002-2, Class B (4)
              6.770%, 3/25/33                                            84,943
   419,617  Ace Securities, Series 2004-FM1,
              Class M2 (1)
              6.570%, 9/25/33                                           421,325
 1,207,902  Aegis Asset-Backed Securities Trust,
              Series 2005-1, Class 1A2 (1)
              5.570%, 3/25/35                                         1,209,380
 1,753,568  American Home Mortgage Assets,
              Series 2006-3, Class 1A1 (1)
              6.008%, 10/25/46                                        1,753,568
   205,000  Ameriquest Mortgage Securities,
              Series 2003-AR1, Class M3 (1)
              7.648%, 1/25/33                                           205,627


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


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SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MORTGAGE-BACKED OBLIGATIONS - (CONTINUED)
   155,000  Asset-Backed Funding Certificates,
              Series 2003-OPT1, Class M3 (1)
              7.220%, 9/25/32                                           155,529
   157,142  Asset-Backed Securities
              Corporation Home Equity, Series
              2003-HE3, Class M2 (1)
              7.320%, 6/15/33                                           158,131
   937,015  Bayview Commercial Asset Trust,
              Series 2005-3A, Class A1 (1) (2)
              5.640%, 11/25/35                                          940,821
   584,997  CDC Mortgage Capital Trust,
              Series 2003-HE3, Class M2 (1)
              7.070%, 11/25/33                                          589,781
    48,418  Chase Funding Loan Acquisition
              Trust, Series 2003-C1,
              Class 2M1 (1)
              5.970%, 11/25/32                                           48,477
   303,252  Countrywide Alternative Loan
              Trust NIM, Series 2006-OC8N,
              Class N (2)
              7.750%, 2/25/37                                           302,478
   305,000  Countrywide Asset-Backed
              Certificates, Series 2004-5,
              Class M3 (1)
              6.143%, 7/25/34                                           309,160
   136,415  Countrywide Asset-Backed
              Certificates, Series 2006-SP2N,
              Class N (2)
              6.000%, 8/25/37                                           135,597
   879,885  Countrywide Asset-Backed
              Securities, Series 2006-QH1,
              Class A1A (1) (2)
              5.524%, 9/25/36                                           879,876
   938,281  Deutsche Alt-A Securities,
              Series 2006-AB4, Class A1A (1)
              6.005%, 10/25/36                                          938,088
   320,149  First National Loan Corporation
              Trust, Series 2005-1,
              Class M2 (1)
              5.750%, 5/25/35                                           320,578
   123,720  Fremont NIM Trust,
              Series 2005-B (2)
              5.500%, 4/25/35                                           122,638
   352,936  Fremont NIM Trust,
              Series 2006-B (1) (2)
              5.776%, 9/25/11                                           352,936
   460,000  GMAC Mortgage Corporation
              Loan Trust, Series 2004-HE2,
              Class M1 (1)
              3.950%, 10/25/33                                          449,486

Principal
Amount $                                                            Value $
----------                                                      ---------------

    90,255  GMAC Mortgage Corporation
              Loan Trust, Series 2004-HLT1,
              Class A2
              3.870%, 5/25/25                                            89,822
   950,840  Greenpoint Mortgage Funding
              Trust, Series 2006-HE1,
              Class AX (1)
              5.490%, 3/12/37                                           951,551
   280,722  GRMT Mortgage Loan Trust,
              Series 2001-1A, Class A5 (2)
              6.650%, 7/20/31                                           280,016
   144,183  GSAA Home Equity Trust,
              Series 2006-2N (2)
              6.000%, 12/25/35                                          144,236
   305,122  GSAA Home Equity Trust,
              Series 2006-3N, Class N1 (2)
              5.750%, 3/25/36                                           304,360
   373,927  GSAMP Trust, Series 2006-HE4A,
              Class N1 (2)
              5.750%, 6/25/36                                           372,431
    81,581  Home Equity Asset Trust,
              Series 2003-1, Class M3 (1)
              7.420%, 6/25/33                                            81,776
    66,640  Home Equity Asset Trust,
              Series 2003-3, Class B1 (1)
              8.820%, 8/25/33                                            67,131
   201,351  Home Equity Asset Trust,
              Series 2003-5, Class B1 (1)
              8.820%, 12/25/33                                          203,620
 1,005,000  Impac Secured Assets Corporation,
              Series 2006-3, Class A5M (1)
              5.524%, 11/25/36                                        1,004,990
 1,560,638  Indymac Index Mortgage Loan
              Trust, Series 2006-AR13,
              Class A1 (1)
              6.109%, 7/25/36                                         1,567,369
   132,819  Lake Country Mortgage Loan
              Trust, Series 2005-HE1,
              Class A1 (1) (2)
              5.520%, 12/25/32                                          132,819
   410,000  Lake Country Mortgage Loan
              Trust, Series 2005-HE1,
              Class A2 (1) (2)
              5.700%, 12/25/32                                          410,705
   151,748  Master Alternative NIM,
              Series 2006-2, Class N1 (2)
              7.500%, 12/25/35                                          149,093
   524,318  Master Asset National
              Mortgage, Series 2006-6,
              Class N1 (2)
              6.402%, 9/26/46                                           517,239

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


                                       57

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SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MORTGAGE-BACKED OBLIGATIONS - (CONTINUED)
    40,471  Master Asset-Backed Securities
              NIM Trust, Series 2005-C10A,
              Class N1 (2)
              4.750%, 5/26/35                                            40,243
    25,884  Master Asset-Backed Securities
              NIM Trust, Series 2005-CI9A,
              Class N1 (2)
              4.940%, 3/26/35                                            25,833
   108,369  Master Asset-Backed Securities
              NIM Trust,
              Series 2005-OPT1 (1) (2)
              5.420%, 5/26/10                                           108,369
    85,936  Master Asset-Backed Securities
              NIM Trust, Series 2006-C15A,
              Class N1 (2)
              6.280%, 1/26/36                                            85,420
   405,190  Master Asset-Backed Securities
              NIM Trust, Series 2006-CI18,
              Class N1 (2)
              6.500%, 1/26/36                                           401,948
    58,926  Master Asset-Backed Securities
              Trust, Series 2004-WMC3,
              Class A2 (1)
              5.680%, 10/25/34                                           58,993
    31,316  Option One Mortgage Loan Trust,
              Series 2002-3, Class M2 (1)
              7.015%, 8/25/32                                            31,370
    38,836  Option One Mortgage Loan Trust,
              Series 2002-3, Class M3 (1)
              8.095%, 8/25/32                                            38,929
   222,948  Option One Mortgage Loan Trust,
              Series 2003-1, Class M2 (1)
              7.270%, 2/25/33                                           224,482
    96,343  Option One Mortgage Loan Trust,
              Series 2003-3, Class M2 (1)
              6.920%, 6/25/33                                            96,944
   687,903  Provident Bank Home Equity
              Loan Trust, Series 1999-3,
              Class A3 (1)
              5.710%, 1/25/31                                           688,619
    39,662  Residential Asset Securities,
              Series 2002-KS2,
              Class MII3 (1)
              7.120%, 4/25/32                                            39,744
   250,000  Residential Asset Securities,
              Series 2003-KS8,
              Class MII2 (1)
              6.820%, 10/25/33                                          250,937

Principal
Amount $                                                            Value $
----------                                                      ---------------

       221  Residential Asset Securities,
              Series 2005-NT1 (2)
              4.000%, 2/25/35                                               220
   115,548  SB Finance NIM Trust,
              Series 2006-AR6N,
              Class N1 (2)
              6.000%, 8/25/36                                           115,548
   505,293  SB Finance NIM Trust,
              Series 2006-NC1 (2)
              6.500%, 8/25/36                                           505,293
   261,497  Sharps SP I LLC NIM Trust,
              Series 2005-AS1N,
              Class NA (2)
              7.380%, 9/25/35                                           258,882
    59,751  Sharps SP I LLC NIM Trust,
              Series 2005-HE4N, Class N (2)
              5.250%, 7/25/35                                            51,951
    64,708  Sharps SP I LLC NIM Trust,
              Series 2005-HE6N, Class N (2)
              7.250%, 10/25/35                                           60,179
   157,781  Sharps SP I LLC NIM Trust,
              Series 2006-HE2M,
              Class NA (2)
              6.150%, 5/25/36                                           155,414
   285,561  Sharps SP I LLC NIM Trust,
              Series 2006-HE3, Class NA (2)
              6.400%, 6/25/36                                           284,133
   221,106  Soundview Home Equity Loan
              Trust, Series 2003-2,
              Class A2 (1)
              5.980%, 11/25/33                                          222,894
 1,300,000  Soundview Home Equity Loan
              Trust, Series 2006-WF1,
              Class A2
              5.645%, 10/25/36                                        1,300,000
   290,343  Structured Asset Investment Loan
              NIM Trust, Series 2006-4A,
              Class A (2)
              6.750%, 7/27/36                                           289,345
   447,608  Terwin Mortgage Trust,
              Series 2006-4SL,
              Class A1 (1) (2)
              4.500%, 5/25/37                                           443,692
                                                                ---------------
            TOTAL MORTGAGE-BACKED
              OBLIGATIONS
              (Cost $22,291,717)                                     22,240,081
                                                                ---------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


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SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            U.S. GOVERNMENT MORTGAGE-BACKED
              OBLIGATIONS - 12.0%
 1,022,543  FHLMC (1)
              4.018%, 10/01/35                                        1,020,374
            FNMA (1)
 5,119,406    7.186%, 7/01/36                                         5,253,944
   729,071    7.184%, 4/01/36                                           754,724
   926,524    7.034%, 10/01/36                                          950,067
   691,741    7.021%, 9/01/36                                           708,425
   214,204    6.773%, 8/01/36                                           219,594
 1,855,173    6.740%, 10/01/35                                        1,908,792
 1,635,786    6.729%, 11/01/35                                        1,683,064
   605,000    3.567%, 10/01/36                                          625,044
                                                                ---------------
            TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
              (Cost $13,127,067)                                     13,124,028
                                                                ---------------
            ASSET-BACKED SECURITIES - 8.7%
    86,172  Amortizing Residential Collateral
              Trust, Series 2002-BC1,
              Class M1 (1)
              6.170%, 1/25/32                                            86,497
    80,225  Amortizing Residential Collateral
              Trust, Series 2002-BC10,
              Class M2 (1)
              9.070%, 1/25/33                                            80,385
   226,343  Amortizing Residential
              Collateral Trust,
              Series 2002-BC2, Class M1 (1)
              6.070%, 5/25/32                                           226,697
    50,964  Amortizing Residential
              Collateral Trust,
              Series 2002-BC4, Class M3 (1)
              7.220%, 7/25/32                                            50,936
    46,210  Amortizing Residential Collateral
              Trust, Series 2002-BC8,
              Class M3 (1)
              7.320%, 11/25/32                                           46,277
   444,820  Aspen Funding I, Ltd.,
              Series 2002-1A,
              Class A1L (1) (2)
              5.970%, 7/10/37                                           445,098
    28,898  Countrywide Asset-Backed
              Certificates, Series 2003-1,
              Class B (1)
              7.751%, 9/25/32                                            28,979
   440,321  Countrywide Asset-Backed
              Certificates, Series 2003-1,
              Class M1 (1)
              6.070%, 4/25/33                                           443,146

Principal
Amount $                                                            Value $
----------                                                      ---------------

   109,095  Countrywide Asset-Backed
              Certificates, Series 2003-3,
              Class 3A (1)
              5.590%, 11/25/33                                          109,208
   453,111  Countrywide Asset-Backed
              Certificates, Series 2004-11,
              Class A2 (1)
              5.700%, 3/25/33                                           453,780
   185,055  Countrywide Asset-Backed
              Certificates, Series 2004-SD3,
              Class A2 (1) (2)
              5.870%, 9/25/34                                           186,417
    37,511  Countrywide Asset-Backed
              Certificates, Series 2005-2N,
              Class N (2)
              4.500%, 8/25/36                                            36,962
   480,000  Countrywide Asset-Backed
              Certificates, Series 2005-5,
              Class M4 (1)
              6.120%, 10/25/35                                          483,495
   228,048  Countrywide Asset-Backed
              Certificates, Series 2005-9N,
              Class N (2)
              5.500%, 10/25/36                                          226,214
   161,234  Countrywide Asset-Backed
              Certificates,
              Series 2005-AB5N (2)
              6.000%, 12/29/36                                          159,672
 1,212,924  Countrywide Asset-Backed
              Certificates, Series 2006-SD2,
              Class 1A1 (1) (2)
              5.670%, 11/25/36                                        1,217,094
   492,538  Countrywide Home Equity Loan
              Trust, Series 2003-C,
              Class A (1)
              5.590%, 5/15/29                                           493,736
   434,537  Credit Suisse First Boston
              Mortgage Securities,
              Series 2005-AGE1,
              Class A1 (1)
              5.460%, 2/25/32                                           434,885
   354,845  Fieldstone Mortgage Investment,
              Series 2005-1, Class 1A2 (1)
              5.610%, 3/25/35                                           355,260
   145,739  Finance America Mortgage
              Loan Trust, Series 2004-3,
              Class 2A1 (1)
              5.690%, 11/25/34                                          146,410
    29,507  First Franklin Mortgage Loan,
              Series 2003-FF1,
              Class M3F (4)
              5.592%, 3/25/33                                            29,371

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


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SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            ASSET-BACKED SECURITIES - (CONTINUED)
   215,000  Freemont Home Loan Trust,
              Series 2004-1, Class M4 (1)
              6.270%, 2/25/34                                           215,739
    44,908  GSAMP Trust,
              Series 2004-WFN (2)
              5.000%, 10/25/34                                           44,725
    47,372  Long Beach Asset Holdings,
              Series 2005-2, Class N1 (2)
              4.150%, 4/25/35                                            46,899
   140,127  Long Beach Asset Holdings,
              Series 2005-WL1, Class N1 (2)
              5.193%, 6/25/45                                           139,360
   119,702  Park Place Securities,
              Series 2005-WHQ2,
              Class A2B (1)
              5.470%, 5/25/35                                           119,790
   312,053  RAAC, Series 2005-RP1,
              Class A (1) (2)
              5.660%, 7/25/37                                           312,386
   232,361  RAAC, Series 2005-RP3,
              Class A1 (1) (2)
              5.550%, 5/25/39                                           232,507
    70,020  Residential Asset Mortgage
              Products, Series 2005-RS4,
              Class A1 (1)
              5.420%, 4/25/35                                            70,069
   650,391  Saco I Trust, Series 2005-2,
              Class A (1) (2)
              5.520%, 4/25/35                                           650,717
   129,643  Saco I Trust, Series 2005-3,
              Class A (1)
              5.550%, 7/25/35                                           129,781
    91,589  Structured Asset Investment
              Loan Trust, Series 2003-BC1,
              Class M2 (1)
              7.170%, 1/25/33                                            91,804
   388,000  Structured Asset Investment
              Loan Trust, Series 2003-BC11,
              Class M4 (1)
              8.320%, 10/25/33                                          392,712
   170,000  Structured Asset Investment
              Loan Trust, Series 2003-BC11,
              Class M5 (1)
              8.320%, 10/25/33                                          171,512
   160,000  Structured Asset Investment
              Loan Trust, Series 2003-BC2,
              Class M1 (1)
              6.240%, 4/25/33                                           160,243

Principal
Amount $                                                            Value $
----------                                                      ---------------

   160,000  Structured Asset Investment
              Loan Trust, Series 2003-BC7,
              Class M1 (1)
              6.070%, 7/25/33                                           160,626
   280,000  Structured Asset Investment
              Loan Trust, Series 2004-1,
              Class M4 (1)
              8.070%, 2/25/34                                           283,371
   587,036  Wachovia Loan Trust,
              Series 2005-SD1,
              Class A (1) (2)
              5.680%, 5/25/35                                           587,727
                                                                ---------------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $9,547,668)                                       9,550,487
                                                                ---------------
            COMMERCIAL PAPER - 3.7%
 4,000,000  Toyota Motor Credit (5)
              5.235%, 11/02/06                                        3,999,419
                                                                ---------------
            TOTAL COMMERCIAL PAPER
              (Cost $3,999,419)                                       3,999,419
                                                                ---------------
            CORPORATE OBLIGATIONS - 1.3%
 1,105,259  Lehman XS Trust,
              Series 2006-12N, A1A1 (1)
              5.400%, 8/25/46                                         1,106,173
   300,000  Twin Reefs Pass-Through (1) (2)
              6.320%, 12/10/09                                          300,542
                                                                ---------------
            TOTAL CORPORATE OBLIGATIONS
              (Cost $1,405,379)                                       1,406,715
                                                                ---------------
            SHORT-TERM INVESTMENT - 1.3%
 1,450,734  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                   1,450,734
                                                                ---------------
            TOTAL SHORT-TERM INVESTMENT
              (Cost $1,450,734)                                       1,450,734
                                                                ---------------
            TOTAL INVESTMENTS - 99.6%
              (Cost $109,482,717)                                   109,100,081
                                                                ---------------
            OTHER ASSETS LESS LIABILITIES - 0.4%                        439,586
                                                                ---------------
            NET ASSETS - 100.0%                                 $   109,539,667
                                                                ===============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006


(1)   Variable Rate Security -- Rate disclosed is as of October 31, 2006.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2006, the value of these securities amounted to $16,467,892, representing 15.0% of the net assets of the Fund.
(3) Security considered illiquid. On October 31, 2006, the value of these securities amounted to $216,184, representing 0.2% of the net assets of the Fund.
(4) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2006.
(5) The rate shown represents the security's effective yield at time of purchase.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
IO -- Interest Only Security -- principal amount represents notional amount.
LLC -- Limited Liability Company
Ltd. -- Limited
NIM -- Net Interest Margin





The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

      Principal
      Amount (a)                                                    Value $
      ----------                                                ---------------

                   U.S. GOVERNMENT
                   MORTGAGE-BACKED
                   OBLIGATIONS - 81.5%
       4,835,000   FHLMC Gold TBA
                     5.500%, 11/15/36                                 4,780,607
       4,500,000   FNMA TBA
                     6.000%, 11/25/36                                 4,526,721
       7,200,000   FNMA (4)
                     5.051%, 11/10/06                                 7,190,863
                                                                ---------------
                   TOTAL U.S.
                     GOVERNMENT
                     MORTGAGE-BACKED
                     OBLIGATIONS
                     (Cost $16,448,996)                              16,498,191
                                                                ---------------
                   FOREIGN
                   BONDS - 22.2%
         100,000   Export Import Bank
                     of Ukraine
                     7.650%, 9/07/11                                    101,100
JPY   33,000,000   Japan Series 282
                     1.700%, 9/20/16                                    281,969
         100,000   Majapahit Holding
                     7.250%, 10/17/11                                   101,450
EUR      125,000   NXP Funding LLC (1)
                     6.214%, 10/15/13                                   160,920
         115,000   Republic of Argentina
                     Series V
                     7.000%, 3/28/11                                    112,631
EUR       50,000   Russian Standard
                     Bank Finance
                     6.825%, 9/16/09                                     64,119
                   United Kingdom
                     Treasury Bonds
GBP      305,000     4.250%, 3/07/36                                    607,243
GBP    1,420,000     4.000%, 9/07/16                                  2,600,696
MXP    3,700,000   United Mexican States
                     10.000%, 12/05/24                                  404,190
EUR       50,000   Vinci (1)
                     6.250%, 2/28/49                                     62,524
                                                                ---------------
                   TOTAL FOREIGN
                     BONDS
                     (Cost $4,365,963)                                4,496,842
                                                                ---------------
                   U.S. TREASURY
                   OBLIGATIONS - 21.6%
       1,068,000   U.S. Treasury Bill (3) (4)
                     4.661%, 12/14/06                                 1,061,768
       3,145,000   U.S. Treasury Bond (4)
                     5.125%, 5/15/16                                  3,269,325
          45,000   U.S. Treasury Note (4)
                     4.875%, 8/15/16                                     45,935
                                                                ---------------
                   TOTAL U.S.
                     TREASURY
                     OBLIGATIONS
                     (Cost $4,310,528)                                4,377,028
                                                                ---------------

      Principal
      Amount (a)                                                    Value $
      ----------                                                ---------------

                   CORPORATE
                   OBLIGATIONS - 14.6%
          50,000   AGY Holdings (2) (4)
                     11.000%, 11/15/14                                   50,500
          25,000   Ahern Rentals (4)
                     9.250%, 8/15/13                                     25,813
          25,000   Allied Waste North America (4)
                     7.250%, 3/15/15                                     25,125
         100,000   Ameriqual Group LLC (2) (4)
                     9.500%, 4/01/12                                    104,500
          75,000   Avnet (4)
                     6.625%, 9/15/16                                     77,123
          10,000   Berry Petroleum (4)
                     8.250%, 11/01/16                                    10,075
          75,000   Berry Plastics Holding (1) (2) (4)
                     9.265%, 9/15/14                                     76,219
          25,000   Broadview Networks
                     Holdings (2) (4)
                     11.375%, 9/01/12                                    26,063
          15,000   Buffets (2) (4) (5)
                     12.500%, 11/01/14                                   15,150
          75,000   Capano Energy LLC (4)
                     8.125%, 3/01/16                                     76,687
          25,000   Case Equipment (4)
                     7.250%, 1/15/16                                     25,281
          10,000   CBD Media Holdings (4)
                     9.250%, 7/15/12                                     10,013
          30,000   CCH I Capital LLC (4)
                     11.000%, 10/01/15                                   29,062
          25,000   Citizens Communications (4)
                     9.000%, 8/15/31                                     27,281
          20,000   Corrections Corp. of
                     America (4)
                     6.250%, 3/15/13                                     19,600
          35,000   CRC Health (4)
                     10.750%, 2/01/16                                    36,750
          30,000   Cricket Communications I (2) (4)
                     9.375%, 11/01/14                                    30,750
          25,000   Echostar DBS (2) (4)
                     7.000%, 10/01/13                                    24,906
          50,000   Echostar DBS (4)
                     6.375%, 10/01/11                                    49,625
          50,000   Enterprise Products
                     Operations (4)
                     8.375%, 8/01/66                                     53,826
          10,000   Felcor Lodging LP
                     REIT (1) (2) (4)
                     7.275%, 12/01/11                                     9,975
          50,000   Ford Motor Credit (4)
                     9.875%, 8/10/11                                     51,715
         150,000   FTI Consulting (2) (4)
                     7.750%, 10/01/16                                   154,125
         100,000   Galaxy Entertainment (2) (4)
                     9.875%, 12/15/12                                   106,250
          25,000   General Motors (4)
                     7.200%, 1/15/11                                     23,438

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

      Principal
      Amount (a)                                                    Value $
      ----------                                                ---------------

                   CORPORATE
                   OBLIGATIONS - (CONTINUED)
          35,000   Hexion US Finance (2) (4) (5)
                     9.750%, 11/15/14                                    35,087
          10,000   Host Hotels & Resorts
                     REIT (2) (4) (5)
                     6.875%, 11/01/14                                    10,088
          75,000   Ineos Group Holding (2) (4)
                     8.500%, 2/15/16                                     72,562
         100,000   Intelsat (1) (2) (4)
                     11.640%, 6/15/13                                   106,500
          50,000   Lyondell Chemical (4)
                     8.000%, 9/15/14                                     51,375
         150,000   MarkWest Energy
                     Partners (2) (4)
                     8.500%, 7/15/16                                    151,875
          75,000   McLeodusa (2) (4)
                     10.500%, 10/01/11                                   76,125
          25,000   Mediacom Broadband
                     LLC (2) (4)
                     8.500%, 10/15/15                                    25,094
          15,000   Mediacom LLC (4)
                     9.500%, 1/15/13                                     15,469
          20,000   Michaels Stores (2) (4)
                     10.000%, 11/01/14                                   20,125
          25,000   Mohegan Tribal Gaming (4)
                     7.125%, 8/15/14                                     25,344
          20,000   Montpelier Re Holdings (4)
                     6.125%, 8/15/13                                     19,443
         100,000   MTR Gaming Group (2) (4)
                     9.000%, 6/01/12                                    101,875
          25,000   Neff Rental (2) (4)
                     11.250%, 6/15/12                                    27,187
          25,000   Nevada Power Series O (4)
                     6.500%, 5/15/18                                     26,243
          15,000   Peabody Energy (4)
                     7.375%, 11/01/16                                    15,675
          75,000   PNA Group (2) (4)
                     10.750%, 9/01/16                                    77,625
          75,000   PolyOne (4)
                     8.875%, 5/01/12                                     76,500
          15,000   Qwest (2) (4)
                     7.500%, 10/01/14                                    15,788
          50,000   Qwest (4)
                     7.625%, 6/15/15                                     52,875
          45,000   Seagate Technology Holding (4)
                     6.800%, 10/01/16                                    44,662
          10,000   Southern Union (4)
                     7.200%, 11/01/66                                    10,146
          75,000   Sunstate Equipment (2) (4)
                     10.500%, 4/01/13                                    78,750
          35,000   The Restaurant (4)
                     10.000%, 10/01/13                                   33,162
         150,000   United Rentals (4)
                     7.750%, 11/15/13                                   150,375

      Principal
      Amount (a)                                                    Value $
      ----------                                                ---------------

         250,000   Vanguard Health Holding II (4)
                     9.000%, 10/01/14                                   243,125
          25,000   Ventas Realty LP (4)
                     7.125%, 6/01/15                                     25,844
          40,000   Vitamin Shoppe (1) (4)
                     12.905%, 11/15/12                                   40,800
         100,000   Windstream (2) (4)
                     8.125%, 8/01/13                                    107,250
          50,000   WMG Acqusition (4)
                     7.375%, 4/15/14                                     49,125
          25,000   Xerox (4)
                     6.750%, 2/01/17                                     25,563
                                                                ---------------
                   TOTAL CORPORATE
                     OBLIGATIONS
                     (Cost $2,909,781)                                2,951,509
                                                                ---------------
                   MORTGAGE-BACKED
                   OBLIGATIONS - 3.5%
          55,000   Ameriquest Mortgage
                     Securities, Series 2003-11,
                     Class M6 (1) (4)
                     9.070%, 1/25/34                                     53,207
          79,555   Banc of America Funding
                     Corporation,
                     Series 2006-1N,
                     Class N1 (2) (4)
                     7.750%, 10/20/36                                    78,555
         111,970   Countrywide Alternative
                     Loan Trust NIM,
                     Series 2006-OC8N,
                     Class N (2) (4)
                     7.750%, 2/25/37                                    111,684
          40,122   Countrywide Asset-Backed
                     Certificates,
                     Series 2006-SP2N,
                     Class N (2) (4)
                     6.000%, 8/25/37                                     39,881
         100,000   Gracechurch Card PLC,
                     Series 2006-A, Class A1 (1)
                     5.790%, 10/15/12                                   127,939
         117,282   GSAA Home Equity Trust,
                     Series 2006-6N,
                     Class N1 (2) (4)
                     5.750%, 7/26/36                                    116,695
          17,126   Meritage Mortgage Loan Trust,
                     Series 2004-1,
                     Class B1 (1) (2) (4)
                     8.830%, 7/25/34                                     16,657
          13,664   New Century Home Equity
                     Loan Trust, Series 2003-3,
                     Class M5 (1) (4)
                     7.827%, 7/25/33                                     13,819
          65,000   Park Place Securities,
                     Series 2004-WCW1,
                     Class N8 (1) (4)
                     8.830%, 9/25/34                                     66,515

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

      Principal
      Amount (a)                                                    Value $
      ----------                                                ---------------

                   MORTGAGE-BACKED
                   OBLIGATIONS - (CONTINUED)
          82,905   Sharps SP I LLC NIM Trust,
                     Series 2006-HE3,
                     Class NA (2) (4)
                     6.400%, 6/25/36                                     82,490
                                                                ---------------
                   TOTAL MORTGAGE-
                     BACKED
                     OBLIGATIONS
                     (Cost $703,789)                                    707,442
                                                                ---------------
                   SHORT-TERM
                   INVESTMENT - 1.3%
         263,514   JPMorgan Chase Bank, N.A.
                     Time Deposit (Nassau),
                     4.79%                                              263,514
                                                                ---------------
                   TOTAL SHORT-TERM
                     INVESTMENT
                     (Cost $263,514)                                    263,514
                                                                ---------------
                   TOTAL
                     INVESTMENTS - 144.7%
                     (Cost $29,002,571)                              29,294,526
                                                                ---------------
                   OTHER ASSETS LESS
                     LIABILITIES - (44.7)%                           (9,046,416)
                                                                ---------------
                   NET ASSETS - 100.0%                          $    20,248,110
                                                                ===============

(a)   Principal amount denominated in U.S. dollars unless otherwise indicated.
(1)   Variable Rate Security -- Rate disclosed is as of October 31, 2006.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2006, the value of these securities amounted to $1,950,331, representing 9.6% of the net assets of the Fund.
(3) The rate shown represents the security's effective yield at time of purchase.
(4) Security, or portion of security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.
(5)   Security purchased on a when-issued basis.
EUR -- Euro
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
JPY -- Japanese Yen
LLC -- Limited Liability Company
LP -- Limited Partnership
MXP -- Mexican Peso
NIM -- Net Interest Margin
PLC -- Public Limited Company
REIT -- Real Estate Investment Trust
TBA -- To be announced

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of October 31, 2006:

                                                                    NET
                       NUMBER                                   UNREALIZED
                         OF                      EXPIRATION    APPRECIATION
                     CONTRACTS       VALUE          DATE      (DEPRECIATION)
----------------------------------------------------------------------------
LONG:
   Japan
      10 Year Bond       1         $ 1,149,991       Dec-06      $  6,942
                                                                 --------
SHORT:
   Euro-Bund             1             150,361       Dec-06          (670)
   Euro-Schatz           1             132,597       Dec-06            38
   U.S. Treasury
      2 Year Note       76          15,534,875       Dec-06       (27,655)
   U.S. Treasury
      5 Year Note       86           9,079,970       Dec-06       (55,709)
   U.S. Treasury
      10 Year Note      47           5,086,281       Dec-06       (14,156)
                                                                 --------
                                                                  (98,152)
                                                                 --------
                                                                 $(91,210)
                                                                 ========

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund had the following forward foreign currency contracts outstanding at October 31, 2006:

                                                NET
                                             UNDERLYING         UNREALIZED
CONTRACT                                    FACE AMOUNT        APPRECIATION
DATE             CURRENCY      UNITS          OF VALUE        (DEPRECIATION)
----------------------------------------------------------------------------
11/24/06           EUR          118,484      $   151,400         $  2,432
1/11/07            EUR        2,095,000        2,683,273           22,874
1/11/07            EUR       (2,535,024)      (3,246,855)         (36,855)
1/11/07            GBP       (1,685,235)      (3,216,036)         (38,505)
1/11/07            JPY      (32,750,000)        (282,856)          (6,017)
                                                                 --------
                                                                 $(56,071)
                                                                 ========



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

A summary of the outstanding Credit Default Swap agreements held by the Fund at October 31, 2006 is as follows:

                                                                                                               SWAP
                                                                                  EXPIRATION     NOTIONAL    CONTRACTS
DESCRIPTION                                                                          DATE         AMOUNT     AT VALUE
-----------------------------------------------------------------------------------------------------------------------
Fund pays quarterly 0.095% (0.38% per annum) times notional amount of
   Altadis Finance 5.125% 10/2/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                      9/20/11    EUR 100,000   $   (742)

Fund receives quarterly payment of 0.0825% (0.33% per annum) times notional amount of Bayer AG 6.00% 4/10/12. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                      9/20/11    EUR 100,000        517

Fund pays quarterly 0.87479% (3.49916% per annum) times notional amount of
   CDX HY Index Series 6. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                  6/20/11    $    25,000       (688)

Fund pays quarterly 0.86229% (3.44916% per annum) times notional amount of
   CDX HY Index Series 6. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                  6/20/11    $    25,000       (687)

Fund receives quarterly 0.78943% (3.1577% per annum) times notional amount of CDX HY Index Series 7. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                 12/20/11    $   200,000      3,740

Fund receives quarterly 0.25344% (1.01375% per annum) times notional amount of CDX HY Index Series 7. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                 12/20/11    $   985,000     15,956

Fund receives quarterly payment of 0.08375% (0.335% per annum) times notional amount of Comcast Cable 7.125% 6/15/13. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined
   deliverable obligation. (Counterparty: Lehman Brothers)                          9/20/11    $   100,000        384

Fund pays quarterly 0.43% (1.72% per annum) times notional amount of
   Echostar DBS Corp. 6.625% 10/1/14. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                     12/20/11    $    50,000       (264)

Fund pays quarterly 0.35% (1.40% per annum) times notional amount of EMI
   Group PLC 8.625% 10/15/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                 12/20/11    EUR 50,000        (155)

Fund receives quarterly payment of 1.875% (7.50% per annum) times notional amount of Ford Motor Company 7.45% 7/16/31. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                      9/20/11    $    25,000      1,691

Fund pays quarterly 0.0925% (0.37% per annum) times notional amount of
   Gannett Co., Inc. 6.375% 4/1/12. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                      9/20/11    $   100,000        264

Fund receives quarterly 1.70% (6.80% per annum) times notional amount of
   General Motors 7.125% 7/15/13. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: JP Morgan)                                                        9/20/11    $    25,000      2,304

Fund pays quarterly 0.11% (0.44% per annum) times notional amount of Kroger
   Co. 5.50% 2/1/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty:
   Lehman Brothers)                                                                12/20/11    $   100,000       (246)

Fund pays quarterly 0.1025% (0.41% per annum) times notional amount of
   Michelin Finance 6.125% 4/16/09. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                      9/20/11    EUR 100,000       (701)

Fund receives quarterly payment of 0.06% (0.24% per annum) times notional amount of NGG Finance PLC 6.125% 8/23/11. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                      9/20/11    EUR 100,000         (7)

Fund pays quarterly 0.04% (0.16% per annum) times notional amount of Pitney
   Bowes Inc. 4.625% 10/1/12. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: JP Morgan)                                                        9/20/11    $   100,000       (137)

Fund receives semi-annually 1.135% (2.27% per annum) times notional amount of Republic of Argentina 8.28% 12/31/33. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: JP Morgan)                                           11/20/11    $   220,000        (74)

Fund receives semi-annually 0.68% (1.36% per annum) times notional amount of
   Republic of Colombia 10.375% 1/28/33. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                     10/20/11    $   100,000        675

Fund receives semi-annually 0.665% (1.33% per annum) times notional amount of Republic of Colombia 10.375% 1/28/33. Upon a defined credit event the
   Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: Lehman Brothers)                                     10/20/11    $   100,000        898

Fund pays semi-annually 0.385% (0.77% per annum) times notional amount of
   Republic of Turkey 11.875% 1/15/30. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable
   obligation. (Counterparty: JP Morgan)                                           10/20/08    $   222,000       (691)


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER STRATEGIC BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

A summary of the outstanding Credit Default Swap agreements held by the Fund at October 31, 2006 (CONTINUED):

                                                                                                               SWAP
                                                                                  EXPIRATION     NOTIONAL    CONTRACTS
DESCRIPTION                                                                          DATE         AMOUNT     AT VALUE
-----------------------------------------------------------------------------------------------------------------------
Fund receives semi-annually 1.00% (2.00% per annum) times notional amount of
   Republic of Turkey 11.875% 1/15/30. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable
   obligation. (Counterparty: JP Morgan)                                           10/20/11    $   100,000   $  1,773

Fund receives quarterly 0.13% (0.52% per annum) times notional amount of
   Safeway Inc. 5.80% 8/15/12. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                 12/20/11    $   100,000        693

Fund pays quarterly 0.12% (0.48% per annum) times notional amount of Swiss
   Re Capital 6.854% 5/25/16. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                 12/20/11    $   100,000     (1,892)

Fund pays quarterly 0.22% (0.88% per annum) times notional amount of Valeo
   2.375% 1/1/11. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: JP Morgan)                                                       12/20/11    EUR 50,000        (305)

Fund receives quarterly 0.15% (0.60% per annum) times notional amount of ZFS
   Finance USA Trust. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation.
   (Counterparty: Lehman Brothers)                                                 12/20/11    $   100,000        260
                                                                                                             --------
                                                                                                             $ 22,566
                                                                                                             ========




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            U.S. GOVERNMENT
            MORTGAGE-BACKED
            OBLIGATIONS - 39.8%
            FHLMC Gold
    37,579    6.000%, 12/01/28                                           38,057
 1,662,038    5.500%, 12/01/34                                        1,646,654
   737,597    5.000%, 7/01/33                                           714,498
   864,043    5.000%, 8/01/33                                           836,983
   364,670    4.500%, 3/01/19                                           352,644
            FHLMC Gold TBA
   445,000    5.500%, 11/15/36                                          439,994
            FNMA
    28,645    7.500%, 12/01/29                                           29,922
     4,259    7.000%, 12/01/10                                            4,297
    41,354    6.000%, 12/01/28                                           41,844
    30,025    6.000%, 12/01/28                                           30,381
   480,042    5.500%, 7/01/34                                           475,230
 1,800,000    5.051%, 11/10/06                                        1,797,716
   118,692    4.500%, 10/01/33                                          111,737
   125,000    4.250%, 5/15/09                                           123,253
            FNMA TBA
 1,880,000    6.000%, 11/25/36                                        1,891,163
            FNMA, Series 2004-35, Class AJ
   111,851    4.500%, 1/25/20                                           110,595
            GNMA
    42,665    8.000%, 11/15/17                                           44,872
     1,389    8.000%, 6/15/26                                             1,473
    86,276    5.500%, 1/15/34                                            85,972
   312,883    5.500%, 9/20/34                                           310,805
                                                                  -------------
            TOTAL U.S. GOVERNMENT
              MORTGAGE-BACKED
              OBLIGATIONS
              (Cost $9,112,232)                                       9,088,090
                                                                  -------------
            U.S. TREASURY
            OBLIGATIONS - 24.9%
            U.S. Treasury Bonds (5)
    65,000    5.375%, 2/15/31                                            70,591
   170,000    4.500%, 2/15/36                                           164,076
            U.S. Treasury Notes (5)
 2,030,000    5.000%, 7/31/08                                         2,039,200
    75,000    4.875%, 8/31/08                                            75,208
   710,000    4.875%, 8/15/16                                           724,977
    45,000    4.625%, 9/30/08                                            44,942
 2,215,000    4.625%, 8/31/11                                         2,220,019
   360,000    4.500%, 9/30/11                                           358,861
                                                                  -------------
            TOTAL U.S. TREASURY
              OBLIGATIONS
              (Cost $5,665,452)                                       5,697,874
                                                                  -------------

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            CORPORATE
            OBLIGATIONS - 19.2%
   100,000  American General Finance MTN (5)
              5.750%, 9/15/16                                           101,561
   200,000  American International Group (5)
              5.050%, 10/01/15                                          195,758
    45,000  Assured Guaranty (5)
              7.000%, 6/01/34                                            50,599
   115,000  AT&T (5)
              4.125%, 9/15/09                                           111,690
   150,000  Bank of America (5)
              5.375%, 8/15/11                                           151,719
    75,000  Cadbury Schweppes Finance (1) (5)
              5.125%, 10/01/13                                           72,967
    85,000  Cardinal Health (5)
              5.850%, 12/15/17                                           84,959
   100,000  Caterpillar (5)
              5.700%, 8/15/16                                           102,360
   160,000  Cisco Systems (5)
              5.500%, 2/22/16                                           162,137
    40,000  CIT Group (5)
              6.000%, 4/01/36                                            39,512
    85,000  Citigroup (5)
              5.850%, 12/11/34                                           86,830
   125,000  Codelco (1) (2) (5)
              6.150%, 10/24/36                                          128,652
    50,000  Corp. Andina de Fomento (5)
              5.750%, 1/12/17                                            51,620
    95,000  Credit Suisse USA (5)
              5.500%, 8/16/11                                            96,285
            CSX (5)
    60,000    7.950%, 5/01/27                                            75,057
    50,000    6.000%, 10/01/36                                           51,155
    45,000  Dime Capital Trust I, Series A (5)
              9.330%, 5/06/27                                            47,877
    50,000  DNA Finance (5)
              5.250%, 7/15/35                                            47,477
   160,000  GATX Financial (5)
              5.125%, 4/15/10                                           158,364
   215,000  General Electric Capital MTN,
              Series A (5)
              6.750%, 3/15/32                                           249,062
    95,000  Goldman Sachs Group (5)
              6.450%, 5/01/36                                           100,198
    40,000  Goldman Sachs Group LP (5)
              5.000%, 10/01/14                                           38,933
    85,000  Goodrich (5)
              6.800%, 7/01/36                                            90,963
    50,000  Halliburton (5)
              8.750%, 2/15/21                                            63,422


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            CORPORATE
            OBLIGATIONS - (CONTINUED)
    60,000  Host Hotels & Resorts
              REIT (1) (4) (5)
              6.875%, 11/01/14                                           60,525
   100,000  HSBC Finance (5)
              5.500%, 1/19/16                                           100,667
    55,000  JetBlue Airways (2) (5)
              5.810%, 3/15/14                                            54,284
    40,000  JPMorgan Capital Trust I (5)
              7.540%, 1/15/27                                            41,499
    10,000  JPMorgan Chase (5)
              4.750%, 3/01/15                                             9,545
   135,000  Kaupthing Bank (1) (5)
              5.750%, 10/04/11                                          135,090
    70,000  Korea Development Bank (5)
              3.875%, 3/02/09                                            67,885
    70,000  Kraft Foods (5)
              5.625%, 11/01/11                                           71,002
            Lehman Brothers Holdings (5)
    60,000    5.750%, 1/03/17                                            60,838
    65,000    4.500%, 7/26/10                                            63,272
    75,000  Midamerican Energy (5)
              5.750%, 11/01/35                                           75,052
    50,000  Montpelier Re Holdings (5)
              6.125%, 8/15/13                                            48,608
    60,000  Nexen (5)
              5.875%, 3/10/35                                            57,599
    85,000  Odyssey Re Holdings (5)
              7.650%, 11/01/13                                           87,659
    40,000  Owens Corning (1) (5)
              6.500%, 12/01/16                                           40,750
    40,000  Principal Financial Group (5)
              6.050%, 10/15/36                                           41,441
    65,000  Progress Energy (5)
              7.100%, 3/01/11                                            69,665
            Royal Bank of Scotland (5)
    35,000    9.118%, 3/31/49                                            39,007
    65,000    5.000%, 10/01/14                                           63,541
    30,000  Shinhan Bank (2) (5)
              5.663%, 3/02/35                                            28,292
    70,000  Simon Property Group LP (5)
              5.600%, 9/01/11                                            70,852
    35,000  SunTrust Preferred Capital I (2) (5)
              5.853%, 12/15/11                                           35,320
   125,000  Taqa Abu Dhabi National (1) (5)
              6.500%, 10/27/36                                          131,043
   100,000  UBS AG Stamford Connecticut (5)
              5.875%, 7/15/16                                           103,231
    65,000  UBS Preferred Funding Trust I (2) (5)
              8.622%, 10/29/49                                           72,331

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

   100,000  Unicredito Luxemburg
              Finance (1) (2) (5)
              5.584%, 1/13/17                                           101,030
    60,000  Walt Disney (5)
              5.625%, 9/15/16                                            60,811
   250,000  Wells Fargo Bank (5)
              4.750%, 2/09/15                                           240,406
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $4,338,901)                                       4,390,402
                                                                  -------------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS - 14.7%
   115,779  American Home Mortgage
              Investment Trust,
              Series 2005-1, Class 1A1 (2)
              5.540%, 6/25/45                                           116,192
   440,000  Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-PWR3,
              Class A4
              4.715%, 2/11/41                                           426,485
   395,000  Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T18, Class A4 (2)
              4.933%, 2/13/42                                           386,243
    55,571  Citigroup Mortgage Loan Trust,
              Series 2003-1, Class WA2
              6.500%, 10/25/33                                           56,231
   280,300  Citigroup Mortgage Loan Trust,
              Series 2003-UP3, Class A2
              7.000%, 9/25/33                                           287,728
   201,940  Citigroup Mortgage Loan Trust,
              Series 2005-1, Class 3A1
              6.500%, 4/25/35                                           205,827
   673,963  Countrywide Alternative Loan
              Trust, Series 2005-65CB,
              Class 1A7
              5.500%, 1/25/36                                           673,931
   215,000  Morgan Stanley Capital I,
              Series 2003-T11, Class A3
              4.850%, 6/13/41                                           212,293
   825,000  Morgan Stanley Capital I,
              Series 2004-T15, Class A4 (2)
              5.270%, 6/13/41                                           824,494
   160,000  Morgan Stanley Dean Witter
              Capital I, Series 2002-TOP7,
              Class A2
              5.980%, 1/15/39                                           165,864


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

            COLLATERALIZED MORTGAGE
            OBLIGATIONS - (CONTINUED)
     6,074  Salomon Brothers Mortgage
              Securities VII,
              Series 2001-CPB1,
              Class A (2)
              6.830%, 12/25/30                                            6,060
                                                                  -------------
            TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (Cost $3,376,919)                                       3,361,348
                                                                  -------------
            MORTGAGE-BACKED
            OBLIGATIONS - 6.7%
    25,000  Asset-Backed Funding Certificates,
              Series 2004-OPT5,
              Class M2 (2)
              6.770%, 12/25/33                                           25,247
   255,000  Citibank Credit Card Issuance
              Trust, Series 2004-A1,
              Class A1
              2.550%, 1/20/09                                           253,617
    12,129  Fremont NIM Trust,
              Series 2005-B (1)
              5.500%, 4/25/35                                            12,023
    14,924  GMAC Mortgage Corporation
              Loan Trust, Series 2004-HLT1,
              Class A2
              3.870%, 5/25/25                                            14,853
     4,363  Home Equity Asset Trust,
              Series 2003-1, Class B2 (2)
              9.570%, 6/25/33                                             4,355
    59,271  Master Asset National
              Mortgage, Series 2006-6,
              Class N1 (1)
              6.402%, 9/26/46                                            58,471
   600,000  Merrill Lynch Mortgage Trust,
              Series 2004-BPC1, Class A3 (2)
              4.467%, 10/12/41                                          581,707
    10,439  Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M2 (2)
              7.015%, 8/25/32                                            10,457
   600,000  Wachovia Bank Commercial
              Mortgage Trust,
              Series 2005-C19, Class A5
              4.661%, 5/15/44                                           582,935
                                                                  -------------
            TOTAL MORTGAGE-BACKED
              OBLIGATIONS
              (Cost $1,529,402)                                       1,543,665
                                                                  -------------
            ASSET-BACKED SECURITIES - 1.5%
   145,411  Hedged Mutual Fund Fee Trust,
              Series 2003-1A, Class 2 (1) (3)
              5.220%, 11/30/10                                          144,349

 Principal
 Amount $                                                            Value $
 ---------                                                        -------------

   190,646  Hedged Mutual Fund Fee Trust,
              Series 2003-2, Class 2 (1) (3)
              4.840%, 3/02/11                                           187,196
     4,459  Long Beach Asset Holdings,
              Series 2005-2, Class N1 (1)
              4.150%, 4/25/35                                             4,414
                                                                  -------------
            TOTAL ASSET-BACKED
              SECURITIES
              (Cost $340,345)                                           335,959
                                                                  -------------
            SHORT-TERM
            INVESTMENT - 2.6%
   595,485  JPMorgan Chase Bank, N.A.
              Time Deposit (Nassau),
              4.79%                                                     595,485
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $595,485)                                           595,485
                                                                  -------------
            TOTAL INVESTMENTS - 109.4%
              (Cost $24,958,736)                                     25,012,823
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - (9.4)%                                   (2,158,261)
                                                                  -------------
            NET ASSETS - 100.0%                                   $  22,854,562
                                                                  =============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2006, the value of these securities amounted to $1,076,510, representing 4.7% of the net assets of the Fund.
(2)   Variable Rate Security -- Rate disclosed is as of October 31, 2006.
(3) Security considered illiquid. On October 31, 2006, the value of these securities amounted to $331,545, representing 1.5% of the net assets of the Fund.
(4)   Security purchased on a when-issued basis.
(5) Security, or portion of security, has been pledged as collateral on mortgage dollar rolls.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LP -- Limited Partnership
MTN -- Medium Term Note
NIM -- Net Interest Margin
REIT -- Real Estate Investment Trust
TBA -- To be announced
--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of October 31, 2006:

                       NUMBER                                        NET
                         OF                      EXPIRATION      UNREALIZED
                     CONTRACTS        VALUE         DATE        DEPRECIATION
--------------------------------------------------------------------------------
SHORT:
  U.S. Treasury
    10 Year Note         1          $108,219       Dec-06         $(1,547)
                                                                  =======

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - 93.7%
            ALABAMA - 1.8%
            Alabama Private Colleges &
              Universities Facilities RB,
              Tuskegee University Project,
              Assured Guaranty
 2,000,000    4.750%, 9/01/26                                         2,060,720
   470,000    4.000%, 9/01/13                                           476,355
   425,000    3.950%, 9/01/12                                           429,509
   250,000  Crenshaw County, Industrial
              Development Board RB, Sister
              Schuberts Project, AMT,
              Pre-Refunded @ 100, (LOC:
              AmSouth Bank of Alabama)
              (1) (2) (3) (4)
              5.600%, 3/01/08                                           252,858
   775,000  Jefferson County, Limited
              Obligation School RB
              Warrants, Series A
              5.250%, 1/01/15                                           842,851
   630,000  Jefferson County, Multi-Family
              Housing Authority RB
              Warrants, Mitchell Investments,
              Series A, (LOC: Regions Bank)
              5.400%, 9/01/12                                           649,114
                                                                  -------------
                                                                      4,711,407
            ARIZONA - 0.7%
   290,000  Phoenix, Industrial Development
              Authority RB, Hacienda
              Sunnyslope Project, Series A,
              AMT, GNMA
              4.350%, 7/20/15                                           295,252
    35,000  Pima County GO, ETM
              6.750%, 11/01/09                                           35,492
 1,465,000  State Health Facilities
              Authority RB, Phoenix
              Baptist Hospital & Medical
              Center, MBIA, ETM
              6.250%, 9/01/11                                         1,524,025
                                                                  -------------
                                                                      1,854,769
            ARKANSAS - 5.3%
   570,000  Baxter County, Hospital Revenue
              Authority RB, Refunding &
              Improvement Project, Series A
              5.375%, 9/01/14                                           586,712
 4,550,000  Cabot, Sales & Use Tax RB,
              XLCA
              4.300%, 12/01/31                                        4,716,075

 Principal
 Amount $                                                            Value $
----------                                                        -------------

 1,000,000  Drew County, Industrial
              Development RB, JP Price
              Lumber Project, Series B,
              ADFA, AMT
              5.000%, 2/01/16                                         1,041,190
   100,000  Farmington, Sales & Use Tax RB
              4.600%, 4/01/25                                           101,544
            Heber Springs, Sales & Use Tax
              RB, CIFG
 1,275,000    4.700%, 6/01/30                                         1,308,813
 1,205,000    4.650%, 6/01/27                                         1,233,800
 1,300,000  Little Rock, Library
              Construction GO, Series A
              4.250%, 3/01/23                                         1,280,292
   250,000  Pine Bluff, Industrial
              Development RB,
              Weyerhaeuser Project
              5.500%, 11/01/07                                          254,723
   380,000  Scott County, Sales & Use Tax
              RB, Correctional Facility
              Improvements
              5.000%, 8/01/36                                           385,100
 1,105,000  Springdale, Sales & Use Tax RB,
              MBIA
              4.000%, 7/01/16                                         1,118,514
 1,850,000  Stuttgart, Sales & Use Tax RB,
              AMBAC
              4.200%, 10/01/31                                        1,838,807
                                                                  -------------
                                                                     13,865,570
            CALIFORNIA - 5.9%
   185,000  Anaheim, Memorial Hospital
              Association COP, AMBAC,
              ETM
              5.125%, 5/15/20                                           185,224
   690,000  Benicia, Unified School District
              GO, Series B, MBIA (6)
              4.589%, 8/01/18                                           386,917
            California Health Facilities
              Funding Authority RB,
              California-Nevada-Methodist
              Project
   360,000    5.000%, 7/01/14                                           383,548
   375,000    5.000%, 7/01/15                                           400,800
   395,000    5.000%, 7/01/16                                           424,096
   825,000    4.250%, 7/01/11                                           833,456
    35,000  California State GO
              3.625%, 5/01/07                                            35,002
    25,000  California State GO,
              Series BT, AMT
              5.100%, 12/01/13                                           25,028


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            CALIFORNIA - (CONTINUED)
    85,000  California Statewide Communities
              Development Authority COP,
              Kaiser Remarket, FSA, ETM
              5.300%, 12/01/15                                           88,159
 8,390,000  Contra Costa Home Mortgage
              Finance RB, Multi-Family
              Housing, MBIA, ETM (6)
              6.481%, 9/01/17                                         4,154,141
   105,000  Delta County Home Mortgage
              Finance RB, Single-Family
              Mortgage-Backed Securities,
              Series A, AMT, MBIA,
              GNMA, FNMA
              5.350%, 6/01/24                                           106,300
 3,080,000  Los Angeles, Community
              Redevelopment Agency RB,
              Pooled Financing, Series M,
              RADIAN (9)
              6.100%, 9/01/16                                         3,206,773
   615,000  Los Angeles, Multi-Family
              Housing RB, Colorado Terrace
              Project, Series H, AMT, GNMA
              4.350%, 11/20/12                                          622,595
 3,725,000  Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33                                        3,725,484
    10,000  Placer County, Water Agency RB,
              Middle Fork Project
              3.750%, 7/01/12                                             9,942
    60,000  Sacramento County, Sacramento
              Main Detention Center COP,
              MBIA, ETM
              5.500%, 6/01/10                                            62,393
    10,000  Sacramento County, Sanitation
              Authority RB, ETM
              5.125%, 12/01/10                                           10,013
   203,000  San Bernardino County,
              Transportation Authority RB,
              Series A, FGIC, ETM
              6.000%, 3/01/10                                           210,824
   175,000  Southern California, Public
              Power Authority RB, Palo
              Verde Project, Series A, ETM
              5.000%, 7/01/17                                           175,203
   440,000  Valley Center, Unified School
              District GO, Capital
              Appreciation, Series A,
              MBIA (6)
              4.521%, 9/01/17                                           248,455
                                                                  -------------
                                                                     15,294,353

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            COLORADO - 4.0%
 3,945,000  Adonea, Metropolitan District
              No. 2 RB, Series B,
              (LOC: Compass Bank)
              4.375%, 12/01/15                                        4,036,090
   730,000  Beacon Point, Metropolitan
              District RB, Series B, (LOC:
              Compass Bank)
              4.375%, 12/01/15                                          737,285
   100,000  Denver City & County COP,
              Series A, MBIA, Pre-Refunded
              @ 100 (2)
              5.000%, 5/01/08                                           102,129
   600,000  Denver City & County
              Multi-Family Housing RB,
              Cottonwood Creek, Series A
              (1) (3) (4) (7)
              3.480%, 4/15/14                                           600,000
    20,000  Denver, City & County Airport
              RB, Series D, AMT
              7.750%, 11/15/13                                           22,533
 1,620,000  High Plains, Metropolitan
              District RB, (LOC: Compass
              Bank)
              4.375%, 12/01/15                                        1,657,406
   500,000  Interlocken Metropolitan
              District GO, Series A,
              RADIAN
              5.750%, 12/15/11                                          532,265
   615,000  State Educational & Cultural
              Facilities Authority RB,
              Charter School, Peak to Peak,
              XLCA
              3.000%, 8/15/09                                           603,303
   365,000  State Educational & Cultural
              Facilities Authority RB, Parker
              Core Charter School, XLCA
              3.500%, 11/01/14                                          355,488
    30,000  State Health Facility Authority RB,
              Series A, ETM
              5.350%, 11/01/16                                           30,640
            Teller County, COP, Assured
              Guaranty
   400,000    5.000%, 12/01/24                                          430,816
   120,000    4.550%, 12/01/18                                          123,596
   310,000    4.500%, 12/01/17                                          319,074
   300,000    4.400%, 12/01/16                                          307,902
   150,000    4.150%, 12/01/13                                          151,833
   190,000    3.500%, 12/01/09                                          188,083
   180,000    3.150%, 12/01/07                                          179,091
                                                                  -------------
                                                                     10,377,534

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            CONNECTICUT - 0.0%
    50,000  Greenwich, New Public Housing
              Authority RB
              5.250%, 5/01/08                                            51,099
    55,000  State Health & Educational
              Facilities RB, Danbury
              Hospital, ETM
              7.875%, 7/01/09                                            58,316
                                                                  -------------
                                                                        109,415
            DELAWARE - 1.0%
            New Castle County, Newark
              Charter School Income
              Project RB
   365,000    5.000%, 9/01/17                                           377,005
 1,000,000    5.000%, 9/01/22                                         1,028,900
   255,000    4.750%, 9/01/13                                           260,205
   150,000    4.750%, 9/01/15                                           152,481
   825,000  State Economic Development
              Authority RB, Delmarva Power
              & Light, Series D, AMT
              5.650%, 7/01/28                                           862,925
                                                                  -------------
                                                                      2,681,516
            DISTRICT OF COLUMBIA - 0.4%
   500,000  District of Columbia GO,
              Series B, FSA, ETM
              5.500%, 6/01/14                                           527,070
            Hospital RB, Medlantic
              Healthcare Group, Series A,
              MBIA, ETM
   100,000    5.750%, 8/15/14                                           102,164
   410,000    5.750%, 8/15/26                                           418,881
                                                                  -------------
                                                                      1,048,115
            FLORIDA - 3.5%
    50,000  Clearwater, Housing Authority RB,
              Affordable Housing Acquisition
              Program, FSA
              4.950%, 6/01/07                                            50,259
   463,624  Dade County, Single-Family
              Housing Finance Authority RB,
              Series B-1, AMT, GNMA,
              FNMA
              6.100%, 4/01/27                                           468,000
   900,000  Duval County, Multi-Family
              Housing Finance Authority,
              River Bay North Apartments RB,
              (LOC: Cortland Manor
              Capitol 12/15/06) (9)
              7.625%, 12/15/15                                          903,762
    15,000  Florida State GO, ETM
              5.900%, 7/01/08                                            15,318

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            Gulf Breeze, Local Government
              RB, FGIC, Mandatory
              Put (7) (8)
 1,135,000    4.000%, 12/01/14                                        1,126,681
   600,000    4.000%, 12/01/15                                          590,688
   500,000  Hillsborough County School
              Board COP, Series B, MBIA
              5.000%, 7/01/18                                           535,605
   155,000  Jacksonville, Electric Authority
              RB, ETM
              5.375%, 7/01/12                                           162,914
    10,000  Jacksonville, Electric Authority
              RB, Third Installment, ETM
              6.800%, 7/01/12                                            10,953
   125,000  Jacksonville, Health Facilities
              RB, Daughters of Charity,
              MBIA, ETM (1) (3) (4)
              5.000%, 11/15/15                                          125,139
 2,630,000  Manatee County, Multi-Family
              Housing Finance Authority
              RB, Carriage Club Apartments,
              FNMA (7)
              3.560%, 12/15/32                                        2,630,000
    60,000  Orange County, Tourist Division
              RB, AMBAC, ETM
              6.000%, 10/01/16                                           60,341
    25,000  Orange County, Tourist Division
              RB, Orange County
              Convention, AMBAC, ETM
              9.250%, 9/01/07                                            26,076
 1,060,000  Orange County, Tourist Division
              RB, Series A, AMBAC, ETM
              6.250%, 10/01/13                                        1,132,016
   450,000  Pinellas County, Housing Finance
              Authority RB, Multi-County
              Program, Series A-3, AMT,
              GNMA, FNMA
              4.000%, 3/01/25                                           447,116
   120,000  Tampa, Allegany Health System
              RB, Saint Anthony, MBIA,
              ETM
              5.125%, 12/01/15                                          120,836
    65,000  Tampa, Allegany Health System
              RB, Saint Joseph, MBIA, ETM
              5.125%, 12/01/23                                           65,453
   340,000  Tampa, Allegany Health System
              RB, Saint Mary's, MBIA, ETM
              5.125%, 12/01/23                                          342,482
   190,000  Vero Beach, Electric RB,
              MBIA, ETM
              6.500%, 12/01/07                                          192,734
                                                                  -------------
                                                                      9,006,373

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            GEORGIA - 2.5%
 2,235,000  Cobb County, Kennestone
              Hospital Authority RB, Capital
              Appreciation Certificates,
              Series 86A, MBIA, ETM (6)
              6.159%, 8/01/15                                         1,308,481
   800,000  Dekalb County, Multi-Family
              Housing RB, Winters Creek
              Apartments Project, FNMA (7)
              3.600%, 6/15/25                                           800,000
    45,000  Fulco, Hospital Authority RB,
              Saint Joseph Hospital, ETM
              5.375%, 10/01/09                                           45,275
    40,000  Gwinnett County, Water &
              Sewer RB, MBIA, ETM
              6.100%, 3/01/08                                            41,352
 1,885,000  Kennesaw, Urban Redevelopment
              Agency RB, City Hall Expansion
              Project
              3.950%, 1/01/19                                         1,897,177
   750,000  Marietta, Multi-Family Housing
              Authority RB, Franklin Walk
              Apartments Project, FHLMC (7)
              3.580%, 1/01/32                                           750,000
 1,360,000  Marietta, Multi-Family Housing
              Authority RB, Wood Glen,
              FHLMC (7)
              3.560%, 7/01/24                                         1,360,000
   490,000  Municipal Electric Authority
              Power RB, Capital Appreciation,
              Series Q, MBIA (6)
              6.785%, 1/01/12                                           354,642
                                                                  -------------
                                                                      6,556,927
            IDAHO - 0.1%
   190,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage, Series D, Class III,
              AMT
              5.400%, 7/01/21                                           196,836
                                                                  -------------
            ILLINOIS - 12.2%
 5,000,000  Aurora, Multi-Family Housing
              RB, Apartments At Fox,
              Series VY-A, FNMA (7)
              3.600%, 12/01/26                                        5,000,000
 4,460,000  Bolingbrook, Sales Tax RB (6)
              1.277%, 1/01/15                                         4,338,822
   600,000  Calhoun & Greene Counties,
              Community School District
              No. 40 GO
              4.700%, 1/01/16                                           609,816

 Principal
 Amount $                                                            Value $
----------                                                        -------------

 1,000,000  Cary, Special Tax, Special
              Service Area No. 2, RADIAN
              4.400%, 3/01/16                                         1,025,600
 1,750,000  Chicago, Increment Allocation
              Revenue, Diversey Narragansett
              Project COP (1)
              7.460%, 2/15/26                                         1,875,440
 2,000,000  Chicago, Kingsbury
              Redevelopment Project TAN,
              Series A
              6.570%, 2/15/13                                         2,079,120
 1,000,000  Chicago, Lake Shore East SA
              6.750%, 12/01/32                                        1,083,510
 3,500,000  Cortland, Special Tax, Sheaffer
              Systems Project (1)
              5.500%, 3/01/17                                         3,539,865
 1,255,000  Lakemoor Village, Special Tax,
              RADIAN
              4.550%, 3/01/16                                         1,300,444
 3,467,000  Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15                                         3,539,460
   740,000  State Educational Facilities
              Authority RB, Capital
              Apprecation,
              Pre-Refunded @ 57.17 (2) (6)
              6.078%, 7/01/09                                           362,489
   850,000  State Educational Facilities
              Authority RB, Capital
              Appreciation, ETM (6)
              9.996%, 7/01/14                                           525,326
 1,120,000  State Financial Authority RB,
              Medical District Common
              Project, Series A, CIFG
              4.125%, 9/01/18                                         1,130,606
   850,000  State Financial Authority RB,
              Metropolitis Project
              5.000%, 12/01/24                                          865,181
 3,110,000  State Health Facilities
              Authority RB, Hinsdale
              Hospital, Series A, ETM
              6.950%, 11/15/13                                        3,431,450
   275,000  State Health Facilities
              Authority RB, Hospital of
              Sisters Services, Series A, FSA,
              Optional Put
              4.500%, 12/01/23                                          276,702
   555,000  Will County, Community
              School District GO,
              Alternative Revenue
              Source Larway
              5.625%, 12/01/23                                          593,844
                                                                  -------------
                                                                     31,577,675

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            INDIANA - 2.0%
            Gary, Sanitation District,
              Special Taxing District,
              RADIAN
   250,000    5.000%, 2/01/12                                           263,510
   270,000    5.000%, 2/01/13                                           286,440
    50,000  Indianapolis, Industrial Utilities
              District RB, ETM
              7.000%, 6/01/08                                            51,291
            Maconaquah, School District
              RB, Energy Management
              Financing Project
   286,756    5.000%, 1/01/12                                           298,381
   301,093    5.000%, 1/01/13                                           315,058
   316,148    5.000%, 1/01/14                                           332,076
   261,339    4.750%, 1/01/10                                           266,717
   273,752    4.750%, 1/01/11                                           280,511
   232,329    4.000%, 1/01/07                                           232,294
   241,622    4.000%, 1/01/08                                           241,678
   251,287    4.000%, 1/01/09                                           251,259
            Munster, Municipal Center RB,
              First Mortgage
   400,000    5.000%, 7/15/24                                           413,908
   700,000    4.875%, 7/15/21                                           720,734
   445,000    4.700%, 7/15/17                                           456,067
    95,000  State Health Facility Financing
              Authority RB, Ancilla Systems,
              MBIA, ETM
              5.250%, 7/01/22                                            96,890
            State Health Facility Financing
              Authority RB, Methodist
              Hospital, Series A, AMBAC,
              ETM
   100,000    5.750%, 9/01/11                                           101,112
   360,000    5.750%, 9/01/15                                           364,039
   195,000  Wells County, Hospital
              Authority RB, ETM
              7.250%, 4/01/09                                           197,235
                                                                  -------------
                                                                      5,169,200
            IOWA - 1.3%
            Coralville COP, Series D
   500,000    5.250%, 6/01/15                                           531,670
   300,000    5.000%, 6/01/12                                           312,627
   200,000    5.000%, 6/01/13                                           208,820
   275,000    5.000%, 6/01/14                                           287,570
    75,000  State Financial Authority RB,
              Mercy Health System, Series V,
              FSA, ETM
              5.250%, 8/15/27                                            76,621

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            Xenia Rural Water Distribution
              RB, CIFG (5)
 1,100,000    4.500%, 12/01/31                                        1,090,155
 1,000,000    4.500%, 12/01/41                                          974,140
                                                                  -------------
                                                                      3,481,603
            KANSAS - 0.5%
   210,000  Shawnee, Multi-Family Housing
              RB, Thomasbrook Apartments,
              Series A, AMT, FNMA
              5.250%, 10/01/14                                          215,019
 1,000,000  University of Kansas Hospital
              Authority RB, KU Health
              Systems, Series A, AMBAC
              5.400%, 9/01/13                                         1,041,450
                                                                  -------------
                                                                      1,256,469
            KENTUCKY - 1.1%
    40,000  Jefferson County, Health
              Facilities RB, Alliant Health
              Systems, MBIA, ETM
              5.125%, 10/01/27                                           40,840
 1,870,000  Marshall County, Public
              Property Corporation RB,
              Courthouse Facility Project
              5.250%, 3/01/23                                         2,023,676
   675,000  State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                          701,629
    20,000  State Turnpike Authority RB,
              ETM
              6.125%, 7/01/07                                            20,338
                                                                  -------------
                                                                      2,786,483
            LOUISIANA - 2.4%
   275,000  Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA,
              FNMA
              5.850%, 10/01/32                                          277,519
 2,320,000  State Multi-Family Housing
              Finance Agency RB,
              Section 8-202 Project,
              Series A (5)
              4.750%, 12/01/31                                        2,357,746
 2,600,000  State Public Facilities Authority
              RB, Multi-Family Housing,
              River View, FHLMC (7)
              3.580%, 4/01/36                                         2,600,000


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            LOUISIANA - (CONTINUED)
 1,000,000  State Public Facilities Authority
              RB, Pennington Medical
              Foundation Project
              4.000%, 7/01/11                                         1,004,610
                                                                  -------------
                                                                      6,239,875
            MASSACHUSETTS - 3.5%
   285,000  State Development Finance
              Agency RB, Curry College,
              Series A, ACA
              3.875%, 3/01/15                                           278,300
   545,000  State Development Finance
              Agency RB, Seven Hills
              Foundation & Affiliates,
              RADIAN
              4.500%, 9/01/16                                           562,909
 5,250,000  State GO, Consolidated Loan,
              Series A,
              Pre-Refunded @ 100 (2)
              5.125%, 1/01/13                                         5,664,855
   515,000  State Health & Educational
              Facilities Authority RB,
              Cape Cod Healthcare, Series C,
              RADIAN
              5.250%, 11/15/17                                          547,429
   885,000  State Health & Educational
              Facilities Authority RB, Mass
              General Hospital, Series F,
              AMBAC
              6.250%, 7/01/12                                           950,499
   932,000  State Health & Educational
              Facilities Authority RB,
              Nichols College Issue, Series C
              6.000%, 10/01/17                                          990,362
                                                                  -------------
                                                                      8,994,354
            MICHIGAN - 0.6%
 1,010,000  Kalamazoo, Hospital Finance
              Authority RB, Borgess Medical
              Center, Series A, AMBAC,
              ETM
              5.625%, 6/01/14                                         1,031,755
    10,000  State Hospital Finance Authority
              RB, Charity Obligatory Group,
              Series A, ETM
              5.000%, 11/01/19                                           10,406
    60,000  State Hospital Finance Authority
              RB, Daughters of Charity
              Hospital, ETM
              5.250%, 11/01/10                                           60,377

 Principal
 Amount $                                                            Value $
----------                                                        -------------

    10,000  State Hospital Finance Authority
              RB, Mercy Health Services,
              MBIA, ETM
              5.750%, 8/15/26                                            10,265
    45,000  State Hospital Finance Authority
              RB, Mercy Health Services,
              Series Q, AMBAC, ETM
              5.375%, 8/15/26                                            45,510
    70,000  State Hospital Finance Authority
              RB, Saint John Hospital,
              AMBAC, ETM
              5.250%, 5/15/26                                            71,483
            State Hospital Finance Authority
              RB, Saint John Hospital,
              Series A, AMBAC, ETM
   240,000    6.000%, 5/15/13                                           252,041
    25,000    5.750%, 5/15/16                                            25,548
                                                                  -------------
                                                                      1,507,385
            MINNESOTA - 1.1%
 1,140,000  Burnsville, Hospital System RB,
              Fairview Community Hospitals,
              ETM (6)
              5.780%, 5/01/12                                           811,224
    30,000  Coon Rapids, Hospital RB, Health
              Central, ETM
              7.625%, 8/01/08                                            31,177
 2,000,000  Minneapolis Saint Paul, Housing
              Financial Board RB,
              Single-Family Mortgage,
              Mortgage-Backed City
              Living, Series A-5, GNMA,
              FNMA, FHLMC
              5.450%, 4/01/27                                         2,140,760
                                                                  -------------
                                                                      2,983,161
            MISSISSIPPI - 0.9%
   310,000  Horn Lake SA, Desoto
              Commons, AMBAC
              5.000%, 4/15/17                                           334,186
            Meridian, Housing Authority RB,
              Series A, AMT (1)
 1,200,000    5.000%, 9/01/15                                         1,224,240
   655,000    5.000%, 9/01/25                                           673,098
                                                                  -------------
                                                                      2,231,524
            MISSOURI - 3.0%
   750,000  Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              Mandatory Put, (LOC: Boone
              County National Bank) (7) (8)
              4.750%, 5/01/12                                           755,835

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            MISSOURI - (CONTINUED)
   945,000  Brentwood, Tax Increment TA,
              Brentwood Pointe Project
              4.500%, 5/01/23                                           954,450
   820,000  Brentwood, Tax Increment TA,
              Brentwood Square Project
              4.500%, 5/01/22                                           821,993
 1,610,000  Hannibal, Industrial Development
              Authority Tax, Stardust-Munger
              Project
              4.700%, 4/15/23                                         1,618,275
            Ozark Centre, Transportation
              Development District RB
   175,000    5.375%, 9/01/32                                           176,248
   200,000    4.875%, 9/01/24                                           202,416
            State Development Finance Board
              Infrastructure Facilities RB,
              Branson Landing Project,
              Series A
   180,000    4.250%, 6/01/13                                           179,912
   100,000    4.125%, 6/01/12                                            99,701
   500,000  State Development Finance Board
              Infrastructure Facilities TA,
              Triumph Foods Project, Series A
              5.250%, 3/01/25                                           519,735
   430,000  State Development Finance Board
              Infrastructure Facilties RB,
              Drumm Farm Project
              4.625%, 3/01/20                                           433,827
 1,800,000  State Health & Educational
              Facilities Authority RB, Park
              Lane Medical Center, Series A,
              MBIA, ETM
              5.600%, 1/01/15                                         1,911,978
   235,000  State Housing Development
              Community RB, Single-Family
              Homeown Loan Program,
              Series A-1, GNMA
              5.000%, 3/01/17                                           237,225
                                                                  -------------
                                                                      7,911,595
            MONTANA - 1.4%
 3,315,000  Forsyth, Pollution Control RB,
              Northwestern Colstrip,
              AMBAC
              4.650%, 8/01/23                                         3,395,787
   165,000  State Board Investment RB,
              Payroll Tax Workers
              Compensation Project,
              MBIA, ETM
              6.875%, 6/01/11                                           174,040
                                                                  -------------
                                                                      3,569,827

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            NEBRASKA - 0.5%
    95,000  Nebhelp RB, Jr-Sub-Series A-6,
              AMT, MBIA
              6.400%, 6/01/13                                            98,941
    15,000  Scotts Bluff County, Hospital
              Authority No. 1 RB, Regional
              West Medical Center
              6.375%, 12/15/08                                           15,023
            State Educational Finance
              Authority RB, Dana College,
              Series A
   200,000    4.500%, 3/15/13                                           198,352
   195,000    4.500%, 3/15/14                                           192,465
   180,000    4.350%, 3/15/12                                           177,786
            State Educational Finance
              Authority RB, Dana College,
              Series D
   170,000    5.400%, 3/15/25                                           173,012
   240,000    5.200%, 3/15/20                                           244,754
    50,000    4.950%, 3/15/16                                            50,432
    50,000    4.850%, 3/15/15                                            50,270
    45,000    4.700%, 3/15/13                                            45,343
    50,000    4.700%, 3/15/14                                            50,216
    45,000    4.550%, 3/15/12                                            45,168
    40,000    4.450%, 3/15/11                                            39,857
                                                                  -------------
                                                                      1,381,619
            NEVADA - 0.6%
 1,440,000  Rural Housing Authority RB,
              Single-Family Housing,
              Series A, GNMA, FNMA (7)
              4.500%, 8/01/38                                         1,494,101
                                                                  -------------
            NEW HAMPSHIRE - 0.1%
   185,000  State Health & Educational
              Facilities Authority RB,
              Speare Memorial Hospital
              5.000%, 7/01/12                                           188,136
                                                                  -------------
            NEW JERSEY - 3.4%
   150,000  Burlington County, Bridge
              Commission RB, County
              Guaranteed Governmental
              Leasing Program
              5.250%, 8/15/15                                           161,845
 3,500,000  Cliffside Park GO, BAN (9)
              5.190%, 2/14/07                                         3,495,975
 1,000,000  Haddon Township GO, BAN,
              Series A (9)
              5.800%, 5/16/07                                           999,960
            Health Care Facilities RB,
              Allegany Health, Our Lady of
              Lourdes, MBIA, ETM
    30,000    5.200%, 7/01/18                                            31,643
    50,000    5.125%, 7/01/13                                            51,563

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            NEW JERSEY - (CONTINUED)
   110,000  Health Care Facilities RB,
              Community Memorial
              Hospital Toms River, ETM
              6.750%, 7/01/09                                           114,834
    50,000  Health Care Facilities RB,
              Mercer Medical Center, ETM
              7.000%, 7/01/08                                            51,619
            Lake Como Boro GO
    20,000    4.400%, 7/15/07                                            20,076
    20,000    4.400%, 7/15/08                                            20,182
    38,000    4.400%, 7/15/09                                            38,499
    40,000    4.400%, 7/15/10                                            40,653
    40,000    4.400%, 7/15/11                                            40,764
    40,000    4.400%, 7/15/12                                            40,868
    40,000    4.400%, 7/15/13                                            40,943
    40,000    4.400%, 7/15/14                                            40,940
    40,000    4.400%, 7/15/15                                            40,884
    40,000    4.400%, 7/15/16                                            40,787
 1,265,000  State Economic Development
              Authority RB, Wanaque
              Convalescent Center Project,
              Series A, (LOC: Sovereign Bank)
              3.750%, 2/15/12                                         1,253,615
 1,500,000  Union County, Industrial
              Pollution Control RB,
              American Cyanamid
              (GA: Wyeth)
              5.800%, 9/01/09                                         1,556,880
            Woodlynne GO
    40,000    4.625%, 8/01/07                                            40,272
    40,000    4.625%, 8/01/08                                            40,626
    50,000    4.625%, 8/01/09                                            51,153
    50,000    4.625%, 8/01/10                                            51,476
    50,000    4.625%, 8/01/11                                            51,665
    60,000    4.625%, 8/01/12                                            62,312
    60,000    4.625%, 8/01/13                                            62,571
    60,000    4.625%, 8/01/14                                            62,304
    70,000    4.625%, 8/01/15                                            72,696
    70,000    4.625%, 8/01/16                                            72,719
    70,000    4.625%, 8/01/17                                            72,597
    72,000    4.625%, 8/01/18                                            74,676
                                                                  -------------
                                                                      8,797,597
            NEW MEXICO - 0.1%
    65,000  State Mortgage Finance
              Authority RB, Single-Family
              Mortgage, Series B-2, AMT,
              GNMA, FNMA, FHLMC
              5.550%, 1/01/30                                            66,538

 Principal
 Amount $                                                            Value $
----------                                                        -------------

    60,000  State Severance Tax RB,
              Pre-Refunded @ 100 (2)
              5.000%, 7/01/07                                            60,577
                                                                  -------------
                                                                        127,115
            NEW YORK - 8.5%
            Amherst, Industrial
              Development Agency RB,
              Civic Facilities, Daemen
              College Project, Series A,
              Pre-Refunded @ 102 (2)
 3,600,000    6.125%, 10/01/11                                        4,033,584
 2,880,000    6.000%, 10/01/11                                        3,210,854
            Freeport GO
   100,000    4.500%, 8/01/09                                           102,063
   100,000    4.500%, 8/01/10                                           102,659
   100,000    4.500%, 8/01/11                                           103,230
   100,000    4.500%, 8/01/12                                           103,465
   125,000    4.500%, 8/01/13                                           129,618
   125,000    4.500%, 8/01/14                                           129,866
   125,000    4.500%, 8/01/15                                           129,458
   125,000    4.500%, 8/01/16                                           129,466
   150,000  Hempstead Town, Industrial
              Development Agency RB,
              Adelphi University Civic
              Facilities
              5.250%, 2/01/13                                           155,933
   275,000  Metropolitan Transportation
              Authority RB, Commuter
              Facilities, Series B, AMBAC,
              ETM
              5.125%, 7/01/24                                           283,132
            Metropolitan Transportation
              Authority RB, Commuter
              Facilities, Series D, MBIA,
              ETM
    45,000    5.125%, 7/01/22                                            45,891
   165,000    5.000%, 7/01/12                                           168,133
    25,000    4.900%, 7/01/10                                            25,452
    75,000  Metropolitan Transportation
              Authority RB, Dedicated Tax
              Fund, Series A, FGIC, ETM
              5.250%, 4/01/14                                            77,405
            Metropolitan Transportation
              Authority RB, Grand Central
              Terminal - 2, AMT, FSA, ETM
    50,000    5.500%, 7/01/12                                            50,082
    55,000    5.400%, 7/01/11                                            55,081
    15,000  Metropolitan Transportation
              Authority RB, Series B-2,
              MBIA, ETM
              5.000%, 7/01/17                                            15,441

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            NEW YORK - (CONTINUED)
   100,000  Metropolitan Transportation
              Authority RB, Service Contract,
              Series Q, AMBAC, ETM
              5.125%, 7/01/12                                           101,980
   375,000  Metropolitan Transportation
              Authority RB, Service Contract,
              Series R, ETM
              5.500%, 7/01/11                                           389,940
            State Dormitory Authority RB,
              Non State Supported Debt,
              Cabrini College Westchester,
              GNMA
 4,500,000    5.200%, 2/15/41                                         4,904,550
 4,800,000    4.800%, 8/15/25                                         4,963,872
            State Housing Finance Agency RB,
              Capitol Green Apartments,
              Series B, AMT, FNMA
   500,000    4.375%, 11/15/17                                          502,735
 1,000,000    4.200%, 11/15/14                                        1,001,950
   265,000  State Urban Development RB,
              Capital Appreciation (6)
              5.746%, 1/01/11                                           205,179
    75,000  State Urban Development RB,
              Capital Appreciation, MBIA (6)
              5.782%, 1/01/11                                            58,013
   100,000  State Urban Development RB,
              Capital Appreciation, Series O,
              FSA (6)
              5.830%, 1/01/11                                            77,350
   345,000  Triborough Bridge & Tunnel
              Authority RB, General Purpose,
              Series A, ETM
              5.000%, 1/01/24                                           345,390
   500,000  Triborough Bridge & Tunnel
              Authority RB, General Purpose,
              Series A, MBIA, ETM
              5.000%, 1/01/24                                           501,270
    50,000  Triborough Bridge & Tunnel
              Authority RB, General Purpose,
              Series B, ETM
              5.100%, 1/01/10                                            51,115
                                                                  -------------
                                                                     22,154,157
            NORTH CAROLINA - 0.2%
   320,000  Mecklenburg County,
              Multi-Family Housing RB,
              Little Rock Apartments,
              AMT, FNMA
              3.500%, 1/01/12                                           317,417

 Principal
 Amount $                                                            Value $
----------                                                        -------------

   235,000  State Medical Care Community
              Hospital RB, Saint Joseph
              Hospital Project, AMBAC,
              ETM
              5.100%, 10/01/14                                          235,275
                                                                  -------------
                                                                        552,692
            NORTH DAKOTA - 0.2%
            State Housing Finance Agency
              RB, Housing Finance Program
              Home Mortgage, Series B,
              AMT, SPA-FHLB
   250,000    4.125%, 7/01/11                                           247,220
   210,000    4.000%, 7/01/10                                           207,148
                                                                  -------------
                                                                        454,368
            OHIO - 1.5%
            Columbus, Sewer Improvement
              Bonds GO, ETM
   170,000    6.750%, 9/15/07                                           171,049
   150,000    6.000%, 9/15/11                                           150,639
    50,000  State Building Authority RB,
              State Facilities, Administration
              Building Fund Projects,
              Series A,
              Pre-Refunded @ 101 (2)
              5.250%, 10/01/08                                           52,047
 2,415,000  State Economic Development
              RB, Heath Grains Bakery (1) (9)
              5.840%, 12/01/25                                        2,397,491
 1,080,000  State Housing Finance Agency
              Mortgage RB, Residential
              Mortgage-Backed Securities,
              AMT, GNMA, FNMA
              4.625%, 9/01/16                                         1,103,360
   100,000  Wood County, Industrial
              Development RB, Schutz
              Container Systems Project,
              Series B, (LOC: Bayerische
              Hypo-und Vereinsbank) (7)
              7.125%, 6/01/13                                           105,216
                                                                  -------------
                                                                      3,979,802
            OKLAHOMA - 2.3%
   600,000  State Home Finance Authority
              RB, Single-Family Mortgage,
              Series B, AMT, GNMA,
              FNMA, FHLMC
              4.250%, 9/01/25                                           602,592
   195,000  Tulsa County, Home Finance
              Authority RB, Single-Family
              Mortgage, FGIC, ETM
              6.900%, 8/01/10                                           207,400

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            OKLAHOMA - (CONTINUED)
 2,500,000  Tulsa, Industrial Authority TA,
              Series A (9)
              7.350%, 1/01/17                                         2,577,750
 2,500,000  Tulsa, Industrial Authority TA,
              Series B (9)
              7.300%, 7/01/16                                         2,556,900
                                                                  -------------
                                                                      5,944,642
            OREGON - 0.5%
   780,000  Portland, Housing Authority RB,
              New Columbia Development,
              Capital Funding Program, AMT
              4.300%, 10/01/15                                          774,166
   475,000  State Facilities Authority RB,
              College Inn Student Housing,
              Series B
              6.250%, 7/01/11                                           479,721
                                                                  -------------
                                                                      1,253,887
            PENNSYLVANIA - 4.0%
   170,000  Allegheny County, Hospital
              Development Authority RB,
              Children's Hospital of
              Pittsburgh, MBIA, ETM
              5.300%, 7/01/26                                           188,323
   725,000  Allegheny County, Hospital
              Development Authority RB,
              Jefferson Regional Medical
              Center, Series B
              5.000%, 5/01/18                                           752,601
    60,000  Allegheny County, Hospital
              Development Authority RB,
              Pittsburgh Mercy Health
              Systems, AMBAC, ETM
              5.625%, 8/15/26                                            61,507
    10,000  Berks County GO, Second
              Series, MBIA
              3.300%, 11/15/09                                            9,908
   400,000  Chester, Upland School
              District GO
              4.200%, 5/15/13                                           402,608
   970,000  Chester, Upland School District
              GO, XLCA
              4.850%, 9/15/16                                         1,045,000
   100,000  Dauphin County, General
              Authority RB, AMBAC,
              Mandatory Put (8)
              4.550%, 6/01/08                                           101,157

 Principal
 Amount $                                                            Value $
----------                                                        -------------

    80,000  Dauphin County, General
              Authority RB, Hapsco-Western
              Pennsylvania Hospital Project,
              Series A-1, MBIA, ETM
              5.500%, 7/01/13                                            85,376
    75,000  Erie, Higher Education Building
              Authority RB, Gannon
              University Project,
              AMBAC, ETM
              7.375%, 6/01/08                                            77,640
    40,000  Hempfield, School District GO,
              ETM
              7.200%, 10/15/09                                           42,501
 4,750,000  Lampeter Strasburg School
              District GO, FSA (7)
              3.580%, 2/15/22                                         4,750,000
   400,000  Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                          408,668
 1,075,000  Philadelphia, Multi-Family
              Housing Redevelopment
              Authority RB, Pavilion
              Apartments Project, Series A,
              AMT, HUD Section 236
              4.250%, 10/01/16                                        1,062,530
   500,000  Philadelphia, School District
              GO, Series D, FSA
              5.000%, 6/01/15                                           543,655
    40,000  Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                                            40,442
   755,000  State Higher Educational
              Facilities Authority RB,
              Allegheny Delaware Valley
              Obligation, Series A, MBIA
              5.700%, 11/15/11                                          819,636
    30,000  State Higher Educational
              Facilities Authority RB, Tenth
              Series, ETM
              6.900%, 7/01/07                                            30,657
                                                                  -------------
                                                                     10,422,209
            RHODE ISLAND - 0.6%
    55,000  State Depositors Economic
              Protection RB, Series B,
              MBIA, ETM
              6.000%, 8/01/17                                            57,833
   270,000  State Health & Educational
              Building Authority RB,
              Capital Appreciation, BIG (6)
              6.168%, 11/01/12                                          187,186

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            RHODE ISLAND - (CONTINUED)
            Woonsocket, Housing
              Authority RB, Capital Funds
              Housing Project
   385,000    4.500%, 9/01/10                                           396,550
   400,000    4.500%, 9/01/11                                           414,384
   420,000    4.500%, 9/01/12                                           437,396
                                                                  -------------
                                                                      1,493,349
            SOUTH CAROLINA - 0.7%
   305,000  Greenville County, Airport RB,
              Donaldson Industrial Air Park
              Project, AMT
              6.125%, 10/01/17                                          328,525
   600,000  State Housing Finance &
              Development Authority RB,
              Multi-Family Housing,
              Spartanburg Project, Series A,
              FHLMC (7)
              3.580%, 8/01/31                                           600,000
 1,000,000  State Housing Finance &
              Development Authority RB,
              Rental Housing Greenville,
              Series A, FHLMC (7)
              3.580%, 8/01/31                                         1,000,000
                                                                  -------------
                                                                      1,928,525
            TENNESSEE - 2.2%
 1,840,000  Chattanooga, Health,
              Educational & Housing
              Facilities RB, Windrige
              Apartments, Series A (7)
              3.560%, 5/15/33                                         1,840,000
   230,000  Nashville & Davidson Counties,
              Metropolitan Government Cab
              Converter RB, FGIC
              7.700%, 1/01/12                                           261,551
   500,000  Nashville & Davidson Counties,
              Metropolitan Government
              Health & Educational Facilities
              Board RB, RADIAN
              5.100%, 8/01/16                                           508,750
 1,500,000  Nashville & Davidson Counties,
              Multi-Family Housing RB,
              River Retreat, Series A, AMT,
              FMNA (5)
              4.750%, 11/01/26                                        1,500,000
   175,000  State GO, Series B, ETM
              5.500%, 5/01/23                                           179,186
            State School Board Authority RB,
              Series B (10)
    40,000    5.250%, 5/01/10                                            40,650
 1,275,000    5.000%, 5/01/09                                         1,295,476

 Principal
 Amount $                                                            Value $
----------                                                        -------------

    85,000  Wilson County, Health &
              Educational Facilities Board RB,
              University Medical Center, ETM
              8.375%, 8/01/08                                            85,332
                                                                  -------------
                                                                      5,710,945
            TEXAS - 7.1%
 2,020,000  Allen, Independent School
              District GO, Capital
              Appreciation, PSF,
              Pre-Refunded @ 40.017 (2) (6)
              5.977%, 2/15/10                                           715,363
 2,025,000  Allen, Independent School
              District GO, Capital
              Appreciation, PSF,
              Pre-Refunded @ 42.722 (2) (6)
              5.938%, 2/15/10                                           765,612
   750,000  Austin, Convention Enterprises
              RB, Trust Certificates, Series B,
              (Surety: ZC Specialty Insurance)
              5.750%, 1/01/16                                           784,395
   180,000  Brownsville GO, Capital
              Appreciation, AMBAC (6)
              6.437%, 2/15/11                                           138,044
 5,000,000  Central Texas, Single-Family
              Housing Financial Corporation
              RB, Mortgage-Backed Securities
              Program, Series A-1, AMT,
              GNMA, FNMA
              4.700%, 12/01/39                                        5,321,550
    45,000  Denison, Hospital Authority RB,
              Texoma Medical Center, ETM
              7.125%, 7/01/08                                            46,604
            Fort Bend County, Municipal
              Utility District No. 23 GO,
              FGIC
    45,000    6.500%, 9/01/08                                            47,243
    65,000    6.500%, 9/01/09                                            69,861
    70,000    6.500%, 9/01/10                                            76,880
    45,000    6.500%, 9/01/11                                            50,436
    95,000    5.000%, 9/01/16                                           100,436
   250,000  Greater Greenspoint,
              Redevelopment Authority RB,
              Tax Increment Contract,
              RADIAN
              5.250%, 9/01/10                                           262,232
    85,000  Harris County, Health Facilities
              Development RB, St. Lukes
              Episcopal Hospital Project, ETM
              6.625%, 2/15/12                                            85,206
   140,000  Houston, Airport System RB,
              ETM
              7.600%, 7/01/10                                           151,904

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            MUNICIPAL BONDS - (CONTINUED)
            TEXAS - (CONTINUED)
    15,000  Houston, Sewer System RB,
              FGIC, ETM
              6.375%, 10/01/08                                           15,496
 1,670,000  Multi-Family Housing RB
              Passthrough, Skyway Villas,
              Series 7, AMT, Mandatory Put (8)
              5.950%, 11/01/16                                        1,763,370
            Retama, Development Corporate
              Special Facilities RB, Retama
              Racetrack, ETM (9)
 2,000,000    10.000%, 12/15/17                                       2,840,100
   500,000    8.750%, 12/15/11                                          587,745
    50,000  Sendero, Public Facilities RB,
              Crown Meadows Project,
              Series A, FHLMC
              4.250%, 6/01/13                                            50,623
 1,500,000  South Lake GO, AMBAC,
              Pre-Refunded @ 26.765 (2) (6)
              6.273%, 2/15/09                                           369,165
 3,145,000  South Lake GO, AMBAC,
              Pre-Refunded @ 32.616 (2) (6)
              6.210%, 2/15/09                                           943,217
 3,200,000  Tarrant County, Housing
              Finance RB, Series C10 (1) (7)
              3.660%, 12/15/25                                        3,200,000
    25,000  Travis County, Health Facility
              Development RB, Daughters of
              Charity, MBIA, ETM
              5.000%, 11/01/20                                           25,149
                                                                  -------------
                                                                     18,410,631
            UTAH - 0.0%
    30,000  Intermountain Power Agency RB,
              Series A, ETM
              5.000%, 7/01/21                                            30,033
                                                                  -------------
            VIRGINIA - 4.1%
   740,000  Norfolk, Packaging Systems RB,
              Series A, MBIA
              4.000%, 2/01/19                                           740,947
26,500,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B,
              Pre-Refunded @ 40.387 (2) (6)
              4.060%, 8/15/08                                        10,030,250
                                                                  -------------
                                                                     10,771,197
            WASHINGTON - 0.2%
   446,294  Nooksack, Indian Tribe RB
              5.500%, 2/23/11                                           441,041
                                                                  -------------

 Principal
 Amount $                                                            Value $
----------                                                        -------------

            WEST VIRGINIA - 0.8%
   745,000  State Economic Development
              Authority, Industrial
              Development RB, Central
              Supply Project, AMT,
              (LOC: BB&T)
              5.500%, 5/15/10                                           758,619
 2,000,000  State Jobs Investment Trust
              Board RB, Promissary Notes,
              Series D (6) (9)
              6.292%, 7/31/13                                         1,329,500
                                                                  -------------
                                                                      2,088,119
            WISCONSIN - 0.9%
   800,000  Kronenwetter, Anticipation Notes
              4.750%, 3/01/11                                           809,944
 1,365,000  Oshkosh, Industrial Development
              Authority RB, Don Evans
              Project, AMT, Mandatory Put,
              (LOC: Marshall & Ilslay) (8)
              5.500%, 12/01/11                                        1,380,370
    50,000  State Health & Educational
              Facilities RB, ACA,
              Pre-Refunded @ 100 (2)
              6.000%, 5/15/08                                            51,772
    10,000  State Transportation RB,
              Series A
              5.500%, 7/01/11                                            10,800
    60,000  Winnebago County, Promissory
              Notes GO
              4.375%, 4/01/12                                            61,374
                                                                  -------------
                                                                      2,314,260
                                                                  -------------
            TOTAL MUNICIPAL
              BONDS
              (Cost $241,120,402)                                   243,350,391
                                                                  -------------
            CORPORATE
            OBLIGATIONS - 1.7%
 1,051,000  BFL Funding VI (11)
              5.000%, 4/01/08                                         1,038,493
   629,139  IIS/Syska Holdings Energy (11)
              3.900%, 8/15/08                                           596,965
   250,000  Kidspeace National Centers of
              Georgia, USDA (1) (3) (4) (7)
              4.500%, 12/01/28                                          249,645
   805,614  Landmark Leasing (11)
              6.200%, 10/01/22                                          787,641
 1,849,166  USDA Airtanker (11)
              8.000%, 2/01/08                                         1,831,599
                                                                  -------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $4,583,384)                                       4,504,343
                                                                  -------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

  Shares                                                             Value $
----------                                                        -------------

            SHORT-TERM
              INVESTMENTS - 5.4%
12,783,665  BlackRock Institutional Muni
              Fund Portfolio, 3.39% (12)                             12,783,665
 1,135,885  SEI Tax Exempt Trust
              Institutional Tax Free
              Money Market Portfolio,
              Class A, 3.31% (12)                                     1,135,885
                                                                  -------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $13,919,550)                                     13,919,550
                                                                  -------------
            TOTAL
              INVESTMENTS - 100.8%
              (Cost $259,623,336)                                   261,774,284
                                                                  -------------
            OTHER ASSETS LESS
              LIABILITIES - (0.8)%                                   (2,058,232)
                                                                  -------------
            NET ASSETS - 100.0%                                   $ 259,716,052
                                                                  =============

(1)   Private Placement Security.
(2)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(3) Security considered illiquid. On October 31, 2006, the value of these securities amounted to $1,227,642 representing 0.5% of the net assets of the Fund.
(4)   Security considered restricted. (See Note 2 in Notes to Financial
      Statements).
(5)   Security purchased on a when-issued basis.
(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(7)   Variable Rate Security -- Rate disclosed is as of October 31, 2006.
(8)   Mandatory Put Security -- Date shown is the mandatory put date.
(9)   Security is taxable.
(10)  Economically Defeased Security.
(11) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2006, the value of these securities amounted to $4,254,698, representing 1.6% of the net assets of the Fund.
(12)  Rate shown is the 7-day effective yield as of October 31, 2006.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
CIFG -- Cornell/Intel Faculty Group
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GA -- Guaranteed Agreement
GNMA -- Government National Mortgage Association
GO -- General Obligation
HUD -- Department of Housing and Urban Development
LOC -- Letter of Credit
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
TAN -- Tax Anticipation Note
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
ADFA -- ADFA Guaranty
AMBAC -- American Municipal Bond Assurance Corporation
BIG -- BIG Guaranty
FGIC -- Federal Guaranty Insurance Company
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
PSF -- PSF Guaranty
SPA -- SPA Guaranty
RADIAN -- RADIAN Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - 90.2%
            ARIZONA - 2.0%
    65,000  Maricopa County, Hospital RB,
              Intermediate Community-Sun
              City, ETM
              8.625%, 1/01/10                                            69,842
    79,000  Maricopa County, Hospital RB,
              St. Lukes Hospital Medical
              Center Project, ETM
              8.750%, 2/01/10                                            85,114
    80,000  Oro Valley, Oracle Road
              Improvement District GO
              5.000%, 1/01/07                                            80,133
   205,000  Pinal County, Industrial
              Development Authority,
              Correctional Facilities RB,
              Florence West Prison,
              Series A, ACA
              3.875%, 10/01/09                                          202,825
 3,300,000  Tucson, Industrial Development
              Authority RB, Family Housing
              Residential Project,
              Series A, FNMA (1)
              3.580%, 1/15/32                                         3,300,000
                                                                ---------------
                                                                      3,737,914
            ARKANSAS - 3.0%
   475,000  Fayetteville, Sales & Use Tax SA
              2.750%, 12/01/09                                          468,929
   760,000  Little Rock, Library Construction
              Improvement GO, Series A
              4.350%, 3/01/24                                           754,931
 1,525,000  Marion, Sales & Use Tax RB,
              Capital Improvement
              4.850%, 9/01/32                                         1,551,642
   155,000  Maumelle, Capital Improvement
              GO, Series A
              3.750%, 3/01/20                                           152,752
   185,000  Maumelle, Capital Improvement
              GO, Series B, MBIA
              3.600%, 9/01/20                                           182,512
   185,000  Rogers, Sales & Use Tax RB,
              Series A, FGIC
              4.125%, 9/01/23                                           184,395
 2,425,000  Springdale, Sales & Use Tax RB,
              MBIA
              4.000%, 7/01/16                                         2,454,658
                                                                ---------------
                                                                      5,749,819

Principal
Amount $                                                            Value $
----------                                                      ---------------

            CALIFORNIA - 4.0%
 2,200,000  California Health Facilities
              Funding Authority RB,
              California-Nevada-Methodist
              Project
              4.250%, 7/01/11                                         2,222,550
   100,000  California Water Residential
              Development GO, Series M
              4.875%, 10/01/07                                          100,109
 4,845,000  Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33                                        4,845,630
   415,000  Placer County, Water Agency RB,
              Middle Fork Project
              3.750%, 7/01/12                                           412,576
    55,000  Sacramento County, Sanitation
              District RB, ETM
              5.000%, 12/01/08                                           55,068
                                                                ---------------
                                                                      7,635,933
            COLORADO - 11.2%
 7,565,000  Adonea, Metropolitan District
              No. 2 RB, Series B,
              (LOC: Compass Bank)
              4.375%, 12/01/15                                        7,739,676
 4,200,000  Arapahoe County, Multi-Family
              Housing Authority RB,
              Stratford Station Project,
              FNMA (1)
              3.600%, 11/01/17                                        4,200,000
 2,855,000  Beacon Point, Metropolitan
              District RB, Series B,
              (LOC: Compass Bank)
              4.375%, 12/01/15                                        2,883,493
   395,000  Central Colorado Water
              Conservancy District GO,
              Well Augmentation Sub-District
              3.875%, 3/01/07                                           393,590
    35,000  Denver City & County
              Multi-Family Housing RB,
              Buerger Brothers Project,
              Series A, AMT, FHA
              5.100%, 11/01/07                                           35,165
 3,000,000  Denver City & County
              Multi-Family Housing RB,
              Cottonwood Creek,
              Series A (1) (3) (4)
              3.480%, 4/15/14                                         3,000,000
   135,000  Denver, West Metropolitan
              District GO
              3.300%, 12/01/06                                          134,931


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - (CONTINUED)
            COLORADO - (CONTINUED)
            El Paso County, Academy Water
              & Sanitation District GO
   120,000    3.650%, 11/15/07                                          119,334
   115,000    3.250%, 11/15/06                                          114,952
 1,615,000  High Plains, Metropolitan
              District RB,
              (LOC: Compass Bank)
              4.375%, 12/01/15                                        1,652,290
    50,000  Milliken, Sales & Use Tax RB
              2.000%, 12/01/06                                           49,907
   525,000  State Educational & Cultural
              Facilities RB, Northwest
              Nazarene Project
              4.500%, 11/01/06                                          525,000
   205,000  State Housing & Finance
              Authority RB, Single-Family
              Program Series C-2, AMT
              8.400%, 10/01/21                                          216,951
   310,000  State Housing & Finance
              Authority RB, Single-Family
              Project, Series D2, AMT
              6.350%, 11/01/29                                          311,528
                                                                ---------------
                                                                     21,376,817
            DELAWARE - 0.9%
 1,160,000  State Economic Development
              Authority RB, Water
              Development, Wilmington
              Suburban, Series B
              6.450%, 12/01/07                                        1,191,934
   455,000  State Health Facilities Authority
              RB, Beebe Medical Center
              Project, Series A
              5.000%, 6/01/07                                           457,985
   140,000  State Housing Authority RB,
              Single-Family Mortgage,
              Series A-1, AMT, MBIA
              5.300%, 7/01/11                                           141,438
                                                                ---------------
                                                                      1,791,357
            DISTRICT OF COLUMBIA - 0.2%
   295,000  Housing Finance Agency RB,
              1330 7th Street Apartments,
              Series A, AMT, FHA
              3.000%, 12/01/09                                          288,793
                                                                ---------------
            FLORIDA - 0.1%
    10,000  Dunedin, Health Facilities
              Authority RB, Mease Hospital,
              ETM
              7.600%, 10/01/08                                           10,450

Principal
Amount $                                                            Value $
----------                                                      ---------------

    20,000  Florida State GO, ETM
              5.900%, 7/01/08                                            20,424
    10,000  Jacksonville, Electric Authority
              RB, Third Installment, ETM
              6.800%, 7/01/12                                            10,953
   170,000  State Board of Education
              Capital Outlay GO
              8.400%, 6/01/07                                           174,667
                                                                ---------------
                                                                        216,494
            GEORGIA - 4.0%
 3,800,000  Fulton County, Multi-Family
              Housing RB, Hampton Hills
              Apartment Project, FHLMC
              3.580%, 6/01/23                                         3,800,000
   490,000  Hapeville, Development
              Authority RB,
              Intergovernmental (3) (4) (5)
              6.500%, 8/01/09                                           496,439
 1,700,000  Randolph County, Sales Tax GO
              3.210%, 4/01/12                                         1,655,341
 1,350,000  Roswell, Multi-Family Housing
              Authoriy RB, Chambrel Roswell,
              FNMA (1)
              3.580%, 11/15/32                                        1,350,000
   430,000  State Housing & Finance
              Authority RB, Single-Family
              Mortgage Program,
              Sub-Series D-3
              4.850%, 6/01/17                                           433,414
                                                                ---------------
                                                                      7,735,194
            IDAHO - 0.0%
    40,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage Program,
              Sub-Series G-2, AMT
              5.750%, 1/01/14                                            40,564
    25,000  State Housing & Finance
              Association RB, Single-Family
              Mortgage Program,
              Sub-Series H-2, AMT, FHA
              5.850%, 1/01/14                                            25,411
                                                                ---------------
                                                                         65,975
            ILLINOIS - 9.8%
 2,900,000  Aurora, Multi-Family Housing
              RB, Apartments At Fox,
              Series VY-A, FNMA (1)
              3.600%, 12/01/26                                        2,900,000
 5,000,000  Bolingbrook, Sales Tax RB (8)
              5.150%, 1/01/26                                         4,889,600


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - (CONTINUED)
            ILLINOIS - (CONTINUED)
   800,000  Cary, Special Tax, Special Service
              Area No. 1, RADIAN
              4.400%, 3/01/16                                           816,736
    30,000  Chicago, Single-Family Mortgage
              RB, Series B, AMT, GNMA,
              FNMA, FHLMC
              6.950%, 9/01/28                                            30,794
    35,000  Dupage County, Water & Sewer
              RB, ETM, MBIA
              10.500%, 1/01/07                                           35,384
   780,000  McCook, British Home Project
              RB, (LOC: LaSalle Bank NA)
              4.250%, 12/01/14                                          780,062
 2,500,000  Oak Park, Industrial
              Development RB, Prairie Court,
              Mandatory Put (7)
              5.500%, 12/01/06                                        2,504,825
   140,000  Pekin, Single-Family Mortgage
              RB, ETM
              7.400%, 12/01/08                                          145,921
 5,546,000  Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15                                         5,661,912
   805,000  State Health Facilities Authority
              RB, Lutheran General Health
              Systems, Series C, FSA
              7.000%, 4/01/08                                           825,986
    70,000  Will County, Special
              Education RB
              4.250%, 1/01/07                                            70,047
                                                                ---------------
                                                                     18,661,267
            INDIANA - 0.9%
   120,000  Allen County, Redevelopment
              District Tax Increment TA,
              I-469 Bluffton Road Economic
              Development Project
              5.800%, 11/15/07                                          121,482
   305,000  Fairfield, Junior-Senior High
              School Building RB
              5.150%, 1/01/07                                           305,372
   675,000  Hammond, Local Public
              Improvement RB,
              Series A, FGIC
              5.100%, 3/15/07                                           675,790
   100,000  Lawrence, Multi-Family Housing
              RB, Pinnacle Apartments
              Project, AMT, FNMA,
              Mandatory Put (7)
              5.150%, 1/01/08                                           101,452

Principal
Amount $                                                            Value $
----------                                                      ---------------

   150,000  State Health Facilities Financing
              Authority, Hospital RB,
              Sisters of St. Francis Health,
              Series A, MBIA
              5.000%, 11/01/09                                          154,849
   300,000  State Housing Finance Authority
              RB, Single-Family Mortgage,
              Series A-3, AMT,
              GNMA, FNMA
              5.375%, 1/01/23                                           306,315
                                                                ---------------
                                                                      1,665,260
            IOWA - 0.2%
    10,000  Sioux City, Hospital RB, Series O,
              MBIA, ETM
              5.250%, 8/15/10                                            10,013
   350,000  State Financial Authority, Solid
              Waste Disposal RB, IPSCO
              Project, AMT, Mandatory
              Put (7)
              6.000%, 6/01/07                                           352,622
                                                                ---------------
                                                                        362,635
            KANSAS - 2.3%
 2,250,000  Sedgwick & Shawnee Counties,
              Single-Family Mortgage RB,
              Series A, AMT, GNMA,
              FNMA (8)
              5.600%, 6/01/27                                         2,347,065
    74,000  Wichita, Hospital RB, ETM
              6.750%, 10/01/07                                           75,703
 1,025,000  Wyandotte County, Sales
              Tax RB, 1st Lien, Area B,
              (LOC: Citibank NA)
              3.750%, 12/01/12                                        1,030,678
 1,000,000  Wyandotte County, Sales
              Tax RB, 1st Lien, Area C,
              (LOC: Citibank NA)
              3.850%, 12/01/13                                          999,440
                                                                ---------------
                                                                      4,452,886
            KENTUCKY - 0.8%
 1,320,000  State Area Development Districts
              Financing GO, Henderson,
              Series G1
              5.750%, 12/01/20                                        1,372,074
    55,000  State Turnpike Authority RB,
              ETM (1)
              6.625%, 7/01/08                                            56,681
    75,000  State Turnpike Authority Toll
              Road RB, ETM
              6.125%, 7/01/08                                            76,762
                                                                ---------------
                                                                      1,505,517

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - (CONTINUED)
            LOUISIANA - 1.5%
   165,000  Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA,
              FNMA
              5.850%, 10/01/32                                          166,511
    60,000  Jefferson Parish, Hospital
              Service District No. 1
              RB, ETM
              7.250%, 1/01/09                                            62,240
    60,000  Monroe-West Monroe,
              Single-Family Mortgage
              RB, ETM
              7.200%, 8/01/10                                            63,815
   170,000  Orleans Parish, School Board
              GO, MBIA, ETM (6)
              7.018%, 2/01/08                                           152,764
   430,000  State Multi-Family Housing
              Finance Agency RB,
              Section 8-202 Project, Series A (2)
              3.950%, 12/01/09                                          429,716
    30,000  State Public Facilities Authority
              Hospital RB, Pendleton
              Memorial Methodist
              Hospital, ETM
              5.000%, 6/01/08                                            30,640
 2,000,000  State Public Facilities Authority
              RB, Multi-Family Housing,
              River View, FHLMC (1)
              3.580%, 4/01/36                                         2,000,000
                                                                ----------------
                                                                      2,905,686
            MARYLAND - 1.5%
 2,180,000  Baltimore, Unrefunded Capital
              Appreciation GO, Series A,
              FGIC (6)
              6.046%, 10/15/09                                        1,862,984
 1,000,000  State Health & Higher Education
              RB, Howard County General
              Hospital, ETM
              5.500%, 7/01/13                                         1,025,520
                                                                ---------------
                                                                      2,888,504
            MASSACHUSETTS - 0.1%
   125,000  State Health & Educational
              Facilities Authority RB, MBIA
              5.000%, 7/01/13                                           125,120
                                                                ---------------
            MICHIGAN - 1.8%
   700,000  Detroit/Wayne County, Stadium
              Authority RB, FGIC
              5.250%, 2/01/09                                           716,604

Principal
Amount $                                                            Value $
----------                                                      ---------------

   520,000  Grand Valley, State University RB,
              AMBAC
              5.150%, 10/01/09                                          528,284
   960,000  Kalamazoo, Hospital Finance
              Authority RB, Borgess
              Medical Center, Series A,
              AMBAC, ETM
              5.500%, 6/01/08                                           980,650
    35,000  Kalamazoo, Hospital Finance
              Authority RB, Borgess Medical
              Center, Series A, FGIC, ETM
              6.125%, 7/01/07                                            35,071
   360,000  Kalamazoo, Hospital Finance
              Authority RB, Bronson
              Methodist, MBIA
              5.500%, 5/15/08                                           367,164
   800,000  State Hospital Finance Authority
              RB, Bay Medical Center,
              Series A, FSA,
              Pre-Refunded @ 100 (9)
              5.125%, 7/01/07                                           816,056
                                                                ---------------
                                                                      3,443,829
            MINNESOTA - 0.2%
   310,000  Alexandria, Industrial
              Development RB, Seluemed
              Limited LLP Project, AMT,
              (LOC: First Trust NA)
              5.300%, 3/01/10                                           310,642
    85,000  Burnsville, Hospital System RB,
              Fairview Community Hospitals,
              ETM (6)
              4.034%, 5/01/12                                            60,486
                                                                ---------------
                                                                        371,128
            MISSISSIPPI - 3.2%
 1,235,000  Mississippi Business Finance RB,
              TT&W Farm Products Project,
              AMT, (LOC: National Bank)
              6.900%, 7/01/10                                         1,237,680
 3,700,000  Mississippi Development RB,
              Wilkinson County Correctional
              Facilities, FGIC (1)
              3.580%, 8/01/16                                         3,700,000
   825,000  Mississippi Home Corporation
              RB, Single-Family Mortgage,
              Series A, AMT, FNMA,
              GNMA, USDA
              3.150%, 6/01/20                                           818,193
   425,000  Mississippi Hospital Equipment
              & Facilities Authority RB,
              Hospital South Central
              4.000%, 12/01/07                                          425,268
                                                                ---------------
                                                                      6,181,141

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - (CONTINUED)
            MISSOURI - 1.7%
 1,060,000  Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              Mandatory Put, (LOC: Boone
              County National Bank) (1) (7)
              4.750%, 5/01/12                                         1,068,247
   500,000  Fort Zumwalt, School
              District GO,
              Pre-Refunded @ 100 (9)
              6.500%, 3/01/08                                           518,945
            Pacific, Industrial Development
              Authority RB, Clayton Project,
              AMT, (LOC: Commerce
              Bank NA)
   720,000    6.450%, 5/01/17                                           728,006
   720,000    6.200%, 5/01/12                                           727,085
   100,000  St. Charles County, Industrial
              Development Authority RB,
              Garden View Care Center
              Project, AMT, (LOC: U.S.
              Bank NA)
              5.400%, 11/15/16                                          101,122
   200,000  St. Louis, Industrial Development
              Authority RB, Multi-Family
              Housing, Vaughn Elderly
              Apartments Project, AMT,
              Mandatory Put, (GA: Sun
              America AIG) (7)
              4.000%, 12/20/06                                          199,774
                                                                ---------------
                                                                      3,343,179
            MONTANA - 0.0%
    20,000  State Board Investment RB,
              Payroll Tax Workers
              Compensation Project,
              MBIA, ETM
              6.875%, 6/01/11                                            21,096
                                                                ----------------
            NEBRASKA - 0.1%
   100,000  Madison County, Hospital
              Authority RB, Faith Regional
              Healthcare Services Project,
              RADIAN
              4.850%, 7/01/09                                           102,680
                                                                ---------------
            NEVADA - 0.5%
   530,000  Carson City, Hospital RB, Tahoe
              Hospital Project, Series A,
              RADIAN
              2.300%, 9/01/07                                           521,722

Principal
Amount $                                                            Value $
----------                                                      ---------------

   345,000  Henderson, Local Improvement
              Districts SA, Lake Las Vegas,
              Sub-Series B-2
              3.900%, 8/01/07                                           342,785
    35,000  State Municipal Bond GO,
              Project No. 28-31-C, ETM
              7.200%, 1/01/09                                            35,608
                                                                ---------------
                                                                        900,115
            NEW JERSEY - 7.4%
 3,895,000  Atlantic City, Municipal Utilities
              Authority RB, Sub-Water
              Systems (3) (4)
              5.000%, 1/01/08                                         3,926,355
 1,500,000  Bergen County, Utilities
              Authority RB, Project Notes
              3.000%, 12/15/06                                        1,498,215
 1,040,000  Bloomfield, Parking Authority
              RB, Project Notes
              5.875%, 5/17/07                                         1,040,936
 3,500,000  Cliffside Park GO, BAN (5)
              5.190%, 2/14/07                                         3,495,975
 3,000,000  Clinton Township GO, Board of
              Education (5)
              5.875%, 1/10/07                                         3,001,230
 1,000,000  Haddon Township GO, BAN,
              Series A (5)
              5.800%, 5/16/07                                           999,960
    15,000  Hudson County GO
              5.125%, 8/01/08                                            15,244
   125,000  State Health Care Facilities
              Financing Authority RB,
              Allegany Health, Our Lady of
              Lourdes, ETM, MBIA
              5.000%, 7/01/08                                           125,587
                                                                ---------------
                                                                     14,103,502
            NEW MEXICO - 0.5%
 1,000,000  State, Mortgage Financial
              Authority RB, Single-Family
              Housing, Series A2, Class I,
              AMT, GNMA, FNMA,
              FHLMC
              3.900%, 1/01/19                                           999,480
                                                                ---------------
            NEW YORK - 2.9%
   100,000  Freeport GO
              4.500%, 8/01/08                                           101,338
   590,000  Highland Hospital RB,
              Rochester (5)
              4.950%, 8/01/07                                           587,811


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - (CONTINUED)
            NEW YORK - (CONTINUED)
 2,165,000  New York State Housing
              Finance Agency RB,
              Multi-Family Housing, Series B,
              AMT, SONYMA
              4.750%, 8/15/37                                         2,167,879
   445,000  Saratoga County, Industrial
              Development Agency RB,
              Saratoga Hospital Project,
              Series A
              5.000%, 12/01/07                                          449,624
   720,000  State Dormitory Authority RB,
              Mental Health Project, Series B,
              Partially Pre-Refunded @ 102 (9)
              5.700%, 2/15/07                                           738,281
     5,000  State Housing Finance Agency
              RB, University Construction,
              Series A, ETM
              7.900%, 11/01/06                                            5,000
   690,000  State Urban Development RB,
              Capital Appreciation, Series O,
              FSA (6)
              11.435%, 1/01/11                                          533,715
   895,000  Tobacco Settlement Financing
              RB, Series C-1
              5.250%, 6/01/12                                           903,529
                                                                ---------------
                                                                      5,487,177
            NORTH CAROLINA - 0.2%
   100,000  Pasquotank County, Public
              Schools Project COP, MBIA
              5.000%, 6/01/15                                           101,947
    55,000  State Medical Care Community
              Hospital RB, Memorial Mission
              Hospital Project, ETM
              7.625%, 10/01/08                                           57,694
   125,000  State Medical Care Community
              RB, North Carolina Housing
              Foundation Project, ACA
              6.000%, 8/15/10                                           129,374
   125,000  State Medical Care Community
              RB, Saint Joseph Hospital
              Project, AMBAC, ETM
              5.000%, 10/01/08                                          125,139
                                                                ---------------
                                                                        414,154
            NORTH DAKOTA - 0.2%
   285,000  State Housing Finance Agency
              RB, Home Mortgage Program,
              Series A, AMT
              5.200%, 7/01/19                                           289,452
                                                                ---------------

Principal
Amount $                                                            Value $
----------                                                      ---------------

            OHIO - 0.1%
    75,000  Cuyahoga County, Deaconess
              Hospital Project RB, ETM
              6.750%, 11/01/09                                           77,827
   185,000  Franklin County, First Mortgage
              RB, OCLC Project, ETM
              7.500%, 6/01/09                                           192,170
                                                                ---------------
                                                                        269,997
            OKLAHOMA - 2.1%
            Pottawatomie County, Shawnee
              Public Schools Project RB
   440,000    5.000%, 9/01/07                                           444,233
   835,000    5.000%, 9/01/08                                           851,399
   930,000    5.000%, 9/01/09                                           956,886
   115,000  Tulsa County, Home Financial
              Authority RB, Single-Family
              Mortgage, Mortgage-Backed
              Securities Program, Class B,
              AMT, GNMA
              7.100%, 8/01/30                                           115,740
 1,500,000  Tulsa, Industrial Authority TA,
              Series A (5)
              7.020%, 1/01/12                                         1,524,915
   175,000  Tulsa, Industrial Authority TA,
              Series B (5)
              6.970%, 7/01/11                                           177,557
                                                                ---------------
                                                                      4,070,730
            OREGON - 1.0%
   560,000  State Housing & Community
              Services Department RB,
              Single-Family Mortgage
              Program, Series F, AMT, MBIA
              5.650%, 7/01/28                                           575,165
 1,385,000  State Housing & Community
              Services Department RB,
              Single-Family Mortgage Program,
              Series J, AMT, FNMA
              5.750%, 7/01/29                                         1,416,772
                                                                ---------------
                                                                      1,991,937
            PENNSYLVANIA - 5.3%
    10,000  Berks County GO, Second Series,
              MBIA
              3.100%, 11/15/08                                            9,888
 1,000,000  Chester County, Health &
              Education Facilities Authority
              RB, Chester County Hospital,
              MBIA
              5.625%, 7/01/08                                         1,011,230


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            MUNICIPAL BONDS - (CONTINUED)
            PENNSYLVANIA - (CONTINUED)
   660,000  Dauphin County, General
              Authority RB, School District
              Program 0-1, FSA, Mandatory
              Put (7)
              3.500%, 6/01/26                                           659,756
    10,000  Delaware County, Industrial
              Development Authority RB,
              Martins Run Project
              6.000%, 12/15/06                                           10,001
    50,000  Eastern Snyder County, Regional
              Authority Sewer RB, MBIA
              2.000%, 11/01/06                                           50,000
   170,000  Lakeland, School District GO,
              ETM
              8.875%, 8/15/10                                           188,668
 2,000,000  Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                                        2,043,340
 2,000,000  Philadelphia, Authority for
              Industrial Development RB,
              PGH Development Corporation
              5.500%, 7/01/10                                         2,017,440
    75,000  Philadelphia, Hospitals Authority
              RB, Thomas Jefferson University
              Hospital, ETM
              7.000%, 7/01/08                                            77,516
     5,000  Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                                             5,055
 2,600,000  Pittsburgh, Urban Redevelopment
              Authority RB, Multi-Family
              Housing, Louis Mason Junior
              Project, Mandatory Put (7)
              5.000%, 12/01/07                                        2,613,416
 1,370,000  State Higher Educational Facilities
              Authority RB, Saint Francis
              Independent Colleges-
              Universities
              5.000%, 11/01/11                                        1,383,234
                                                                ---------------
                                                                     10,069,544
            RHODE ISLAND - 0.1%
   166,000  Warwick GO, Series A, MBIA
              6.600%, 11/15/06                                          166,193
                                                                ---------------

Principal
Amount $                                                            Value $
----------                                                      ---------------

            SOUTH CAROLINA - 0.8%
 1,500,000  State Housing Finance &
              Development Authority RB,
              Multi-Family Housing,
              Spartanburg Project, Series A,
              FHLMC (1)
              3.580%, 8/01/31                                         1,500,000
                                                                ---------------
            SOUTH DAKOTA - 0.1%
   190,000  State Lease Revenue Trust COP,
              Series B, FSA
              6.500%, 9/01/08                                           196,107
                                                                ---------------
            TENNESSEE - 0.3%
   320,000  Oak Ridge, Industrial
              Development Board RB, (LOC:
              Allied Irish Bank PLC) (1)
              3.590%, 9/01/32                                           320,000
   280,000  State Housing Development
              Agency RB, Homeownership
              Program, Series 1D
              4.700%, 7/01/15                                           280,459
                                                                ---------------
                                                                        600,459
            TEXAS - 5.6%
   490,000  Brownsville GO, Capital
              Appreciation, AMBAC (6)
              12.711%, 2/15/11                                          375,786
    35,000  Dallas County GO, Series B
              5.300%, 8/15/07                                            35,481
   420,000  Galveston County, Single-Family
              Housing Mortgage RB,
              Mortgage-Backed Securities
              Project, Series A, AMT,
              GNMA, FNMA
              6.200%, 12/01/32                                          424,553
 2,665,000  Pasadena, Independent School
              District GO, Building,
              Series B, FSA (1)
              3.560%, 2/01/35                                         2,665,000
 2,885,000  Retama, Development Special
              Facilities RB, Retama Racetrack,
              ETM (5)
              8.750%, 12/15/10                                        3,295,304
 1,640,000  State Department of Housing &
              Community Affairs RB, High
              Point III Project, Series A,
              FNMA (1)
              3.600%, 2/01/23                                         1,640,000




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------
            MUNICIPAL BONDS - (CONTINUED)
            TEXAS - (CONTINUED)
 1,930,000  Travis County, Multi-Family
              Housing Financial Corporation
              RB, Tanglewood Apartments,
              FNMA
              3.560%, 12/15/29                                        1,930,000
   260,000  Valley Community Hospital RB,
              ETM
              7.500%, 4/01/09                                           273,086
                                                                ---------------
                                                                     10,639,210
            VIRGINIA - 10.1%
   365,000  Louisa, Industrial Development
              Authority RB, Pollution Control
              5.250%, 12/01/08                                          369,048
   950,000  Newport News, Redevelopment
              & Housing Authority RB,
              Springhouse Apartments Project,
              FHLMC (1)
              3.580%, 9/01/26                                           950,000
   110,000  Petersburg GO, FGIC
              4.950%, 3/01/07                                           110,475
 2,245,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, 1st Tier,
              Sub-Series C, ETM (6)
              4.060%, 8/15/08                                         2,103,969
11,285,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B, ACA,
              Pre-Refunded @ 45.5 (6) (9)
              4.010%, 8/15/08                                         4,808,764
13,915,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B, ACA,
              Pre-Refunded @ 48.201 (6) (9)
              4.010%, 8/15/08                                         6,281,370
   585,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B,
              ACA-CBI,
              Pre-Refunded @ 40.387 (6) (9)
              3.945%, 8/15/08                                           221,265
 3,795,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B, ACA-CBI,
              Pre-Refunded @ 57.582 (6) (9)
              4.010%, 8/15/08                                         2,046,530

Principal
Amount $                                                            Value $
----------                                                      ---------------

 1,740,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B,
              Pre-Refunded @ 28.382 (6) (9)
              4.022%, 8/15/08                                           462,805
   700,000  Pocahontas Parkway Association,
              Toll Road RB, Capital
              Appreciation, Series B,
              Pre-Refunded @ 82.1 (6) (9)
              3.995%, 8/15/08                                           538,594
 1,500,000  Poplar Hill, Community
              Development Authority, COP,
              Series A, (5)
              5.500%, 9/01/34                                         1,459,455
                                                                ---------------
                                                                     19,352,275
            WEST VIRGINIA - 0.0%
    65,000  Cabell, Putnam, & Wayne
              Counties, Single-Family
              Residential Mortgage RB,
              ETM, FGIC
              7.375%, 4/01/10                                            68,201
                                                                ---------------
            WISCONSIN - 3.5%
   500,000  Antigo, Taxable-Bond
              Anticipation Notes RB (5)
              6.375%, 8/01/09                                           509,070
 1,000,000  Fond Du Lac, Water Works
              RB, BAN
              4.000%, 3/01/10                                         1,001,980
 1,250,000  Kronenwetter, Anticipation Notes
              4.750%, 3/01/11                                         1,265,537
   350,000  Oconomowoc, Industrial
              Development RB, Cl&D
              Graphics Project, AMT, (LOC:
              Marshall & Ilslay)
              5.650%, 9/15/07                                           352,888
   900,000  Oshkosh, Industrial Development
              Authority RB, Don Evans
              Project, AMT, Mandatory Put,
              (LOC: Marshall & Ilslay) (7)
              5.500%, 12/01/11                                          910,134
 1,500,000  State Health & Educational
              Facilities RB, Aurora Health
              Care, MBIA
              5.000%, 8/15/09                                         1,543,305
 1,000,000  State Housing & Economic
              Development Authority RB,
              AMT, Series E
              5.800%, 9/01/17                                         1,017,370
                                                                ---------------
                                                                      6,600,284
                                                                ---------------
            TOTAL MUNICIPAL BONDS
              (Cost $171,924,461)                                   172,347,041
                                                                ---------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2006

Principal
Amount $                                                            Value $
----------                                                      ---------------

            CORPORATE
            OBLIGATIONS - 2.3%
 1,475,332  IIS/Syska Holdings Energy (10)
              3.900%, 8/15/08                                         1,399,883
   250,000  Kidspeace National Centers of
              Georgia, USDA (1) (3) (4)
              4.500%, 12/01/28                                          249,645
 2,641,666  USDA Airtanker (10)
              8.000%, 2/01/08                                         2,616,571
                                                                ---------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $4,363,398)                                       4,266,099
                                                                ---------------

  Shares
  ------
            SHORT-TERM
            INVESTMENTS - 6.1%
 9,446,399  BlackRock Institutional Muni
              Fund Portfolio, 3.39% (11)                              9,446,399
 2,253,327  SEI Tax Exempt Trust
              Institutional Tax Free
              Money Market Portfolio,
              Class A, 3.31% (11)                                     2,253,327
                                                                ---------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $11,699,726)                                     11,699,726
                                                                ---------------
            TOTAL
              INVESTMENTS - 98.6%
              (Cost $187,987,585)                                   188,312,866
                                                                ---------------
            OTHER ASSETS LESS
              LIABILITIES - 1.4%                                      2,689,704
                                                                ---------------
            NET ASSETS - 100.0%                                 $   191,002,570
                                                                ===============

(1)   Variable Rate Security -- Rate disclosed is as of October 31, 2006.
(2)   Security purchased on a when-issued basis.
(3) Private Placement Security. Security considered restricted (see Note 2 in Notes to Financial Statements).
(4) Security considered illiquid. On October 31, 2006, the value of these securities amounted to $7,672,439, representing 4.0% of the net assets of the Fund.
(5)   Security is taxable.
(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(7)   Mandatory Put Security -- Date shown is the mandatory put date.
(8) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2006.
(9)   Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(10) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2006, the value of these securities amounted to $4,016,454, representing 2.1% of the net assets of the Fund.
(11)  Rate shown is the 7-day effective yield as of October 31, 2006.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GA -- Guaranteed Agreement
GNMA -- Government National Mortgage Association
GO -- General Obligation
LLP -- Limited Liability Partnership
LOC -- Letter of Credit
NA -- National Association
PLC -- Public Limited Company
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access

AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Federal Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RADIAN -- RADIAN Guaranty
SONYMA -- SONYMA Guaranty
USDA -- USDA Guaranty



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

                                                              NORTH        INTERNATIONAL                     U.S. SMALL
                                                             AMERICAN       DIVERSIFIED         U.S.        AND MID CAP
                                                              EQUITY           VALUE       OPPORTUNITIES   OPPORTUNITIES
                                                               FUND             FUND            FUND           FUND
                                                         ---------------   -------------   -------------   -------------
ASSETS
   Investments in securities, at value - Note 2 .......  $ 1,259,180,115   $  10,424,987   $ 227,209,257   $   7,549,175
   Cash ...............................................               --              --              --              --
   Foreign Currency ...................................               --              --           2,188              72
   Receivable for Fund shares sold ....................               --              --       1,748,215              --
   Initial margin for futures contracts ...............               --              --              --              --
   Dividends and tax reclaims receivable ..............        1,307,041          19,347         140,005           2,226
   Interest receivable ................................              949             822          62,181             386
   Receivable for securities sold .....................        7,128,362          85,402       3,697,865              --
   Appreciated swap contracts, at value - Note 2 ......               --              --              --              --
   Unrealized appreciation on spot contracts ..........               --              --              --              --
   Unrealized appreciation on forward contracts .......               --              --              --              --
   Prepaid expenses ...................................           34,692              86          27,494           1,065
   Deferred offering costs - Note 2 ...................               --          36,508              --           9,269
   Due from Investment Advisor - Note 3 ...............               --          44,927              --          10,201
                                                         ---------------   -------------   -------------   -------------
         TOTAL ASSETS .................................    1,267,651,159      10,612,079     232,887,205       7,572,394
LIABILITIES
   Foreign taxes payable ..............................               --             576              --              --
   Variation margin payable ...........................               --              --              --              --
   Income distributions payable .......................               --              --              --              --
   Depreciated swap contracts, at value - Note 2 ......               --              --              --              --
   Unrealized depreciation on spot contracts ..........            3,884             415              --              --
   Unrealized depreciation on forward contracts .......               --              --              --              --
   Payable for securities purchased ...................        5,155,686          29,774         704,527          60,475
   Payable for Fund shares redeemed ...................               --              --         233,358              --
   Investment Advisory fees payable - Note 3 ..........          266,163              --         187,312              --
   Sub-administration fees payable - Note 3 ...........           12,119             989          21,237             712
   Distribution fees payable - Note 3 .................               31             211              98             108
   Trustees' fees payable - Note 5 ....................           22,161           1,274           4,019           1,237
   Accrued expenses and other liabilities .............          101,457          41,738          60,350          45,849
                                                         ---------------   -------------   -------------   -------------
         TOTAL LIABILITIES ............................        5,561,501          74,977       1,210,901         108,381
                                                         ---------------   -------------   -------------   -------------
      NET ASSETS ......................................  $ 1,262,089,658   $  10,537,102   $ 231,676,304   $   7,464,013
                                                         ===============   =============   =============   =============
NET ASSETS
   Capital paid-in ....................................  $ 1,051,195,367   $  10,000,000   $ 184,355,811   $   7,238,014
   Undistributed (accumulated net investment
     loss/distributions in excess of) net
     investment income ................................       18,810,339          35,474              --          (3,554)
   Accumulated net realized gain (loss)
     on investments ...................................       50,194,621          59,764      20,555,978         (76,100)
   Accumulated foreign capital gains tax
     on appreciated securities ........................               --            (576)             --              --
   Net unrealized appreciation (depreciation)
     on investments ...................................      141,897,328         442,389      26,764,552         305,654
   Net unrealized depreciation on futures contracts ...               --              --              --              --
   Net unrealized appreciation on swap contracts ......               --              --              --              --
   Net unrealized appreciation (depreciation) on
     forward foreign currency contracts and
     foreign currency translations ....................           (7,997)             51             (37)             (1)
                                                         ---------------   -------------   -------------   -------------
        NET ASSETS ....................................  $ 1,262,089,658   $  10,537,102   $ 231,676,304   $   7,464,013
                                                         ===============   =============   =============   =============
Investor Shares:
   Net assets .........................................  $ 1,261,983,163   $   9,483,794   $ 231,008,931   $   6,952,323
   Total shares outstanding at end of period ..........       99,920,346         900,000      10,016,177         678,547
   Net asset value, offering and redemption price
     per share (net assets / shares outstanding) ......  $         12.63   $       10.54   $       23.06   $       10.25

Advisor Shares:
   Net assets .........................................  $       106,495   $   1,053,308   $     667,373   $     511,690
   Total shares outstanding at end of period ..........            8,446         100,000          28,966          50,000
   Net asset value, offering and redemption price
     per share (net assets / shares outstanding) ......  $         12.61   $       10.53   $       23.04   $       10.23
Cost of securities ....................................  $ 1,117,282,787   $   9,982,598   $ 200,444,705   $   7,243,521
Cost of foreign currency ..............................  $            --   $          --   $       2,225   $          73
Proceeds received for swap contracts ..................  $            --   $          --   $          --   $          --

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                                           EMERGING
                                                         INTERNATIONAL      MARKET         ENHANCED       STRATEGIC
                                                             ALPHA          EQUITY          INCOME          BOND
                                                              FUND           FUND            FUND           FUND
                                                         -------------   ------------   -------------   ------------
ASSETS
   Investments in securities, at value - Note 2 .......  $  45,035,192   $ 13,943,895   $ 109,100,081   $ 29,294,526
   Cash ...............................................             --             --           6,469          6,091
   Foreign Currency ...................................             --         27,918              --        137,573
   Receivable for Fund shares sold ....................         23,560             --              --             --
   Initial margin for futures contracts ...............             --             --              --         99,478
   Dividends and tax reclaims receivable ..............         55,944         15,176              --             --
   Interest receivable ................................            390            432         366,877        174,189
   Receivable for securities sold .....................         66,014         74,385         118,160         35,604
   Appreciated swap contracts, at value - Note 2 ......             --             --              --         29,155
   Unrealized appreciation on spot contracts ..........          5,672             --              --             --
   Unrealized appreciation on forward contracts .......             --             --              --         25,306
   Prepaid expenses ...................................         16,677            368           8,116            331
   Deferred offering costs - Note 2 ...................             --         10,962              --          3,750
   Due from Investment Advisor - Note 3 ...............             --         18,373          10,650         60,732
                                                         -------------   ------------   -------------   ------------
         TOTAL ASSETS .................................     45,203,449     14,091,509     109,610,353     29,866,735
LIABILITIES
   Foreign taxes payable ..............................             --          6,085              --             --
   Variation margin payable ...........................             --             --              --         64,679
   Income distributions payable .......................             --             --              42             --
   Depreciated swap contracts, at value - Note 2 ......             --             --              --          6,589
   Unrealized depreciation on spot contracts ..........             --            238              --             --
   Unrealized depreciation on forward contracts .......             --             --              --         81,377
   Payable for securities purchased ...................        689,903        203,895              88      9,384,056
   Payable for Fund shares redeemed ...................             --             --              --             --
   Investment Advisory fees payable - Note 3 ..........          7,874             --              --             --
   Sub-administration fees payable - Note 3 ...........          4,193          1,300          10,500          1,941
   Distribution fees payable - Note 3 .................          4,196            218             230            207
   Trustees' fees payable - Note 5 ....................          1,701          1,315           2,529          1,399
   Accrued expenses and other liabilities .............         53,010         58,424          57,297         78,377
                                                         -------------   ------------   -------------   ------------
         TOTAL LIABILITIES ............................        760,877        271,475          70,686      9,618,625
                                                         -------------   ------------   -------------   ------------
      NET ASSETS ......................................  $  44,442,572   $ 13,820,034   $ 109,539,667   $ 20,248,110
                                                         =============   ============   =============   ============
NET ASSETS
   Capital paid-in ....................................  $  52,733,696   $ 13,000,008   $ 110,316,573   $ 20,153,790
   Undistributed (accumulated net investment
     loss/distributions in excess of) net
     investment income ................................        212,556         51,980         (25,804)        53,492
   Accumulated net realized gain (loss)
     on investments ...................................    (11,387,064)      (215,736)       (368,466)      (112,145)
   Accumulated foreign capital gains tax
     on appreciated securities ........................             --         (6,085)             --             --
   Net unrealized appreciation (depreciation)
     on investments ...................................      2,880,066        989,855        (382,636)       291,955
   Net unrealized depreciation on futures contracts ...             --             --              --        (91,210)
   Net unrealized appreciation on swap contracts ......             --             --              --          6,391
   Net unrealized appreciation (depreciation) on
     forward foreign currency contracts and
     foreign currency translations ....................          3,318             12              --        (54,163)
                                                         -------------   ------------   -------------   ------------
      NET ASSETS ......................................  $  44,442,572   $ 13,820,034   $ 109,539,667   $ 20,248,110
                                                         =============   ============   =============   ============
Investor Shares:
   Net assets .........................................  $  22,961,961   $ 12,767,093   $ 108,435,270   $ 19,236,514
   Total shares outstanding at end of period ..........      2,157,165      1,210,713      10,929,597      1,914,727
   Net asset value, offering and redemption price
     per share (net assets / shares outstanding) ......  $       10.64   $      10.55   $        9.92   $      10.05

Advisor Shares:
   Net assets .........................................  $  21,480,611   $  1,052,941   $   1,104,397   $  1,011,596
   Total shares outstanding at end of period ..........      2,019,776        100,000         111,284        100,714
   Net asset value, offering and redemption price
     per share (net assets / shares outstanding) ......  $       10.64   $      10.53   $        9.92   $      10.04
Cost of securities ....................................  $  42,155,126   $ 12,954,040   $ 109,482,717   $ 29,002,571
Cost of foreign currency ..............................  $          --   $     27,918   $          --   $    136,107
Proceeds received for swap contracts ..................  $          --   $         --   $          --   $     16,175

                                                                                          SHORT-TERM
                                                         TOTAL RETURN     MUNICIPAL       MUNICIPAL
                                                         FIXED INCOME        BOND           BOND
                                                             FUND            FUND           FUND
                                                         ------------   -------------   -------------
ASSETS
   Investments in securities, at value - Note 2 .......  $ 25,012,823   $ 261,774,284   $ 188,312,866
   Cash ...............................................            --              --              --
   Foreign Currency ...................................            --              --              --
   Receivable for Fund shares sold ....................            --         971,987         344,544
   Initial margin for futures contracts ...............           600              --              --
   Dividends and tax reclaims receivable ..............            --              --              --
   Interest receivable ................................       151,583       2,865,974       2,148,446
   Receivable for securities sold .....................       394,478         355,000       1,230,000
   Appreciated swap contracts, at value - Note 2 ......            --              --              --
   Unrealized appreciation on spot contracts ..........            --              --              --
   Unrealized appreciation on forward contracts .......            --              --              --
   Prepaid expenses ...................................         7,236          11,368           9,057
   Deferred offering costs - Note 2 ...................            --              --              --
   Due from Investment Advisor - Note 3 ...............        50,814              --              --
                                                         ------------   -------------   -------------
         TOTAL ASSETS .................................    25,617,534     265,978,613     192,044,913
LIABILITIES
   Foreign taxes payable ..............................            --              --              --
   Variation margin payable ...........................         1,297              --              --
   Income distributions payable .......................            --          58,113         145,132
   Depreciated swap contracts, at value - Note 2 ......            --              --              --
   Unrealized depreciation on spot contracts ..........            --              --              --
   Unrealized depreciation on forward contracts .......            --              --              --
   Payable for securities purchased ...................     2,707,462       5,830,741         430,000
   Payable for Fund shares redeemed ...................            --         219,068         341,775
   Investment Advisory fees payable - Note 3 ..........            --          31,374          31,413
   Sub-administration fees payable - Note 3 ...........         2,182          24,108          18,421
   Distribution fees payable - Note 3 .................           221           3,956             954
   Trustees' fees payable - Note 5 ....................         1,429           4,354           3,583
   Accrued expenses and other liabilities .............        50,381          90,847          71,065
                                                         ------------   -------------   -------------
         TOTAL LIABILITIES ............................     2,762,972       6,262,561       1,042,343
                                                         ------------   -------------   -------------
      NET ASSETS ......................................  $ 22,854,562   $ 259,716,052   $ 191,002,570
                                                         ============   =============   =============
NET ASSETS
   Capital paid-in ....................................  $ 23,014,881   $ 257,566,671   $ 191,062,924
   Undistributed (accumulated net investment
     loss/distributions in excess of) net
     investment income ................................       (30,703)        253,987          90,439
   Accumulated net realized gain (loss)
     on investments ...................................      (182,156)       (255,554)       (476,074)
   Accumulated foreign capital gains tax
     on appreciated securities ........................            --              --              --
   Net unrealized appreciation (depreciation)
     on investments ...................................        54,087       2,150,948         325,281
   Net unrealized depreciation on futures contracts ...        (1,547)             --              --
   Net unrealized appreciation on swap contracts ......            --              --              --
   Net unrealized appreciation (depreciation) on
     forward foreign currency contracts and
     foreign currency translations ....................            --              --              --
                                                         ------------   -------------   -------------
      NET ASSETS ......................................  $ 22,854,562   $ 259,716,052   $ 191,002,570
                                                         ============   =============   =============
Investor Shares:
   Net assets .........................................  $ 21,794,857   $ 244,918,836   $ 187,268,064
   Total shares outstanding at end of period ..........     2,221,189      24,243,195      18,797,158
   Net asset value, offering and redemption price
     per share (net assets / shares outstanding) ......  $       9.81   $       10.10   $        9.96

Advisor Shares:
   Net assets .........................................  $  1,059,705   $  14,797,216   $   3,734,506
   Total shares outstanding at end of period ..........       107,862       1,465,047         374,938
   Net asset value, offering and redemption price
     per share (net assets / shares outstanding) ......  $       9.82   $       10.10   $        9.96
Cost of securities ....................................  $ 24,958,736   $ 259,623,336   $ 187,987,585
Cost of foreign currency ..............................  $         --   $          --   $          --
Proceeds received for swap contracts ..................  $         --   $          --   $          --


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2006

                                                             NORTH       INTERNATIONAL                     U.S. SMALL
                                                            AMERICAN      DIVERSIFIED         U.S.        AND MID CAP
                                                             EQUITY          VALUE       OPPORTUNITIES   OPPORTUNITIES
                                                              FUND          FUND(a)           FUND          FUND(b)
                                                         -------------   -------------   -------------   -------------
INVESTMENT INCOME
   Dividend income ....................................  $  27,671,366   $      53,688   $   1,763,237   $      53,289
   Interest income ....................................         54,745          11,679         235,648             385
   Foreign taxes withheld .............................       (272,139)         (4,371)         (3,606)           (139)
                                                         -------------   -------------   -------------   -------------
      TOTAL INCOME ....................................     27,453,972          60,996       1,995,279          53,535
EXPENSES
   Investment Advisory fees - Note 3 ..................      3,440,143          17,204       1,369,472          39,679
   Sub-administration fees - Note 3 ...................        148,816           1,952         206,361           4,521
   Administrative fees - Note 3 .......................             --              --         202,139              --
   Trustees fees - Note 5 .............................         76,052           1,036          25,781           4,867
   Distribution fees - Note 3 .........................            206             430             302             715
   Legal fees .........................................        264,188          10,419          87,744          22,518
   Printing expenses ..................................        156,047           3,803          59,494          14,623
   Insurance ..........................................        139,119              --          34,032              --
   Custodian fees .....................................        109,230          24,814          28,845           3,146
   Transfer agent fees ................................        104,839          13,621          80,084          47,698
   Registration fees ..................................         52,665             782          55,156             852
   Audit fees .........................................         32,957          30,275          30,656          27,220
   Pricing fees .......................................          4,188           2,000           1,244             419
   Amortization of deferred offering costs - Note 2 ...             --          41,542              --          78,960
   Other ..............................................         27,542             668           9,329             456
                                                         -------------   -------------   -------------   -------------
      TOTAL EXPENSES ..................................      4,555,992         148,546       2,190,639         245,674
   Expenses waived by Investment Advisor - Note 3 .....             --         (17,204)             --         (39,679)
   Reimbursement from Investment Advisor - Note 3 .....             --        (109,406)             --        (143,866)
   Custody Offset - Note 2 ............................             --              --              --          (5,863)
                                                         -------------   -------------   -------------   -------------
      NET EXPENSES ....................................      4,555,992          21,936       2,190,639          56,266
                                                         -------------   -------------   -------------   -------------
      NET INVESTMENT INCOME (LOSS) ....................     22,897,980          39,060        (195,360)         (2,731)
                                                         -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES, SWAP CONTRACTS, FOREIGN
   CAPITAL GAINS TAX ON APPRECIATED SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold .......     80,537,880+         62,163      20,944,485         (77,089)
   Net realized gain (loss) on futures ................      1,694,260              --              --              --
   Net realized loss on swap contracts ................             --              --              --              --
   Net realized gain (loss) on
     foreign currency transactions ....................        291,613          (5,985)          1,553             166
                                                         -------------   -------------   -------------   -------------
         Net realized gain (loss) on investments,
           futures, swap contracts and foreign
           currency transactions ......................     82,523,753          56,178      20,946,038         (76,923)
                                                         -------------   -------------   -------------   -------------
   Change in unrealized appreciation on investments ...     83,942,438         442,389      12,710,080         305,654
   Change in unrealized appreciation (depreciation)
     on futures .......................................       (449,156)             --              --              --
   Change in unrealized appreciation on swap
     contracts ........................................             --              --              --              --
   Change in unrealized on foreign capital gains
     tax on appreciated securities ....................             --            (576)             --              --
   Change in unrealized appreciation (depreciation)
     on foreign currency translations .................         (6,502)             51             (37)             (1)
                                                         -------------   -------------   -------------   -------------
         Net change in unrealized appreciation on
           investments, futures, swap contracts,
           foreign capital gains tax on
           appreciated securities and foreign
           currency translations ......................     83,486,780         441,864      12,710,043         305,653
                                                         -------------   -------------   -------------   -------------
         NET REALIZED AND UNREALIZED
           GAIN (LOSS) ................................    166,010,533         498,042      33,656,081         228,730
                                                         -------------   -------------   -------------   -------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ........................  $ 188,908,513   $     537,102   $  33,460,721   $     225,999
                                                         =============   =============   =============   =============

(a) Fund commenced investment activities on August 30, 2006.
(b) Fund commenced investment activities on March 31, 2006.
(c) Fund commenced investment activities on June 30, 2006.
  + Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                                          EMERGING
                                                         INTERNATIONAL     MARKET       ENHANCED     STRATEGIC
                                                             ALPHA         EQUITY        INCOME         BOND
                                                              FUND         FUND(b)        FUND        FUND(c)
                                                         -------------   ----------   -----------   ----------
INVESTMENT INCOME
   Dividend income ....................................  $     514,170   $  189,013   $        --   $       --
   Interest income ....................................         14,736          255     5,472,068      318,136
   Foreign taxes withheld .............................        (17,695)     (20,362)           --           --
                                                         -------------   ----------   -----------   ----------
      TOTAL INCOME ....................................        511,211      168,906     5,472,068      318,136
EXPENSES
   Investment Advisory fees - Note 3 ..................        174,881       64,124       264,003       50,669
   Sub-administration fees - Note 3 ...................         22,091        7,305       120,784        7,677
   Administrative fees - Note 3 .......................          6,629           --            --           --
   Trustees fees - Note 5 .............................         10,204        5,085        19,022        1,682
   Distribution fees - Note 3 .........................          9,782        1,457         2,626          844
   Legal fees .........................................         49,837       22,929        68,389       98,889
   Printing expenses ..................................         24,296       15,581        38,604       12,379
   Insurance ..........................................         21,274            4        28,739           --
   Custodian fees .....................................         20,252       49,300        21,632        2,199
   Transfer agent fees ................................         66,923       47,746        92,625       26,721
   Registration fees ..................................         23,400          409        32,029        2,225
   Audit fees .........................................         33,435       35,775        32,026       31,350
   Pricing fees .......................................          4,483        3,781        22,076       20,868
   Amortization of deferred offering costs - Note 2 ...             --       59,697        13,078       60,284
   Other ..............................................          5,874        1,102         7,720          675
                                                         -------------   ----------   -----------   ----------
      TOTAL EXPENSES ..................................        473,361      314,295       763,353      316,462
   Expenses waived by Investment Advisor - Note 3 .....       (174,881)     (64,124)     (264,003)     (50,669)
   Reimbursement from Investment Advisor - Note 3 .....        (46,544)    (128,840)      (74,193)    (182,187)
   Custody Offset - Note 2 ............................             --       (7,654)           --       (5,071)
                                                         -------------   ----------   -----------   ----------
      NET EXPENSES ....................................        251,936      113,677       425,157       78,535
                                                         -------------   ----------   -----------   ----------
      NET INVESTMENT INCOME (LOSS) ....................        259,275       55,229     5,046,911      239,601
                                                         -------------   ----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES, SWAP CONTRACTS, FOREIGN
   CAPITAL GAINS TAX ON APPRECIATED SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold .......      1,126,817     (215,735)     (150,095)     269,777
   Net realized gain (loss) on futures ................             --           --       (53,442)    (302,161)
   Net realized loss on swap contracts ................             --           --            --      (58,456)
   Net realized gain (loss) on
     foreign currency transactions ....................        (30,085)      (3,250)           --      (53,624)
                                                         -------------   ----------   -----------   ----------
         Net realized gain (loss) on
           investments, futures, swap contracts
           and foreign currency transactions ..........      1,096,732     (218,985)     (203,537)    (144,464)
                                                         -------------   ----------   -----------   ----------
   Change in unrealized appreciation on investments ...      2,327,937      989,855        28,461      291,955
   Change in unrealized appreciation (depreciation)
     on futures .......................................             --           --        41,654      (91,210)
   Change in unrealized appreciation on swap
     contracts ........................................             --           --            --        6,391
   Change in unrealized on foreign capital gains
     tax on appreciated securities ....................             --       (6,085)           --           --
   Change in unrealized appreciation (depreciation)
     on foreign currency translations .................          2,643           12            --      (54,163)
                                                         -------------   ----------   -----------   ----------
         Net change in unrealized appreciation
           on investments, futures, swap
           contracts, foreign capital gains tax on
           appreciated securities and foreign
           currency translations ......................      2,330,580      983,782        70,115      152,973
                                                         -------------   ----------   -----------   ----------
         NET REALIZED AND UNREALIZED
           GAIN (LOSS) ................................      3,427,312      764,797      (133,422)       8,509
                                                         -------------   ----------   -----------   ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ........................  $   3,686,587   $  820,026   $ 4,913,489   $  248,110
                                                         =============   ==========   ===========   ==========

                                                                                        SHORT-TERM
                                                         TOTAL RETURN     MUNICIPAL     MUNICIPAL
                                                         FIXED INCOME       BOND           BOND
                                                             FUND           FUND           FUND
                                                         ------------   ------------   -----------
INVESTMENT INCOME
   Dividend income ....................................  $         --   $         --   $        --
   Interest income ....................................     1,049,889      7,979,213     6,583,923
   Foreign taxes withheld .............................            --             --            --
                                                         ------------   ------------   -----------
      TOTAL INCOME ....................................     1,049,889      7,979,213     6,583,923
EXPENSES
   Investment Advisory fees - Note 3 ..................        49,936        692,668       642,893
   Sub-administration fees - Note 3 ...................        22,835        197,796       183,743
   Administrative fees - Note 3 .......................            --             --            --
   Trustees fees - Note 5 .............................        10,361         24,031        24,022
   Distribution fees - Note 3 .........................         2,575         31,232         9,146
   Legal fees .........................................        74,723         62,484        60,600
   Printing expenses ..................................        41,006         57,733        50,048
   Insurance ..........................................        22,172         33,497        32,653
   Custodian fees .....................................         9,242         13,470        15,233
   Transfer agent fees ................................        90,425         94,447        95,165
   Registration fees ..................................        27,477         51,188        47,133
   Audit fees .........................................        31,381         31,592        31,532
   Pricing fees .......................................        15,396         57,894        38,335
   Amortization of deferred offering costs - Note 2 ...         8,913             --            --
   Other ..............................................         5,956          8,324         8,485
                                                         ------------   ------------   -----------
      TOTAL EXPENSES ..................................       412,398      1,356,356     1,238,988
   Expenses waived by Investment Advisor - Note 3 .....       (49,936)      (372,690)     (345,831)
   Reimbursement from Investment Advisor - Note 3 .....      (279,988)            --            --
   Custody Offset - Note 2 ............................            --             --            --
                                                         ------------   ------------   -----------
      NET EXPENSES ....................................        82,474        983,666       893,157
                                                         ------------   ------------   -----------
      NET INVESTMENT INCOME (LOSS) ....................       967,415      6,995,547     5,690,766
                                                         ------------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES, SWAP CONTRACTS, FOREIGN
   CAPITAL GAINS TAX ON APPRECIATED SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold .......      (169,991)       185,006      (143,998)
   Net realized gain (loss) on futures ................            --             --            --
   Net realized loss on swap contracts ................            --             --            --
   Net realized gain (loss) on
     foreign currency transactions ....................         1,051             --            --
                                                         ------------   ------------   -----------
         Net realized gain (loss) on
           investments, futures, swap contracts
           and foreign currency transactions ..........      (168,940)       185,006      (143,998)
                                                         ------------   ------------   -----------
   Change in unrealized appreciation on investments ...       228,147      2,852,828       925,630
   Change in unrealized appreciation (depreciation)
     on futures .......................................        (1,547)            --            --
   Change in unrealized appreciation on swap
     contracts ........................................            --             --            --
   Change in unrealized on foreign capital gains
     tax on appreciated securities ....................            --             --            --
   Change in unrealized appreciation (depreciation)
     on foreign currency translations .................            --             --            --
                                                         ------------   ------------   -----------
         Net change in unrealized appreciation
           on investments, futures, swap
           contracts, foreign capital gains tax on
           appreciated securities and foreign
           currency translations ......................       226,600      2,852,828       925,630
                                                         ------------   ------------   -----------
         NET REALIZED AND UNREALIZED
           GAIN (LOSS) ................................        57,660      3,037,834       781,632
                                                         ------------   ------------   -----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ........................  $  1,025,075   $ 10,033,381   $ 6,472,398
                                                         ============   ============   ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED)

                                                                                   NORTH AMERICAN EQUITY FUND
                                                                       -------------------------------------------------
                                                                            2006            2005(a)          2005(b)
                                                                       --------------   --------------   ---------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ........................................  $   22,897,980   $    7,714,948   $    15,683,295
Net realized gain (loss) on investments, futures and
  foreign currency transactions .....................................      82,523,753+      19,844,471+       58,764,908+
Change in unrealized appreciation (depreciation)
  on investments, futures, foreign capital gains tax on
  appreciated securities and foreign currency translations ..........      83,486,780       32,655,709       (13,914,149)
                                                                       --------------   --------------   ---------------
  Net increase in net assets resulting from operations ..............     188,908,513       60,215,128        60,534,054
                                                                       --------------   --------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................     (12,335,404)      (4,770,036)      (14,500,092)
Net realized gains:
   Investor Shares ..................................................     (20,970,187)     (43,703,125)      (37,178,610)
                                                                       --------------   --------------   ---------------
   Total dividends and distributions ................................     (33,305,591)     (48,473,161)      (51,678,702)
                                                                       --------------   --------------   ---------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................     107,993,074      399,079,659        71,120,075
Proceeds from shares sold in-kind ...................................     188,271,143               --        29,510,449
Reinvestment of distributions .......................................      21,749,065       43,819,751        37,142,292
Redemption of shares ................................................    (317,239,270)     (24,585,167)      (73,538,728)
Redemption of shares in-kind ........................................    (197,662,858)      (9,926,227)      (80,872,931)
Redemption fees - Note 4 ............................................              --               --                --
                                                                       --------------   --------------   ---------------
   Total increase (decrease) from Investor Share transactions .......    (196,888,846)     408,388,016       (16,638,843)
                                                                       --------------   --------------   ---------------
ADVISOR SHARES(e):
Sales of shares .....................................................         100,000               --                --
                                                                       --------------   --------------   ---------------
   Total increase from Advisor Share transactions ...................         100,000               --                --
                                                                       --------------   --------------   ---------------
   Net increase (decrease) in net assets from share transactions ....    (196,788,846)     408,388,016       (16,638,843)
                                                                       --------------   --------------   ---------------
   Total increase (decrease) in net assets ..........................     (41,185,924)     420,129,983        (7,783,491)
NET ASSETS
Beginning of Period .................................................   1,303,275,582      883,145,599       890,929,090
                                                                       --------------   --------------   ---------------
End of Period .......................................................  $1,262,089,658   $1,303,275,582   $   883,145,599
                                                                       ==============   ==============   ===============
Undistributed net investment income
   (accumulated net investment loss) ................................  $   18,810,339   $    7,556,968   $     4,697,394
                                                                       ==============   ==============   ===============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................       9,242,003       35,726,286         6,378,333
Shares sold in-kind .................................................      16,145,433               --         2,623,151
Reinvestment of distributions .......................................       1,907,813        3,951,285         3,334,137
Redemption of shares ................................................     (27,323,408)      (2,180,883)       (6,682,945)
Redemption of shares in-kind ........................................     (16,916,303)        (900,738)       (7,249,196)
                                                                       --------------   --------------   ---------------
   Net increase (decrease) in Investor Shares .......................     (16,944,462)      36,595,950        (1,596,520)
                                                                       ==============   ==============   ===============
ADVISOR SHARES(e):
Sales of shares .....................................................           8,446               --                --
                                                                       --------------   --------------   ---------------
   Net increase in Advisor Shares ...................................           8,446               --                --
                                                                       ==============   ==============   ===============

(a) For the six months ended October 31, 2005. Effective May 1, 2005,the Fund's fiscal year end changed from April 30 to October 31.
(b) For the year ended April 30, 2005.
(c) Fund commenced investment activities on August 30, 2006.
(d) Fund commenced investment activities on March 31, 2006.
(e) The North American Equity Fund's Advisor Shares commenced operations on March 31, 2006 and the U.S. Opportunities Fund's Advisor Shares commenced operations on May 15, 2006.
  + Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                      INTERNATIONAL DIVERSIFIED      U.S. OPPORTUNITIES       U.S. SMALL AND MID CAP
                                                              VALUE FUND                    FUND                OPPORTUNITIES FUND
                                                      -------------------------  ---------------------------  ---------------------
                                                               2006(c)               2006           2005             2006(d)
                                                             -----------         ------------   ------------       -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................         $    39,060         $   (195,360)  $   (345,989)      $    (2,731)
Net realized gain (loss) on investments, futures and
  foreign currency transactions ....................              56,178           20,946,038      6,009,043           (76,923)
Change in unrealized appreciation (depreciation)
  on investments, futures, foreign capital gains tax
  on appreciated securities and foreign currency
  translations .....................................             441,864           12,710,043      4,711,259           305,653
                                                             -----------         ------------   ------------       -----------
  Net increase in net assets resulting from
    operations .....................................             537,102           33,460,721     10,374,313           225,999
                                                             -----------         ------------   ------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................                  --                   --             --                --
Net realized gains:
   Investor Shares .................................                  --           (5,427,542)    (9,179,135)               --
                                                             -----------         ------------   ------------       -----------
   Total dividends and distributions ...............                  --           (5,427,542)    (9,179,135)               --
                                                             -----------         ------------   ------------       -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................           9,000,000          100,672,739     87,562,547         6,738,014
Proceeds from shares sold in-kind ..................                  --                   --             --                --
Reinvestment of distributions ......................                  --            5,298,332      8,951,319                --
Redemption of shares ...............................                  --          (43,455,762)   (30,951,837)               --
Redemption of shares in-kind .......................                  --                   --             --                --
Redemption fees - Note 4 ...........................                  --               21,450         30,653                --
                                                             -----------         ------------   ------------       -----------
   Total increase (decrease) from Investor Share
     transactions ..................................           9,000,000           62,536,759     65,592,682         6,738,014
                                                             -----------         ------------   ------------       -----------
ADVISOR SHARES(e):
Sales of shares ....................................           1,000,000              639,741             --           500,000
                                                             -----------         ------------   ------------       -----------
   Total increase from Advisor Share transactions ..           1,000,000              639,741             --           500,000
                                                             -----------         ------------   ------------       -----------
   Net increase (decrease) in net assets from
     share transactions ............................          10,000,000           63,176,500     65,592,682         7,238,014
                                                             -----------         ------------   ------------       -----------
   Total increase (decrease) in net assets .........          10,537,102           91,209,679     66,787,860         7,464,013
NET ASSETS
Beginning of Period ................................                  --          140,466,625     73,678,765                --
                                                             -----------         ------------   ------------       -----------
End of Period ......................................         $10,537,102         $231,676,304   $140,466,625       $ 7,464,013
                                                             ===========         ============   ============       ===========
Undistributed net investment income
   (accumulated net investment loss) ...............         $    35,474         $         --   $         --       $    (3,554)
                                                             ===========         ============   ============       ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ....................................             900,000            4,637,415      4,530,486           678,547
Shares sold in-kind ................................                  --                   --             --                --
Reinvestment of distributions ......................                  --              263,993        477,404                --
Redemption of shares ...............................                  --           (2,030,621)    (1,625,973)               --
Redemption of shares in-kind .......................                  --                   --             --                --
                                                             -----------         ------------   ------------       -----------
   Net increase (decrease) in Investor Shares ......             900,000            2,870,787      3,381,917           678,547
                                                             ===========         ============   ============       ===========
ADVISOR SHARES(e):
Sales of shares ....................................             100,000               28,966             --            50,000
                                                             -----------         ------------   ------------       -----------
   Net increase in Advisor Shares ..................             100,000               28,966             --            50,000
                                                             ===========         ============   ============       ===========



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                            INTERNATIONAL
                                                                              ALPHA FUND
                                                                       ------------------------
                                                                          2006          2005
                                                                       -----------   ----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ...............................................  $   259,275   $  108,423
Net realized gain (loss) on investments, futures, swap contracts and
  foreign currency transactions .....................................    1,096,732    1,070,711
Change in unrealized appreciation (depreciation) on investments, futures, swap contracts, foreign capital gains tax on appreciated
  securities and foreign currency translations ......................    2,330,580     (151,981)
                                                                       -----------   ----------
   Net increase in net assets resulting from operations .............    3,686,587    1,027,153
                                                                       -----------   ----------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ..................................................     (128,898)     (71,012)
   Advisor Shares ...................................................           --           --
                                                                       -----------   ----------
   Total dividends ..................................................     (128,898)     (71,012)
                                                                       -----------   ----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................   14,728,546      513,556
Reinvestment of distributions .......................................      125,253       68,000
Redemption of shares ................................................   (1,070,040)    (225,858)
                                                                       -----------   ----------
   Total increase from Investor Share transactions ..................   13,783,759      355,698
                                                                       -----------   ----------
ADVISOR SHARES(d):
Sales of shares .....................................................   20,725,376           --
Reinvestment of distributions .......................................           --           --
Redemption of shares ................................................     (170,017)          --
Redemption fees - Note 4 ............................................          993           --
                                                                       -----------   ----------
   Total increase from Advisor Share transactions ...................   20,556,352           --
                                                                       -----------   ----------
   Net increase in net assets from share transactions ...............   34,340,111      355,698
                                                                       -----------   ----------
   Total increase in net assets .....................................   37,897,800    1,311,839
NET ASSETS

Beginning of Period .................................................    6,544,772    5,232,933
                                                                       -----------   ----------
End of Period .......................................................  $44,442,572   $6,544,772
                                                                       ===========   ==========
Undistributed (distributions in excess of) net investment income ....  $   212,556   $  111,961
                                                                       ===========   ==========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares .....................................................    1,469,451       63,761
Reinvestment of distributions .......................................       14,397        9,214
Redemption of shares ................................................     (110,493)     (28,287)
                                                                       -----------   ----------
   Net increase in Investor Shares ..................................    1,373,355       44,688
                                                                       ===========   ==========
ADVISOR SHARES(d):
Sales of shares .....................................................    2,036,164           --
Reinvestment of distributions .......................................           --           --
Redemption of shares ................................................      (16,388)          --
                                                                       -----------   ----------
   Net increase in Advisor Shares ...................................    2,019,776           --
                                                                       ===========   ==========

(a) Fund commenced investment activities on March 31, 2006.
(b) Fund commenced investment activities on December 31, 2004.
(c) Fund commenced investment activities on June 30, 2006.
(d) The International Alpha Fund's Advisor Shares commenced operations on May 15, 2006.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                              EMERGING MARKET              ENHANCED               STRATEGIC
                                                                EQUITY FUND              INCOME FUND              BOND FUND
                                                              ---------------   -----------------------------   -------------
                                                                  2006(a)            2006          2005(b)          2006(c)
                                                              ---------------   -------------   -------------   -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .....................................   $        55,229   $   5,046,911   $   2,255,776   $     239,601
Net realized gain (loss) on investments, futures, swap
   contracts and foreign currency transactions ............          (218,985)       (203,537)        120,013        (144,464)
Change in unrealized appreciation (depreciation) on
   investments, futures, swap contracts, foreign
   capital gains tax on appreciated securities and
   foreign currency translations ..........................           983,782          70,115        (452,751)        152,973
                                                              ---------------   -------------   -------------   -------------
   Net increase in net assets resulting from operations ...           820,026       4,913,489       1,923,038         248,110
                                                              ---------------   -------------   -------------   -------------
DIVIDENDS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ........................................                --      (5,220,764)     (2,319,021)       (146,680)
   Advisor Shares .........................................                --         (49,587)        (24,061)         (7,110)
                                                              ---------------   -------------   -------------   -------------
   Total dividends ........................................                --      (5,270,351)     (2,343,082)       (153,790)
                                                              ---------------   -------------   -------------   -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...........................................        12,000,008       2,541,497      99,217,623      19,000,000
Reinvestment of distributions .............................                --       5,220,492       2,319,020         146,680
Redemption of shares ......................................                --         (79,750)        (14,581)             --
                                                              ---------------   -------------   -------------   -------------
   Total increase from Investor Share transactions ........        12,000,008       7,682,239     101,522,062      19,146,680
                                                              ---------------   -------------   -------------   -------------
ADVISOR SHARES(d):
Sales of shares ...........................................         1,000,000          36,515       1,019,500       1,000,000
Reinvestment of distributions .............................                --          49,587          24,062           7,110
Redemption of shares ......................................                --          (7,227)        (10,165)             --
Redemption fees - Note 4 ..................................                --              --              --              --
                                                              ---------------   -------------   -------------   -------------
   Total increase from Advisor Share transactions .........         1,000,000          78,875       1,033,397       1,007,110
                                                              ---------------   -------------   -------------   -------------
   Net increase in net assets from share transactions .....        13,000,008       7,761,114     102,555,459      20,153,790
                                                              ---------------   -------------   -------------   -------------
   Total increase in net assets ...........................        13,820,034       7,404,252     102,135,415      20,248,110
NET ASSETS
Beginning of Period .......................................                --     102,135,415              --              --
                                                              ---------------   -------------   -------------   -------------
End of Period .............................................   $    13,820,034   $ 109,539,667   $ 102,135,415   $  20,248,110
                                                              ===============   =============   =============   =============
Undistributed (distributions in excess of) net
   investment income ......................................   $        51,980   $     (25,804)  $         (10)  $      53,492
                                                              ===============   =============   =============   =============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ...........................................         1,210,713         189,266       9,925,766       1,900,000
Reinvestment of distributions .............................                --         592,037         232,006          14,727
Redemption of shares ......................................                --          (8,020)         (1,458)             --
                                                              ---------------   -------------   -------------   -------------
   Net increase in Investor Shares ........................         1,210,713         773,283      10,156,314       1,914,727
                                                              ===============   =============   =============   =============
ADVISOR SHARES(d):
Sales of shares ...........................................           100,000           3,045         101,952         100,000
Reinvestment of distributions .............................                --           5,626           2,407             714
Redemption of shares ......................................                --            (727)         (1,019)             --
                                                              ---------------   -------------   -------------   -------------
   Net increase in Advisor Shares .........................           100,000           7,944         103,340         100,714
                                                              ===============   =============   =============   =============



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,

                                                                     TOTAL RETURN FIXED
                                                                         INCOME FUND
                                                               -------------------------------
                                                                    2006           2005(a)
                                                               --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ......................................   $      967,415   $      302,426
Net realized gain (loss) on investments and
   foreign currency transactions ...........................         (168,940)          22,421
Change in unrealized appreciation (depreciation) on
   investments and futures .................................          226,600         (174,060)
                                                               --------------   --------------
   Net increase in net assets resulting from operations ....        1,025,075          150,787
                                                               --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .........................................         (952,739)        (275,587)
   Advisor Shares ..........................................          (47,476)         (28,484)
Net realized gains:
   Investor Shares .........................................          (30,182)              --
   Advisor Shares ..........................................           (1,713)              --
                                                               --------------   --------------
   Total dividends and distributions .......................       (1,032,110)        (304,071)
                                                               --------------   --------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ............................................        3,969,060        9,000,000
Proceeds from shares sold in-kind ..........................        8,819,298               --
Reinvestment of distributions ..............................          982,921          275,587
Redemption of shares .......................................       (1,109,764)              --
                                                               --------------   --------------
   Total increase from Investor Share transactions .........       12,661,515        9,275,587
                                                               --------------   --------------
ADVISOR SHARES:
Sales of shares ............................................           21,000        1,000,000
Reinvestment of distributions ..............................           49,189           28,484
Redemption of shares .......................................          (20,894)              --
                                                               --------------   --------------
   Total increase from Advisor Share transactions ..........           49,295        1,028,484
                                                               --------------   --------------
   Net increase in net assets from share transactions ......       12,710,810       10,304,071
                                                               --------------   --------------
   Total increase in net assets ............................       12,703,775       10,150,787
NET ASSETS
Beginning of Period ........................................       10,150,787               --
                                                               --------------   --------------
End of Period ..............................................   $   22,854,562   $   10,150,787
                                                               ==============   ==============
Undistributed (distributions in excess of) net investment
   income ..................................................   $      (30,703)  $           --
                                                               ==============   ==============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ............................................          409,708          900,000
Shares sold in-kind ........................................          897,182               --
Reinvestment of distributions ..............................          100,810           27,508
Redemption of shares .......................................         (114,019)              --
                                                               --------------   --------------
   Net increase in Investor Shares .........................        1,293,681          927,508
                                                               ==============   ==============
ADVISOR SHARES:
Sales of shares ............................................            2,115          100,000
Reinvestment of distributions ..............................            5,036            2,843
Redemption of shares .......................................           (2,132)              --
                                                               --------------   --------------
   Net increase in Advisor Shares ..........................            5,019          102,843
                                                               ==============   ==============

(a) Fund commenced investment activities on December 31, 2004.



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          MUNICIPAL                   SHORT-TERM MUNICIPAL
                                                                          BOND FUND                         BOND FUND
                                                               -------------------------------   -------------------------------
                                                                    2006             2005             2006             2005
                                                               --------------   --------------   --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ......................................   $    6,995,547   $    2,833,431   $    5,690,766   $    3,141,473
Net realized gain (loss) on investments and
   foreign currency transactions ...........................          185,006         (100,541)        (143,998)        (235,837)
Change in unrealized appreciation (depreciation) on
   investments and futures .................................        2,852,828       (1,078,720)         925,630         (425,270)
                                                               --------------   --------------   --------------   --------------
   Net increase in net assets resulting from operations ....       10,033,381        1,654,170        6,472,398        2,480,366
                                                               --------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .........................................       (6,335,605)      (2,667,734)      (5,513,943)      (3,049,821)
   Advisor Shares ..........................................         (459,672)        (141,656)        (119,076)         (62,431)
Net realized gains:
   Investor Shares .........................................               --               --               --               --
   Advisor Shares ..........................................               --               --               --               --
                                                               --------------   --------------   --------------   --------------
   Total dividends and distributions .......................       (6,795,277)      (2,809,390)      (5,633,019)      (3,112,252)
                                                               --------------   --------------   --------------   --------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ............................................      165,291,635       57,527,571      104,290,661       90,049,810
Proceeds from shares sold in-kind ..........................               --               --               --               --
Reinvestment of distributions ..............................        6,028,471        2,545,743        4,722,331        2,963,126
Redemption of shares .......................................      (25,578,689)      (8,652,325)     (53,629,074)     (35,360,575)
                                                               --------------   --------------   --------------   --------------
   Total increase from Investor Share transactions .........      145,741,417       51,420,989       55,383,918       57,652,361
                                                               --------------   --------------   --------------   --------------
ADVISOR SHARES:
Sales of shares ............................................        8,232,470        8,871,475        1,610,814        3,551,726
Reinvestment of distributions ..............................          438,872          140,656           93,382           56,381
Redemption of shares .......................................       (2,424,197)      (2,457,631)      (1,098,912)      (1,806,060)
                                                               --------------   --------------   --------------   --------------
   Total increase from Advisor Share transactions ..........        6,247,145        6,554,500          605,284        1,802,047
                                                               --------------   --------------   --------------   --------------
   Net increase in net assets from share transactions ......      151,988,562       57,975,489       55,989,202       59,454,408
                                                               --------------   --------------   --------------   --------------
   Total increase in net assets ............................      155,226,666       56,820,269       56,828,581       58,822,522
NET ASSETS
Beginning of Period ........................................      104,489,386       47,669,117      134,173,989       75,351,467
                                                               --------------   --------------   --------------   --------------
End of Period ..............................................   $  259,716,052   $  104,489,386   $  191,002,570   $  134,173,989
                                                               ==============   ==============   ==============   ==============
Undistributed (distributions in excess of) net investment
   income ..................................................   $      253,987   $       53,717   $       90,439   $       32,692
                                                               ==============   ==============   ==============   ==============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ............................................       16,564,601        5,718,745       10,518,310        9,037,971
Shares sold in-kind ........................................               --               --               --               --
Reinvestment of distributions ..............................          602,199          253,397          475,975          297,625
Redemption of shares .......................................       (2,560,647)        (861,090)      (5,408,658)      (3,549,879)
                                                               --------------   --------------   --------------   --------------
   Net increase in Investor Shares .........................       14,606,153        5,111,052        5,585,627        5,785,717
                                                               ==============   ==============   ==============   ==============
ADVISOR SHARES:
Sales of shares ............................................          823,851          882,658          162,507          357,036
Reinvestment of distributions ..............................           43,868           14,007            9,414            5,664
Redemption of shares .......................................         (242,641)        (243,487)        (110,832)        (181,331)
                                                               --------------   --------------   --------------   --------------
   Net increase in Advisor Shares ..........................          625,078          653,178           61,089          181,369
                                                               ==============   ==============   ==============   ==============



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    NET ASSET                                               DIVIDENDS
                                      VALUE,        NET       NET REALIZED AND  TOTAL FROM   FROM NET   DISTRIBUTIONS
                                    BEGINNING   INVESTMENT    UNREALIZED GAINS  INVESTMENT  INVESTMENT     FROM NET        TOTAL
                                    OF PERIOD  INCOME (LOSS)      (LOSSES)      OPERATIONS    INCOME    REALIZED GAIN  DISTRIBUTIONS
                                    ---------  -------------  ----------------  ----------  ----------  -------------  -------------
NORTH AMERICAN EQUITY FUND
  Investor Shares
    2006 .........................   $ 11.15     $   0.23        $    1.53       $   1.76    $ (0.10)     $  (0.18)      $  (0.28)
    2005(b) ......................     11.00         0.06             0.63           0.69      (0.05)        (0.49)         (0.54)
    2005(c) ......................     10.88         0.22             0.62           0.84      (0.20)        (0.52)         (0.72)
    2004(c)(d) ...................     10.00         0.09             0.86           0.95      (0.04)        (0.03)         (0.07)
  Advisor Shares
    2006(e) ......................   $ 11.84     $   0.22        $    0.55       $   0.77    $    --      $     --       $     --

INTERNATIONAL DIVERSIFIED VALUE FUND
  Investor Shares
    2006(f) ......................   $ 10.00     $   0.04        $    0.50       $   0.54    $    --      $     --       $     --
  Advisor Shares
    2006(f) ......................   $ 10.00     $   0.04        $    0.49       $   0.53    $    --      $     --       $     --

U.S. OPPORTUNITIES FUND
  Investor Shares
    2006 .........................   $ 19.66     $     --(h)     $    4.15+      $   4.15    $    --      $  (0.75)      $  (0.75)
    2005 .........................     19.58           --(h)          2.11+          2.11         --         (2.03)         (2.03)
    2004 .........................     16.18           --(h)          3.40+          3.40         --            --              --
    2003 .........................     12.57        (0.16)            4.11           3.95         --         (0.34)         (0.34)
    2002 .........................     15.17        (0.10)           (1.15)         (1.25)        --         (1.35)         (1.35)
  Advisor Shares
    2006(g) ......................   $ 22.21     $     --(h)     $    0.83       $   0.83    $    --      $     --       $     --

U.S. SMALL AND MID CAP OPPORTUNITIES FUND
  Investor Shares
    2006(e) ......................   $ 10.00     $     --(h)     $    0.25       $   0.25    $    --      $     --       $     --
  Advisor Shares
    2006(e) ......................   $ 10.00     $     --(h)     $    0.23       $   0.23    $    --      $     --       $     --

INTERNATIONAL ALPHA FUND
  Investor Shares
    2006 .........................   $  8.35     $   0.12        $    2.34       $   2.46    $ (0.17)    $      --       $  (0.17)
    2005 .........................      7.08         0.14             1.22           1.36      (0.09)           --          (0.09)
    2004 .........................      6.37         0.09             0.75           0.84      (0.13)           --          (0.13)
    2003 .........................      5.37         0.10             1.08           1.18      (0.12)        (0.06)         (0.18)
    2002 .........................      7.26         0.04            (1.13)         (1.09)        --         (0.80)         (0.80)
  Advisor Shares
    2006(g) ......................   $ 10.23     $     --(h)     $    0.41+      $   0.41    $    --      $     --       $     --

EMERGING MARKET EQUITY FUND
  Investor Shares
    2006(e) ......................   $ 10.00     $   0.04        $    0.51       $   0.55    $    --      $     --       $     --
  Advisor Shares
    2006(e) ......................   $ 10.00     $   0.04        $    0.49       $   0.53    $    --      $     --       $     --

  * Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.
 ** Had custody offsets been included the ratios would have been 1.75% and 2.00%
    for the Investor Shares and Advisor Shares, respectively.
  + Includes redemption fees. Amount less than $0.01 per share.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) For the six months ended October 31, 2005. The North American Equity
    Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c) For the year or period ended April 30.
(d) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(f) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(g) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(h) Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                                            RATIO OF                         RATIO OF
                                                                           EXPENSES TO       RATIO OF     NET INVESTMENT
                                                                           AVERAGE NET     EXPENSES TO    INCOME (LOSS)
                                                                             ASSETS        AVERAGE NET    TO AVERAGE NET
                                                                           (INCLUDING         ASSETS          ASSETS
                                                                           WAIVERS AND      (EXCLUDING     (INCLUDING
                                    NET ASSET               NET ASSETS,  REIMBURSEMENTS,      WAIVERS,       WAIVERS,     PORTFOLIO
                                    VALUE, END    TOTAL       END OF        EXCLUDING     REIMBURSEMENTS  REIMBURSEMENTS  TURNOVER
                                    OF PERIOD   RETURN(a)  PERIOD (000)      OFFSETS)      AND OFFSETS)    AND OFFSETS)     RATE
                                    ----------  ---------  ------------  ---------------  --------------  --------------  ---------
NORTH AMERICAN EQUITY FUND
  Investor Shares
    2006 .........................   $  12.63     16.04%   $  1,261,983       0.33%            0.33%           1.66%          51%
    2005(b) ......................      11.15      6.35       1,303,276       0.35             0.35            1.39           30
    2005(c) ......................      11.00      7.59         883,146       0.33             0.33            1.79           89
    2004(c)(d) ...................      10.88      9.56         890,929       0.37             0.37            1.29           54
  Advisor Shares
    2006(e) ......................   $  12.61      6.50%   $        107       0.68%            0.68%           1.17%          51%

INTERNATIONAL DIVERSIFIED VALUE FUND
  Investor Shares
    2006(f) ......................   $  10.54      5.40%   $      9,484       1.25%            8.61%           2.30%           7%
  Advisor Shares
    2006(f) ......................   $  10.53      5.30%   $      1,053       1.50%            8.86%           2.05%           7%

U.S. OPPORTUNITIES FUND
  Investor Shares
    2006 .........................   $  23.06     21.67%   $    231,009       1.21%            1.21%          (0.11)%        101%
    2005 .........................      19.66     11.26         140,467       1.13             1.13           (0.29)         107
    2004 .........................      19.58     21.01          73,679       1.62             1.62           (0.83)         144
    2003 .........................      16.18     32.13          46,783       1.93             2.25           (1.22)         162
    2002 .........................      12.57     (9.91)         41,857       1.49             1.50           (0.75)          81
  Advisor Shares
    2006(g) ......................   $  23.04      3.74%   $        667       1.68%            1.68%          (0.31)%        101%

U.S. SMALL AND MID CAP OPPORTUNITIES FUND
  Investor Shares
    2006(e) ......................   $  10.25      2.50%   $      6,952       1.55*%           6.14%          (0.05)%         46%
  Advisor Shares
    2006(e) ......................   $  10.23      2.30%   $        512       1.79*%           6.89%          (0.33)%         46%

INTERNATIONAL ALPHA FUND
  Investor Shares
    2006 .........................   $  10.64     29.86%   $     22,962       1.25%            2.45%           1.68%          76%
    2005 .........................       8.35     19.45           6,545       1.25             3.88            1.85          126
    2004 .........................       7.08     13.31           5,233       1.25             3.36            1.16          136
    2003 .........................       6.37     22.66           6,242       1.25             3.27            2.09           50
    2002 .........................       5.37    (17.20)          6,427       1.14             1.94            0.60          111
  Advisor Shares
    2006(g) ......................   $  10.64      4.01%   $     21,481       1.50%            2.43%          (0.03)%         76%

EMERGING MARKET EQUITY FUND
  Investor Shares
    2006(e) ......................   $  10.55      5.50%   $     12,767       1.87%**          4.88%           0.88%          49%
  Advisor Shares
    2006(e) ......................   $  10.53      5.30%   $      1,053       2.12%**          5.10%           0.71%          49%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 NET ASSET                                                DIVIDENDS
                                   VALUE,        NET      NET REALIZED AND   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                 BEGINNING   INVESTMENT   UNREALIZED GAINS   INVESTMENT   INVESTMENT      FROM NET         TOTAL
                                 OF PERIOD     INCOME         (LOSSES)       OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                                 ---------   ----------   ----------------   ----------   ----------   -------------   -------------
ENHANCED INCOME FUND
  Investor Shares
    2006 .....................    $  9.96      $ 0.49          $ (0.03)        $ 0.46      $ (0.50)       $    --         $ (0.50)
    2005(b) ..................      10.00        0.26            (0.04)          0.22        (0.26)            --           (0.26)
  Advisor Shares
    2006 .....................    $  9.96      $ 0.47          $ (0.04)        $ 0.43      $ (0.47)       $    --         $ (0.47)
    2005(b) ..................      10.00        0.23            (0.04)          0.19        (0.23)            --           (0.23)

STRATEGIC BOND FUND
  Investor Shares
    2006(c) ..................    $ 10.00      $ 0.10          $  0.03         $ 0.13      $ (0.08)       $    --         $ (0.08)
  Advisor Shares
    2006(c) ..................    $ 10.00      $ 0.10          $  0.01         $ 0.11      $ (0.07)       $    --         $ (0.07)

TOTAL RETURN FIXED INCOME FUND
  Investor Shares
    2006 .....................    $  9.85      $ 0.48          $ (0.01)        $ 0.47      $ (0.49)       $ (0.02)        $ (0.51)
    2005(b) ..................      10.00        0.30            (0.15)          0.15        (0.30)            --           (0.30)
  Advisor Shares
    2006 .....................    $  9.85      $ 0.44          $    --         $ 0.44      $ (0.45)       $ (0.02)        $ (0.47)
    2005(b) ..................      10.00        0.28            (0.15)          0.13        (0.28)            --           (0.28)

MUNICIPAL BOND FUND
  Investor Shares
    2006 .....................    $  9.97      $ 0.40          $  0.12         $ 0.52      $ (0.39)       $    --         $ (0.39)
    2005 .....................      10.12        0.36            (0.15)          0.21        (0.36)            --           (0.36)
    2004(d) ..................      10.00        0.24             0.11           0.35        (0.23)            --           (0.23)
  Advisor Shares
    2006 .....................    $  9.97      $ 0.37          $  0.13         $ 0.50      $ (0.37)       $    --         $ (0.37)
    2005 .....................      10.11        0.34            (0.14)          0.20        (0.34)            --           (0.34)
    2004(d) ..................      10.00        0.21             0.11           0.32        (0.21)            --           (0.21)

SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
    2006 .....................    $  9.92      $ 0.35          $  0.04         $ 0.39      $ (0.35)       $    --         $ (0.35)
    2005 .....................       9.97        0.29            (0.05)          0.24        (0.29)            --           (0.29)
    2004(d) ..................      10.00        0.15            (0.03)          0.12        (0.15)            --           (0.15)
  Advisor Shares
    2006 .....................    $  9.92      $ 0.32          $  0.04         $ 0.36      $ (0.32)       $    --         $ (0.32)
    2005 .....................       9.97        0.27            (0.05)          0.22        (0.27)            --           (0.27)
    2004(d) ..................      10.00        0.13            (0.03)          0.10        (0.13)            --           (0.13)




  * Had custody offsets been included the ratios would have been 1.15% and 1.40% for the Investor Shares and Advisor Shares, respectively.
 ** Had custody offsets been included the ratios would have been 0.55% and 0.80%
    for the Investor Shares and Advisor Shares, respectively.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c) Commenced operations on June 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                                          RATIO OF                        RATIO OF
                                                                        EXPENSES TO       RATIO OF     NET INVESTMENT
                                                                          AVERAGE        EXPENSES TO      INCOME TO
                                                                        NET ASSETS       AVERAGE NET       AVERAGE
                                                                         (INCLUDING        ASSETS        NET ASSETS
                                                                        WAIVERS AND      (EXCLUDING      (INCLUDING
                                 NET ASSET               NET ASSETS,  REIMBURSEMENTS,     WAIVERS,        WAIVERS,     PORTFOLIO
                                 VALUE, END    TOTAL       END OF       EXCLUDING      REIMBURSEMENTS  REIMBURSEMENTS  TURNOVER
                                 OF PERIOD   RETURN(a)  PERIOD (000)     OFFSETS)       AND OFFSETS)    AND OFFSETS)     RATE
                                 ----------  ---------  ------------  ---------------  --------------  --------------  ---------
ENHANCED INCOME FUND
  Investor Shares
    2006 .....................     $  9.92      4.68%     $ 108,435         0.40%           0.72%           4.78%          78%
    2005(b) ..................        9.96      2.17        101,106         0.40            0.82            3.08           61
  Advisor Shares
    2006 .....................     $  9.92      4.40%     $   1,105         0.65%           0.97%           4.53%          78%
    2005(b) ..................        9.96      1.96          1,029         0.65            1.07            2.69           61

STRATEGIC BOND FUND
  Investor Shares
    2006(c) ..................     $ 10.05      1.28%     $  19,236         1.23%*          4.67%           3.56%         321%
  Advisor Shares
    2006(c) ..................     $ 10.04      1.12%     $   1,012         1.48%*          4.92%           3.31%         321%

TOTAL RETURN FIXED INCOME FUND
  Investor Shares
    2006 .....................     $  9.81      4.90%     $  21,795         0.40%           2.05%           4.86%         295%
    2005(b) ..................        9.85      1.51          9,138         0.40            3.05            3.61          571
  Advisor Shares
    2006 .....................     $  9.82      4.56%     $   1,060         0.65%           2.37%           4.59%         295%
    2005(b) ..................        9.85      1.30          1,013         0.65            3.30            3.35          571

MUNICIPAL BOND FUND
  Investor Shares
    2006 .....................     $ 10.10      5.36%     $ 244,919         0.55%           0.77%           4.06%          15%
    2005 .....................        9.97      2.14         96,114         0.55            0.93            3.70           27
    2004(d) ..................       10.12      3.53         45,781         0.56**          1.41            2.82           46
  Advisor Shares
    2006 .....................     $ 10.10      5.10%     $  14,797         0.80%           1.01%           3.79%          15%
    2005 .....................        9.97      1.99          8,375         0.80            1.18            3.52           27
    2004(d) ..................       10.11      3.21          1,888         0.81**          1.64            2.49           46

SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
    2006 .....................     $  9.96      3.97%     $ 187,268         0.55%           0.77%           3.55%          24%
    2005 .....................        9.92      2.47        131,062         0.55            0.85            3.03           36
    2004(d) ..................        9.97      1.26         74,031         0.56**          1.30            1.95           17
  Advisor Shares
    2006 .....................     $  9.96      3.71%     $   3,735         0.80%           1.01%           3.29%          24%
    2005 .....................        9.92      2.21          3,112         0.80            1.10            2.80           36
    2004(d) ..................        9.97      1.05          1,320         0.81**          1.44            1.68           17




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                                       105

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006


NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SGST was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 2003. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising the Trust. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate investment portfolios: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder U.S. Opportunities and Schroder International Alpha Funds were offered beginning on May 15, 2006. A third portfolio of SCFD, Schroder U.S. Large Cap Equity Fund, was liquidated following its close of business on April 27, 2006.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into eight separate investment portfolios: Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Funds, the "Funds"). Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund and Schroder Strategic Bond Fund commenced operations as of August 30, 2006 and June 30, 2006, respectively.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for foreign securities held by the Schroder
International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Diversified Value, Schroder International Alpha and Schroder Emerging Market Equity Funds will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are prorated to the respective classes based on relative net assets.

CLASSES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder North American Equity, Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha and Schroder Emerging Market Equity Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Dividends and distributions to shareholders from net investment income are declared and distributed quarterly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Strategic Bond Fund. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Schroder Enhanced Income, Schroder Strategic Bond and Schroder Total Return Fixed Income Funds may enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into "interest rate" swap transactions. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statement of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder North American Equity, Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunites, Schroder International Alpha and Schroder Emerging Market Equity Funds may invest in equity-linked and index-linked warrants. The Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

--------------------------------------------------------------------------------


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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


RESTRICTED SECURITIES: As of October 31, 2006, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of October 31, 2006, were as follows:

                                        PRINCIPAL       ACQUISITION                                % OF NET
                                          AMOUNT           DATE         COST       MARKET VALUE     ASSETS
-----------------------------------------------------------------------------------------------------------
ENHANCED INCOME FUND
Lehman Brothers Small Balance
  Commercial IO
  0.850%, 2/25/30                      $15,038,857        4/8/05     $  470,998      $  216,184      0.2%

TOTAL RETURN FIXED INCOME FUND
Hedged Mutual Fund Fee Trust
  5.220%, 11/30/10                         145,411        1/7/05        146,007         144,349      0.7
Hedged Mutual Fund Fee Trust
  4.840%, 3/02/11                          190,646        1/7/05        189,846         187,196      0.8

MUNICIPAL BOND FUND
Crenshaw County, Industrial
  Development Board RB
  5.600%, 3/01/08                          250,000       2/26/04        256,768         252,858      0.1
Denver City & County Multi-
  Family Housing RB
  3.480%, 4/15/14                          600,000       4/17/06        600,000         600,000      0.2
Jacksonville, Health
  Facilities RB
  5.000%, 11/15/15                         125,000       8/25/05        129,802         125,139      0.1
Kidspeace National Centers
  of Georgia, USDA
  4.500%, 12/01/28                         250,000       1/05/04        250,000         249,645      0.1

SHORT-TERM MUNICIPAL BOND FUND
Atlantic City, Municipal
  Utilities Authority RB
  5.000%, 1/01/08                        3,895,000       6/09/05      3,968,695       3,926,355      2.1
Denver City & County Multi-
  Family Housing RB
  3.480%, 4/15/14                        3,000,000      10/19/05      3,000,000       3,000,000      1.6
Hapeville, Development
  Authority RB
  6.500%, 8/01/09                          490,000       7/12/06        490,000         496,439      0.2
Kidspeace National Centers
  of Georgia, USDA
  4.500%, 12/01/28                         250,000       1/05/04        250,000         249,645      0.1

MORTGAGE DOLLAR ROLLS: The Schroder Enhanced Income, Schroder Strategic Bond and the Schroder Total Return Fixed Income Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

OFFERING COSTS: Offering costs, which include prospectus typesetting and printing and other fees incurred for the preparation of the initial registration statement, are amortized over a twelve-month period from each Fund's inception date. As of October 31, 2006, offering costs have been fully amortized for Schroder Enhanced Income and Schroder Total Return Fixed Income Funds. During the year ended October 31, 2006, the Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder Emerging Market Equity, and Schroder Strategic Bond Funds commenced operations and incurred offering costs of $78,050, $88,229, $70,658, and $63,908, respectively. Schroder
Investment Management North America, Inc. ("SIMNA") absorbed $34,216, $65,824, $44,162, and $58,253 of the offering costs for Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder Emerging Market Equity, and Schroder Strategic Bond Funds, respectively. The amortized portion of the offering costs and the amount absorbed by SIMNA are included in amortization of deferred offering costs and reimbursement from Investment Adviser on the Statements of Operations. The remaining offering costs are being amortized over a twelve-month period from each Fund's inception date and are reflected as deferred offering costs in the Statements of Assets and Liabilities.

CUSTODY OFFSET: The Schroder U.S. Small and Mid Cap Opportunities, Schroder Emerging Market Equity and Schroder Strategic Bond Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The custodian fees shown on the Statements of Operations are in total and do not reflect the expense reductions which are shown separately.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately:
0.25% for the Schroder North American Equity Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund; effective May 1, 2006, 1.00% for the Schroder U.S. Opportunities Fund and prior to May 1, 2006, 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for the Schroder U.S. Opportunities Fund; effective April 1, 2006, 0.975% for the Schroder International Alpha Fund and prior to April 1, 2006, 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for the Schroder International Alpha Fund; 0.25% for each of Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund; 0.75% for the Schroder Strategic Bond Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Alpha Fund through March 31, 2006 to the annual rate of 0.45% of that Fund's average daily net assets.

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder North American Equity Fund, the Schroder International Diversified Value Fund, the Schroder International Alpha Fund, the Schroder Emerging Market Equity Fund and the Schroder Strategic Bond Fund. Prior to March 1, 2006, for its services, SIMNA paid SIMNA Ltd. 25% of the investment advisory fees SIMNA received from these Funds. Effective March 1, 2006, SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds.

The administrator of SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. Prior to May 1, 2006 and April 1, 2006, Schroder Advisors served as the administrator to the Schroder U.S. Opportunities Fund and the Schroder International Alpha Fund, respectively. For its services, Schroder Advisors received compensation at an annual rate payable monthly of 0.25% and 0.225% of the average daily net assets of the Schroder U.S. Opportunities Fund and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


the Schroder International Alpha Fund, respectively. Effective May 1, 2006 and April 1, 2006, SIMNA acts as administrator to the Schroder U.S. Opportunities Fund and the Schroder International Alpha Fund, respectively. SIMNA's compensation for its services as administrator is included in the Schroder U.S. Opportunities and the Schroder International Alpha Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses) for the period ended October 31, 2006 to the extent that the total annual fund operating expenses of a Fund allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder U.S. Opportunities Fund, effective May 1, 2006: 1.70%, prior to May 1, 2006: 2.00%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder International Alpha Fund: 1.25%; Schroder Emerging Market Equity Fund: 1.75%; Schroder Enhanced Income Fund: 0.40%; Schroder Strategic Bond Fund: 1.15%; Schroder Total Return Fixed Income Fund: 0.40%; Schroder Municipal Bond Fund:
0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. In addition, in order to limit the expenses of the Advisor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses) for the period ended October 31, 2006 to the extent that the total annual fund operating expenses of a Fund allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.65%; Schroder International Alpha
Fund: 1.50%; Schroder Emerging Market Equity Fund: 2.00%; Schroder Enhanced Income Fund: 0.65%; Schroder Strategic Bond Fund: 1.40%; Schroder Total Return Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These fee waivers have been extended until March 31, 2007 for the Schroder U.S. Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and
Schroder International Alpha Fund Investor Shares and May 9, 2007 for the Schroder U.S., Opportunities Fund and Schroder International Alpha Fund Advisor Shares, until February 28, 2007 for Schroder Enhanced Income Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund, until June 30, 2007 for Schroder Strategic Bond Fund, and until August 30, 2007 for Schroder Total Return Fixed Income Fund. In addition, SIMNA contractually agreed to waive advisory fees it was entitled to receive from Schroder International Alpha Fund to the extent that the advisory fees exceed 0.45% of the Fund's average daily net assets. This fee waiver was terminated effective March 31, 2006. In order to limit the expenses of the Schroder International Diversified Value Fund, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until August 30, 2007 for the Fund to the extent that the Fund's total annual fund operating expenses (other than interest, taxes, and extraordinary expenses) exceed the annual rate of 1.25% and 1.50%, allocable to the Fund's Investor Shares and the Advisor Shares, respectfully (based on the Fund's average daily net assets).




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%, of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

NOTE 4 -- REDEMPTION FEE

The Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Diversified Value, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds for the year ended October 31, 2006 totaled $0, $21,450, $0, $993, $0 and $0, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the fiscal year ended October 31, 2006, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per year. Payment of meeting fees were allocated only among those Funds to which the meeting related. Effective November 1, 2006, several Trustees became Trustee Emeritus. For their services, the Emeritus trustees will instead receive an annual retainer of $15,000, for a period of two years. The Trustees recently approved changes to their compensation arrangements effective for the upcoming fiscal year.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year or period ended October 31, 2006 were as follows:

                                                            PURCHASES     SALES AND MATURITIES
                                                          -------------   --------------------
Schroder North American Equity Fund ...................   $ 681,773,623       $ 804,386,928
Schroder International Diversified Value Fund .........      10,431,542             701,278
Schroder U.S. Opportunities Fund ......................     200,580,095         164,296,242
Schroder U.S. Small and Mid Cap Opportunities Fund ....       9,853,763           3,059,025
Schroder International Alpha Fund .....................      48,863,937          14,716,682
Schroder Emerging Market Equity Fund ..................      18,605,367           5,519,191
Schroder Enhanced Income Fund .........................      37,239,515          49,200,337
Schroder Strategic Bond Fund ..........................      21,336,650          14,484,758
Schroder Total Return Fixed Income Fund ...............      12,364,072           9,820,013
Schroder Municipal Bond Fund ..........................     128,986,478          21,474,867
Schroder Short-Term Municipal Bond Fund ...............      57,189,782          25,585,877



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


Purchases and proceeds from sales and maturities of U.S. Government securities for the year or period ended Occtober 31, 2006 were as follows:

                                                            PURCHASES     SALES AND MATURITIES
                                                          -------------   --------------------
Schroder Enhanced Income Fund .........................    $27,253,030        $17,205,034
Schroder Strategic Bond Fund ..........................     40,445,299         28,072,535
Schroder Total Return Fixed Income Fund ...............     41,210,286         40,108,261

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the periods ended October 31, 2006, October 31, 2005, and April 30, 2005, the Schroder North American Equity Fund realized gains from in-kind redemptions of $29,225,391, $1,239,508 and $2,281,045, respectively.

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2006, the Funds reclassified the following permanent amounts between paid-in capital, undistributed net investment income and accumulated realized gain (loss):

                                                                            INCREASE (DECREASE)     INCREASE (DECREASE)
                                                            INCREASE         UNDISTRIBUTED NET          ACCUMULATED
                                                         PAID-IN CAPITAL     INVESTMENT INCOME     REALIZED GAIN (LOSS)
                                                         ---------------    -------------------    --------------------
Schroder North American Equity Fund ..................      $29,225,391           $690,795             $(29,916,186)
Schroder International Diversified Value Fund ........               --             (3,586)                   3,586
Schroder U.S. Opportunities Fund .....................               --            195,360                 (195,360)
Schroder U.S. Small and Mid Cap Opportunities Fund ...               --               (823)                     823
Schroder International Alpha Fund ....................               --            (29,782)                  29,782
Schroder Emerging Markets Equity Fund ................               --             (3,249)                   3,249
Schroder Enhanced Income Fund ........................               --            197,646                 (197,646)
Schroder Strategic Bond Fund .........................               --            (32,319)                  32,319
Schroder Total Return Fixed Income Fund ..............               --              2,097                   (2,097)

These reclassifications had no impact on the net asset value of the Funds and are presented to show each Fund's capital accounts reflecting permanent book-tax differences.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


The tax character of dividends and distributions declared during the years or periods ended October 31, 2006 and October 31, 2005 (unless otherwise indicated) was as follows:

                                                         ORDINARY      TAX-EXEMPT       LONG-TERM
                                                          INCOME         INCOME       CAPITAL GAIN        TOTAL
                                                      -------------   -------------   -------------   -------------
Schroder North American Equity Fund
   2006 ...........................................     $20,622,880      $       --     $12,682,711     $33,305,591
   2005* ..........................................      26,204,109              --      22,269,052      48,473,161
   2005** .........................................      45,862,771              --       5,815,931      51,678,702
Schroder U.S. Opportunities Fund
   2006 ...........................................              --              --       5,427,542       5,427,542
   2005 ...........................................       1,951,101              --       7,228,034       9,179,135
Schroder International Alpha Fund
   2006 ...........................................         128,898              --              --         128,898
   2005 ...........................................          71,012              --              --          71,012
Schroder Enhanced Income Fund
   2006 ...........................................       5,270,351              --              --       5,270,351
   2005+ ..........................................       2,343,082              --              --       2,343,082
Schroder Strategic Bond Fund
   2006++ .........................................         153,790              --              --         153,790
Schroder Total Return Fixed Income Fund
   2006 ...........................................       1,032,110              --              --       1,032,110
   2005+ ..........................................         304,071              --              --         304,071
Schroder Municipal Bond Fund
   2006 ...........................................         877,054       5,918,223              --       6,795,277
   2005 ...........................................         478,251       2,331,139              --       2,809,390
Schroder Short-Term Municipal Bond Fund
   2006 ...........................................         937,871       4,695,148              --       5,633,019
   2005 ...........................................         550,043       2,562,209              --       3,112,252

 * For the six months ended October 31, 2005. The Fund's fiscal year end changed from April 30 to October 31.
** For the year ended April 30,
 + Fund commenced investment activities on December 31, 2004.
++ Fund commenced investment activities on June 30, 2006.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                        TOTAL
                                                                                                                    DISTRIBUTABLE
                      UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL        UNREALIZED        OTHER        EARNINGS
                        ORDINARY       TAX-EXEMPT       LONG-TERM         LOSS        APPRECIATION     TEMPORARY    (ACCUMULATED
                         INCOME          INCOME       CAPITAL GAIN    CARRYFORWARD   (DEPRECIATION)   DIFFERENCES      LOSSES)
                      -------------   -------------   -------------   ------------   --------------   -----------   -------------
Schroder North
   American
   Equity Fund ....     $38,832,645   $          --     $33,757,513   $         --     $138,342,515     $ (38,382)   $210,894,291
Schroder
   International
   Diversified
   Value Fund .....         140,442              --              --             --          398,127        (1,467)        537,102
Schroder U.S.
   Opportunities
   Fund ...........       7,334,635              --      13,698,498             --       26,287,360            --      47,320,493
Schroder U.S.
   Small and
   Mid Cap
   Opportunities
   Fund ...........           3,892              --              --        (49,147)         278,701        (7,447)        225,999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006

                                                                                                                         TOTAL
                                                                                                                     DISTRIBUTABLE
                      UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL        UNREALIZED       OTHER         EARNINGS
                        ORDINARY       TAX-EXEMPT       LONG-TERM         LOSS         APPRECIATION     TEMPORARY    (ACCUMULATED
                         INCOME          INCOME       CAPITAL GAIN    CARRYFORWARD    (DEPRECIATION)   DIFFERENCES      LOSSES)
                      -------------   -------------   -------------   -------------   --------------   -----------   -------------
Schroder
   International
   Alpha Fund .....        $430,323        $     --             $--    $(11,352,785)      $2,636,591       $(5,253)    $(8,291,124)
Schroder Emerging
   Market Equity
   Fund ...........          61,444              --              --        (159,884)         927,931        (9,465)        820,026
Schroder Enhanced
   Income Fund ....         552,462              --              --        (368,466)        (382,636)     (578,266)       (776,906)
Schroder Strategic
   Bond Fund ......          45,223              --              --        (142,853)         183,683         8,267          94,320
Schroder Total
   Return Fixed
   Income Fund ....          95,481              --              --        (162,689)          33,072      (126,183)       (160,319)
Schroder Municipal
   Bond Fund ......         127,595         773,849              --        (252,645)       2,370,415      (869,833)      2,149,381
Schroder Short-Term
   Municipal Bond
   Fund ...........          93,131         551,326              --        (475,151)         392,859      (622,519)        (60,354)

As of October 31, 2006, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                         EXPIRATION
                                                                            DATES
                                                             AMOUNT      OCTOBER 31,
                                                          ------------   -----------
Schroder U.S. Small and Mid Cap Opportunities Fund ....     $   49,147      2014
Schroder International Alpha Fund .....................      6,998,663      2009
                                                             3,440,360      2010
                                                               913,762      2011
Schroder Emerging Market Equity Fund ..................        159,884      2014
Schroder Enhanced Income Fund .........................          7,778      2013
                                                               360,688      2014
Schroder Strategic Bond Fund ..........................        142,853      2014
Schroder Total Return Fixed Income Fund ...............        162,689      2014
Schroder Municipal Bond Fund ..........................        152,837      2012
                                                                99,808      2013
Schroder Short-Term Municipal Bond Fund ...............         96,239      2012
                                                               234,915      2013
                                                               143,997      2014

During the year ended October 31, 2006, capital loss carryforwards that were utilized to offset gains were as follows:

                                                             AMOUNT
                                                          ------------
Schroder International Alpha Fund .....................     $1,140,498
Schroder Municipal Bond Fund ..........................        185,541




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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2006


At October 31,  2006,  the  identified  cost for Federal  income tax purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                                    GROSS UNREALIZED           NET UNREALIZED
                                                             IDENTIFIED      -------------------------------    APPRECIATION
                                                              TAX COST        APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                                          ----------------   --------------   --------------   --------------
Schroder North American Equity Fund ...................     $1,120,829,603     $166,465,826     $(28,115,314)    $138,350,512
Schroder International Diversified Value Fund .........         10,026,335          611,790         (213,138)         398,652
Schroder U.S. Opportunities Fund ......................        200,921,860       28,705,206       (2,417,809)      26,287,397
Schroder U.S. Small and Mid Cap Opportunities Fund ....          7,270,473          507,585         (228,883)         278,702
Schroder International Alpha Fund .....................         42,401,919        3,292,376         (659,103)       2,633,273
Schroder Emerging Market Equity Fund ..................         13,009,891        1,158,819         (224,815)         934,004
Schroder Enhanced Income Fund .........................        109,482,717          136,660         (519,296)        (382,636)
Schroder Strategic Bond Fund ..........................         29,002,886          302,182          (10,542)         291,640
Schroder Total Return Fixed Income Fund ...............         24,978,204          117,301          (82,682)          34,619
Schroder Municipal Bond Fund ..........................        259,403,869        3,322,506         (952,091)       2,370,415
Schroder Short-Term Municipal Bond Fund ...............        187,920,007        1,096,548         (703,689)         392,859

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Diversified Value, Schroder International Alpha, and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Diversified Value, Schroder International Alpha, Schroder Emerging Market Equity and Schroder Strategic Bond Funds may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2006 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.




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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2006


                                                         5% OR GREATER SHAREHOLDERS
                                                         --------------------------
                                                         NUMBER      % OF FUND HELD
                                                         ------      --------------
Schroder North American Equity Fund ..................     5             62.54%
Schroder International Diversified Value Fund ........     1            100.00
Schroder U.S. Opportunities Fund .....................     3             73.62
Schroder U.S. Small and Mid Cap Opportunities Fund ...     2             98.42
Schroder International Alpha Fund ....................     2             95.12
Schroder Emerging Market Equity Fund .................     3            100.00
Schroder Enhanced Income Fund ........................     1             97.46
Schroder Strategic Bond Fund .........................     1            100.00
Schroder Total Return Fixed Income Fund ..............     3             98.20
Schroder Municipal Bond Fund .........................     4             87.64
Schroder Short-Term Municipal Bond Fund ..............     3             89.59

Some of the accounts shown above for Schroder International Diversified Value, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, Schroder Emerging Market Equity, Schroder Enhanced Income, Schroder Strategic Bond and Schroder Total Return Fixed Income Funds are owned by an affiliate of SIMNA.

NOTE 10 -- NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of October 31, 2006, the Funds have not evaluated the impact that will result from adopting FIN 48.

In September 2006, the FASB issued STATEMENT ON FINANCIAL  ACCOUNTING  STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.




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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Trustees and Shareholders of Schroder Global Series Trust,
   Schroder Capital Funds (Delaware) and
   Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (formerly known as Schroder International
Fund),   (constituting   Schroder   Capital  Funds   (Delaware))   and  Schroder
International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund, Schroder Strategic Bond Fund, Schroder Total Return Fixed Income Fund (formerly known as Schroder U.S. Core Fixed Income Fund), Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund (constituting Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 21, 2006




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PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

FORM N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

The Funds' Advisory Agreements are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the 1940 Act) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Schroder Investment Management North America Inc. ("SIMNA"). Each Advisory Agreement is terminable with respect to a Fund by SIMNA, the Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days prior written notice and will terminate automatically in the event of its assignment.

The Trustees meet over the course of the year with investment advisory personnel from SIMNA and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2006 to consider the continuation of the Advisory Agreement in respect of each of the Funds (other than the Schroder Emerging Market Equity Fund, the Schroder Strategic Bond Fund, and the Schroder International Diversified Value Fund, which are recently organized) for the following year. In connection with that meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the asset levels and investment performance of the Funds and the performance of other funds in the Funds' respective peer groups, certain benchmarks, and other mutual funds for which SIMNA serves as sub-adviser; (ii) information on the Funds' advisory and sub-advisory fees and other expenses, including information comparing the Funds' expenses to other funds in their peer group and comparisons of each Fund's fees with fees charged by SIMNA to clients other than the Funds, and information about any applicable fee waivers and expense reimbursements and fee "breakpoints"; and (iii) information about the profitability of the Advisory Agreement to SIMNA in respect of each of the Funds. In considering whether to approve the continuation of the Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees included the factors described below.

The Trustees considered the fees charged by SIMNA to each Fund under its Advisory Agreement. Fees, for this purpose, were considered to include the sub-advisory fee paid by SIMNA to Schroder to Investment Management North America Limited ("SIMNA Ltd.") for its services as sub-adviser to Schroder International Alpha Fund and Schroder North American Equity Fund out of the fees received by SIMNA with respect to these Funds. The Trustees also considered the expense ratio of each of the Funds. Schroder furnished information to the Trustees compiled by an independent organization, Lipper Inc. ("Lipper"), showing a comparison of SIMNA's fee rate for each Fund, as well as each Fund's expense ratio, compared to peer mutual funds having similar objectives, strategies, and asset sizes. SIMNA also furnished information to the Trustees as to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, offshore funds, and mutual funds for which SIMNA serves as sub-advisor. The data showed that the fee charged by SIMNA to the Funds was within the range of comparable mutual funds, with more than half the Funds (Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund) below the median for their respective peer groups (after giving effect to expense limitations currently in effect and expected to be in effect for the coming year). With respect to the two Funds with fees above the median (Schroder International Alpha Fund and Schroder U.S. Opportunities Fund), the Trustees considered that increases to the fees charged to these Funds had

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--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONTINUED)

recently been approved by the Funds' shareholders, and that the performance of these two Funds had been generally favorable compared with other funds in their respective peer groups, and that the performance returns were net of fees.

The Trustees considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, offshore funds, and mutual funds for which SIMNA serves as sub-adviser. The Trustees found that in some cases (Schroder International Alpha Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal Bond Fund) the fees charged by SIMNA to institutional separate accounts and certain other mutual funds sub-advised by SIMNA were lower than those charged to the comparable Funds. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those institutional separate accounts, citing, among other things, greater compliance, reporting, legal and other administrative burdens of providing investment advice to mutual funds; substantially greater regulatory and enterprise risk in managing public mutual funds; and the necessity of conducting daily valuation and liquidity testing for mutual funds. Representatives of SIMNA noted that sub-advisory fees charged by it to other mutual funds are generally lower than the fees it charges to the comparable Funds, in light of the fact, among other things, that the services and resources required by SIMNA when it sub-advises mutual funds sponsored by other firms are substantially less than those required with respect to the Funds.

SIMNA furnished a detailed profitability analysis with respect to each Fund for the years ended December 31, 2004 and December 31, 2005. This information showed the substantial costs of providing services to the Funds, and indicated that SIMNA had a net loss with respect to each of the Funds, with the exception of the Schroder North American Equity Fund and Schroder U.S. Opportunities Fund for the calendar year ended December 31, 2004, and with respect to all of the Funds, except the Schroder U.S. Opportunities Fund, for the calendar year ended December 31, 2005. The Trustees considered that SIMNA's net loss from managing the Funds had doubled between 2004 and 2005.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. SIMNA noted that most of the Funds were small and, SIMNA believes, competitively priced, and that SIMNA believed that where it was recognizing profit from a product, the level of profitability was not excessive. In addition, SIMNA noted that certain investment styles, such as a small-cap strategy used by the Schroder U.S. Opportunities Fund and the individual stock selection strategy used by the Schroder International Alpha Fund, do not necessarily benefit from economies of scale to the same extent as many other investment styles, because of the limited ability to increase the size of a Fund's investments in certain portfolio holdings and the relatively small universe of appropriate securities.

The Trustees reviewed detailed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes, other open-end mutual funds advised by SIMNA, and various peer groups of mutual funds prepared by the independent Lipper organization with respect to various periods. That information included the relative rankings of the Funds compared to peer funds during various periods. None of the Funds was shown in that data to have substantially lagged all peer mutual funds and indexes for all relevant periods. A number of the Funds (Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund) enjoyed favorable absolute and comparative performance for various periods. The Trustees considered that, according to information provided by the independent Lipper organization, each of the Funds had exceeded the performance of the median of its peer group for the one-year period ended December 31, 2005.

The Trustees considered the nature, extent, and quality of the services provided by SIMNA. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of SIMNA's senior management, and the time and attention devoted by each to the Funds. They also considered the non-advisory services provided by SIMNA and its affiliates.

After considering all of the information described above, the Trustees at the meeting unanimously voted to approve the continuation of the Advisory Agreement in respect of each of the Funds (other than the Schroder Emerging Market Equity Fund, the Schroder Strategic Bond Fund, and the Schroder International Diversified Value Fund), including the advisory fees proposed in connection with that continuation.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS FOR NEW FUNDS

At the June 2006 meeting, the Trustees also discussed the approval of the proposed Advisory Agreement between SIMNA and Schroder Series Trust, on behalf of the Schroder International Diversified Value Fund, a newly launched series of

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INFORMATION  REGARDING  REVIEW AND  APPROVAL OF  INVESTMENT  ADVISORY  CONTRACTS
(UNAUDITED) (CONTINUED)

Schroder Series Trust, as well as an Investment Subadvisory Agreement between SIMNA, SIMNA Ltd., and Schroder Series Trust, on behalf of the Schroder International Diversified Value Fund. The Trustees also met in December 2005 to approve the proposed Advisory Agreement between SIMNA and Schroder Series Trust, on behalf of the Schroder Emerging Market Equity Fund, the Schroder Strategic Bond Fund, and the Schroder U.S. Small and Mid Cap Opportunities Fund (together with the Schroder International Diversified Value Fund, the "New Funds"), each a newly launched series of Schroder Series Trust, as well as an Investment Subadvisory Agreement between SIMNA, SIMNA Ltd., and Schroder Series Trust, on behalf of the Schroder Emerging Market Equity Fund and the Schroder Strategic Bond Fund. The Trustees considered that the proposed combined advisory and administrative fees were an annual fee of 1.00% of the net assets of the Schroder International Diversified Value Fund, 0.75% of the net assets of the Schroder Strategic Bond Fund, 1.00% of the net assets of the Schroder U.S. Small and Mid Cap Opportunities Fund, and 1.00% of the net assets of the Schroder Emerging Markets Equity Fund. They also considered that under the proposed Investment Subadvisory Agreement for each of the New Funds (other than the Schroder U.S. Small and Mid Cap Opportunities Fund), SIMNA Ltd. would perform investment sub-advisory services to the New Fund and SIMNA would pay 50% of the fees it received from the New Fund to SIMNA Ltd.

The Trustees considered the nature, extent, and quality of the services to be provided by SIMNA and SIMNA Ltd. to each of the New Funds. In this regard, the Trustees took into account the experience of the portfolio management team proposed for each of the New Funds and of SIMNA and SIMNA Ltd.'s senior management. The Trustees considered that SIMNA had recently devoted substantial resources to the investment disciplines of the Schroder Emerging Market Equity Fund and the Schroder U.S. Small and Mid Cap Opportunities Fund, including hiring a new manager for the Schroder Emerging Markets Equity Fund with substantial experience, and hiring a product manager for the small and mid cap area and certain analysts in the small and mid cap area who would perform services for the Schroder U.S. Small and Mid Cap Opportunities Fund. The Trustees also considered the performance of the Schroder U.S. Opportunities Fund, which was managed by the same portfolio management team as the Schroder U.S. Small and Mid Cap Opportunities Fund, over the life of the Fund and in recent periods, and also considered the past performance of SIMNA in managing investment products comparable to the Schroder Strategic Bond Fund.

The Trustees reviewed information provided by SIMNA and the independent Lipper organization showing the investment advisory fee rate paid by other peer mutual funds having similar objectives, strategies, and asset sizes, as well as such funds' expense ratios. The Trustees concluded that the proposed combined management and administrative fees to be paid by the Schroder Emerging Markets Equity Fund were below the average fees paid by comparable funds shown in that information, and that the proposed combined management and administrative fees to be paid by the Schroder U.S. Small and Mid Cap Opportunities Fund, the Schroder Strategic Bond Fund, and the Schroder International Diversified Value Fund were higher than the average but within the range of fees paid by other comparable funds.

The Trustees considered information provided by SIMNA as to the fees charged by SIMNA to clients with investment strategies similar to those of the New Funds, including institutional separate accounts and offshore funds. The Trustees considered that although SIMNA generally charged lower fees to those separate accounts, based on the information provided by SIMNA, compliance, reporting and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients.

The Trustees considered whether economies of scale would likely be realized as the New Funds grow and whether a reduction in the advisory fees paid by the New Funds by means of breakpoints would be appropriate. The Trustees noted that, in light of the fact that each of the New Funds would be in a start-up stage, it was unlikely that they would be achieving such size in the foreseeable future so as to require implementation of breakpoints now. The Trustees also considered in particular that the small capitalization investment style which would be used in part by the Schroder U.S. Small and Mid Cap Opportunities Fund does not necessarily benefit readily from economies of scale because of the limited ability to increase the size of the Fund's investments in certain portfolio holdings.

Since the New Funds would be newly organized, the Trustees did not consider specifically the profitability of the New Fund's Advisory Agreements or Investment Subadvisory Agreements to SIMNA or SIMNA Ltd. or the cost to SIMNA or SIMNA Ltd. of providing services to the New Funds. However, the Trustees considered that they were generally familiar with the investments made by SIMNA and SIMNA Ltd. in their investment management services and the levels of profitability the firm had realized in respect of other similar U.S. mutual funds managed by them.

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INFORMATION  REGARDING  REVIEW AND  APPROVAL OF  INVESTMENT  ADVISORY  CONTRACTS
(UNAUDITED) (CONTINUED)

After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreement in respect of each of the New Funds and the Investment Subadvisory Agreement for each of the New Funds (except the Schroder U.S. Small and Mid Cap Opportunities Fund), including the advisory fees thereunder.

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENTS FOR SCHRODER INTERNATIONAL FUND AND SCHRODER U.S. OPPORTUNITIES FUND

At a December 2005 meeting, the Trustees of Schroder Capital Funds (Delaware) also approved a Second Amended and Restated Investment Advisory Agreement with SIMNA with respect to Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (the "Amended Advisory Agreement"). The Amended Advisory Agreement combined in a single agreement advisory services provided by SIMNA and administrative services previously provided by Schroder Fund Advisors Inc., and contemplated that SIMNA, and not Schroder Fund Advisors Inc., would act as administrator to each of these Funds. The Amended Advisory Agreement provides that the Schroder U.S. Opportunities Fund pays a fee to SIMNA at an annual rate of 1.00% of the Fund's average daily net assets, and the Schroder International Alpha Fund pays a fee to SIMNA at an annual rate of 0.975% of the Fund's average daily net assets, an increase from the fees payable under the agreements previously in effect.

SCHRODER U.S. OPPORTUNITIES FUND

With respect to the Schroder U.S. Opportunities Fund, the Trustees concluded, based on the information provided to them by Lipper, that the investment performance of this Fund had historically been generally quite favorable. The Trustees also considered that the Fund had received a five-star rating from the Morningstar organization for its 5- and 10-year performance and overall. The Trustees also considered that, because of the small size of the companies in the Fund's investment universe and the resulting limited liquidity of many of their stocks, SIMNA believed that its capacity to manage assets in this discipline is limited, and that SIMNA was making available to the Fund a substantial amount of that capacity. The Trustees also considered the nature, extent and quality of the investment advice rendered by SIMNA as well as the backgrounds of the portfolio managers and other executive personnel of SIMNA. The Trustees concluded on the basis of the information presented that the portfolio management team for the Fund appeared well qualified to manage the Fund and that SIMNA had provided favorable relative performance to the Fund for a sustained period of time.

The Trustees noted that SIMNA had agreed, at the request of the Trustees, that if the proposed fee increase was approved by shareholders, it would agree to reduce its compensation (and, if necessary, pay other Fund expenses, other than interest, taxes, and extraordinary expenses) until February 28, 2007 to the extent the total annual operating expenses of the Fund exceed 1.70% of the Fund's average daily net assets.

The Trustees considered information from Lipper comparing the proposed combined management and administration fee and the total expense ratio of the Fund to other small-cap core funds, as classified by Lipper. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Trustees believed that the management fee and expense ratios would be within the range of fees paid by other comparable funds.

The Trustees considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Fund with similar investment objectives and investment strategies as the Fund, including separate accounts, funds (not registered under the Investment Company Act of 1940, as amended) offered outside of the United States and a mutual fund for which SIMNA serves as sub-adviser. The Trustees noted that the fees charged to offshore pools do not include fees for administrative services, and that in most cases the proposed combined advisory/administrative fee for the Fund was nonetheless equal to or less than the fees charged to those other accounts for advisory services. The Trustees considered that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to other accounts. In addition, they considered that there is substantially greater legal and other risk to SIMNA in managing public mutual funds than in managing private accounts. In addition, management of the Fund requires the use of resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not the case with respect to all institutional separate account clients. The Trustees also considered that the services and resources required by SIMNA when it sub-advises mutual funds are generally substantially less than those required with respect to the Fund, since many of the compliance and regulatory responsibilities are retained by the primary adviser in such circumstances. The Trustees also considered that SIMNA does not generally charge an administrative fee to separate account clients. The Trustees also considered SIMNA's statement that it does not intend to seek an increase in the management fees of the Fund during the next five years, unless there is a material change in circumstances.


--------------------------------------------------------------------------------


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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONTINUED)

The Trustees reviewed information concerning profitability of SIMNA's investment management activities and its financial condition based on financial information from 2004 and 2003. The Trustees noted that, based on the information provided by SIMNA, it appeared that SIMNA had realized a small amount of net profit from the Fund in 2004 and had incurred a net loss with respect to the Fund in 2003 and in prior years. The Trustees concluded based on information provided to them by SIMNA that a portion of the increase in revenues resulting from the proposed increase in management fees would be spent on additional costs incurred by SIMNA in connection with the management of the Fund. The Trustees considered that the data showed that SIMNA anticipated that it would earn a substantial profit with respect to the Fund (which would be increased in future periods if the proposed fee increase was approved by shareholders), but the Trustees did not consider that profit excessive or unreasonable in light of the investment SIMNA had made in the past years in sponsoring the Fund, the size and historical investment performance of the Fund, and the quality of service provided by SIMNA to the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grows. They considered that the small capitalization investment style does not necessarily benefit readily from economies of scale because of the limited ability to increase the size of the Fund's investments in certain portfolio holdings. Instead, larger funds in this style must often generate and monitor a greater number of potential and actual investments, requiring SIMNA to increase investment resources dedicated to those funds. The Trustees considered that SIMNA recently hired a product manager with considerable experience relating to small- and mid-cap equity investing and a new analyst who would spend most of his time reviewing small-cap companies, and that SIMNA was considering additional hires.

SCHRODER INTERNATIONAL ALPHA FUND

With respect to the Schroder International Alpha Fund, the Trustees considered that the Fund had been organized in 1985, and that the advisory fee set for the Fund at that time, and under those circumstances, is below that charged today by many managers of comparable mutual funds investing internationally, according to the information provided to them by Lipper. They noted that international investing is generally a relatively expensive investment management undertaking, and that SIMNA had made and was making a significant commitment to the Fund by hiring a new management team for the Fund with substantial experience managing international products. They noted that the Fund's portfolio management team generally focuses the Fund's investments in a relatively limited number of positions based on intensive research efforts by SIMNA and its affiliates, requiring a substantial continuing financial commitment by SIMNA to the research process. The Trustees also considered that, because of the relatively small number of companies typically comprising the Fund's portfolio, SIMNA believes that its capacity to manage assets in this discipline is limited, and that SIMNA was proposing to make available to the Fund a substantial amount of that capacity. SIMNA noted that a number of clients of SIMNA and its affiliates in the same investment discipline that are not mutual funds currently pay fees at higher rates than those paid by the Fund. SIMNA said that the proposed fee increase was intended both to compensate SIMNA for its financial commitment to the investment strategy and the Fund, and to ensure that a substantial amount of its investment management capacity in this discipline is devoted to the Fund.

The Trustees considered the performance of the Fund as compared to the performance of other mutual funds with comparable objectives and to certain securities indices. The Trustees also considered the nature, extent, and quality of the investment advice rendered by SIMNA as well as the backgrounds of the portfolio managers and other executive personnel of SIMNA. The Trustees noted that, although the Fund's long-term performance had been relatively unfavorable, SIMNA had made a significant commitment toward improving performance, including hiring Virginie Maisonneuve as head of international equity investing and the leader of the portfolio management team with respect to the Fund. The current portfolio management team assumed responsibility for the Fund effective March 2005. They noted that, according to the information they received from Lipper, the Fund's investment performance had shown improvement during certain recent periods.

The Trustees considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Fund with similar investment objectives and investment strategies as the Fund. The Trustees considered that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to separate accounts. In addition, they considered that there is substantially greater legal and other risk to SIMNA in managing public mutual funds than in managing private accounts. In addition, management of the Fund requires the use of resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not the case with respect to all institutional separate account clients. The Trustees also considered that SIMNA does not generally charge an administrative fee to separate account clients. The Trustees also considered SIMNA's statement that it does not intend to seek an increase in the management fees of the Fund during the next five years, unless there is a material change in circumstances.

--------------------------------------------------------------------------------


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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONCLUDED)

The Trustees reviewed information concerning profitability of SIMNA's investment management activities and its financial condition based on financial information from 2004 and 2003. The Trustees noted that, based on the information provided by SIMNA, it appeared that SIMNA had incurred a net loss from the Fund in 2004 and 2003, and in prior years. The Trustees considered that SIMNA had devoted substantial resources to the Fund while incurring a net loss, including hiring a new management team for the Fund. The Trustees considered that the investment style of the Fund, which focused on investing in a limited number of stocks, required SIMNA to devote substantial resources toward research and analysis of potential investments.

The Trustees considered whether economies of scale would likely be realized as the Fund grows. They considered that the investment style of the Fund does not readily benefit from economies of scale because the Fund pursues an investment strategy of investing in a limited number of stocks requiring detailed research and analysis. SIMNA noted that if the Fund were to increase in size, SIMNA would either have to increase the Fund's investment in these stocks, which might lead it to own a greater percentage of the issuer than it would want to hold, or, more likely, to devote substantial resources to researching additional stocks, potentially requiring SIMNA to commit additional resources to portfolio management and analysis for the Fund.

Based on all of these considerations, the Trustees concluded that the proposed advisory fee under the Amended Advisory Agreement for each of the Schroder U.S. Opportunities Fund and the Schroder International Alpha Fund was reasonable, and that it was in the best interests of the Fund and its shareholders to agree to the proposed fee increase in order to help ensure SIMNA's continued strong business interest in the success of each Fund and providing a high level of service and investment performance to each Fund.

The Amended Advisory Agreement for each of the Schroder U.S. Opportunities Fund and the Schroder International Alpha Fund was subsequently approved by the respective shareholders of each such Fund.




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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)



We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

  To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.




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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


                                                      Beginning      Ending          Net      Expenses
                                                       Account       Account     Annualized     Paid
                                                        Value         Value        Expense     During
                                                       5/1/06       10/31/06       Ratios     Period*
------------------------------------------------------------------------------------------------------
Schroder North American Equity Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,052.50      0.34%       $1.76
   Advisor Shares                                       1,000.00      1,050.80      0.69         3.57
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,023.49      0.34%       $1.73
   Advisor Shares                                       1,000.00      1,021.73      0.69         3.52
------------------------------------------------------------------------------------------------------
Schroder International Diversified Value Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares**                                   $1,000.00     $1,054.00      1.25%       $2.18
   Advisor Shares**                                     1,000.00      1,053.00      1.50         2.62
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,018.90      1.25%       $6.36
   Advisor Shares                                       1,000.00      1,017.64      1.50         7.63
------------------------------------------------------------------------------------------------------
Schroder U.S. Opportunities Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,016.30      1.37%       $6.96
   Advisor Shares***                                    1,000.00      1,037.40      1.68         2.91
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,018.30      1.37%       $6.97
   Advisor Shares                                       1,000.00      1,016.74      1.68         8.54
------------------------------------------------------------------------------------------------------
Schroder U.S. Small and Mid Cap Opportunities Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,010.80      1.40%       $7.10
   Advisor Shares                                       1,000.00      1,008.90      1.65         8.35
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,018.15      1.40%       $7.12
   Advisor Shares                                       1,000.00      1,016.89      1.65         8.39




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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


                                                      Beginning       Ending         Net      Expenses
                                                       Account       Account     Annualized     Paid
                                                        Value         Value        Expense     During
                                                        5/1/06       10/31/06      Ratios      Period*
------------------------------------------------------------------------------------------------------
Schroder International Alpha Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,040.10      1.25%       $ 6.43
   Advisor Shares***                                    1,000.00      1,040.10      1.50          7.08
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,018.90      1.25%       $ 6.36
   Advisor Shares                                       1,000.00      1,017.64      1.50          7.63
------------------------------------------------------------------------------------------------------
Schroder Emerging Market Equity Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $  993.40      1.75%       $ 8.79
   Advisor Shares                                       1,000.00        992.50      2.00         10.04
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,016.38      1.75%       $ 8.89
   Advisor Shares                                       1,000.00      1,015.12      2.00         10.16
------------------------------------------------------------------------------------------------------
Schroder Enhanced Income Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,025.00      0.40%       $ 2.04
   Advisor Shares                                       1,000.00      1,023.70      0.65          3.32
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,023.19      0.40%       $ 2.04
   Advisor Shares                                       1,000.00      1,021.93      0.65          3.31
------------------------------------------------------------------------------------------------------
Schroder Strategic Bond Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares****                                 $1,000.00     $1,012.80      1.15%       $ 3.90
   Advisor Shares****                                   1,000.00      1,011.20      1.40          4.74
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,019.41      1.15%       $ 5.85
   Advisor Shares                                       1,000.00      1,018.15      1.40          7.12




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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


                                                      Beginning       Ending        Net       Expenses
                                                       Account       Account     Annualized     Paid
                                                        Value         Value       Expense      During
                                                        5/1/06       10/31/06      Ratios      Period*
------------------------------------------------------------------------------------------------------
Schroder Total Return Fixed Income Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,040.80      0.40%       $2.06
   Advisor Shares                                       1,000.00      1,039.50      0.65         3.34
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,023.19      0.40%       $2.04
   Advisor Shares                                       1,000.00      1,021.93      0.65         3.31
------------------------------------------------------------------------------------------------------
Schroder Municipal Bond Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,035.50      0.55%       $2.82
   Advisor Shares                                       1,000.00      1,035.30      0.80         4.10
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,022.43      0.55%       $2.80
   Advisor Shares                                       1,000.00      1,021.17      0.80         4.08
------------------------------------------------------------------------------------------------------
Schroder Short-Term Municipal Bond Fund
------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                                     $1,000.00     $1,025.60      0.55%       $2.81
   Advisor Shares                                       1,000.00      1,024.30      0.80         4.08
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                     $1,000.00     $1,022.43      0.55%       $2.80
   Advisor Shares                                       1,000.00      1,021.17      0.80         4.08

   * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

  ** Fund commenced operations on August 30, 2006. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 62/365.

 *** Advisor Shares commenced operations on May 15, 2006. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 169/365.

**** Fund commenced operations on June 30, 2006. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 123/365.




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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)
Additional  information  regarding  the  Trustees  is  included  in  the  Funds'
Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                                       TERM OF
                                                                        OFFICE
                                                                         AND
                                       POSITION(S)                      LENGTH
NAME, AGE                             HELD WITH THE                    OF TIME
AND ADDRESS                              TRUSTS                         SERVED
-----------------------------------------------------------------------------------------
TRUSTEES

Peter L. Clark++, 41                   Trustee and                    Indefinite
875 Third Avenue, 22nd Fl.              Chairman                      Since 2003
New York, NY 10022                  (SCF(D) and SST)




Hon. David N. Dinkins*+, 79              Trustee                      Indefinite
875 Third Avenue, 22nd Fl.          (SCF(D) and SST)                  Since 1994
New York, NY 10022

Peter E. Guernsey*, 85                   Trustee                      Indefinite
875 Third Avenue, 22nd Fl.            (All Trusts)               Since 1975 (SCF(D))
New York, NY 10022                                                 Since 1993 (SST)
                                                            Since November 1, 2006 (SGST)

John I. Howell*+, 89                     Trustee                      Indefinite
875 Third Avenue, 22nd Fl.            (All Trusts)               Since 1975 (SCF(D))
New York, NY 10022                                                 Since 1993 (SST)
                                                                  Since 2003 (SGST)

Peter S. Knight*, 55                     Trustee                      Indefinite
875 Third Avenue, 22nd Fl.            (All Trusts)           Since 1993 (SCF(D) and SST)
New York, NY 10022                                                Since 2003 (SGST)




Catherine A. Mazza++, 46               Trustee and                    Indefinite
875 Third Avenue, 22nd Fl.              Chairman                  Since 2003 (SGST)
New York, NY 10022                       (SGST)




----------------------
 * Also serves as a member of the Audit Committees for each Trust on which they serve.
 + Trustee Emeritus, effective November 1, 2006.
++ Trustees  deemed to be  "interested  persons" of the Trusts as defined in the
   1940 Act are referred to as an "Interested Trustees." Mr. Clark and Ms. Mazza are Interested Trustees due to their status as officers and employees of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates. Effective November 1, 2006, Mr. Clark resigned as a Trustee and Chairman of SCF(D) and SST. Ms. Mazza became a Trustee and Chairman of SCF(D) and SST, also effective November 1, 2006.
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------



                                                NUMBER OF SERIES                          OTHER
                 PRINCIPAL                      IN FUND COMPLEX                       DIRECTORSHIPS
                OCCUPATION(S)                     OVERSEEN BY                            HELD BY
             DURING PAST 5 YEARS                BOARD MEMBER(a)                       BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------
Chief Executive Officer, SIMNA Inc.                   10           None
and SIMNA Ltd., 3/03 - Present.
Executive Vice President, SIMNA Inc.
and SIMNA Ltd., 12/01-2/03.
Managing Director and Head of
Emerging Markets, JP Morgan/
JP Morgan Investment Management,
1986-2001.

Professor, Columbia University School                 10           None
of International and Public Affairs

Retired. Formerly, Senior Vice President,             11           None
Marsh & McLennan, Inc. (Insurance Services)


Private Consultant, Indian Rock Corporation           11           American Life Assurance Co. of New York; United
(Individual Accounting)                                            States Life Insurance Co. of the City of New York;
                                                                   First SunAmerica Life Insurance Co.


Director, Schroder Japanese Long/Short Fund;          11           Medicis; PAR Pharmaceuticals; Entremed;
Director, Schroder Credit Renaissance Fund,                        Generation Investment Management Global
LP; Director, Schroder Alternative Strategies                      Equity Fund LLP
Fund; President, Generation Investment
Management U.S. Formerly, Managing Director,
MetWest Financial (Financial Services);
President of Sage Venture Partners (Industry);
Partner, Wunder, Knight Forcsey & DeVierno
(law firm)

Formerly, Trustee, President and Chief                11           None
Executive Officer of Schroder Capital Funds
(Delaware) and Schroder Series Trust; Senior
Vice President, Schroder Investment
Management North American Inc., President and
Director, Schroder Fund Advisors Inc.

----------
(a) The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.



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

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)




                                                                             TERM OF
                                                                             OFFICE
                                                                               AND
                                         POSITION(S)                         LENGTH
NAME, AGE                               HELD WITH THE                        OF TIME
AND ADDRESS                                TRUSTS                            SERVED
-----------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)

William L. Means*, 70                      Trustee                         Indefinite
875 Third Avenue, 22nd Fl.               (All Trusts)              Since 1997 (SCF(D) and SST)
New York, NY 10022                                                Since November 1, 2006 (SGST)

Clarence F. Michalis*+, 84                 Trustee                         Indefinite
875 Third Avenue, 22nd Fl.               (All Trusts)                  Since 1969 (SCF(D))
New York, NY 10022                                                      Since 1993 (SST)
                                                                        Since 2003 (SGST)

Hermann C. Schwab*+, 86                    Trustee                         Indefinite
875 Third Avenue, 22nd Fl.             (SCF(D) and SST)                Since 1969 (SCF(D))
New York, NY 10022                                                      Since 1993 (SST)

James D. Vaughn*, 61                       Trustee                         Indefinite
875 Third Avenue, 22nd Fl.               (All Trusts)                      Since 2003
New York, NY 10022

OFFICERS

Mark A. Hemenetz, 50                    President and                      Indefinite
875 Third Avenue, 22nd Fl.       Principal Executive Officer             Since May 2004
New York, NY 10022




Alan M. Mandel, 49            Treasurer and Principal Financial            Indefinite
875 Third Avenue, 22nd Fl.          and Accounting Officer         Since 1998 (SST and SCF(D);
New York, NY 10022                                                      Since 2003 (SGST)




----------------------
* Also serves as a member of the Audit Committees for each Trust on which they serve.
+ Trustee Emeritus, effective November 1, 2006.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------



                                              NUMBER OF SERIES             OTHER
                 PRINCIPAL                    IN FUND COMPLEX         DIRECTORSHIPS
               OCCUPATION(S)                    OVERSEEN BY              HELD BY
            DURING PAST 5 YEARS               BOARD MEMBER(a)          BOARD MEMBER
-----------------------------------------------------------------------------------------
Retired                                             11           None



Retired. Formerly, Chairman of the Board of         11           None
Directors, Josiah Macy, Jr. Foundation.



Retired                                             10           None



Retired. Formerly, Managing Partner,                11           AMG National Trust Bank.
Deloitte & Touche USA, LLP --
Denver (accounting)


Chief Operating Officer, Director and                            None
Executive Vice President, Schroder
Investment Management North America
Inc. ("Schroders"); Chairman and Director,
Schroder Fund Advisors Inc.; President and
Principal Executive Officer of the Trusts.
Formerly, Executive Vice President and
Director of Investment Management, Bank
of New York.

First Vice President, Schroders; Chief                           None
Operating Officer, Treasurer and Director,
Schroder Fund Advisors Inc.; Treasurer and
Principal Financial and Accounting Officer
of the Trusts.




----------------------
(a) The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)




                                                                          TERM OF
                                                                          OFFICE
                                                                           AND
                                     POSITION(S)                          LENGTH
NAME, AGE                           HELD WITH THE                        OF TIME
AND ADDRESS                            TRUSTS                             SERVED
----------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Stephen M. DeTore, 55         Chief Compliance Officer                   Indefinite
875 Third Avenue, 22nd Fl.                                               Since 2005
New York, NY 10022




Carin F. Muhlbaum, 44            Vice President and                      Indefinite
875 Third Avenue, 22nd Fl.         Secretary/Clerk       Vice President since 1998 (SST and (SCF(D);
New York, NY 10022                                               Secretary since 2001 (SST);
                                                          Vice President and Clerk since 2003 (SGST)


Angel Lanier, 45                 Assistant Secretary                     Indefinite
875 Third Avenue, 22nd Fl.                                               Since 2005
New York, NY 10022





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------




          PRINCIPAL
        OCCUPATION(S)
     DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Senior Vice President and Chief Compliance                  None
Officer, Schroders; Senior Vice President and
Director, Schroder Fund Advisors Inc. Chief
Compliance Officer of the Trusts. Formerly,
Deputy General Counsel, Gabelli Asset
Management, Inc.; Associate General Counsel
Gabelli Asset Management, Inc.; Assistant
Director, Office of Examination Support, U.S.
Securities and Exchange Commission.

Executive Vice President, General Counsel, and
Chief Administrative Officer, Schroders;
Senior Vice President, Director, Secretary and General Counsel, Schroder Fund
Advisors Inc.; Vice President and
Secretary/Clerk of the Trusts.

Assistant Vice President, Schroders; Assistant
Vice President, Schroder Fund Advisors Inc.;
Assistant Secretary/Clerk of the Trusts. Formerly,
Associate, Schroders.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2006 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2006, each portfolio has designated the following items with regard to distributions paid during the year.

                     LONG TERM                                            QUALIFYING                                      QUALIFYING
                     (15% RATE)    ORDINARY                             FOR CORPORATE  QUALIFYING     U.S.     QUALIFYING SHORT-TERM
                    CAPITAL GAIN    INCOME     TAX-EXEMPT     TOTAL     DIVIDENDS REC.  DIVIDEND   GOVERNMENT   INTEREST   CAPITAL
FUND                DISTRIBUTION DISTRIBUTIONS  INTEREST  DISTRIBUTIONS DEDUCTIONS (1) INCOME (2) INTEREST (3) INCOME (4)  GAIN (5)
----                ------------ ------------- ---------- ------------- -------------- ---------- ------------ ---------- ----------
Schroder North
  American Equity
  Fund ............    38.08%        61.92%       0.00%      100.00%       47.87%        51.73%       0.00%       0.00%      0.01%
Schroder
  International
  Diversified
  Value Fund(a) ...     0.00%       100.00%       0.00%      100.00%        0.00%         0.00%       0.00%       0.00%      0.00%
Schroder U.S.
  Opportunities
  Fund ............   100.00%         0.00%       0.00%      100.00%        0.00%         0.00%       0.00%       0.00%      0.00%
Schroder U.S.
  Small and Mid
  Cap Opportunities
  Fund ............     0.00%         0.00%       0.00%        0.00%        0.00%         0.00%       0.00%       0.00%      0.00%
Schroder
  International
  Alpha Fund(b) ...     0.00%       100.00%       0.00%      100.00%        0.00%        96.06%       0.00%       1.00%      0.00%
Schroder
  Emerging Market
  Equity Fund(c) ..     0.00%       100.00%       0.00%      100.00%        0.00%         0.00%       0.00%       0.00%      0.00%
Schroder Enhanced
  Income Fund .....     0.00%       100.00%       0.00%      100.00%        0.00%         0.00%       1.70%      92.00%      0.00%
Schroder Strategic
  Bond Fund .......     0.00%       100.00%       0.00%      100.00%        0.00%         0.00%      51.31%     100.00%      0.00%
Schroder Total
  Return Fixed
  Income Fund .....     0.00%       100.00%       0.00%      100.00%        0.00%         0.00%      20.20%      89.00%      0.00%
Schroder Municipal
  Bond Fund .......     0.00%        12.91%      87.09%      100.00%        0.00%         0.00%       0.00%       0.00%      0.00%
Schroder
  Short-Term
  Municipal
  Bond Fund .......     0.00%        16.65%      83.35%      100.00%        0.00%         0.00%       0.00%       0.00%      0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

(2)   The  percentage  in this  column  represents  the  amount  of  "Qualifying
      Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2006, the total amount of foreign source income is $57,442. The total amount of foreign tax to be paid is $4,338. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2006, the total amount of foreign source income is $318,621. The total amount of foreign tax to be paid is $18,936. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2006, the total amount of foreign source income is $81,574. The total amount of foreign tax to be paid is $21,347. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS (UNAUDITED)

A Meeting of Shareholders (the "Meeting") of Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, each a series of Schroder Capital Funds (Delaware) ("SCF(D)") was held on March 23, 2006 at the offices of SCF(D), 875 Third Avenue, New York, New York 10022. The matters voted upon by Shareholders and the resulting votes are presented below:

PROPOSAL 1.
To approve or disapprove an amended and restated investment advisory agreement between SCF(D) and Schroder Investment Management North America Inc. on behalf of Schroder U.S. Opportunities Fund and Schroder International Alpha Fund.

VOTES
                                       For      Against   Abstain
                                    ---------   -------   -------
Schroder International Alpha Fund    625,151     3,255      429


THE MEETING WAS ADJOURNED TO APRIL 30, 2006, AT WHICH TIME PROPOSAL 1 WAS VOTED UPON BY SHAREHOLDERS AND THE RESULTING VOTES ARE PRESENTED BELOW:

VOTES
                                       For      Against   Abstain
                                    ---------   -------   -------
Schroder U.S. Opportunities Fund    2,738,154   508,152   80,177

PROPOSAL 2.
To elect Trustees of the SCF(D).

VOTES

                                                  For                          Withhold
                                                 -----                         --------
                                                         U.S.                            U.S.
                                     International   Opportunities   International   Opportunities
                                      Alpha Fund         Fund         Alpha Fund         Fund
                                     -------------   -------------   -------------   -------------
      Peter L. Clark                    655,910        3,737,156         3,173          241,904
      David N. Dinkins                  655,910        3,722,468         3,173          256,592
      Peter E. Guernsey                 655,910        3,737,090         3,173          241,970
      John I. Howell                    655,910        3,734,463         3,173          244,597
      Peter S. Knight                   655,910        3,747,874         3,173          231,186
      William L. Means                  655,910        3,748,764         3,173          230,296
      Clarence F. Michalis              655,910        3,746,718         3,173          232,342
      Herman C. Schwab                  655,910        3,732,968         3,173          246,092
      James D. Vaughn                   655,910        3,747,220         3,173          231,840

A Meeting of Shareholders of Schroder Series Trust ("SST") was held on October 31, 2006 at the offices of SST, 875 Third Avenue, New York, New York 10022. The matter voted upon by Shareholders and the resulting votes are presented below:

To elect Trustees of SST.

VOTES                                               FOR        WITHHELD
                                                 ----------   ----------
Catherine A. Mazza ............................  51,306,897    319,115
William L. Means ..............................  51,306,897    319,115
James D. Vaughn ...............................  51,306,897    319,115


Peter E. Guernsey and Peter S. Knight also continued to serve as Trustees after the Meeting.

A Meeting of Shareholders of Schroder Global Series Trust ("SGST") was held on October 31, 2006 at the offices of SGST, 875 Third Avenue, New York, New York 10022. The matter voted upon by Shareholders and the resulting votes are presented below:

To elect Trustees of SGST.

VOTES                                               FOR        WITHHELD
                                                 ----------   ----------
Peter E. Guernsey ............................   18,066,398   15,251,644
Catherine A. Mazza ...........................   18,066,398   15,251,644
William L. Means .............................   18,066,398   15,251,644
James D. Vaughn ..............................   18,066,398   15,251,644

Peter E. Guernsey and Peter S. Knight also continued to serve as Trustees after the Meeting.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I.    INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o     Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II.   INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III.  OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your non-public personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.




This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------

[LOGO OMITTED] SCHRODERS

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Catherine A. Mazza (CHAIRMAN)
                               David N. Dinkins*
                               Peter E. Guernsey
                               John I. Howell*
                               Peter S. Knight
                               William L. Means
                               Clarence F. Michalis*
                               Hermann C. Schwab*
                               James D. Vaughn
                               *TRUSTEE EMERITUS

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               SCHRODER GLOBAL SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108

                               47342



[LOGO OMITTED] SCHRODERS

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James D. Vaughn. Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Fees billed by Pricewaterhouse Coopers LLP Related to the Trust

Pricewaterhouse Coopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last three fiscal years as follows:

-------------- --------------------------------------- ------------------------------------- ---------------------------------------
                          OCTOBER 31, 2006                        OCTOBER 31, 2005                           APRIL 30, 2005 (1)
----- -------- ----------- ------------- ------------- ---------- ------------- ------------ ------------ ------------ -------------
                All fees    All fees      All other     All fees    All fees      All other    All fees    All fees      All other
                and         and           fees and      and         and           fees and     and         and           fees and
                services    services to   services to   services    services to   services to  services    services to   services to
                to the      service       service       to the      service       service      to the      service       service
                Trust       affiliates    affiliates    Trust       affiliates    affiliates   Trust       affiliates    affiliates
                that were   that were     that did      that were   that were     that did     that were   that were     that did
                pre-        pre-          not           pre-        pre-          not          pre-        pre-          not
                approved    approved      require       approved    approved      require      approved    approved      require
                                          pre-                                    pre-                                   pre-
                                          approval                                approval                               approval
----- -------- ----------- ------------- ------------- ---------- ------------- ------------ ------------ ------------ -------------
 (a)  Audit     $25,050         N/A       $0           $31,900        N/A        $0           $37,800         N/A       $0
      Fees

----- -------- ----------- ------------- ------------- ---------- ------------- ------------ ------------ ------------ -------------
 (b)  Audit-    $0          $0            $333,880(4)  $0          $0            $81,005(2)   $0           $0           $167,800(2)
      Related
      Fees
----- -------- ----------- ------------- ------------- ---------- ------------- ------------ ------------ ------------ -------------
 (c)  Tax       $3,240      $0            $0            $2,200     $0            $0           $3,250       $0           $0
      Fees(3)

----- -------- ----------- ------------- ------------- ---------- ------------- ------------ ------------ ------------ -------------
 (d)  All       $0          $0            $0            $0         $0            $0           $0           $0           $0
      Other
      Fees

----- -------- ----------- ------------- ------------- ---------- ------------- ------------ ------------ ------------ -------------


Notes:
       (1) The Trust's fiscal year end was changed from April 30 to October 31 on May 10, 2005.
       (2) Performance verification services rendered to Schroder Investment Management North American, Inc. to ensure conformity with CFA Institute performance standards.
       (3) Tax return preparation fees.
       (4) Performance verification services, FRAG 21 reporting and other miscellaneous consulting services rendered to Schroder Investment Management North America, Inc.

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

   -------------------- ------------------ ------------------ ----------------
                         OCTOBER 31, 2006   OCTOBER 31, 2005   APRIL 30, 2005
   -------------------- ------------------ ------------------ ----------------
    Audit-Related Fees         n/a                n/a              n/a

   -------------------- ------------------ ------------------ ----------------
    Tax Fees                   0%                 0%                0%
   -------------------- ------------------ ------------------ ----------------
    All Other Fees             n/a                n/a              n/a

   -------------------- ------------------ ------------------ ----------------


(f)        Not applicable.

(g) The aggregate non-audit fees and services billed by Pricewaterhouse Coopers LLP for the last three fiscal years were $337,120, $83,205 and $171,050 for October 31, 2006, October 31, 2005, and April 30, 2005, respectively. The Trust's fiscal year end was changed from April 30 to October 31 on May 10, 2005.

(h)        Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form

N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Except for the matter noted below, there have been no changes in the registrant's internal control over financial reporting during the period from August 1, 2006 through October 31, 2006 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting. The registrant's fund accountant and sub-administrator, SEI Investments Global Fund Services ("SEI"), has notified the registrant that it identified a weakness in SEI's internal controls relating to the application of fair value pricing for certain international equity securities in the Schroder International Alpha Fund for which an automated fair valuation process was being used. SEI has notified the registrant that this control weakness has been corrected.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schroder Global Series Trust

By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           -----------------------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date January 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           -----------------------------------
                                           Mark A. Hemenetz
                                           Principal Executive Officer
Date January 2, 2007


By (Signature and Title)*                  /s/ Alan M. Mandel
                                           -----------------------------------
                                           Alan M. Mandel
                                           Treasurer and Chief Financial Officer
Date January 2, 2007

* Print the name and title of each signing officer under his or her signature.